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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file
number                          811-3826
      --------------------------------------------------------------------------

                                AIM Sector Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               11 Greenway Plaza, Suite 100 Houston, Texas 77046
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

       Robert H. Graham 11 Greenway Plaza, Suite 100 Houston, Texas 77046
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (713) 626-1919
                                                   -----------------------------

Date of fiscal year end: 7/31
                        ---------------

Date of reporting period: 03/31/05
                         --------------

Item 1. Reports to Stockholders.

                                                                 AIM ENERGY FUND

                                  Annual Report to Shareholders . March 31, 2005

                                  [COVER IMAGE]

                                                    FORMERLY INVESCO ENERGY FUND

                          [YOUR GOALS. OUR SOLUTIONS.]
                            - REGISTERED TRADEMARK -

                                                          [AIM INVESTMENTS LOGO]
                                                        - REGISTERED TRADEMARK -

AIM ENERGY FUND SEEKS CAPITAL GROWTH.

.. Unless otherwise stated, information presented in this report is as of March 31, 2005, and is based on total net assets.

.. Effective October 15, 2004, INVESCO Energy Fund was renamed AIM Energy Fund.

ABOUT SHARE CLASSES

.. Effective September 30, 2003, Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code, including 401(k) plans, money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

.. Investor Class shares are closed to most investors. For more information on who may continue to invest in the Investor Class shares, please see the prospectus.

.. Class K shares are available only to certain retirement plans. Please see the prospectus for more information.

PRINCIPAL RISKS OF INVESTING IN THE FUND

.. Investing in a single-sector or single-region mutual fund involves greater risk and potential reward than investing in a more diversified fund.

.. International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies. The Fund may invest up to 25% of its assets in the securities of non-U.S. issuers. Securities of Canadian issuers and American Depository Receipts are not subject to this 25% limitation.

.. Portfolio turnover is greater than that of most funds, which may affect performance.

.. Investing in small and mid-size companies involves risks not associated with investing in more established companies, including business risk, significant stock price fluctuations and illiquidity.

.. By concentrating on a small number of holdings, the Fund carries greater risk because each investment has a greater effect on the fund's overall performance.

.. Short-term fluctuations in commodity prices may influence Fund returns and increase price fluctuations of Fund shares.

.. The businesses in which the Fund invests may be adversely affected by foreign governments and federal and state regulation of energy production, distribution and sale.

ABOUT INDEXES USED IN THIS REPORT

.. The Dow Jones U.S. Energy Index measures the performance of energy companies within the United States. The index maintains an approximate weighting of 95% in U.S. coal, oil and drilling, and pipeline companies.

.. The unmanaged Lipper Natural Resources Fund Index represents an average of the 10 largest natural resources funds tracked by Lipper, Inc., an independent mutual fund performance monitor, and is considered representative of natural resources stocks.

.. The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500 --REGISTERED TRADEMARK-- Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

.. The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index.

.. A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

OTHER INFORMATION

.. The returns shown in the management's discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

.. Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. Shareholders can look up the Fund's Forms N-Q on the SEC's Web site at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 1-202-942-8090 or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-3826 and 002-85905. The Fund's most recent portfolio holdings, as filed on Form N-Q, are also available at AIMinvestments.com.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-959-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2004, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

-------------------------------------------------------------------------------
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
-------------------------------------------------------------------------------

NOT FDIC INSURED        MAY LOSE VALUE          NO BANK GUARANTEE
-------------------------------------------------------------------------------

AIMINVESTMENTS.COM

AIM ENERGY FUND

                    DEAR FELLOW SHAREHOLDERS:

                    The fiscal year covered by this report saw both equities and bonds* produce positive total returns, but it wasn't a very smooth ride. Markets were at their best during the second half of 2004--bonds during the third quarter of that year and equities during the fourth. Returns turned negative for both asset classes during the first quarter of 2005.

[GRAHAM PHOTO]        The huge run-up in the price of oil over the course of the fiscal year goes a long way toward explaining the markets' loss of confidence early in 2005. The Consumer Price Index rose more in March 2005 than one month earlier. Energy costs advanced 4.0% in March; the petroleum-based subset of energy increased 7.8%.

ROBERT H. GRAHAM      Another negative factor has been Federal Reserve policy.
                    With a view to warding off potential inflation, the Federal Reserve (the Fed) raised short-term interest rates in March, the seventh such move since mid-year 2004. The Fed noted that inflationary pressures have picked up recently and that businesses' ability to raise prices appeared stronger than in the recent past. There is a virtually universal expectation that the Fed will continue to increase short-term interest rates during 2005, which could ultimately dampen economic performance. (In early May, after the close of the reporting period, the Fed raised rates once again.)

[WILLIAMSON PHOTO]    Nevertheless, there was also much good news for investors
                    as of March 31, 2005:

                    . The Institute for Supply Management's manufacturing and
                      non-manufacturing indexes--based on surveys of purchasing managers in industries that cover more than 80% of the U.S. economy--both indicated continued healthy growth during March and April and remained in very strong territory. April was the 42nd month in a row these surveys showed the economy as a whole expanding.

MARK H. WILLIAMSON  . Job growth during March was weaker than in the recent past, though the unemployment rate declined over the course of the fiscal year. In fact, less than robust job growth during March was good news for bond investors--there is still enough slack in the job market to keep wage inflation from becoming an issue.

                    . Bond yields haven't risen as much as might be expected
                      given seven increases in short-term rates over the fiscal year. Evidently, the bond market is not anticipating a long-term inflationary pattern.

                      So once again we are seeing a good news/bad news
                    combination--a situation that is far from unusual. Over the short term, financial markets are unpredictable. It is over the long term that they have been rewarding to investors, and we remain confident in their long-term outlook. Given the inability to make accurate short-term forecasts, as always, we urge our shareholders to:

                    . keep a long-term investment perspective,

                    . make sure their portfolios are suitably diversified, and

                    . contact their financial advisors when they have questions or concerns about their investments or the markets.

                    YOUR FUND

                    The following pages present a discussion of your Fund's approach to investing, an explanation of its performance over the fiscal year, and a summary of its portfolio as that year closed. Further information about your Fund and The AIM Family of Funds --REGISTERED TRADEMARK--, as well as general information concerning investing, is always available on our widely praised Web site, AIMinvestments.com. We invite you to visit frequently.

                      As always, we at AIM are dedicated to building solutions
                    to help you meet your investment goals. We thank you for your continued participation in AIM Investments --REGISTERED TRADEMARK--. If you have any questions, please contact our award-winning Client Service representatives at 800-959-4246. We are pleased to be of help.

                    Sincerely,

                    /s/ ROBERT H. GRAHAM          /s/ MARK H. WILLIAMSON

                    Robert H. Graham              Mark H. Williamson
                    Trustee, President &          Chairman & President,
                    Vice Chair, AIM Funds         A I M Advisors, Inc.

                    May 20, 2005

                    *Equities represented by the S&P 500 Index, an index of common stocks often used as a general measure of U.S. stock market performance; bonds by the Lehman U.S. Aggregate Bond Index, an index compiled by Lehman Brothers, the global investment bank, that represents the U.S. investment-grade fixed-rate bond market.

                    AIM INVESTMENTS IS A REGISTERED SERVICE MARK OF A I M MANAGEMENT GROUP INC. A I M ADVISORS, INC. AND A I M CAPITAL MANAGEMENT, INC. ARE THE INVESTMENT ADVISORS AND A I M DISTRIBUTORS, INC. IS THE DISTRIBUTOR FOR THE RETAIL FUNDS REPRESENTED BY AIM INVESTMENTS.

AIM ENERGY FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Energy was by far the best-performing sector of the S&P 500 Index for the fiscal year ended March 31, 2005. Most energy stocks benefited from rising oil prices--a trend that had a positive effect on the performance of the Fund.

--------------------------------------------------------------------------------
FUND VS. INDEXES

TOTAL RETURNS, 3/31/04-3/31/05, EXCLUDING APPLICABLE SALES CHARGES. IF SALES CHARGES WERE INCLUDED, RETURNS WOULD BE LOWER.

Class A Shares                          47.55%

Class B Shares                          46.63

Class C Shares                          46.67

Class K Shares                          47.39

Investor Class Shares                   47.72

S&P 500 Index (Broad Market Index)       6.69

Dow Jones U.S. Energy Index
(Style-specific Index)                  47.52

Lipper Natural Resources Fund Index
(Peer Group Index)                      44.13

SOURCE: LIPPER, INC.
--------------------------------------------------------------------------------

While rising oil prices enhanced the performance of energy stocks, they detracted from the performance of stocks in most other sectors, enabling the Fund to post much better returns than the S&P 500 Index. The portfolio performed in line with the Dow Jones U.S. Energy Index and outperformed the Lipper Natural Resources Fund Index. The Fund outperformed its peer group because of favorable stock selection and because some of its competitors had less exposure to energy.

HOW WE INVEST

We use a bottom-up approach to investing, selecting stocks based on an analysis of individual companies. We believe that corporate earnings and production drive stock prices. Our focus is on companies we believe have the potential to increase productivity while containing costs. We also seek to own firms that have the potential to increase earnings despite fluctuating commodity prices through the use of innovative technologies or because of new discoveries or higher production volumes.

     Typically, we hold only 30 to 40 stocks in the fund. There were 39 stocks in the portfolio at the close of the reporting period. We endeavor to control risk by:

.. diversifying across most industries and sub-industries within the energy sector;

.. generally avoiding excessive concentration of assets in a small number of stocks (the Fund's top-10 holdings represented only about 40% of the portfolio's total net assets at the close of the reporting period);

.. maintaining a cash position or cash equivalent position of approximately 5% to potentially avoid having to sell stocks during market downturns.

     We may sell or reduce our position in a stock when:

.. its valuation, in our opinion, becomes excessive in comparison to similar investment opportunities;

.. the company reports disappointing earnings or its fundamentals deteriorate;

.. we identify a more attractive investment opportunity.

MARKET CONDITIONS AND YOUR FUND

Stocks, as measured by the performance of the S&P 500 Index, rose modestly over the period as major economic indicators were generally favorable. Gross domestic product, the broadest measure of overall economic activity, rose at annualized rates of 3.3%, 4.0% and 3.8%, respectively, for the second, third and fourth quarters of 2004, and 3.1% in the first quarter of 2005.

     Most of the S&P 500 Index's gains were recorded in the fourth quarter of 2004. The index rose after the price of oil peaked in October and the U.S. presidential campaign drew to a close. The S&P 500 Index declined in the first quarter of 2005 as oil prices again increased and the Federal Reserve continued raising interest rates to slow economic growth and curb potential inflation. In the United States, the average retail price of a gallon of regular gasoline rose to a record high of more than $2.15 per gallon at the end of March 2005, according to the Energy Information

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION                   TOP 10 EQUITY HOLDINGS*                   TOTAL NET ASSETS           $657.6 million
By industry                                                                       TOTAL NUMBER OF HOLDINGS*              39
             [PIE CHART]
Oil & Gas Drilling              15.0%   1. Murphy Oil Corp.                  5.6%
Oil & Gas Refining, Marketing &         2. Grant Prideco, Inc.               3.9
 Transportation                  6.1%   3. Valero Energy Corp.               3.8
Diversified Metals & Mining      4.4%   4. BP PLC-ADR (United Kingdom)       3.4
Money Market Funds Plus Other           5. National-Oilwell Varco Inc        3.3
 Assets Less Liabilities         4.1%   6. Schlumberger Ltd. (Netherlands)   3.2
Commodity Chemicals              1.9%   7. Noble Corp. (Cayman Islands)      3.1
Oil & Gas Equipment & Services  23.4%   8. Talisman Energy Inc. (Canada)     3.0
 Oil & Gas Exploration &                9. ConocoPhillips                    3.0
 Services                       22.6%   10. Total S.A.--ADR (France)         2.9
Intergrated Oil & Gas           22.5%

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.
--------------------------------------------------------------------------------

Administration (EIA) of the U.S. Department of Energy. That price was almost 40 cents more than a year ago, the EIA reported.

     The EIA cited high world oil demand sparked by robust economic growth as the primary reason for high crude oil and gasoline prices. Demand for petroleum products is being driven by the rapidly expanding economies of China and, to a lesser extent, India, and by the improving U.S. economy. Because of political and technological constraints, supply was unable to keep pace with demand, causing oil prices to rise.

     This trend was beneficial to the energy stocks and to the Fund. The energy sector of the S&P 500 Index rose 47.05% over the reporting period. The next best-performing sector, utilities, rose 24.60%. Within the energy sector, all industry categories performed well, with stocks of companies involved in exploration and production posting the most impressive gains. The Fund had significant assets in the stocks of exploration and production companies, and this exposure enhanced performance. The Fund's focus on companies that have the ability to maintain strong earnings despite fluctuating commodity prices helped it keep pace with the Dow Jones U.S. Energy Index in the fourth quarter of 2004 when oil prices dropped briefly.

     Stocks that enhanced performance included:

.. Valero Energy owns and operates 15 refineries. It also operates gas stations under the Valero, Diamond Shamrock and Total brand names. The company purchased refineries in 2003 and 2004, allowing it to increase output and improve service to its brand-name gas stations in a cost effective manner.

.. Murphy Oil, an exploration and production firm, and the Fund's top holding at the close of the reporting period, has benefited from its agreement with a major discount retailer to fuel its gas pumps. Also, we believe new oil discoveries in the Congo have the potential to increase Murphy's production capacity.

     Detractors included:

.. Enbridge Energy, a pipeline operator, whose stock declined sharply at the outset of the reporting period after its first quarter 2004 earnings fell short of analysts' expectations. The Fund no longer owns the stock.

.. Eni, an Italian oil and gas firm, whose stock performed fairly well, but the negative currency effect adversely affected returns for the Fund. We have maintained our position in the stock because of the company's strategic position in Europe and increasing production profile.

IN CLOSING

At the close of the fiscal year, crude oil and gas prices remained high, and no one could be certain precisely how high they would climb. We continued to believe that the energy sector offers long-term potential because:

.. Constrained oil supply and global economic expansion are likely to continue.

.. The world is likely to derive most of its energy from oil and gas for the foreseeable future.

.. Global development and industrialization are likely to continue, resulting in a continuing and growing need for crude oil and gas.

We thank you for your investment in AIM Energy Fund.

THE VIEWS AND OPINIONS EXPRESSED IN MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE ARE THOSE OF A I M ADVISORS, INC. THESE VIEWS AND OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE VIEWS AND OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR RECOMMENDATIONS, OR AS AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT A I M ADVISORS, INC. MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

          See important Fund and index disclosures inside front cover.

-------------------------------------------------------------------------------

[SEGNER PHOTO]

JOHN S. SEGNER, Mr. Segner, the lead portfolio manager of AIM Energy Fund, has more than 20 years of experience in the energy and investment industries. Before joining the Fund's advisor in 1997, he was managing director and principal with an investment management company that focused exclusively on publicly-traded energy stocks. Prior to that, he held positions with several energy companies. Mr. Segner holds a B.S. in civil engineering from the University of Alabama and an M.B.A. with a concentration in finance from The University of Texas at Austin.

-------------------------------------------------------------------------------

                              [RIGHT ARROW GRAPHIC]

FOR A PRESENTATION OF YOUR FUND'S LONG-TERM PERFORMANCE RECORD, PLEASE TURN TO PAGE 5.

AIM ENERGY FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2004, through March 31, 2005.

ACTUAL EXPENSES
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended March 31, 2005, appear in the table "Cumulative Total Return" on page 5.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

--------------------------------------------------------------------------------

                                             ACTUAL                          HYPOTHETICAL
                                                                  (5% ANNUAL RETURN BEFORE EXPENSES)

             BEGINNING ACCOUNT    ENDING ACCOUNT     EXPENSES     ENDING ACCOUNT        EXPENSES
SHARE              VALUE               VALUE       PAID DURING         VALUE           PAID DURING
CLASS           (10/01/04)         (3/31/05)/1/      PERIOD/2/       (3/31/05)          PERIOD/2/
  A               $ 1,000.00        $ 1,227.50        $  7.44            $ 1,018.25      $  6.74
  B                 1,000.00          1,223.70          11.03              1,015.01        10.00
  C                 1,000.00          1,223.60          11.03              1,015.01        10.00
  K                 1,000.00          1,224.10           7.98              1,017.75         7.24
Investor            1,000.00          1,228.20           6.89              1,018.75         6.24

/1/The actual ending account value is based on the actual total return of the Fund for the period, October 1, 2004, to March 31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended March 31, 2005, appear in the table "Cumulative Total Return" on page 5.

/2/Expenses are equal to the Fund's annualized expense ratio, 1.34%, 1.99%, 1.99%, 1.44% and 1.24% for Class A, B, C, K and Investor Class shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
--------------------------------------------------------------------------------

                                              [ARROW
                                              BUTTON  For More Information Visit
                                              IMAGE]  AIMINVESTMENTS.COM

AIM ENERGY FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Your Fund's total return includes reinvested distributions, Fund expenses and management fees. Index results include reinvested dividends. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and tables does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance of the indexes does not reflect the effects of taxes.

This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $10,000 and $20,000 is the same size as the space between $20,000 and $40,000, the space between $20,000 and $40,000 is the same as that between $40,000 and $80,000, and so on.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
As of 3/31/05, including applicable sales charges
CLASS A SHARES
Inception (3/28/02)           17.21%
  1 Year                      39.42

CLASS B SHARES
Inception (3/28/02)           17.88%
  1 Year                      41.63

CLASS C SHARES
Inception (2/14/00)           18.60%
  5 Years                     14.63
  1 Year                      45.67

CLASS K SHARES
Inception (11/30/00)          14.61%
  1 Year                      47.39

INVESTOR CLASS SHARES
Inception (1/19/84)           10.05%
  10 Years                    17.22
  5 Years                     15.38
  1 Year                      47.72
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RESULTS OF A $10,000 INVESTMENT
Fund and index data from 3/31/95

                                [MOUNTAIN CHART]

                 AIM ENERGY FUND                      LIPPER NATURAL RESOURCES  DOW JONES U.S.
  DATE        INVESTOR CLASS SHARES    S&P 500 INDEX          FUND INDEX         ENERGY INDEX
  3/31/95           $ 10000              $ 10000               $ 10000            $ 10000
     4/95             10396                10294                 10287              10278
     5/95             10762                10705                 10526              10696
     6/95             10437                10953                 10450              10334
     7/95             10620                11316                 10693              10622
     8/95             10640                11345                 10736              10452
     9/95             10832                11823                 10820              10592
    10/95             10348                11781                 10370              10528
    11/95             10861                12297                 10994              11054
    12/95             11651                12534                 11524              11711
     1/96             11425                12960                 11720              11697
     2/96             11691                13081                 11860              11845
     3/96             12306                13207                 12463              12451
     4/96             13435                13401                 13057              12969
     5/96             13373                13747                 13072              12986
     6/96             13527                13799                 13039              13122
     7/96             12952                13190                 12493              12487
     8/96             13813                13468                 13097              12869
     9/96             14500                14226                 13527              13327
    10/96             15451                14618                 14181              14226
    11/96             16314                15722                 14852              14988
    12/96             16174                15410                 14851              15032
     1/97             16666                16373                 15211              15746
     2/97             14954                16501                 14136              14833
     3/97             15715                15824                 14282              15600
     4/97             15547                16768                 14240              15644
     5/97             17315                17793                 15522              16810
     6/97             17427                18584                 15750              17053
     7/97             19306                20063                 16901              18412
    8/997             20716                18940                 17305              18420
     9/97             22348                19976                 18392              19550
    10/97             21731                19310                 17882              19262
    11/97             19601                20203                 16896              18553
    12/97             19262                20550                 17040              18412
     1/98             17255                20777                 16006              17294
     2/98             18011                22275                 16828              18497
     3/98             19358                23414                 17684              19257
     4/98             20032                23654                 18154              20108
     5/98             18768                23248                 17200              19204
     6/98             18438                24192                 16533              18775
     7/98             15701                23936                 14579              17376
     8/98             12635                20478                 11762              15248
     9/98             15055                21791                 13853              17435
    10/98             15536                23560                 14347              17713
    11/98             14216                24988                 13380              17630
    12/98             13902                26427                 13101              17454
     1/99             12883                27531                 12311              16614
     2/99             12318                26676                 11881              16234
     3/99             15636                27743                 14303              18638
     4/99             18209                28817                 16729              21465
     5/99             18209                28138                 16224              20974
     6/99             19187                29695                 16983              20994
     7/99             19682                28772                 17345              21357
     8/99             20741                28629                 17788              21743
     9/99             19998                27845                 17155              20858
    10/99             18829                29607                 16511              20495
    11/99             18704                30208                 16342              20910
    12/99             19724                31985                 17492              20976
     1/00             19779                30378                 16746              21069
     2/00             20026                29804                 16992              20424
     3/00             23949                32718                 19557              22917
     4/00             24074                31734                 19366              22705
     5/00             27461                31083                 21238              24967
     6/00             26854                31849                 20305              23623
     7/00             26000                31351                 19552              23042
     8/00             30295                33298                 21790              25331
     9/00             30901                31540                 21760              26190
    10/00             27777                31406                 20623              25308
    11/00             25044                28932                 19504              24168
    12/00             31200                29074                 22604              26547
     1/01             30020                30105                 22092              25588
     2/01             29930                27362                 22197              25507
     3/01             29481                25629                 21489              25138
     4/01             32709                27619                 23672              27742
     5/01             32709                27805                 23427              27510
     6/01             27764                27128                 20854              24999
     7/01             27047                26861                 20479              24426
     8/01             25822                25181                 19638              23398
     9/01             23072                23148                 17621              21684
    10/01             24791                23589                 18870              22960
    11/01             24030                25399                 18509              22027
    12/01             25957                25621                 19759              23452
     1/02             24493                25247                 19155              22547
     2/02             25404                24760                 20021              23562
     3/02             28783                25692                 21736              25512
     4/02             29606                24135                 21773              24360
     5/02             28964                23958                 21630              23800
     6/02             26945                22252                 20403              23212
     7/02             23957                20518                 18011              20428
     8/02             24390                20652                 18400              20551
     9/02             23090                18410                 17044              18835
    10/02             23598                20028                 17477              19481
    11/02             24226                21206                 18074              20200
    12/02             24839                19961                 18332              20282
     1/03             24315                19439                 17783              19715
     2/03             25288                19147                 18357              20236
     3/03             25123                19332                 18113              20388
     4/03             24779                20924                 18186              20388
     5/03             28052                22025                 20304              22340
     6/03             27334                22307                 19905              22012
     7/03             25631                22700                 19075              21302
     8/03             27305                23142                 20367              22702
     9/03             26573                22897                 19879              22140
    10/03             26828                24191                 20384              22367
    11/03             27335                24404                 20712              22456
    12/03             30443                25683                 23143              25503
     1/04             30833                26154                 23310              25861
     2/04             32686                26518                 24618              27065
     3/04             33163                26118                 24709              26917
     4/04             33508                25708                 24392              27415
     5/04             33210                26060                 24239              27435
     6/04             36006                26567                 25961              29073
     7/04             37216                25688                 26626              30039
     8/04             36081                25791                 26287              29635
     9/04             39891                26070                 29073              32236
    10/04             39859                26468                 29184              32327
    11/04             42936                27539                 31761              34477
    12/04             41592                28476                 31300              33774
     1/05             43443                27782                 31847              34766
     2/05             49704                28366                 36311              41078
     3/05           $ 48988              $ 27864               $ 35612            $ 39709

                                                            SOURCE: LIPPER, INC.
--------------------------------------------------------------------------------

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit AIMinvestments.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum applicable sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class K shares do not have a front-end sales charge; returns shown at net asset value do not reflect a 0.70% CDSC that may be imposed on total redemption on of retirement plan assets within the first year. Investor Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value. The performance of the fund's share classes will differ due to different sales charge structures and class expenses.

     Had the advisor not waived fees and/or reimbursed expenses for the fund's Class B, Class C and Class K shares in prior periods, returns would have been lower.

--------------------------------------------------------------------------------
CUMULATIVE TOTAL RETURNS
Excluding applicable sales charges
6 months ended 3/31/05
Class A                           22.75%
Class B                           22.37
Class C                           22.36
Class K                           22.41
Investor Class                    22.82
--------------------------------------------------------------------------------

FINANCIALS

SCHEDULE OF INVESTMENTS
March 31, 2005

                                                             MARKET
                                                 SHARES      VALUE
          ------------------------------------------------------------
          DOMESTIC COMMON STOCKS-64.93%

          COMMODITY CHEMICALS-1.91%
          Lyondell Chemical Co.                   450,000 $ 12,564,000
          ------------------------------------------------------------

          DIVERSIFIED METALS & MINING-4.40%
          CONSOL Energy Inc.                      280,000   13,165,600
          ------------------------------------------------------------
          Peabody Energy Corp.                    340,000   15,762,400
          ------------------------------------------------------------
                                                            28,928,000
          ------------------------------------------------------------

          INTEGRATED OIL & GAS-13.76%
          ChevronTexaco Corp.                     168,000    9,796,080
          ------------------------------------------------------------
          ConocoPhillips                          180,000   19,411,200
          ------------------------------------------------------------
          Exxon Mobil Corp.                       180,000   10,728,000
          ------------------------------------------------------------
          Murphy Oil Corp.                        375,000   37,023,750
          ------------------------------------------------------------
          Occidental Petroleum Corp.              190,000   13,522,300
          ------------------------------------------------------------
                                                            90,481,330
          ------------------------------------------------------------

          OIL & GAS DRILLING-4.57%
          Patterson-UTI Energy, Inc.              650,000   16,263,000
          ------------------------------------------------------------
          Rowan Cos., Inc.                        460,000   13,767,800
          ------------------------------------------------------------
                                                            30,030,800
          ------------------------------------------------------------

          OIL & GAS EQUIPMENT & SERVICES-16.68%
          BJ Services Co.                         280,000   14,526,400
          ------------------------------------------------------------
          Cal Dive International, Inc./(a)/       290,000   13,137,000
          ------------------------------------------------------------
          Cooper Cameron Corp./(a)/               165,000    9,439,650
          ------------------------------------------------------------
          FMC Technologies, Inc./(a)/             440,000   14,599,200
          ------------------------------------------------------------
          Grant Prideco, Inc./(a)/              1,050,000   25,368,000
          ------------------------------------------------------------
          National-Oilwell Varco Inc./(a)/        470,000   21,949,000
          ------------------------------------------------------------
          Smith International, Inc.               170,000   10,664,100
          ------------------------------------------------------------
                                                           109,683,350
          ------------------------------------------------------------

          OIL & GAS EXPLORATION &
           PRODUCTION-17.46%
          Apache Corp.                            250,000   15,307,500
          ------------------------------------------------------------
          Cheniere Energy, Inc./(a)/              240,000   15,482,400
          ------------------------------------------------------------
          Devon Energy Corp.                      230,000   10,982,500
          ------------------------------------------------------------
          Kerr-McGee Corp.                        240,000   18,799,200
          ------------------------------------------------------------
          Magnum Hunter Resources, Inc./(a)/      740,000   11,921,400
          ------------------------------------------------------------
          Newfield Exploration Co./(a)/           200,000   14,852,000
          ------------------------------------------------------------
          Noble Energy, Inc.                      150,000   10,203,000
          ------------------------------------------------------------
          Unocal Corp.                            280,000   17,273,200
          ------------------------------------------------------------
                                                           114,821,200
          ------------------------------------------------------------

                                                                     MARKET
                                                         SHARES      VALUE
 -----------------------------------------------------------------------------

 OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-6.15%
 Valero Energy Corp.                                      340,000 $ 24,911,800
 -----------------------------------------------------------------------------
 Williams Cos., Inc. (The)                                825,000   15,518,250
 -----------------------------------------------------------------------------
                                                                    40,430,050
 -----------------------------------------------------------------------------
   Total Domestic Common Stocks
    (Cost $281,939,279)                                            426,938,730
 -----------------------------------------------------------------------------
 FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-30.97%

 BERMUDA-5.70%
 Nabors Industries, Ltd. (Oil & Gas Drilling)/(a)/        320,000   18,924,800
 -----------------------------------------------------------------------------
 Weatherford International Ltd. (Oil & Gas Equipment &
  Services)/(a)/                                          320,000   18,540,800
 -----------------------------------------------------------------------------
                                                                    37,465,600
 -----------------------------------------------------------------------------

 CANADA-5.12%
 Canadian Natural Resources Ltd. (Oil & Gas Exploration
  & Production)                                           250,000   14,205,000
 -----------------------------------------------------------------------------
 Talisman Energy Inc. (Oil & Gas Exploration &
  Production)                                             570,000   19,465,500
 -----------------------------------------------------------------------------
                                                                    33,670,500
 -----------------------------------------------------------------------------

 CAYMAN ISLANDS-7.54%
 GlobalSantaFe Corp. (Oil & Gas Drilling)                 390,000   14,445,600
 -----------------------------------------------------------------------------
 Noble Corp. (Oil & Gas Drilling)                         360,000   20,235,600
 -----------------------------------------------------------------------------
 Transocean Inc. (Oil & Gas Drilling)/(a)/                290,000   14,923,400
 -----------------------------------------------------------------------------
                                                                    49,604,600
 -----------------------------------------------------------------------------

 FRANCE-2.94%
 Total S.A.-ADR (Integrated Oil & Gas)                    165,000   19,342,950
 -----------------------------------------------------------------------------

 ITALY-2.37%
 Eni S.p.A-ADR (Integrated Oil & Gas)                     120,000   15,619,200
 -----------------------------------------------------------------------------

 NETHERLANDS-3.22%
 Schlumberger Ltd. (Oil & Gas Equipment & Services)       300,000   21,144,000
 -----------------------------------------------------------------------------

 UNITED KINGDOM-4.08%
 BP PLC-ADR (Integrated Oil & Gas)                        360,000   22,464,000
 -----------------------------------------------------------------------------
 Wood Group (John) PLC (Oil & Gas Equipment &
  Services)/(b)/                                        1,525,000    4,363,842
 -----------------------------------------------------------------------------
                                                                    26,827,842
 -----------------------------------------------------------------------------
   Total Foreign Stocks & Other Equity Interests
    (Cost $152,962,414)                                            203,674,692
 -----------------------------------------------------------------------------

                                                                 MARKET
                                                     SHARES      VALUE
      --------------------------------------------------------------------
      MONEY MARKET FUNDS-4.00%
      Premier Portfolio-Institutional Class
       (Cost $26,315,584)/(c)/                     26,315,584 $ 26,315,584
      --------------------------------------------------------------------
      TOTAL INVESTMENTS-99.90% (Cost $461,217,277)             656,929,006
      --------------------------------------------------------------------
      OTHER ASSETS LESS LIABILITIES-0.10%                          659,044
      --------------------------------------------------------------------
      NET ASSETS-100.00%                                      $657,588,050
      --------------------------------------------------------------------

Investment Abbreviations:
ADR - AmericanDepositary Receipt

Notes to Schedule of Investments:
/(a)/ Non-income producing security.
/(b)/ In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing prices. The market value of this security at March 31, 2005 represented 0.66% of the Fund's Total Investments. See Note 1A.
/(c)/ The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.





See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2005

ASSETS:
Investments, at market value (cost $434,901,693)                  $630,613,422
-------------------------------------------------------------------------------
Investments in affiliated money market funds (cost $26,315,584)     26,315,584
-------------------------------------------------------------------------------
    Total investments (cost $461,217,277)                          656,929,006
-------------------------------------------------------------------------------
Receivables for:
 Fund shares sold                                                    6,242,639
-------------------------------------------------------------------------------
  Dividends                                                            374,201
-------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans       40,833
-------------------------------------------------------------------------------
Other assets                                                            67,840
-------------------------------------------------------------------------------
    Total assets                                                   663,654,519
-------------------------------------------------------------------------------

LIABILITIES:
Payables for:
  Fund shares reacquired                                             5,583,754
-------------------------------------------------------------------------------
  Trustee deferred compensation and retirement plans                    52,916
-------------------------------------------------------------------------------
Accrued distribution fees                                              212,621
-------------------------------------------------------------------------------
Accrued trustees' fees                                                   3,531
-------------------------------------------------------------------------------
Accrued transfer agent fees                                            139,502
-------------------------------------------------------------------------------
Accrued operating expenses                                              74,145
-------------------------------------------------------------------------------
    Total liabilities                                                6,066,469
-------------------------------------------------------------------------------
Net assets applicable to shares outstanding                       $657,588,050
-------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Shares of beneficial interest                                     $461,947,227
-------------------------------------------------------------------------------
Undistributed net investment income (loss)                             (37,209)
-------------------------------------------------------------------------------
Undistributed net realized gain (loss) from investment
 securities and foreign currencies                                     (33,697)
-------------------------------------------------------------------------------
Unrealized appreciation of investment securities and foreign
 currencies                                                        195,711,729
-------------------------------------------------------------------------------
                                                                  $657,588,050
-------------------------------------------------------------------------------

          NET ASSETS:
          Class A                                        $161,528,782
          -----------------------------------------------------------
          Class B                                        $ 55,559,126
          -----------------------------------------------------------
          Class C                                        $ 58,626,363
          -----------------------------------------------------------
          Class K                                        $  2,958,817
          -----------------------------------------------------------
          Investor Class                                 $378,914,962
          -----------------------------------------------------------

          SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
           UNLIMITED NUMBER OF SHARES AUTHORIZED:
          Class A                                           4,915,441
          -----------------------------------------------------------
          Class B                                           1,727,162
          -----------------------------------------------------------
          Class C                                           1,850,846
          -----------------------------------------------------------
          Class K                                              97,775
          -----------------------------------------------------------
          Investor Class                                   11,558,093
          -----------------------------------------------------------
          Class A:
            Net asset value per share                    $      32.86
          -----------------------------------------------------------
            Offering price per share:
              (Net asset value of $32.86 / 94.50%)       $      34.77
          -----------------------------------------------------------
          Class B:
           Net asset value and offering price per share  $      32.17
          -----------------------------------------------------------
          Class C:
           Net asset value and offering price per share  $      31.68
          -----------------------------------------------------------
          Class K:
           Net asset value and offering price per share  $      30.26
          -----------------------------------------------------------
          Investor Class:
           Net asset value and offering price per share  $      32.78
          -----------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS
For the year ended March 31, 2005

   INVESTMENT INCOME:
   Dividends (net of foreign withholding tax of $86,132)        $  4,503,513
   --------------------------------------------------------------------------
   Dividends from affiliated money market funds (includes
    securities lending income of $233,654 less rebates of
    $149,265)                                                        328,128
   --------------------------------------------------------------------------
      Total investment income                                      4,831,641
   --------------------------------------------------------------------------

   EXPENSES:
   Advisory fees                                                   3,081,975
   --------------------------------------------------------------------------
   Administrative services fees                                      147,061
   --------------------------------------------------------------------------
   Custodian fees                                                     31,813
   --------------------------------------------------------------------------
   Distribution fees:
    Class A                                                          262,371
   --------------------------------------------------------------------------
    Class B                                                          317,963
   --------------------------------------------------------------------------
    Class C                                                          286,422
   --------------------------------------------------------------------------
    Class K                                                            5,527
   --------------------------------------------------------------------------
    Investor Class                                                   709,185
   --------------------------------------------------------------------------
   Transfer agent fees                                             1,118,558
   --------------------------------------------------------------------------
   Trustees' fees and retirement benefits                             21,981
   --------------------------------------------------------------------------
   Other                                                             350,998
   --------------------------------------------------------------------------
      Total expenses                                               6,333,854
   --------------------------------------------------------------------------
   Less:Fees waived, expenses reimbursed and expense offset
        arrangements                                                 (61,240)
   --------------------------------------------------------------------------
      Net expenses                                                 6,272,614
   --------------------------------------------------------------------------
   Net investment income (loss)                                   (1,440,973)
   --------------------------------------------------------------------------

   REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
    SECURITIES AND FOREIGN CURRENCIES:
   Net realized gain from:
    Investment securities                                         36,042,396
   --------------------------------------------------------------------------
    Foreign currencies                                                 1,464
   --------------------------------------------------------------------------
                                                                  36,043,860
   --------------------------------------------------------------------------
   Change in net unrealized appreciation (depreciation) of:
    Investment securities                                        132,139,600
   --------------------------------------------------------------------------
    Foreign currencies                                                   (68)
   --------------------------------------------------------------------------
                                                                 132,139,532
   --------------------------------------------------------------------------
   Net gain from investment securities and foreign currencies    168,183,392
   --------------------------------------------------------------------------
   Net increase in net assets resulting from operations         $166,742,419
   --------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended March 31, 2005 and 2004

                                                                                                                   2005
-----------------------------------------------------------------------------------------------------------------------------

OPERATIONS:
  Net investment income (loss)                                                                                 $ (1,440,973)
-----------------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign currencies                                            36,043,860
-----------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment securities and foreign currencies                         132,139,532
-----------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                                                        166,742,419
-----------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                                                                        90,854,796
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                                        22,905,878
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                                                                        31,055,665
-----------------------------------------------------------------------------------------------------------------------------
  Class K                                                                                                         1,543,733
-----------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                                                                 36,044,906
-----------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions                                     182,404,978
-----------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets                                                                                  349,147,397
-----------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
  Beginning of year                                                                                             308,440,653
-----------------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income (loss) of $(37,209) and $(35,667), respectively)  $657,588,050
-----------------------------------------------------------------------------------------------------------------------------

                                                                                                                   2004
----------------------------------------------------------------------------------------------------------------------------

OPERATIONS:
  Net investment income (loss)                                                                                 $ (1,002,201)
----------------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign currencies                                            35,332,170
----------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment securities and foreign currencies                          41,847,988
----------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                                                         76,177,957
----------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                                                                        23,652,348
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                                        14,992,063
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                                                                         3,253,853
----------------------------------------------------------------------------------------------------------------------------
  Class K                                                                                                           406,656
----------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                                                                (61,553,907)
----------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions                                     (19,248,987)
----------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets                                                                                   56,928,970
----------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
  Beginning of year                                                                                             251,511,683
----------------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income (loss) of $(37,209) and $(35,667), respectively)  $308,440,653
----------------------------------------------------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
March 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Energy Fund, formerly INVESCO Energy Fund, (the "Fund") is a series portfolio of AIM Sector Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is to seek capital growth. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.
  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.
     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.
B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee based on the annual rate of the Fund's average daily net assets as follows:

                           AVERAGE NET ASSETS  RATE
                           -------------------------
                           First $350 million 0.75 %
                           -------------------------
                           Next $350 million  0.65 %
                           -------------------------
                           Next $1.3 billion  0.55 %
                           -------------------------
                           Next $2 billion    0.45 %
                           -------------------------
                           Next $2 billion    0.40 %
                           -------------------------
                           Next $2 billion    0.375%
                           -------------------------
                           Over $8 billion    0.35 %
                           -------------------------

  Prior to September 30, 2004, AIM had entered into a sub-advisory agreement with INVESCO Institutional (N.A.), Inc. ("INVESCO") whereby AIM paid INVESCO
40% of the fee paid by the Fund to AIM. Effective September 30, 2004, the sub-advisory agreement between AIM and INVESCO was terminated.
  AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class K and Investor Class shares to 1.65%, 2.30%, 2.30%, 1.75% and 1.55% of average daily net assets, respectively. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class K and Investor Class shares to 2.00%, 2.65%, 2.65%, 2.10% and 1.90% of average daily net assets, respectively, through March 31, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limits stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the only expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.
  For the year ended March 31, 2005, AIM waived fees of $7,020.
  For the year ended March 31, 2005, at the request of the Trustees of the Trust, AMVESCAP agreed to reimburse $47,747 of expenses incurred by the Fund in connection with market timing matters in the AIM Funds, including legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended March 31, 2005, AIM was paid $147,061.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended March
31, 2005, the Fund paid AISI $1,118,558.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class
B, Class C, Class K and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class K and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.45% of the average daily net assets of Class K shares and 0.25% of the average daily net assets of Investor Class shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Class K or Investor Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended March 31, 2005, the Class A, Class B, Class C, Class K and Investor Class shares paid ADI $262,371, $317,963, $286,422, $5,527 and $709,185, respectively.
  Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended March 31, 2005, ADI advised the Fund that it retained $206,184 in front-end sales commissions from the sale of Class A shares and $3,853, $51,271, $9,483 and $0 from Class A, Class B, Class C and Class K shares, respectively, for CDSC imposed upon redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of AIM, AISI, and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended March 31, 2005.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                 UNREALIZED
                      MARKET VALUE  PURCHASES      PROCEEDS     APPRECIATION  MARKET VALUE DIVIDEND  REALIZED
FUND                    03/31/04     AT COST      FROM SALES   (DEPRECIATION)   03/31/05    INCOME  GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------
Premier Portfolio --
 Institutional Class* $13,197,327  $231,905,620 $(218,787,363)      $--       $26,315,584  $243,739     $--
---------------------------------------------------------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                 UNREALIZED
                      MARKET VALUE  PURCHASES      PROCEEDS     APPRECIATION  MARKET VALUE DIVIDEND  REALIZED
FUND                    03/31/04     AT COST      FROM SALES   (DEPRECIATION)   03/31/05   INCOME** GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------
Premier Portfolio --
 Institutional Class* $ 5,896,789  $263,659,667 $(269,556,456)      $--       $        --  $ 84,389     $--
---------------------------------------------------------------------------------------------------------------
Total                 $19,094,116  $495,565,287 $(488,343,819)      $--       $26,315,584  $328,128     $--
---------------------------------------------------------------------------------------------------------------

* On February 25, 2005 the Premier Portfolio investments were transferred from the original shares with no name designation to the newly structured share class designated as Institutional Class.
**Net of rebates.

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended March 31, 2005, the Fund received credits from these arrangements which resulted in the reduction of the Fund's total expenses of $6,473.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.
  Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.
  Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended March 31, 2005, the Fund paid legal fees of $4,669 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.
  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
  During the year ended March 31, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.
  For the year ended March 31, 2005, the Fund received dividends on cash collateral of $84,389 for securities lending transactions, which are net of rebates. There were no securities out on loan as of March 31, 2005.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long-term capital gain distributions paid during the years ended March 31, 2005 and 2004.

TAX COMPONENTS OF NET ASSETS:

As of March 31, 2005, the components of net assets on a tax basis were as follows:

                                                     2005
              ----------------------------------------------------
              Undistributed long-term gain           $  7,914,067
              ----------------------------------------------------
              Unrealized appreciation -- investments  193,733,920
              ----------------------------------------------------
              Temporary book/tax differences              (37,209)
              ----------------------------------------------------
              Capital loss carryforward                (5,969,955)
              ----------------------------------------------------
              Shares of Beneficial Interest           461,947,227
              ----------------------------------------------------
              Total net assets                       $657,588,050
              ----------------------------------------------------

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and the treatment of certain corporate actions.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of March 31, 2005 to utilizing $1,577,866 of capital loss carryforward in the fiscal year ended March 31, 2006.
  The Fund utilized $28,124,660 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of March 31, 2005 which expires as follows:

                                                 CAPITAL LOSS
                 EXPIRATION                      CARRYFORWARD*
                 ---------------------------------------------
                 March 31, 2006                   $(1,450,461)
                 ---------------------------------------------
                 March 31, 2007                      (338,540)
                 ---------------------------------------------
                 March 31, 2009                    (4,180,954)
                 ---------------------------------------------
                 Total capital loss carryforward  $(5,969,955)
                 ---------------------------------------------

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of November 24, 2003, the date of the reorganization of AIM Global Energy Fund into the Fund, are realized on securities held in each fund at such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended March 31, 2005 was $353,655,427 and $186,602,925, respectively.
  At the request of the Trustees, AIM recovered third party research credits during the year ended March 31, 2005, in the amount of $10,818. The research credits were recorded as realized gains.

                   UNREALIZED APPRECIATION (DEPRECIATION) OF
                      INVESTMENT SECURITIES ON A TAX BASIS
   --------------------------------------------------------------------------
   Aggregate unrealized appreciation of investment securities   $194,201,517
   --------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities     (467,597)
   --------------------------------------------------------------------------
   Net unrealized appreciation of investment securities         $193,733,920
   --------------------------------------------------------------------------

Cost of investments for tax purposes is $463,195,086.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of expenses related to the plan of reorganization, net operating losses and foreign currency transactions on March 31, 2005, undistributed net investment income (loss) was increased by $1,439,431, undistributed net realized gain (loss) decreased by $1,464 and shares of beneficial interest decreased by $1,437,967. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class K shares and Investor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class K shares and Investor Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class K shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                      CHANGES IN SHARES OUTSTANDING/(A)/
---------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED MARCH 31,
                                                          ----------------------------------------------------
                                                                     2005                       2004
                                                          -------------------------  -------------------------
                                                            SHARES        AMOUNT       SHARES        AMOUNT
---------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                  4,287,940  $ 122,706,107     851,516  $  16,541,002
---------------------------------------------------------------------------------------------------------------
  Class B                                                  1,461,350     40,038,277     220,684      4,484,414
---------------------------------------------------------------------------------------------------------------
  Class C                                                  1,555,291     42,670,079     574,044     10,662,837
---------------------------------------------------------------------------------------------------------------
  Class K                                                    102,116      2,738,142     103,035      1,737,485
---------------------------------------------------------------------------------------------------------------
  Investor Class                                           5,562,598    152,006,788   4,652,095     88,072,923
---------------------------------------------------------------------------------------------------------------
Issued in connection with acquisitions:/(b)/
  Class A                                                         --             --     967,661     17,431,821
---------------------------------------------------------------------------------------------------------------
  Class B                                                         --             --     733,587     13,048,685
---------------------------------------------------------------------------------------------------------------
  Class C                                                         --             --     160,292      2,807,811
---------------------------------------------------------------------------------------------------------------
Automatic conversion of Class B shares to Class A shares:
  Class A                                                    144,941      3,897,072      31,167        642,445
---------------------------------------------------------------------------------------------------------------
  Class B                                                   (147,616)    (3,897,072)    (31,592)      (642,445)
---------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                 (1,351,995)   (35,748,383)   (557,791)   (10,962,920)
---------------------------------------------------------------------------------------------------------------
  Class B                                                   (505,655)   (13,235,327)    (93,467)    (1,898,591)
---------------------------------------------------------------------------------------------------------------
  Class C                                                   (462,765)   (11,614,414)   (557,475)   (10,216,795)
---------------------------------------------------------------------------------------------------------------
  Class K                                                    (48,136)    (1,194,409)    (77,842)    (1,330,829)
---------------------------------------------------------------------------------------------------------------
  Investor Class                                          (4,375,872)  (115,961,882) (8,026,327)  (149,626,830)
---------------------------------------------------------------------------------------------------------------
                                                           6,222,197  $ 182,404,978  (1,050,413) $ (19,248,987)
---------------------------------------------------------------------------------------------------------------

/(a)/There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 16% of the outstanding shares of the Fund. AIM Distributors has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or a portion of the shares owned of record by this entity are also owned beneficially.
/(b)/As of the opening of business on November 24, 2003, the Fund acquired all of the net assets of AIM Global Energy Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on June 9, 2003 and of AIM Global Energy Fund shareholders on October 28, 2003. The acquisition was accomplished by a tax-free exchange of 1,861,540 shares of the Fund for 2,594,959 shares of of AIM Global Energy Fund outstanding as of the close of business on November 21, 2003. AIM Global Energy Fund's net assets at that date of $33,288,317, including $87,465 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $227,218,065.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                      CLASS A
                                                                   -------------------------------------
                                                                                YEAR ENDED MARCH 31,
                                                                   -------------------------------------
                                                                        2005           2004            2003
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  22.27        $ 16.85       $ 19.26
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.09)/(a)/    (0.05)/(a)/   (0.05)/(a)(b)/
-----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     10.68           5.47         (2.36)
-----------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  10.59           5.42         (2.41)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  32.86        $ 22.27       $ 16.85
-----------------------------------------------------------------------------------------------------------------
Total return/(c)/                                                     47.55%         32.17%       (12.51)%
-----------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $161,529        $40,847       $ 9,131
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                       1.47%/(d)/     1.66%         1.46%
-----------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                    1.48%/(d)/     1.74%         1.46%
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           (0.32)%/(d)/   (0.25)%       (0.33)%
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                  45%           123%          144%
-----------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.05) for the year ended March 31, 2003.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
/(d)/Ratios are based on average daily net assets of $74,963,183.

                                                                                      CLASS B
                                                                   ------------------------------------
                                                                               YEAR ENDED MARCH 31,
                                                                   ------------------------------------
                                                                        2005          2004            2003
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 21.94        $ 16.71       $ 19.26
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.25)/(a)/    (0.18)/(a)/   (0.17)/(a)(b)/
----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)    10.48           5.41         (2.38)
----------------------------------------------------------------------------------------------------------------
    Total from investment operations                                 10.23           5.23         (2.55)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 32.17        $ 21.94       $ 16.71
----------------------------------------------------------------------------------------------------------------
Total return/(c)/                                                    46.63%         31.30%       (13.24)%
----------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $55,559        $20,164       $ 1,502
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      2.12%/(d)/     2.31%         2.33%
----------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   2.13%/(d)/     2.59%         2.41%
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets          (0.97)%/(d)/   (0.90)%       (1.16)%
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 45%           123%          144%
----------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.17) for the year ended March 31, 2003.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
/(d)/Ratios are based on average daily net assets of $31,796,265.

                                                                                                      CLASS C
                                                                      -----------------------------------------------------------
                                                                                                YEAR ENDED MARCH 31,
                                                                      -----------------------------------------------------------
                                                                           2005          2004            2003           2002
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                  $ 21.60        $ 16.45       $ 18.98          $ 19.58
----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                          (0.25)/(a)/    (0.17)/(a)/   (0.11)/(a)(b)/   (0.07)/(b)/
----------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)       10.33           5.32         (2.42)           (0.53)
----------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                    10.08           5.15         (2.53)           (0.60)
----------------------------------------------------------------------------------------------------------------------------------
Less distributions from net realized gains                                 --             --            --               --
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $ 31.68        $ 21.60       $ 16.45          $ 18.98
----------------------------------------------------------------------------------------------------------------------------------
Total return/(c)/                                                       46.67%         31.31%       (13.33)%          (3.06)%
----------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $58,626        $16,383       $ 9,566          $12,324
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (including interest expense):
  With fee waivers and/or expense reimbursements                         2.12%/(d)/     2.31%         2.33%            2.27%
----------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                      2.13%/(d)/     2.59%         2.53%            2.27%
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets             (0.97)%/(d)/   (0.90)%       (1.22)%          (1.08)%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                    45%           123%          144%             144%
----------------------------------------------------------------------------------------------------------------------------------

                                                                      -------

                                                                      -------
                                                                          2001
----------------------------------------------------------------------------------
Net asset value, beginning of period                                  $17.39
----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                         (0.05)/(b)/
----------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)       3.67
----------------------------------------------------------------------------------
    Total from investment operations                                    3.62
----------------------------------------------------------------------------------
Less distributions from net realized gains                             (1.43)
----------------------------------------------------------------------------------
Net asset value, end of period                                        $19.58
----------------------------------------------------------------------------------
Total return/(c)/                                                      22.35%
----------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $8,704
----------------------------------------------------------------------------------
Ratio of expenses to average net assets (including interest expense):
  With fee waivers and/or expense reimbursements                        2.05%
----------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                     2.05%
----------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets            (1.10)%
----------------------------------------------------------------------------------
Portfolio turnover rate                                                  166%
----------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.11), $(0.16) and $(0.10) for the years ended March 31, 2003, 2002 and 2001, respectively.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
/(d)/Ratios based on average daily net assets of $28,642,181.

                                                                                                       CLASS K
                                                                   ---------------------------------------------------------


                                                                                     YEAR ENDED MARCH 31,
                                                                   ---------------------------------------------------
                                                                       2005          2004           2003           2002
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $20.53        $15.55       $ 17.98          $ 19.62
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.10)/(a)/   (0.06)/(a)/   (0.14)/(a)(b)/   (0.05)/(b)/
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)    9.83          5.04         (2.29)           (1.59)
-----------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                 9.73          4.98         (2.43)           (1.64)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $30.26        $20.53       $ 15.55          $ 17.98
-----------------------------------------------------------------------------------------------------------------------------
Total return/(c)/                                                   47.39%        32.03%       (13.52)%          (8.36)%
-----------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $2,959        $  899       $   289          $    37
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                     1.57%/(d)/    1.76%         2.07%           11.62%
-----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                  1.58%/(d)/    3.70%         5.36%           11.62%
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets         (0.42)%/(d)/  (0.35)%       (0.90)%         (10.45)%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(f)/                                           45%          123%          144%             144%
-----------------------------------------------------------------------------------------------------------------------------

                                                                   ----------------
                                                                     NOVEMBER 30, 2000
                                                                   (DATE SALES COMMENCED)
                                                                        TO MARCH 31,
                                                                   ----------------------
                                                                            2001
-----------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $16.76
-----------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                              (0.15)/(b)/
-----------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)            3.01
-----------------------------------------------------------------------------------------
    Total from investment operations                                         2.86
-----------------------------------------------------------------------------------------
Net asset value, end of period                                             $19.62
-----------------------------------------------------------------------------------------
Total return/(c)/                                                           17.06%
-----------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                   $    1
-----------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                             3.11%/(e)/
-----------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                          3.11%/(e)/
-----------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets                 (2.34)%/(e)/
-----------------------------------------------------------------------------------------
Portfolio turnover rate/(f)/                                                  166%
-----------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.14), $(0.27) and $(0.15) for the years ended March 31, 2003, 2002 and 2001, respectively.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
/(d)/Ratios are based on average daily net assets of $1,228,327.
/(e)/Annualized.
/(f)/Not annualized for periods less than one year.


                                                                   --------------------------------

                                                                   --------------------------------
                                                                         2005             2004
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  22.19          $  16.81
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.06)/(a)/       (0.07)/(a)/
----------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     10.65              5.45
----------------------------------------------------------------------------------------------------
    Total from investment operations                                  10.59              5.38
----------------------------------------------------------------------------------------------------
Less distributions from net realized gains                               --                --
----------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  32.78          $  22.19
----------------------------------------------------------------------------------------------------
Total return/(c)/                                                     47.72%            32.00%
----------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $378,915          $230,148
----------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                1.37%/(d)(e)/     1.76%
----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           (0.22)%/(d)/      (0.35)%
----------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                  45%              123%
----------------------------------------------------------------------------------------------------

                                                                       INVESTOR CLASS
                                                                   ---------------------------------------------
                                                                    YEAR ENDED MARCH 31,
                                                                   ---------------------------------------------
                                                                         2003              2002              2001
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  19.26          $  19.73          $  17.40
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.10)/(a)(b)/    (0.07)/(a)(b)/    (0.08)/(a)(b)/
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     (2.35)            (0.40)             3.84
------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  (2.45)            (0.47)             3.76
------------------------------------------------------------------------------------------------------------------------
Less distributions from net realized gains                               --                --             (1.43)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  16.81          $  19.26          $  19.73
------------------------------------------------------------------------------------------------------------------------
Total return/(c)/                                                    (12.72)%           (2.38)%           23.09%
------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $231,023          $358,439          $445,845
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                1.69%             1.53%             1.41%
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           (0.57)%           (0.34)%           (0.35)%
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 144%              144%              166%
------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.10), $(0.07) and $(0.08) for the years ended March 31, 2003, 2002 and 2001, respectively.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
/(d)/Ratios are based on average daily net assets of $283,673,891.
/(e)/After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.38%.

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.
  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement fund will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement fund by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The IFG and AIM settlement funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading. The settlement funds will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, not to increase certain management fees and to provide more information to investors regarding fees.
  Under the terms of the settlements, AIM is undertaking certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by such Funds related to market timing matters.
  The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.
  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.
  As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.
  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

  Pending Regulatory Civil Action Alleging Market Timing

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed civil proceedings against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in these proceedings. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code (S) 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection
Act). The WVAG complaint is seeking injunctive relief; civil monetary penalties; a writ of quo warranto against the defendants; pre-judgment and post-judgment interest; costs and expenses, including counsel fees; and other relief.
  If AIM is unsuccessful in its defense of the WVAG proceedings, it could be barred from serving as an investment adviser for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including your Fund. Your Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

  Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.
  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in two of the underlying lawsuits continue to seek remand of their lawsuit to state court.

  Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs. Based on a recent court decision, the state court action has been removed to Federal court.

  Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division and subsequently consolidated for pre-trial purposes into one lawsuit.

  Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

  Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

  Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees. These actions have been consolidated for pre-trial purposes.

  Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

  A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.

        *    *    *    *    *    *    *    *    *    *    *    *    *    *
  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
and Shareholders of AIM Energy Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Energy Fund, formerly known as INVESCO Energy Fund (one of the funds constituting AIM Sector Funds, hereafter referred to as the "Fund") at March 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

May 20, 2005
Houston, Texas

OTHER INFORMATION

TRUSTEES AND OFFICERS
As of March 31, 2005

The address of each trustee and officer of AIM Sector Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND
POSITIONS(S) HELD WITH THE             TRUSTEE AND/     PRINCIPAL OCCUPATION(S)                  OTHER DIRECTORSHIP(S)
TRUST                                  OR OFFICER SINCE DURING PAST 5 YEARS                      HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
 INTERESTED PERSONS
---------------------------------------------------------------------------------------------------------------------------------
 Robert H. Graham/1 /-- 1946           2003             Director and Chairman, A I M Management  None
 Trustee, Vice Chair and President                      Group Inc. (financial services holding
                                                        company); Director and Vice Chairman,
                                                        AMVESCAP PLC and Chairman, AMVESCAP
                                                        PLC -- AIM Division (parent of AIM and
                                                        a global investment management firm)

                                                        Formerly: President and Chief Executive
                                                        Officer, A I M Management Group Inc.;
                                                        Director, Chairman and President, A I M
                                                        Advisors, Inc. (registered investment
                                                        advisor); Director and Chairman, A I M
                                                        Capital Management, Inc. (registered
                                                        investment advisor), A I M
                                                        Distributors, Inc. (registered broker
                                                        dealer), AIM Investment Services, Inc.
                                                        (registered transfer agent), and Fund
                                                        Management Company (registered broker
                                                        dealer); and Chief Executive Officer,
                                                        AMVESCAP PLC  -- Managed Products
---------------------------------------------------------------------------------------------------------------------------------
 Mark H. Williamson/2 /-- 1951         1998             Director, President and Chief Executive  None
 Trustee and Executive Vice President                   Officer, A I M Management Group Inc.;
                                                        Director, Chairman and President, A I M
                                                        Advisors, Inc.; Director, A I M Capital
                                                        Management, Inc. and A I M
                                                        Distributors, Inc.; Director and
                                                        Chairman, AIM Investment Services,
                                                        Inc., Fund Management Company and
                                                        INVESCO Distributors, Inc. (registered
                                                        broker dealer); and Chief Executive
                                                        Officer, AMVESCAP PLC -- AIM Division
                                                        (parent of AIM and a global investment
                                                        management firm)

                                                        Formerly: Director, Chairman, President
                                                        and Chief Executive Officer, INVESCO
                                                        Funds Group, Inc.; President and Chief
                                                        Executive Officer, INVESCO
                                                        Distributors, Inc.; Chief Executive
                                                        Officer, AMVESCAP PLC -- Managed
                                                        Products
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------
 Bruce L. Crockett/3 /-- 1944          2003             Chairman, Crockett Technology            ACE Limited (insurance
 Trustee and Chair                                      Associates (technology consulting        company); and Captaris, Inc.
                                                        company)                                 (unified messaging provider)
---------------------------------------------------------------------------------------------------------------------------------
 Bob R. Baker -- 1936                  1983             Retired                                  None
 Trustee
---------------------------------------------------------------------------------------------------------------------------------
 Frank S. Bayley -- 1939               2003             Retired                                  Badgley Funds, Inc. (registered
 Trustee                                                                                         investment company)
                                                        Formerly: Partner, law firm of Baker &
                                                        McKenzie
---------------------------------------------------------------------------------------------------------------------------------
 James T. Bunch -- 1942                2000             Co-President and Founder, Green,         None
 Trustee                                                Manning & Bunch Ltd., (investment
                                                        banking firm); and Director, Policy
                                                        Studies, Inc. and Van Gilder Insurance
                                                        Corporation
---------------------------------------------------------------------------------------------------------------------------------
 Albert R. Dowden -- 1941              2003             Director of a number of public and       None
 Trustee                                                private business corporations,
                                                        including the Boss Group Ltd. (private
                                                        investment and management); Cortland
                                                        Trust, Inc. (Chairman) (registered
                                                        investment company); Annuity and Life
                                                        Re (Holdings), Ltd. (insurance
                                                        company); and CompuDyne Corporation
                                                        (provider of products and services to
                                                        the public security market)

                                                        Formerly: Director, President and Chief
                                                        Executive Officer, Volvo Group North
                                                        America, Inc.; Senior Vice President,
                                                        AB Volvo; and director of various
                                                        affiliated Volvo companies
---------------------------------------------------------------------------------------------------------------------------------
 Edward K. Dunn, Jr. -- 1935           2003             Retired                                  None
 Trustee
                                                        Formerly: Chairman, Mercantile Mortgage
                                                        Corp.; President and Chief Operating
                                                        Officer, Mercantile-Sale Deposit &
                                                        Trust Co.; and President, Mercantile
                                                        Bankshares Corp.
---------------------------------------------------------------------------------------------------------------------------------
 Jack M. Fields -- 1952                2003             Chief Executive Officer, Twenty First    Administaff and Discovery
 Trustee                                                Century Group, Inc. (government affairs  Global Education Fund (non-
                                                        company) (owner) Dos Angelos Ranch, L.P. profit)

                                                        Formerly: Chief Executive Officer,
                                                        Texana Timber LP (sustainable forestry
                                                        company)
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 Carl Frischling -- 1937               2003             Partner, law firm of Kramer Levin        Cortland Trust, Inc. (registered
 Trustee                                                Naftalis and Frankel LLP                 investment company)
---------------------------------------------------------------------------------------------------------------------------------
 Gerald J. Lewis -- 1933               2000             Chairman, Lawsuit Resolution Services    General Chemical Group, Inc.
 Trustee                                                (San Diego, California)
---------------------------------------------------------------------------------------------------------------------------------
 Prema Mathai-Davis -- 1950            2003             Formerly: Chief Executive Officer, YMCA  None
 Trustee                                                of the USA
---------------------------------------------------------------------------------------------------------------------------------

/(1)/ Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.
/(2)/ Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
/(3)/ Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

As of March 31, 2005

The address of each trustee and officer of AIM Sector Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND
POSITION(S) HELD WITH THE              TRUSTEE AND/     PRINCIPAL OCCUPATION(S) DURING PAST 5    OTHER DIRECTORSHIP(S)
TRUST                                  OR OFFICER SINCE YEARS                                    HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------
 Lewis F. Pennock -- 1942              2003             Partner, law firm of Pennock & Cooper    None
 Trustee
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
 Ruth H. Quigley -- 1935               2003             Retired                                  None
 Trustee
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
 Larry Soll -- 1942                    1997             Retired                                  None
 Trustee
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS
----------------------------------------------------------------------------------------------------------------------
 Lisa O. Brinkley/4/ -- 1959           2004             Senior Vice President, A I M Management  N/A
 Senior Vice President and Chief                        Group Inc.; Senior Vice President and
 Compliance Officer                                     Chief Compliance Officer, A I M
                                                        Advisors, Inc.; Vice President and
                                                        Chief Compliance Officer, A I M Capital
                                                        Management, Inc. and Vice President,
                                                        A I M Distributors, Inc., A I M
                                                        Investment Services, Inc. and Fund
                                                        Management Company

                                                        Formerly: Senior Vice President and
                                                        Compliance Director, Delaware
                                                        Investments Family of Funds and Chief
                                                        Compliance Officer, A I M Distributors,
                                                        Inc.
----------------------------------------------------------------------------------------------------------------------
 Russell C. Burk/5/ -- 1958            2005             Formerly: Director of Compliance and     N/A
 Senior Vice President                                  Assistant General Counsel, ICON
                                                        Advisers, Inc.; Financial Consultant,
                                                        Merrill Lynch; General Counsel and
                                                        Director of Compliance, ALPS Mutual
                                                        Funds, Inc.
----------------------------------------------------------------------------------------------------------------------
 Kevin M. Carome -- 1956               2003             Director, Senior Vice President,         N/A
 Senior Vice President, Secretary and                   Secretary and General Counsel, A I M
 Chief Legal Officer                                    Management Group Inc. and A I M
                                                        Advisors, Inc.; Director and Vice
                                                        President, INVESCO Distributors, Inc.;
                                                        Vice President, A I M Capital
                                                        Management, Inc., and A I M Investment
                                                        Services, Inc.; Director, Vice
                                                        President and General Counsel, Fund
                                                        Management Company; and Senior Vice
                                                        President, A I M Distributors, Inc.

                                                        Formerly: Senior Vice President and
                                                        General Counsel, Liberty Financial
                                                        Companies, Inc.; and Senior Vice
                                                        President and General Counsel, Liberty
                                                        Funds Group, LLC.; and Vice President,
                                                        A I M Distributors, Inc.
----------------------------------------------------------------------------------------------------------------------
 Robert G. Alley -- 1948               2003             Managing Director, Chief Fixed Income    N/A
 Vice President                                         Officer and Senior Investment Officer,
                                                        A I M Capital Management, Inc. and Vice
                                                        President, A I M Advisors, Inc.
----------------------------------------------------------------------------------------------------------------------
 Stuart W. Coco -- 1955                2003             Managing Director and Director of Money  N/A
 Vice President                                         Market Research and Special Projects,
                                                        A I M Capital Management, Inc.; and Vice
                                                        President, A I M Advisors, Inc.
----------------------------------------------------------------------------------------------------------------------
 Sidney M. Dilgren -- 1961             2004             Vice President and Fund Treasurer,       N/A
 Vice President and Treasurer                           A I M Advisors, Inc.

                                                        Formerly: Senior Vice President, A I M
                                                        Investment Services, Inc.; and Vice
                                                        President, A I M Distributors, Inc.
----------------------------------------------------------------------------------------------------------------------
 J. Phillip Ferguson/4/ -- 1945        2005             Senior Vice President and Chief          N/A
 Vice President                                         Investment Officer, A I M Advisors
                                                        Inc.; Director, Chairman, Chief
                                                        Executive Officer, President and Chief
                                                        Investment Officer, A I M Capital
                                                        Management, Inc.; Executive Vice
                                                        President, A I M Management Group Inc.

                                                        Formerly: Senior Vice President, AIM
                                                        Private Asset Management, Inc.; Chief
                                                        Equity Officer, and Senior Investment
                                                        Officer, A I M Capital Management,
                                                        Inc.; and Managing Partner, Beutel,
                                                        Goodman Capital Management
----------------------------------------------------------------------------------------------------------------------
 Mark D. Greenberg -- 1957             2004             Senior Vice President and Senior         N/A
 Vice President                                         Portfolio Manager, A I M Capital
                                                        Management, Inc.

                                                        Formerly: Senior Vice President and
                                                        Senior Portfolio Manager, INVESCO
                                                        Institutional (N.A.), Inc.
----------------------------------------------------------------------------------------------------------------------
 William R. Keithler -- 1952           2004             Senior Vice President and Senior         N/A
 Vice President                                         Portfolio Manager, A I M Capital
                                                        Management, Inc.

                                                        Formerly: Senior Vice President,
                                                        Director of Sector Management and
                                                        Senior Portfolio Manager, INVESCO
                                                        Institutional (N.A.), Inc.
----------------------------------------------------------------------------------------------------------------------
 Karen Dunn Kelley -- 1960             2003             Director of Cash Management, Managing    N/A
 Vice President                                         Director and Chief Cash Management
                                                        Officer, A I M Capital Management,
                                                        Inc.; Director and President, Fund
                                                        Management Company, and Vice President,
                                                        A I M Advisors, Inc.
----------------------------------------------------------------------------------------------------------------------

/(4)/ Ms. Brinkley was elected Senior Vice President and Chief Compliance
      Officer of the Trust effective September 20, 2004.
/(5)/ Mr. Burk was elected Senior Vice President of the Trust effective
      February 15, 2005.
/(6)/ Mr. Ferguson was elected Vice President of the Trust effective February
      24, 2005.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND          INVESTMENT ADVISOR          DISTRIBUTOR                   AUDITORS
11 Greenway Plaza.          A I M Advisors, Inc.        A I M Distributors, Inc.      PricewaterhouseCoopers LLP
Suite 100                   11 Greenway Plaza           11 Greenway Plaza             1201 Louisiana Street
Houston, TX 77046-1173      Suite 100                   Suite 100                     Suite 2900
                            Houston, TX 77046-1173      Houston, TX 77046-1173        Houston, Texas 77002-5678
COUNSEL TO THE FUND         COUNSEL TO THE              TRANSFER AGENT                CUSTODIAN
Ballard Spahr               INDEPENDENT TRUSTEES        AIM Investment Services, Inc. State Street Bank and Trust
Andrews & Ingersoll, LLP    Kramer, Levin, Naftalis &   P.O. Box 4739                 Company
1735 Market Street          Frankel LLP                 Houston, TX 77210-4739        225 Franklin Street
Philadelphia, PA 19103-7599 1177 Avenue of the Americas                               Boston, MA 02110-2801
                            New York, NY 10036-2714

             Domestic Equity                           Sector Equity

AIM Aggressive Growth Fund               AIM Advantage Health Sciences Fund/1/
AIM Basic Balanced Fund*                 AIM Energy Fund/1/
AIM Basic Value Fund                     AIM Financial Services Fund/1/
AIM Blue Chip Fund                       AIM Global Health Care Fund
AIM Capital Development Fund             AIM Global Real Estate Fund
AIM Charter Fund                         AIM Gold & Precious Metals Fund/1/
AIM Constellation Fund                   AIM Leisure Fund/1/
AIM Diversified Dividend Fund            AIM Multi-Sector Fund/1/
AIM Dynamics Fund/1/                     AIM Real Estate Fund/7/
AIM Large Cap Basic Value Fund           AIM Technology Fund/1/
AIM Large Cap Growth Fund                AIM Utilities Fund/1/
AIM Mid Cap Basic Value Fund
AIM Mid Cap Core Equity Fund/2/                        Fixed Income
AIM Mid Cap Growth Fund
AIM Opportunities I Fund                 TAXABLE
AIM Opportunities II Fund
AIM Opportunities III Fund               AIM Floating Rate Fund
AIM Premier Equity Fund                  AIM High Yield Fund
AIM S&P 500 Index Fund/1/                AIM Income Fund
AIM Select Equity Fund                   AIM Intermediate Government Fund
AIM Small Cap Equity Fund/3/             AIM Limited Maturity Treasury Fund
AIM Small Cap Growth Fund/4/             AIM Money Market Fund
AIM Small Company Growth Fund/1/         AIM Short Term Bond Fund
AIM Trimark Endeavor Fund                AIM Total Return Bond Fund
AIM Trimark Small Companies Fund         Premier Portfolio
AIM Weingarten Fund                      Premier U.S. Government Money
                                          Portfolio/1/
* Domestic equity and income fund
                                         TAX-FREE
       International/global Equity
                                         AIM High Income Municipal Fund
AIM Asia Pacific Growth Fund             AIM Municipal Bond Fund
AIM Developing Markets Fund              AIM Tax-Exempt Cash Fund
AIM European Growth Fund                 AIM Tax-Free Intermediate Fund
AIM European Small Company Fund/5/       Premier Tax-Exempt Portfolio
AIM Global Aggressive Growth Fund
AIM Global Equity Fund                           Aim Allocation Solutions
AIM Global Growth Fund
AIM Global Value Fund                    AIM Conservative Allocation Fund
AIM International Core Equity Fund/1/    AIM Growth Allocation Fund/8/
AIM International Growth Fund            AIM Moderate Allocation Fund
AIM International Small Company Fund/6/  AIM Moderate Growth Allocation Fund
AIM Trimark Fund                         AIM Moderately Conservative
                                          Allocation Fund

/1/The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. /2/As of end of business on February 27, 2004, AIM Mid Cap Core Equity Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. /3/Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. /4/As of end of business on March 18, 2002, AIM Small Cap Growth Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. /5/As of end of business on March 28, 2005, AIM European Small Company Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. /6/Effective December 30, 2004, AIM International Emerging Growth Fund was renamed AIM International Small Company Fund. As of end of business on March 14, 2005, the Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. /7/As of end of business on April 29, 2005, AIM Real Estate Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. /8/Effective April 29, 2005, AIM Aggressive Allocation Fund was renamed AIM Growth Allocation Fund.

     If used after July 20, 2005, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $131 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $375 billion in assets under management. Data as of March 31, 2005.

--------------------------------------------------------------------------------
CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR AND READ IT CAREFULLY BEFORE INVESTING.
--------------------------------------------------------------------------------

AIMinvestments.com                 I-ENE-AR-1           A I M Distributors, Inc.


                          [YOUR GOALS. OUR SOLUTIONS.]
                            - REGISTERED TRADEMARK -


 Mutual   Retirement   Annuities   College    Separately   Offshore   Cash
 Funds    Products                 Savings    Managed      Products   Management
                                   Plans      Accounts

                                                          [AIM INVESTMENTS LOGO]
                                                        - REGISTERED TRADEMARK -

                                                     AIM FINANCIAL SERVICES FUND

                                  Annual Report to Shareholders . March 31, 2005


                                  [COVER IMAGE]

                                        FORMERLY INVESCO FINANCIAL SERVICES FUND


                           [YOUR GOALS. OUR SOLUTIONS.]
                            - REGISTERED TRADEMARK -

                                                          [AIM INVESTMENTS LOGO]
                                                        - REGISTERED TRADEMARK -

AIM FINANCIAL SERVICES FUND SEEKS TO PROVIDE CAPITAL GROWTH.

.. Unless otherwise stated, information presented in this report is as of March 31, 2005, and is based on total net assets.

.. Effective October 15, 2004, INVESCO Financial Services Fund was renamed AIM Financial Services Fund.

ABOUT SHARE CLASSES

.. Effective September 30, 2003, Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code, including 401(k) plans, money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

.. Class K shares are available only to certain retirement plans. Please see the prospectus for more information.

.. Investor Class shares are closed to most investors. For more information on who may continue to invest in the Investor Class shares, please see the prospectus.

PRINCIPAL RISKS OF INVESTING IN THE FUND

.. Investing in a single-sector or single-region mutual fund involves greater risk and potential reward than investing in a more diversified fund.

.. Investing in small and mid-size companies involves risks not associated with investing in more established companies, including business risk, significant stock price fluctuations and illiquidity.

.. The Fund may invest up to 25% of its assets in the securities of non-U.S. issuers. Securities of Canadian issuers and American Depository Receipts are not subject to this 25% limitation. International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

ABOUT INDEXES USED IN THIS REPORT

.. The unmanaged Lipper Financial Services Fund Index represents an average of the 10 largest financial-services funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

.. The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500 --REGISTERED TRADEMARK-- Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

.. The S&P 500 Financials Index is a market capitalization weighted index of companies involved in activities such as banking, consumer finance, investment banking and brokerage, asset management, insurance and investment, and real estate, including REITs.

.. The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

.. A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

OTHER INFORMATION

.. The returns shown in management's discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

.. Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. Shareholders can look up the Fund's Forms N-Q on the SEC's Web site at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202-942-8090 or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-3826 and 002-85905. The Fund's most recent portfolio holdings, as filed on Form N-Q, are also available at AIMinvestments.com.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-959-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC's Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2004 is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC's Web site, sec.gov.

--------------------------------------------------------------------------------

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

--------------------------------------------------------------------------------

NOT FDIC INSURED       MAY LOSE VALUE       NO BANK GUARANTEE

--------------------------------------------------------------------------------

AIMINVESTMENTS.COM

AIM FINANCIAL SERVICES FUND

                    DEAR FELLOW SHAREHOLDERS:

[GRAHAM PHOTO]        The  fiscal  year  covered  by  this  report  saw  both
                    equities and bonds* produce positive total returns, but it wasn't a very smooth ride. Markets were at their best during the second half of 2004--bonds during the third quarter of that year and equities during the fourth. Returns turned negative for both asset classes during the first quarter of 2005.

                      The huge run-up in the price of oil over the course of the fiscal year goes a long way toward explaining the markets' loss of confidence early in 2005. The Consumer Price Index rose more in March 2005 than one month earlier. Energy costs advanced 4.0% in March; the petroleum-based subset of energy increased 7.8%.

ROBERT H. GRAHAM      Another   negative  factor  has  been  Federal  Reserve
                    policy. With a view to warding off potential inflation, the Federal Reserve (the Fed) raised short-term interest rates in March, the seventh such move since mid-year 2004. The Fed noted that inflationary pressures have picked up recently and that businesses' ability to raise prices appeared stronger than in the recent past. There is a virtually universal expectation that the Fed will continue to increase short-term interest rates during 2005, which could ultimately dampen economic performance. (In early May, after the close of the reporting period, the Fed raised rates once again.)

[WILLIAMSON PHOTO]    Nevertheless, there was also much good news for investors
                    as of March 31, 2005:

                    . The Institute for Supply Management's manufacturing and
                      non-manufacturing indexes--based on surveys of purchasing managers in industries that cover more than 80% of the U.S. economy--both indicated continued healthy growth during March and April and remained in very strong territory. April was the 42nd month in a row these surveys showed the economy as a whole expanding.

MARK H. WILLIAMSON  . Job growth  during  March was weaker than in the recent past, though the unemployment rate declined over the course of the fiscal year. In fact, less than robust
                      job  growth   during  March  was  good  news  for  bond
                      investors--there is still enough slack in the job market to keep wage inflation from becoming an issue.

                    . Bond yields  haven't risen as much as might be expected
                      given seven increases in short-term rates over the fiscal year. Evidently, the bond market is not anticipating a long-term inflationary pattern.

                      So once again we are seeing a good news/bad news
                    combination--a situation that is far from unusual. Over the short term, financial markets are unpredictable. It is over the long term that they have been rewarding to investors, and we remain confident in their long-term outlook. Given the inability to make accurate short-term forecasts, as always, we urge our shareholders to:

                    . keep a long-term investment perspective,

                    . make sure their portfolios are suitably diversified, and

                    . contact  their   financial   advisors  when  they  have
                      questions or concerns about their investments or the markets.

                    YOUR FUND

                    The following pages present a discussion of your Fund's approach to investing, an explanation of its performance over the fiscal year, and a summary of its portfolio as that year closed. Further information about your Fund and The AIM Family of Funds --REGISTERED TRADEMARK--, as well as general information concerning investing, is always available on our widely praised Web site, AIMinvestments.com. We invite you to visit frequently.

                      As always, we at AIM are dedicated to building solutions
                    to help you meet your investment goals. We thank you for your continued participation in AIM Investments --REGISTERED TRADEMARK--. If you have any questions, please contact our award-winning Client Service representatives at 800-959-4246. We are pleased to be of help.

                    Sincerely,

                    /s/ ROBERT H. GRAHAM              /s/ MARK H. WILLIAMSON

                    Robert H. Graham                  Mark H. Williamson
                    Trustee, President &              Chairman & President,
                    Vice Chair, AIM Funds             A I M Advisors, Inc.

                    May 20, 2005

                    *Equities represented by the S&P 500 Index, an index of common stocks often used as a general measure of U.S. stock market performance; bonds by the Lehman U.S. Aggregate Bond Index, an index compiled by Lehman Brothers, the global investment bank, that represents the U.S. investment-grade fixed-rate bond market.

                    AIM INVESTMENTS IS A REGISTERED SERVICE MARK OF A I M MANAGEMENT GROUP INC. A I M ADVISORS, INC. AND A I M CAPITAL MANAGEMENT, INC. ARE THE INVESTMENT ADVISORS AND A I M DISTRIBUTORS, INC. IS THE DISTRIBUTOR FOR THE RETAIL FUNDS REPRESENTED BY AIM INVESTMENTS.

AIM FINANCIAL SERVICES FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

On October 1, 2004, the Fund's portfolio management team was changed with the objective of improving long-term results. The Fund's new portfolio managers are Michael J. Simon and Meggan M. Walsh. Each brings 15 years of investing and financial sector experience to the management of the Fund.

     For the fiscal year ended March 31, 2005, the performance of AIM Financial Services Fund lagged that of its benchmark indexes and peer group.

--------------------------------------------------------------------------------
FUND VS. INDEXES

TOTAL RETURNS, 3/31/04-3/31/05, EXCLUDING APPLICABLE SALES CHARGES. IF SALES CHARGES WERE INCLUDED, RETURNS WOULD BE LOWER.

Class A Shares                                     -3.57%

Class B Shares                                     -4.19

Class C Shares                                     -4.18

Class K Shares                                     -3.66

Investor Class Shares                              -3.44

S&P 500 Index (Broad Market Index)                  6.69

S&P 500 Financials Index (Style-specific Index)    -1.01

Lipper Financial Services Fund Index
(Peer Group Index)                                  2.56

SOURCE: LIPPER, INC.
--------------------------------------------------------------------------------

     For the fiscal year, the financials sector was the second-weakest performing sector in the S&P 500 Index. The Fund underperformed its style-specific index for the year in part because of its lower relative industry weightings in regional banks and real estate investment trusts, which were among the better performing industries within the sector for the year. We suggest that it is most informative to compare short-term results, such as one year, to the style specific financials sector index, while comparisons to both the sector and the broader market are important over multi-year holding periods.

     The peer group index represents the performance of mutual funds that invest in financial services companies and includes a variety of mandates such as diversified U.S. financial funds, narrowly focused sub-industry funds, and global funds. AIM Financial Services Fund underperformed its peer group index largely because of strong performance by global financial funds and regional bank funds in that index. In contrast, the bulk of our assets was invested in domestic U.S. financial stocks.

HOW WE INVEST

Our objective is to create wealth by maintaining a long-term investment horizon and investing in the two primary opportunities that we believe have historically resulted in superior investment returns within the financial sector:

.. Common stocks of financial companies trading at a significant discount to their estimated intrinsic value because of excessive short-term investor pessimism. (The estimated intrinsic value represents our estimate of a stock's "true" value based primarily on the company's future cash flows.)

.. Common stocks of reasonably valued financial companies that demonstrate superior capital discipline by returning growing excess capital to shareholders in the form of dividends and share repurchases.

     To purchase a stock, we require a minimum of 50% upside potential between a stock's price and our estimate of intrinsic value over a two-to three-year investment horizon or the demonstrated ability and willingness to return growing excess capital to shareholders in the form of dividends or share repurchases. We maintain a proprietary database of intrinsic value estimates for current and prospective investments and utilize a customized multifactor quality screen. Purchase candidates are subject to exhaustive fundamental analysis and an assessment of portfolio suitability, including analysis such as:

.. Adjustment for economic distortions permitted by generally accepted accounting principles.

.. An estimate of sustainable growth and marginal return on economic equity.

.. A discounted cash flow model driven by growth and marginal return assumptions.

.. A detailed analysis of normalized earnings power.

.. An assessment of financial strength and capital adequacy.

.. An analysis of historical dividends and share repurchases in the context of a company's ability to grow capital returned to shareholders in the future.

.. Relative valuation analysis versus history and peers.

--------------------------------------------------------------------------------

TOP 10 EQUITY HOLDINGS*                    PORTFOLIO COMPOSITION                           TOTAL NET ASSETS           $804.7 million
                                           By industry                                     TOTAL NUMBER OF HOLDINGS*              36
1. Citigroup Inc.                   6.6%   1. Diversified Banks                     15.3
2. Fannie Mae                       6.5    2. Thrifts & Mortgage Finance            12.8
3. JPMorgan Chase & Co.             6.1
4. Hartford Financial Services             3. Other Diversified Financial Services  12.7
   Group, Inc. (The)                5.1    4. Investment Banking & Brokerage        10.2
5. Bank of America Corp.            5.1    5. Multi-Line Insurance                   9.4
6. Merrill Lynch & Co., Inc.        4.7    6. Property & Casualty Insurance          9.1
7. Bank of New York Co., Inc.(The)  4.6    7. Asset Management & Custody Banks       8.8
8. Freddie Mac                      4.3    8. Regional Banks                         6.2
9. Wells Fargo & Co.                3.7    9. Insurance Brokers                      4.4
10. Morgan Stanley                  3.6    10.Consumer Finance                       3.2
                                              3 Other Industries, Each
                                              Less than 3% of Total Net Assets       4.8
                                              Money Market Funds
                                              Plus Other Assets Less Liabilities     3.1

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.
--------------------------------------------------------------------------------

.. A traditional competitive analysis of the company and its industry.

.. Intangible considerations such as management execution.

     Portfolio construction is largely a bottom-up process, driven by the two investment opportunities described above, with careful attention to risk management. The result is normally a 35- to 50-stock portfolio with investments that are attractive from both a valuation and capital discipline perspective representing top holdings. In constructing the portfolio, we focus on maximizing the return potential of the valuation and return-of-capital opportunities while striving to mitigate absolute investment risk by limiting commonality among investments in the Fund. We do not mimic a static benchmark in an attempt to neutralize short-term relative performance variation but focus risk management on the more complex nature of absolute investment risk, an especially important consideration given the inherent risk concentration of a single-sector portfolio.

MARKET CONDITIONS AND YOUR FUND

The U.S. economy continued to strengthen for much of the fiscal year. In response, the U.S. Federal Reserve raised its key federal funds target rate from a decades-low 1.00% at the start of the fiscal year to 2.75% at fiscal year end.

     The financials sector underperformed the broad market during the fiscal year for two main reasons. First, investors worried about the potentially adverse impact rising interest rates could have on financial stocks. Second, a number of high-profile regulatory reviews of large financial companies caused investor uncertainty.

     We significantly restructured the portfolio since assuming management of the Fund on October 1, 2004, at the midpoint of the fiscal year. Changes to the portfolio were intended to increase the Fund's estimated intrinsic value and representation of companies exhibiting superior capital discipline. Select changes included adding to existing positions of Fannie Mae and Freddie Mac because we believed the stocks are among the most undervalued within the financials sector as a result of investor concerns surrounding the regulatory scrutiny. Also, we purchased Federated Investors, an asset management firm, because its management diligently returns cash to the company's shareholders.

     The largest negative impact on performance relative to the Fund's benchmark index and peer group index came from the Fund's holdings in Fannie Mae and Freddie Mac. Both Fannie and Freddie are government-sponsored mortgage companies that have been embroiled in accounting problems and regulatory probes. We believe both companies, which operate attractive businesses that are vital to the U.S. housing market, represent compelling investment opportunities at a significant discount to their estimated intrinsic value and that is why we continued to hold them at the close of the fiscal year.

     Insurance broker Marsh & McLennan also detracted from performance during the period. The stock declined after the company came under regulatory scrutiny for its sales practices as part of a broader industry investigation. Nonetheless, we continued to hold the stock in keeping with our long-term value investment philosophy.

     Fund holdings in stocks of investment banking companies were the most significant contributors to performance during the year as fixed income markets remained robust and stock market activity continued to recover from previously depressed levels. Prudential Financial, the insurance, investment and real estate giant, added to Fund performance as the company's capital discipline became evident to investors with the considerable improvement in return on equity. Also, national banking powerhouses, Bank of America and Wachovia, contributed to Fund performance for the fiscal year. We held all three stocks at the close of the fiscal year.

IN CLOSING

We believe a diversified portfolio of undervalued and capital disciplined quality financial companies that profitably grow cash flows over time provides the potential for superior long-term investment results within the financials sector. As always, we thank you for your continuing investment in AIM Financial Services Fund.

The views and opinions expressed in management's discussion of Fund performance are those of A I M Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but A I M Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

          See important Fund and index disclosures inside front cover.

--------------------------------------------------------------------------------

[SIMON PHOTO]

MICHAEL J. SIMON, Chartered Financial Analyst, senior portfolio manager, is the lead portfolio manager of AIM Financial Services Fund. He started his investment career in 1989 and joined AIM in 2001. Mr. Simon received his B.B.A. in finance from Texas Christian University and his M.B.A. from the University of Chicago. He has served as Occasional Faculty in the Finance and Decision Sciences Department of Texas Christian University's M.J. Neeley School of Business.

[WALSH PHOTO]

MEGGAN M. WALSH, Chartered Financial Analyst, senior portfolio manager, is a portfolio manager of AIM Financial Services Fund. She has worked in the investment industry since 1987. She joined AIM in 1991 as a trader of short-term taxable fixed income securities. In 1998, Ms. Walsh assumed portfolio management duties in AIM's equities department. Ms. Walsh received her bachelor's degree in finance from the University of Maryland and her M.B.A. from Loyola College.

Assisted by the Basic Value Team and the Diversified Dividend Team

--------------------------------------------------------------------------------

                              [RIGHT ARROW GRAPHIC]

FOR A PRESENTATION OF YOUR FUND'S LONG-TERM PERFORMANCE RECORD, PLEASE TURN TO PAGE 5.

AIM FINANCIAL SERVICES FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2004, through March 31, 2005.

ACTUAL EXPENSES
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended March 31, 2005, appear in the table "Cumulative Total Returns" on page 5.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

--------------------------------------------------------------------------------

                                             ACTUAL                             HYPOTHETICAL
                                                                  (5% ANNUAL RETURN BEFORE EXPENSES)

             BEGINNING ACCOUNT    ENDING ACCOUNT    EXPENSES       ENDING ACCOUNT       EXPENSES
SHARE             VALUE             VALUE          PAID DURING         VALUE           PAID DURING
CLASS           (10/1/04)         (3/31/05)/1/      PERIOD/2/        (3/31/05)          PERIOD/2/
 A             $ 1,000.00         $ 1,000.30        $ 6.73          $ 1,018.20         $  6.79
 B               1,000.00             997.20          9.96            1,014.96           10.05
 C               1,000.00             997.20          9.96            1,014.96           10.05
 K               1,000.00             999.80          7.23            1,017.70            7.29
Investor         1,000.00           1,000.80          6.24            1,018.70            6.29

/1/The actual ending account value is based on the actual total return of the Fund for the period October 1, 2004, to March 31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended March 31, 2005, appear in the table "Cumulative Total Returns" on page 5.

/2/Expenses are equal to the Fund's annualized expense ratio, 1.35%, 2.00%, 2.00%, 1.45% and 1.25% for Class A, B, C, K and Investor Class shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
--------------------------------------------------------------------------------

                                        [ARROW
                                        BUTTON   For More Information Visit
                                        IMAGE]   AIMINVESTMENTS.COM

AIM FINANCIAL SERVICES FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Your Fund's total return includes reinvested distributions, maximum applicable sales charges, Fund expenses and management fees. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and tables does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance of the indexes does not reflect the effects of taxes.

     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $10,000 and $20,000 is the same size as the space between $20,000 and $40,000, the space between $20,000 and $40,000 is the same as that between $40,000 and $80,000, and so on.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
As of 3/31/05, including applicable sales charges
CLASS A SHARES
Inception (3/28/02)                       0.34%
  1 Year                                 -8.86

CLASS B SHARES
Inception (3/28/02)                       0.81%
  1 Year                                 -8.59

CLASS C SHARES
Inception (2/14/00)                       6.20%
  5 Years                                 3.48
  1 Year                                 -5.05

CLASS K SHARES
Inception (11/30/00)                      1.74%
  1 Year                                 -3.66

INVESTOR CLASS SHARES
Inception (6/2/86)                       13.85%
  10 Years                               13.46
  5 Years                                 4.32
  1 Year                                 -3.44
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RESULTS OF A $10,000 INVESTMENT
Fund data from 6/2/86 (Index data from 5/31/86)

                                [MOUNTAIN CHART]

          AIM FINANCIAL                           AIM FINANCIAL
          SERVICES FUND                           SERVICES FUND
             INVESTOR                               INVESTOR          S&P 500
DATE       CLASS SHARES  S&P 500 INDEX   DATE     CLASS SHARES         INDEX
6/2/86       $ 10000        $ 10000      1/96         44338            34769
  6/86         10163          10169      2/96         46032            35093
  7/86          9913           9601      3/96         46253            35431
  8/86         10401          10312      4/96         45564            35952
  9/86          9313           9460      5/96         45855            36878
 10/86          9707          10006      6/96         45475            37019
 11/86          9355          10249      7/96         44474            35384
 12/86          9293           9987      8/96         46213            36132
  1/87          9794          11332      9/96         48954            38163
  2/87         10346          11779     10/96         52214            39215
  3/87         10082          12119      1196         56177            42177
  4/87          9618          12012     12/96         55194            41342
  5/87          9468          12116      1/97         58622            43923
  6/87          9769          12728       297         61054            44268
  7/87          9807          13373      3/97         56310            42452
  8/87         10133          13871      4/97         59937            44984
  9/87          9807          13567      5/97         62994            47735
 10/87          8217          10646      6/97         66893            49857
 11/87          7843           9768      7/97         73201            53823
 12/87          8269          10511      8/97         68831            50810
  1/88          8979          10953      9/97         74420            53591
  2/88          9186          11461     10/97         72998            51803
  3/88          9186          11108     11/97         75575            54199
  4/88          9173          11231     12/97         79913            55129
  5/88          9432          11326      1/98         77812            55739
  6/88          9935          11846      2/98         84153            59756
  7/88          9871          11801      3/98         88731            62814
  8/88          9703          11401      4/98         90745            63457
  9/88          9910          11886      5/98         89321            62368
 10/88          9910          12217      6/98         92474            64899
 11/88          9700          12042      7/98         92418            64213
 12/88          9686          12252      8/98         74027            54936
  1/89         10316          13149      9/98         75648            58458
  2/89         10237          12822     10/98         81587            63206
  3/89         10670          13120     11/98         86718            67035
  4/89         11248          13801     12/98         90664            70896
  5/89         11785          14357      1/99         90537            73859
  6/89         11877          14276      2/99         89695            71564
  7/89         12823          15564      3/99         93956            74427
  8/89         13203          15868      4/99        100298            77309
  9/89         13532          15803      5/99         92254            75485
 10/89         13045          15437      6/99         95169            79663
 11/89         13464          15750      7/99         88774            77186
 12/89         13262          16128      8/99         82559            76804
  1/90         12035          15046      9/99         80727            74701
  2/90         12439          15239     10/99         92626            79426
  3/90         12483          15643     11/99         89754            81041
  4/90         12382          15253     12/99         91334            85807
  5/90         13349          16737      1/00         88932            81497
  6/90         13349          16624      2/00         79567            79956
  7/90         12569          16571      3/00         93181            87773
  8/90         11415          15075      4/00         90162            85133
  9/90         10607          14343      5/00         94247            83388
 10/90         10416          14282      6/00         91598            85441
 11/90         11444          15203      7/00         99806            84107
 12/90         12313          15626      8/00        107670            89328
  1/91         13313          16305      9/00        112440            84613
  2/91         14719          17470     10/00        112856            84254
  3/91         15718          17892     11/00        105001            77617
  4/91         16399          17935     12/00        115711            77997
  5/91         17847          18706      1/01        112483            80763
  6/91         16485          17850      2/01        106713            73404
  7/91         18470          18681      3/01        103661            68756
  8/91         19803          19122      4/01        106460            74095
  9/91         20572          18802      5/01        111453            74592
 10/91         21516          19054      6/01        110773            72777
 11/91         19713          18289      7/01        108546            72060
 12/91         21428          20377      8/01        102446            67554
  1/92         22662          19998      9/01         96781            62099
  2/92         22852          20256     10/01         94516            63284
  3/92         22455          19863     11/01        101917            68137
  4/92         22720          20445     12/01        103955            68734
  5/92         23381          20545      1/02        102770            67732
  6/92         23248          20240      2/02        101475            66425
  7/92         23527          21066      3/02        107624            68924
  8/92         22350          20636      4/02        104266            64747
  9/92         22893          20878      5/02        104266            64272
 10/92         24036          20950      6/02         99574            59695
 11/92         25718          21661      7/02         91867            55043
 12/92         27161          21927      8/02         93282            55403
  1/93         28848          22110      9/02         83898            49388
  2/93         29935          22412     10/02         89771            53730
  3/93         31103          22884     11/02         92060            56890
  4/93         29653          22331     12/02         87770            53549
  5/93         29449          22927      1/03         86322            52149
  6/93         30315          22994      2/03         83499            51366
  7/93         31148          22901      3/03         83524            51863
  8/93         32441          23768      4/03         92160            56133
  9/93         33197          23586      5/03         97073            59088
 10/93         32284          24073      6/03         97461            59842
 11/93         31328          23844      7/03        102490            60898
 12/93         32187          24132      8/03        101260            62083
  1/94         33278          24952      9/03        101564            61426
  2/94         32266          24275     10/03        108582            64899
  3/94         30366          23219     11/03        108017            65469
  4/94         30812          23516     12/03        113677            68900
  5/94         31561          23901      1/04        117758            70165
  6/94         30914          23316      2/04        120914            71140
  7/94         31662          24081      3/04        119221            70067
  8/94         32390          25066      4/04        113403            68968
  9/94         31380          24453      5/04        114708            69913
 10/94         31562          25002      6/04        115442            71272
 11/94         29974          24093      7/04        112175            68913
 12/94         30295          24449      8/04        115338            69189
  1/95         31082          25083      9/04        115027            69939
 2/295         32385          26059     10/04        114486            71007
  3/95         32550          26827     11/04        118104            73879
  4/95         32963          27617     12/04        123383            76393
  5/95         35096          28719      1/05        119842            74531
  6/95         35303          29385      2/05        119590            76098
  7/95         37146          30359      3/05      $ 115118          $ 74752
  8/95         38947          30434
  9/95         40229          31718
 10/95         39706          31605
 11/95         42116          32991
 12/95         42356          33626

                                                            SOURCE: LIPPER, INC.
--------------------------------------------------------------------------------

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit AIMinvestments.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase.

     Class K shares do not have a front-end sales charge; returns shown are at net asset value and do not reflect a 0.70% CDSC that may be imposed on a total redemption of retirement plan assets within the first year.

     Investor Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

     The performance of the Fund's share classes will differ due to different sales charge structures and class expenses.

     Had the advisor not waived fees and/or reimbursed expenses, performance would have been lower for Class A, Class B and Class K shares.

--------------------------------------------------------------------------------
CUMULATIVE TOTAL RETURNS
Excluding applicable sales charges
6 months ended 3/31/05
Class A Shares                            0.03%
Class B Shares                           -0.28
Class C Shares                           -0.28
Class K Shares                           -0.02
Investor Class Shares                     0.08
--------------------------------------------------------------------------------

FINANCIALS

SCHEDULE OF INVESTMENTS
March 31, 2005


                                                               MARKET
                                                   SHARES      VALUE
        ----------------------------------------------------------------
        COMMON STOCKS-96.82%

        ASSET MANAGEMENT & CUSTODY
         BANKS-8.81%
        Bank of New York Co., Inc. (The)          1,271,700 $ 36,942,885
        ----------------------------------------------------------------
        Federated Investors, Inc. -- Class B        454,050   12,854,156
        ----------------------------------------------------------------
        Franklin Resources, Inc.                    229,000   15,720,850
        ----------------------------------------------------------------
        State Street Corp.                          123,000    5,377,560
        ----------------------------------------------------------------
                                                              70,895,451
        ----------------------------------------------------------------

        CONSUMER FINANCE-3.17%
        Capital One Financial Corp.                 341,200   25,511,524
        ----------------------------------------------------------------

        DIVERSIFIED BANKS-15.30%
        Anglo Irish Bank Corp. PLC (Ireland)/(a)/   416,300   10,406,322
        ----------------------------------------------------------------
        Bank of America Corp.                       923,812   40,740,109
        ----------------------------------------------------------------
        U.S. Bancorp                                534,600   15,407,172
        ----------------------------------------------------------------
        Wachovia Corp.                              521,200   26,534,292
        ----------------------------------------------------------------
        Wells Fargo & Co.                           502,200   30,031,560
        ----------------------------------------------------------------
                                                             123,119,455
        ----------------------------------------------------------------

        DIVERSIFIED CAPITAL MARKETS-1.25%
        UBS A.G. (Switzerland)                      119,000   10,043,600
        ----------------------------------------------------------------

        DIVERSIFIED COMMERCIAL SERVICES-1.08%
        H&R Block, Inc.                             172,000    8,699,760
        ----------------------------------------------------------------

        INSURANCE BROKERS-4.42%
        Aon Corp.                                   637,700   14,565,068
        ----------------------------------------------------------------
        Marsh & McLennan Cos., Inc.                 690,000   20,989,800
        ----------------------------------------------------------------
                                                              35,554,868
        ----------------------------------------------------------------

        INVESTMENT BANKING & BROKERAGE-10.17%
        Goldman Sachs Group, Inc. (The)              45,200    4,971,548
        ----------------------------------------------------------------
        Lehman Brothers Holdings Inc.               111,700   10,517,672
        ----------------------------------------------------------------
        Merrill Lynch & Co., Inc.                   665,600   37,672,960
        ----------------------------------------------------------------
        Morgan Stanley                              501,400   28,705,150
        ----------------------------------------------------------------
                                                              81,867,330
        ----------------------------------------------------------------

        LIFE & HEALTH INSURANCE-2.48%
        Prudential Financial, Inc.                  347,000   19,917,800
        ----------------------------------------------------------------

                                                                 MARKET
                                                     SHARES      VALUE
     ---------------------------------------------------------------------

     MULTI-LINE INSURANCE-9.41%
     American International Group, Inc.               342,052 $ 18,953,101
     ---------------------------------------------------------------------
     Genworth Financial Inc. -- Class A               556,500   15,314,880
     ---------------------------------------------------------------------
     Hartford Financial Services Group, Inc. (The)    604,300   41,430,808
     ---------------------------------------------------------------------
                                                                75,698,789
     ---------------------------------------------------------------------

     OTHER DIVERSIFIED FINANCIAL
      SERVICES-12.66%
     Citigroup Inc.                                 1,179,801   53,020,257
     ---------------------------------------------------------------------
     JPMorgan Chase & Co.                           1,412,472   48,871,531
     ---------------------------------------------------------------------
                                                               101,891,788
     ---------------------------------------------------------------------

     PROPERTY & CASUALTY INSURANCE-9.14%
     ACE Ltd. (Cayman Islands)                        678,200   27,989,314
     ---------------------------------------------------------------------
     Chubb Corp. (The)                                 74,000    5,865,980
     ---------------------------------------------------------------------
     MBIA Inc.                                        231,000   12,076,680
     ---------------------------------------------------------------------
     SAFECO Corp.                                     323,000   15,733,330
     ---------------------------------------------------------------------
     St. Paul Travelers Cos., Inc. (The)              323,467   11,880,943
     ---------------------------------------------------------------------
                                                                73,546,247
     ---------------------------------------------------------------------

     REGIONAL BANKS-6.18%
     Cullen/Frost Bankers, Inc.                       197,000    8,894,550
     ---------------------------------------------------------------------
     Fifth Third Bancorp                              484,050   20,804,469
     ---------------------------------------------------------------------
     North Fork Bancorp., Inc.                        478,500   13,273,590
     ---------------------------------------------------------------------
     Zions Bancorp.                                    98,200    6,777,764
     ---------------------------------------------------------------------
                                                                49,750,373
     ---------------------------------------------------------------------

     THRIFTS & MORTGAGE FINANCE-12.75%
     Fannie Mae                                       956,500   52,081,425
     ---------------------------------------------------------------------
     Freddie Mac                                      543,700   34,361,840
     ---------------------------------------------------------------------
     PMI Group, Inc. (The)                            425,600   16,177,056
     ---------------------------------------------------------------------
                                                               102,620,321
     ---------------------------------------------------------------------
       Total Common Stocks
        (Cost $639,955,935)                                    779,117,306
     ---------------------------------------------------------------------
     MONEY MARKET FUNDS-3.15%
     Premier Portfolio-Institutional Class
      (Cost $25,338,683)/(b)/                      25,338,683   25,338,683
     ---------------------------------------------------------------------
     TOTAL INVESTMENTS-99.97% (Cost $665,294,618)              804,455,989
     ---------------------------------------------------------------------
     OTHER ASSETS LESS LIABILITIES-0.03%                           205,870
     ---------------------------------------------------------------------
     NET ASSETS-100.00%                                       $804,661,859
     ---------------------------------------------------------------------

Notes to Schedule of Investments:
/(a)/ In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The market value of this security at March 31, 2005 represented 1.29% of the Fund's Total Investments. See Note 1A.
/(b)/ The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2005

ASSETS:
Investments, at market value (cost $639,955,935)                       $779,117,306
-----------------------------------------------------------------------------------
Investments in affiliated money market funds (cost $25,338,683)          25,338,683
-----------------------------------------------------------------------------------
    Total investments (cost $665,294,618)                               804,455,989
-----------------------------------------------------------------------------------
Receivables for:
  Fund shares sold                                                        1,917,801
-----------------------------------------------------------------------------------
  Dividends                                                               1,350,635
-----------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans           142,343
-----------------------------------------------------------------------------------
Other assets                                                                 33,542
-----------------------------------------------------------------------------------
    Total assets                                                        807,900,310
-----------------------------------------------------------------------------------

LIABILITIES:
Payables for:
  Fund shares reacquired                                                  2,396,809
-----------------------------------------------------------------------------------
  Trustee deferred compensation and retirement plans                        189,629
-----------------------------------------------------------------------------------
Accrued distribution fees                                                   234,675
-----------------------------------------------------------------------------------
Accrued trustees' fees                                                        5,674
-----------------------------------------------------------------------------------
Accrued transfer agent fees                                                 326,819
-----------------------------------------------------------------------------------
Accrued operating expenses                                                   84,845
-----------------------------------------------------------------------------------
    Total liabilities                                                     3,238,451
-----------------------------------------------------------------------------------
Net assets applicable to shares outstanding                            $804,661,859
-----------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Shares of beneficial interest                                          $616,411,856
-----------------------------------------------------------------------------------
Undistributed net investment income                                       3,092,198
-----------------------------------------------------------------------------------
Undistributed net realized gain from investment securities and foreign
 currencies                                                              45,996,434
-----------------------------------------------------------------------------------
Unrealized appreciation of investment securities and foreign
 currencies                                                             139,161,371
-----------------------------------------------------------------------------------
                                                                       $804,661,859
-----------------------------------------------------------------------------------

          NET ASSETS:
          Class A                                        $ 81,761,267
          -----------------------------------------------------------
          Class B                                        $ 65,389,757
          -----------------------------------------------------------
          Class C                                        $ 23,931,856
          -----------------------------------------------------------
          Class K                                        $  1,128,636
          -----------------------------------------------------------
          Investor Class                                 $632,450,343
          -----------------------------------------------------------

          SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
           UNLIMITED NUMBER OF SHARES AUTHORIZED:
          Class A                                           3,010,304
          -----------------------------------------------------------
          Class B                                           2,413,212
          -----------------------------------------------------------
          Class C                                             902,906
          -----------------------------------------------------------
          Class K                                              42,462
          -----------------------------------------------------------
          Investor Class                                   23,170,441
          -----------------------------------------------------------
          Class A:
            Net asset value per share                    $      27.16
          -----------------------------------------------------------
            Offering price per share:
              (Net asset value of $27.16 / 94.50%)       $      28.74
          -----------------------------------------------------------
          Class B:
           Net asset value and offering price per share  $      27.10
          -----------------------------------------------------------
          Class C:
           Net asset value and offering price per share  $      26.51
          -----------------------------------------------------------
          Class K:
           Net asset value and offering price per share  $      26.58
          -----------------------------------------------------------
          Investor Class:
           Net asset value and offering price per share  $      27.30
          -----------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS
For the year ended March 31, 2005

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $275,832)                                 $  19,927,892
-----------------------------------------------------------------------------------------------------
Dividends from affiliated money market funds                                                 580,830
-----------------------------------------------------------------------------------------------------
    Total investment income                                                               20,508,722
-----------------------------------------------------------------------------------------------------

EXPENSES:
Advisory fees                                                                              6,238,104
-----------------------------------------------------------------------------------------------------
Administrative services fees                                                                 305,430
-----------------------------------------------------------------------------------------------------
Custodian fees                                                                                70,471
-----------------------------------------------------------------------------------------------------
Distribution fees:
  Class A                                                                                    337,588
-----------------------------------------------------------------------------------------------------
  Class B                                                                                    787,233
-----------------------------------------------------------------------------------------------------
  Class C                                                                                    306,114
-----------------------------------------------------------------------------------------------------
  Class K                                                                                      6,274
-----------------------------------------------------------------------------------------------------
  Investor Class                                                                           1,840,273
-----------------------------------------------------------------------------------------------------
Transfer agent fees                                                                        2,698,643
-----------------------------------------------------------------------------------------------------
Trustees' fees and retirement benefits                                                        39,482
-----------------------------------------------------------------------------------------------------
Other                                                                                        472,069
-----------------------------------------------------------------------------------------------------
    Total expenses                                                                        13,101,681
-----------------------------------------------------------------------------------------------------
Less:Fees waived, expenses reimbursed and expense offset arrangements                       (141,969)
-----------------------------------------------------------------------------------------------------
    Net expenses                                                                          12,959,712
-----------------------------------------------------------------------------------------------------
Net investment income                                                                      7,549,010
-----------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES AND FOREIGN CURRENCIES:
Net realized gain from:
  Investment securities                                                                   92,852,002
-----------------------------------------------------------------------------------------------------
  Foreign currencies                                                                          67,088
-----------------------------------------------------------------------------------------------------
                                                                                          92,919,090
-----------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                                                 (135,097,683)
-----------------------------------------------------------------------------------------------------
  Foreign currencies                                                                          (8,352)
-----------------------------------------------------------------------------------------------------
                                                                                        (135,106,035)
-----------------------------------------------------------------------------------------------------
Net gain (loss) from investment securities and foreign currencies                        (42,186,945)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                        $ (34,637,935)
-----------------------------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended March 31, 2005 and 2004

                                                                                                               2005
--------------------------------------------------------------------------------------------------------------------------

OPERATIONS:
  Net investment income                                                                                   $    7,549,010
--------------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign currencies                                         92,919,090
--------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities and foreign currencies      (135,106,035)
--------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from operations                                          (34,637,935)
--------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                                                                       (609,121)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                                       (140,374)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                                                                        (54,592)
--------------------------------------------------------------------------------------------------------------------------
  Class K                                                                                                         (7,095)
--------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                                                              (5,291,880)
--------------------------------------------------------------------------------------------------------------------------
    Total distributions from net investment income                                                            (6,103,062)
--------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                                                                     (7,597,576)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                                     (6,185,077)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                                                                     (2,405,416)
--------------------------------------------------------------------------------------------------------------------------
  Class K                                                                                                       (101,359)
--------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                                                             (58,366,582)
--------------------------------------------------------------------------------------------------------------------------
    Total distributions from net realized gains                                                              (74,656,010)
--------------------------------------------------------------------------------------------------------------------------
    Decrease in net assets resulting from distributions                                                      (80,759,072)
--------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                                                                    (18,261,084)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                                    (16,948,631)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                                                                    (10,921,389)
--------------------------------------------------------------------------------------------------------------------------
  Class K                                                                                                       (332,292)
--------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                                                            (124,630,423)
--------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions                                 (171,093,819)
--------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                                                                   (286,490,826)
--------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
  Beginning of year                                                                                        1,091,152,685
--------------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income of $3,092,198 and $1,619,762, respectively)  $  804,661,859
--------------------------------------------------------------------------------------------------------------------------

                                                                                                               2004
-------------------------------------------------------------------------------------------------------------------------

OPERATIONS:
  Net investment income                                                                                   $    4,683,539
-------------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign currencies                                        110,789,671
-------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities and foreign currencies       212,794,322
-------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from operations                                          328,267,532
-------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                                                                        (32,046)
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                                           (173)
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                                                                         (1,386)
-------------------------------------------------------------------------------------------------------------------------
  Class K                                                                                                         (4,801)
-------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                                                              (2,983,902)
-------------------------------------------------------------------------------------------------------------------------
    Total distributions from net investment income                                                            (3,022,308)
-------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                                                                             --
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                                             --
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                                                                             --
-------------------------------------------------------------------------------------------------------------------------
  Class K                                                                                                             --
-------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                                                                      --
-------------------------------------------------------------------------------------------------------------------------
    Total distributions from net realized gains                                                                       --
-------------------------------------------------------------------------------------------------------------------------
    Decrease in net assets resulting from distributions                                                       (3,022,308)
-------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                                                                     91,472,322
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                                     79,803,551
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                                                                     21,470,386
-------------------------------------------------------------------------------------------------------------------------
  Class K                                                                                                       (312,490)
-------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                                                            (178,640,151)
-------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions                                   13,793,618
-------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                                                                    339,038,842
-------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
  Beginning of year                                                                                          752,113,843
-------------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income of $3,092,198 and $1,619,762, respectively)  $1,091,152,685
-------------------------------------------------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
March 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Financial Services Fund, formerly INVESCO Financial Services Fund, (the "Fund") is a series portfolio of AIM Sector Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is to seek capital growth. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.
  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.
     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee based on the annual rate of the Fund's average daily net assets as follows:

                           AVERAGE NET ASSETS  RATE
                           -------------------------
                           First $350 million  0.75%
                           -------------------------
                           Next $350 million   0.65%
                           -------------------------
                           Next $1.3 billion   0.55%
                           -------------------------
                           Next $2 billion     0.45%
                           -------------------------
                           Next $2 billion     0.40%
                           -------------------------
                           Next $2 billion    0.375%
                           -------------------------
                           Over $8 billion     0.35%
                           -------------------------

  Prior to September 30, 2004, AIM had entered into a sub-advisory agreement with INVESCO Institutional (N.A.), Inc. ("INVESCO") whereby AIM paid INVESCO 40% of the fee paid by the Fund to AIM. Effective September 30, 2004, the sub-advisory agreement between AIM and INVESCO was terminated.
  AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class K and Investor Class shares to 1.40%, 2.05%, 2.05%, 1.50% and 1.30% of average daily net assets, respectively. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class K and Investor Class shares to 2.00%, 2.65%, 2.65%, 2.10% and 1.90% of average daily net assets, respectively, through March 31, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limits stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the only expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.
  For the year ended March 31, 2005, AIM waived fees of $15,532.
  For the year ended March 31, 2005, at the request of the Trustees of the Trust, AMVESCAP agreed to reimburse $113,345 of expenses incurred by the Fund in connection with market timing matters in the AIM Funds, including legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended March 31, 2005, AIM was paid $305,430.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended March 31, 2005, the Fund paid AISI $2,698,643.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class K and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class K and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.45% of the average daily net assets of Class K shares and 0.25% of the average daily net assets of Investor Class shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Class K or Investor Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended March 31, 2005, the Class A, Class B, Class C, Class K and Investor Class shares paid ADI $337,588, $787,233, $306,114, $6,274 and $1,840,273, respectively.
  Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended March 31, 2005, ADI advised the Fund that it retained $21,120 in front-end sales commissions from the sale of Class A shares and $203, $11,539, $3,138 and $0 from Class A, Class B, Class C and Class K shares, respectively, for CDSC imposed upon redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market fund below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in an affiliated money market fund for the year ended March 31, 2005.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                                  UNREALIZED
                                       MARKET VALUE  PURCHASES   PROCEEDS FROM   APPRECIATION  MARKET VALUE DIVIDEND  REALIZED
FUND                                     03/31/04     AT COST        SALES      (DEPRECIATION)   03/31/05    INCOME  GAIN (LOSS)
--------------------------------------------------------------------------------------------------------------------------------
Premier Portfolio-Institutional Class* $15,428,440  $262,481,563 $(252,571,320)      $--       $25,338,683  $580,830     $--
--------------------------------------------------------------------------------------------------------------------------------

* On February 25, 2005, the Premier Portfolio investments were transferred from the original share class with no name designation to the newly structured share class designated as Institutional Class.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the year ended March 31, 2005, the Fund engaged in purchases and sales of securities of $4,252,743 and $0, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended March 31, 2005, the Fund received credits from these arrangements which resulted in the reduction of the Fund's total expenses of $13,092.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.
  Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.
  Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended March 31, 2005, the Fund paid legal fees of $6,684 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.
  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
  During the year ended March 31, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended March 31, 2005 and 2004 were as follows:

                                            2005        2004
                -----------------------------------------------
                Distributions paid from:
                Ordinary income          $16,719,790 $3,022,308
                -----------------------------------------------
                Long-term capital gain    64,039,282         --
                -----------------------------------------------
                Total distributions      $80,759,072 $3,022,308
                -----------------------------------------------

TAX COMPONENTS OF NET ASSETS:

As of March 31, 2005, the components of net assets on a tax basis were as follows:

                                                       2005
               -------------------------------------------------
               Undistributed ordinary income       $  3,220,360
               -------------------------------------------------
               Undistributed long-term gain          46,597,065
               -------------------------------------------------
               Unrealized appreciation-investments  138,560,740
               -------------------------------------------------
               Temporary book/tax differences          (128,162)
               -------------------------------------------------
               Shares of beneficial interest        616,411,856
               -------------------------------------------------
               Total net assets                    $804,661,859
               -------------------------------------------------

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the deferral of losses on wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.
  The Fund does not have a capital loss carryforward as of March 31, 2005.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended March 31, 2005 was $478,435,076 and $733,512,520, respectively.
  At the request of the Trustees, AIM recovered third party research credits during the year ended March 31, 2005, in the amount of $24,776. These research credits were recorded as realized gains.

                   UNREALIZED APPRECIATION (DEPRECIATION) OF
                      INVESTMENT SECURITIES ON A TAX BASIS
   --------------------------------------------------------------------------
   Aggregate unrealized appreciation of investment securities   $167,640,531
   --------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities  (29,079,791)
   --------------------------------------------------------------------------
   Net unrealized appreciation of investment securities         $138,560,740
   --------------------------------------------------------------------------

Cost of investments for tax purposes is $665,895,249.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, the use of a portion of the proceeds from redemptions as distributions and expenses related to the plan of reorganization on March 31, 2005, undistributed net investment income was increased by $26,488, undistributed net realized gain was decreased by $4,781,713 and shares of beneficial interest increased by $4,755,225. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class K shares and Investor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class K shares and Investor Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class K shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                       CHANGES IN SHARES OUTSTANDING/(A)/
----------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED MARCH 31,
                                                          -----------------------------------------------------
                                                                     2005                       2004
                                                          -------------------------  --------------------------
                                                            SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                    266,900  $   7,830,418      323,245  $   9,111,783
----------------------------------------------------------------------------------------------------------------
  Class B                                                    101,606      2,984,407       72,301      2,133,683
----------------------------------------------------------------------------------------------------------------
  Class C                                                     70,133      2,026,953      490,530     12,968,828
----------------------------------------------------------------------------------------------------------------
  Class K                                                     18,153        527,485       76,064      1,972,353
----------------------------------------------------------------------------------------------------------------
  Investor Class                                           1,488,790     43,945,228    9,260,845    236,882,896
----------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                    266,982      7,643,700        1,032         27,971
----------------------------------------------------------------------------------------------------------------
  Class B                                                    206,921      5,922,067            6            161
----------------------------------------------------------------------------------------------------------------
  Class C                                                     82,697      2,314,688           43          1,136
----------------------------------------------------------------------------------------------------------------
  Class K                                                      3,869        108,455          181          4,801
----------------------------------------------------------------------------------------------------------------
  Investor Class                                           2,145,370     61,722,150      105,190      2,862,271
----------------------------------------------------------------------------------------------------------------
Issued in connection with acquisitions:/(b)/
  Class A                                                         --             --    3,643,293     99,414,455
----------------------------------------------------------------------------------------------------------------
  Class B                                                         --             --    3,213,587     87,853,557
----------------------------------------------------------------------------------------------------------------
  Class C                                                         --             --      975,439     26,155,491
----------------------------------------------------------------------------------------------------------------
Automatic conversion of Class B shares to Class A shares:
  Class A                                                    158,966      4,634,274       63,785      1,907,801
----------------------------------------------------------------------------------------------------------------
  Class B                                                   (159,324)    (4,634,274)     (63,734)    (1,907,801)
----------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                 (1,308,010)   (38,369,476)    (650,835)   (18,989,688)
----------------------------------------------------------------------------------------------------------------
  Class B                                                   (725,853)   (21,220,831)    (277,826)    (8,276,049)
----------------------------------------------------------------------------------------------------------------
  Class C                                                   (531,289)   (15,263,030)    (653,670)   (17,655,069)
----------------------------------------------------------------------------------------------------------------
  Class K                                                    (33,160)      (968,232)     (86,005)    (2,289,644)
----------------------------------------------------------------------------------------------------------------
  Investor Class                                          (7,815,338)  (230,297,801) (15,751,038)  (418,385,318)
----------------------------------------------------------------------------------------------------------------
                                                          (5,762,587) $(171,093,819)     742,433  $  13,793,618
----------------------------------------------------------------------------------------------------------------

/(a)/There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and it owns 23% of the outstanding shares of the Fund. AIM Distributors has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
/(b)/As of the opening of business on November 24, 2003, the Fund acquired all of the net assets of AIM Global Financial Services Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on June 9, 2003 and of AIM Global Financial Services Fund shareholders on October 28, 2003. The acquisition was accomplished by a tax-free exchange of 7,832,319 shares of the Fund for 9,618,940 shares of of AIM Global Financial Services Fund outstanding as of the close of business on November 21, 2003. AIM Global Financial Services Fund's net assets at that date of $213,423,503, including $28,871,384 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $858,824,755.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                  CLASS A
                                                                   -----------------------------------
                                                                           YEAR ENDED MARCH 31,
                                                                   -----------------------------------
                                                                       2005          2004        2003
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 30.83       $  21.68      $ 28.22
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.23/(a)/      0.16/(a)/    0.06
--------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)    (1.19)          9.10        (6.37)
--------------------------------------------------------------------------------------------------------
    Total from investment operations                                 (0.96)          9.26        (6.31)
--------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               (0.20)         (0.11)       (0.20)
--------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                              (2.51)            --        (0.03)
--------------------------------------------------------------------------------------------------------
    Total distributions                                              (2.71)         (0.11)       (0.23)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 27.16       $  30.83      $ 21.68
--------------------------------------------------------------------------------------------------------
Total return/(b)/                                                    (3.57)%        42.78%      (22.36)%
--------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $81,761       $111,766      $ 5,311
--------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      1.38%/(c)/     1.41%        1.38%
--------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   1.39%/(c)/     1.66%        1.51%
--------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                  0.79%/(c)/     0.55%        0.49%
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 53%            57%          60%
--------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
/(c)/Ratios are based on average daily net assets of $96,453,575.

                                                                                  CLASS B
                                                                   -----------------------------------
                                                                           YEAR ENDED MARCH 31,
                                                                   -----------------------------------
                                                                       2005          2004        2003
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 30.82       $ 21.74       $ 28.22
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        0.04/(a)/    (0.03)/(a)/   (0.03)
--------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)    (1.19)         9.11         (6.30)
--------------------------------------------------------------------------------------------------------
    Total from investment operations                                 (1.15)         9.08         (6.33)
--------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               (0.06)        (0.00)        (0.11)
--------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                              (2.51)           --         (0.04)
--------------------------------------------------------------------------------------------------------
    Total distributions                                              (2.57)        (0.00)        (0.15)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 27.10       $ 30.82       $ 21.74
--------------------------------------------------------------------------------------------------------
Total return/(b)/                                                    (4.19)%       41.78%       (22.48)%
--------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $65,390       $92,137       $   990
--------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      2.03%/(c)/    2.06%         2.09%
--------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   2.04%/(c)/    2.34%         2.40%
--------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           0.14%/(c)/   (0.10)%       (0.20)%
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 53%           57%           60%
--------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
/(c)/Ratios are based on average daily net assets of $78,723,304.

                                                                                               CLASS C
                                                                   --------------------------------------------------
                                                                                         YEAR ENDED MARCH 31,
                                                                   --------------------------------------------------
                                                                         2005           2004        2003      2002
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 30.20          $ 21.38       $ 27.89   $ 28.72
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        0.04/(a)/       (0.12)/(a)/   (0.25)    (0.10)
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)    (1.16)            8.94         (6.22)     0.87
----------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                 (1.12)            8.82         (6.47)     0.77
----------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               (0.06)           (0.00)           --        --
----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                              (2.51)              --         (0.04)    (1.60)
----------------------------------------------------------------------------------------------------------------------
    Total distributions                                              (2.57)           (0.00)        (0.04)    (1.60)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 26.51          $ 30.20       $ 21.38   $ 27.89
----------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                    (4.18)%          41.27%       (23.22)%    2.98%
----------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $23,932          $38,696       $10,026   $16,880
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                               2.03%/(c)(d)/    2.38%         2.45%     2.07%
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           0.14%/(c)/      (0.42)%       (0.68)%   (0.57)%
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 53%              57%           60%       81%
----------------------------------------------------------------------------------------------------------------------

                                                                   --------

                                                                   --------
                                                                       2001
--------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 27.06
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.09)/(a)/
--------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     3.05
--------------------------------------------------------------------------------
    Total from investment operations                                  2.96
--------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               (0.08)
--------------------------------------------------------------------------------
  Distributions from net realized gains                              (1.22)
--------------------------------------------------------------------------------
    Total distributions                                              (1.30)
--------------------------------------------------------------------------------
Net asset value, end of period                                     $ 28.72
--------------------------------------------------------------------------------
Total return/(b)/                                                    10.87%
--------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $12,221
--------------------------------------------------------------------------------
Ratio of expenses to average net assets                               1.85%
--------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets          (0.31)%
--------------------------------------------------------------------------------
Portfolio turnover rate                                                 99%
--------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
/(c)/Ratios are based on average daily net assets of $30,611,411.
/(d)/After fee waivers and/or expense reimbursements. Ratio of expense to average net assets prior to fee waivers and/or expense reimbursements was 2.04%.

                                                                                                CLASS K
                                                                   -----------------------------------------------



                                                                                YEAR ENDED MARCH 31,
                                                                   -----------------------------------------
                                                                       2005        2004       2003        2002
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $30.23       $21.27      $ 27.69   $28.67
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       0.20/(a)/    0.12/(a)/    0.15    (0.03)/(a)/
-------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)   (1.16)        8.93        (6.41)    0.90
-------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                (0.96)        9.05        (6.26)    0.87
-------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                              (0.18)       (0.09)       (0.12)   (0.25)
-------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             (2.51)          --        (0.04)   (1.60)
-------------------------------------------------------------------------------------------------------------------
    Total distributions                                             (2.69)       (0.09)       (0.16)   (1.85)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $26.58       $30.23      $ 21.27   $27.69
-------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                   (3.66)%      42.61%      (22.62)%   3.38%
-------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $1,129       $1,621      $ 1,348   $1,033
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                     1.48%/(c)/   1.51%        1.78%    1.63%
-------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                  1.49%/(c)/   2.24%        2.13%    1.63%
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets          0.69%/(c)/   0.45%        0.18%   (0.12)%
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                                           53%          57%          60%      81%
-------------------------------------------------------------------------------------------------------------------

                                                                   ------------
                                                                     NOVEMBER 30,
                                                                   2000 (DATE SALES
                                                                    COMMENCED) TO
                                                                      MARCH 31,
                                                                         2001
                                                                   ----------------
-------------------------------------------------------------------
Net asset value, beginning of period                                    $29.35
-------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                           (0.17)
-------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)        (0.38)
-------------------------------------------------------------------------------------
    Total from investment operations                                     (0.55)
-------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                   (0.13)
-------------------------------------------------------------------------------------
  Distributions from net realized gains                                     --
-------------------------------------------------------------------------------------
    Total distributions                                                  (0.13)
-------------------------------------------------------------------------------------
Net asset value, end of period                                          $28.67
-------------------------------------------------------------------------------------
Total return/(b)/                                                        (1.97)%
-------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                $    1
-------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                          3.35%/(d)/
-------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                       3.35%/(d)/
-------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets              (1.80)%/(d)/
-------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                                                99%
-------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
/(c)/Ratios are based on average daily net assets of $1,394,171.
/(d)/Annualized.
/(e)/Not annualized for periods less than one year.

                                                                                             INVESTOR CLASS
                                                                   ------------------------------------------------------
                                                                                          YEAR ENDED MARCH 31,
                                                                   ------------------------------------------------------
                                                                         2005            2004         2003       2002
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  30.96          $  21.77      $  28.22   $    28.88
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                0.27/(a)/         0.15/(a)/     0.10         0.07
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     (1.19)             9.14         (6.42)        0.94
--------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  (0.92)             9.29         (6.32)        1.01
--------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                (0.23)            (0.10)        (0.10)       (0.07)
--------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                               (2.51)               --         (0.03)       (1.60)
--------------------------------------------------------------------------------------------------------------------------
    Total distributions                                               (2.74)            (0.10)        (0.13)       (1.67)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  27.30          $  30.96      $  21.77   $    28.22
--------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                     (3.44)%           42.73%       (22.39)%       3.82%
--------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $632,450          $846,933      $734,440   $1,234,230
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                1.28%/(c)(d)/     1.42%         1.40%        1.27%
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                   0.89%/(c)/        0.54%         0.38%        0.24%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                  53%               57%           60%          81%
--------------------------------------------------------------------------------------------------------------------------

                                                                   -----------

                                                                   -----------
                                                                      2001
------------------------------------------------------------------------------
Net asset value, beginning of period                               $    27.13
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                  0.10
------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)        2.97
------------------------------------------------------------------------------
    Total from investment operations                                     3.07
------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                  (0.10)
------------------------------------------------------------------------------
  Distributions from net realized gains                                 (1.22)
------------------------------------------------------------------------------
    Total distributions                                                 (1.32)
------------------------------------------------------------------------------
Net asset value, end of period                                     $    28.88
------------------------------------------------------------------------------
Total return/(b)/                                                       11.25%
------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $1,368,583
------------------------------------------------------------------------------
Ratio of expenses to average net assets                                  1.25%
------------------------------------------------------------------------------
Ratio of net investment income to average net assets                     0.36%
------------------------------------------------------------------------------
Portfolio turnover rate                                                    99%
------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
/(c)/Ratios are based on average daily net assets of $736,109,176.
/(d)/After fee waivers and/or expense reimbursements. Ratio of expense to average net assets prior to fee waivers and/or expense reimbursements was 1.29%.

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.
  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement fund will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement fund by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The IFG and AIM settlement funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading. The settlement funds will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, not to increase certain management fees and to provide more information to investors regarding fees.
  Under the terms of the settlements, AIM is undertaking certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by such Funds related to market timing matters.
  The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.
  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.
  As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.
  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

  Pending Regulatory Civil Action Alleging Market Timing

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed civil proceedings against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in these proceedings. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code (S) 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection
Act). The WVAG complaint is seeking injunctive relief; civil monetary penalties; a writ of quo warranto against the defendants; pre-judgment and post-judgment interest; costs and expenses, including counsel fees; and other relief.
  If AIM is unsuccessful in its defense of the WVAG proceedings, it could be barred from serving as an investment adviser for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including your Fund. Your Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

  Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.
  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in two of the underlying lawsuits continue to seek remand of their lawsuit to state court.

  Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs. Based on a recent court decision, the state court action has been removed to Federal court.

  Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division and subsequently consolidated for pre-trial purposes into one lawsuit.

  Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

  Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

  Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees. These actions have been consolidated for pre-trial purposes.

  Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

  A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.

        *    *    *    *    *    *    *    *    *    *    *    *    *    *
  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
and Shareholders of AIM Financial Services Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Financial Services Fund, formerly known as INVESCO Financial Services Fund (one of the funds constituting AIM Sector Funds, hereafter referred to as the "Fund") at March 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

May 20, 2005
Houston, Texas

OTHER INFORMATION

TRUSTEES AND OFFICERS
As of March 31, 2005

The address of each trustee and officer of AIM Sector Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND
POSITIONS(S) HELD WITH THE             TRUSTEE AND/     PRINCIPAL OCCUPATION(S)                  OTHER DIRECTORSHIP(S)
TRUST                                  OR OFFICER SINCE DURING PAST 5 YEARS                      HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
 INTERESTED PERSONS
---------------------------------------------------------------------------------------------------------------------------------
 Robert H. Graham/1 /-- 1946           2003             Director and Chairman, A I M Management  None
 Trustee, Vice Chair and President                      Group Inc. (financial services holding
                                                        company); Director and Vice Chairman,
                                                        AMVESCAP PLC and Chairman, AMVESCAP
                                                        PLC -- AIM Division (parent of AIM and
                                                        a global investment management firm)

                                                        Formerly: President and Chief Executive
                                                        Officer, A I M Management Group Inc.;
                                                        Director, Chairman and President, A I M
                                                        Advisors, Inc. (registered investment
                                                        advisor); Director and Chairman, A I M
                                                        Capital Management, Inc. (registered
                                                        investment advisor), A I M
                                                        Distributors, Inc. (registered broker
                                                        dealer), AIM Investment Services, Inc.
                                                        (registered transfer agent), and Fund
                                                        Management Company (registered broker
                                                        dealer); and Chief Executive Officer,
                                                        AMVESCAP PLC  -- Managed Products
---------------------------------------------------------------------------------------------------------------------------------
 Mark H. Williamson/2 /-- 1951         1998             Director, President and Chief Executive  None
 Trustee and Executive Vice President                   Officer, A I M Management Group Inc.;
                                                        Director, Chairman and President, A I M
                                                        Advisors, Inc.; Director, A I M Capital
                                                        Management, Inc. and A I M
                                                        Distributors, Inc.; Director and
                                                        Chairman, AIM Investment Services,
                                                        Inc., Fund Management Company and
                                                        INVESCO Distributors, Inc. (registered
                                                        broker dealer); and Chief Executive
                                                        Officer, AMVESCAP PLC -- AIM Division
                                                        (parent of AIM and a global investment
                                                        management firm)

                                                        Formerly: Director, Chairman, President
                                                        and Chief Executive Officer, INVESCO
                                                        Funds Group, Inc.; President and Chief
                                                        Executive Officer, INVESCO
                                                        Distributors, Inc.; Chief Executive
                                                        Officer, AMVESCAP PLC -- Managed
                                                        Products
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------
 Bruce L. Crockett/3 /-- 1944          2003             Chairman, Crockett Technology            ACE Limited (insurance
 Trustee and Chair                                      Associates (technology consulting        company); and Captaris, Inc.
                                                        company)                                 (unified messaging provider)
---------------------------------------------------------------------------------------------------------------------------------
 Bob R. Baker -- 1936                  1983             Retired                                  None
 Trustee
---------------------------------------------------------------------------------------------------------------------------------
 Frank S. Bayley -- 1939               2003             Retired                                  Badgley Funds, Inc. (registered
 Trustee                                                                                         investment company)
                                                        Formerly: Partner, law firm of Baker &
                                                        McKenzie
---------------------------------------------------------------------------------------------------------------------------------
 James T. Bunch -- 1942                2000             Co-President and Founder, Green,         None
 Trustee                                                Manning & Bunch Ltd., (investment
                                                        banking firm); and Director, Policy
                                                        Studies, Inc. and Van Gilder Insurance
                                                        Corporation
---------------------------------------------------------------------------------------------------------------------------------
 Albert R. Dowden -- 1941              2003             Director of a number of public and       None
 Trustee                                                private business corporations,
                                                        including the Boss Group Ltd. (private
                                                        investment and management); Cortland
                                                        Trust, Inc. (Chairman) (registered
                                                        investment company); Annuity and Life
                                                        Re (Holdings), Ltd. (insurance
                                                        company); and CompuDyne Corporation
                                                        (provider of products and services to
                                                        the public security market)

                                                        Formerly: Director, President and Chief
                                                        Executive Officer, Volvo Group North
                                                        America, Inc.; Senior Vice President,
                                                        AB Volvo; and director of various
                                                        affiliated Volvo companies
---------------------------------------------------------------------------------------------------------------------------------
 Edward K. Dunn, Jr. -- 1935           2003             Retired                                  None
 Trustee
                                                        Formerly: Chairman, Mercantile Mortgage
                                                        Corp.; President and Chief Operating
                                                        Officer, Mercantile-Sale Deposit &
                                                        Trust Co.; and President, Mercantile
                                                        Bankshares Corp.
---------------------------------------------------------------------------------------------------------------------------------
 Jack M. Fields -- 1952                2003             Chief Executive Officer, Twenty First    Administaff and Discovery
 Trustee                                                Century Group, Inc. (government affairs  Global Education Fund (non-
                                                        company) (owner) Dos Angelos Ranch, L.P. profit)

                                                        Formerly: Chief Executive Officer,
                                                        Texana Timber LP (sustainable forestry
                                                        company)
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 Carl Frischling -- 1937               2003             Partner, law firm of Kramer Levin        Cortland Trust, Inc. (registered
 Trustee                                                Naftalis and Frankel LLP                 investment company)
---------------------------------------------------------------------------------------------------------------------------------
 Gerald J. Lewis -- 1933               2000             Chairman, Lawsuit Resolution Services    General Chemical Group, Inc.
 Trustee                                                (San Diego, California)
---------------------------------------------------------------------------------------------------------------------------------
 Prema Mathai-Davis -- 1950            2003             Formerly: Chief Executive Officer, YMCA  None
 Trustee                                                of the USA
---------------------------------------------------------------------------------------------------------------------------------

/(1)/ Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.
/(2)/ Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
/(3)/ Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

As of March 31, 2005

The address of each trustee and officer of AIM Sector Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and
Position(s) Held with the              Trustee and/     Principal Occupation(s) During Past 5    Other Directorship(s)
Trust                                  or Officer Since Years                                    Held by Trustee
----------------------------------------------------------------------------------------------------------------------
 Lewis F. Pennock -- 1942              2003             Partner, law firm of Pennock & Cooper    None
 Trustee
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
 Ruth H. Quigley -- 1935               2003             Retired                                  None
 Trustee
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
 Larry Soll -- 1942                    1997             Retired                                  None
 Trustee
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
 Other Officers
----------------------------------------------------------------------------------------------------------------------
 Lisa O. Brinkley/4 /-- 1959           2004             Senior Vice President, A I M Management  N/A
 Senior Vice President and Chief                        Group Inc.; Senior Vice President and
 Compliance Officer                                     Chief Compliance Officer, A I M
                                                        Advisors, Inc.; Vice President and
                                                        Chief Compliance Officer, A I M Capital
                                                        Management, Inc. and Vice President,
                                                        A I M Distributors, Inc., A I M
                                                        Investment Services, Inc. and Fund
                                                        Management Company

                                                        Formerly: Senior Vice President and
                                                        Compliance Director, Delaware
                                                        Investments Family of Funds and Chief
                                                        Compliance Officer, A I M Distributors,
                                                        Inc.
----------------------------------------------------------------------------------------------------------------------
 Russell C. Burk/5 /-- 1958            2005             Formerly: Director of Compliance and     N/A
 Senior Vice President                                  Assistant General Counsel, ICON
                                                        Advisers, Inc.; Financial Consultant,
                                                        Merrill Lynch; General Counsel and
                                                        Director of Compliance, ALPS Mutual
                                                        Funds, Inc.
----------------------------------------------------------------------------------------------------------------------
 Kevin M. Carome -- 1956               2003             Director, Senior Vice President,         N/A
 Senior Vice President, Secretary and                   Secretary and General Counsel, A I M
 Chief Legal Officer                                    Management Group Inc. and A I M
                                                        Advisors, Inc.; Director and Vice
                                                        President, INVESCO Distributors, Inc.;
                                                        Vice President, A I M Capital
                                                        Management, Inc., and A I M Investment
                                                        Services, Inc.; Director, Vice
                                                        President and General Counsel, Fund
                                                        Management Company; and Senior Vice
                                                        President, A I M Distributors, Inc.

                                                        Formerly: Senior Vice President and
                                                        General Counsel, Liberty Financial
                                                        Companies, Inc.; and Senior Vice
                                                        President and General Counsel, Liberty
                                                        Funds Group, LLC.; and Vice President,
                                                        A I M Distributors, Inc.
----------------------------------------------------------------------------------------------------------------------
 Robert G. Alley -- 1948               2003             Managing Director, Chief Fixed Income    N/A
 Vice President                                         Officer and Senior Investment Officer,
                                                        A I M Capital Management, Inc. and Vice
                                                        President, A I M Advisors, Inc.
----------------------------------------------------------------------------------------------------------------------
 Stuart W. Coco -- 1955                2003             Managing Director and Director of Money  N/A
 Vice President                                         Market Research and Special Projects,
                                                        A I M Capital Management, Inc.; and
                                                        Vice President, A I M Advisors, Inc.
----------------------------------------------------------------------------------------------------------------------
 Sidney M. Dilgren -- 1961             2004             Vice President and Fund Treasurer,       N/A
 Vice President and Treasurer                           A I M Advisors, Inc.

                                                        Formerly: Senior Vice President, A I M
                                                        Investment Services, Inc.; and Vice
                                                        President, A I M Distributors, Inc.
----------------------------------------------------------------------------------------------------------------------
 J. Phillip Ferguson/6 /-- 1945        2005             Senior Vice President and Chief          N/A
 Vice President                                         Investment Officer, A I M Advisors
                                                        Inc.; Director, Chairman, Chief
                                                        Executive Officer, President and Chief
                                                        Investment Officer, A I M Capital
                                                        Management, Inc.; Executive Vice
                                                        President, A I M Management Group Inc.

                                                        Formerly: Senior Vice President, AIM
                                                        Private Asset Management, Inc.; Chief
                                                        Equity Officer, and Senior Investment
                                                        Officer, A I M Capital Management,
                                                        Inc.; and Managing Partner, Beutel,
                                                        Goodman Capital Management
----------------------------------------------------------------------------------------------------------------------
 Mark D. Greenberg -- 1957             2004             Senior Vice President and Senior         N/A
 Vice President                                         Portfolio Manager, A I M Capital
                                                        Management, Inc.

                                                        Formerly: Senior Vice President and
                                                        Senior Portfolio Manager, INVESCO
                                                        Institutional (N.A.), Inc.
----------------------------------------------------------------------------------------------------------------------
 William R. Keithler -- 1952           2004             Senior Vice President and Senior         N/A
 Vice President                                         Portfolio Manager, A I M Capital
                                                        Management, Inc.

                                                        Formerly: Senior Vice President,
                                                        Director of Sector Management and
                                                        Senior Portfolio Manager, INVESCO
                                                        Institutional (N.A.), Inc.
----------------------------------------------------------------------------------------------------------------------
 Karen Dunn Kelley -- 1960             2003             Director of Cash Management, Managing    N/A
 Vice President                                         Director and Chief Cash Management
                                                        Officer, A I M Capital Management,
                                                        Inc.; Director and President, Fund
                                                        Management Company, and Vice President,
                                                        A I M Advisors, Inc.
----------------------------------------------------------------------------------------------------------------------

/(4)/ Ms. Brinkley was elected Senior Vice President and Chief Compliance
      Officer of the Trust effective September 20, 2004.
/(5)/ Mr. Burk was elected Senior Vice President of the Trust effective
      February 15, 2005.
/(6)/ Mr. Ferguson was elected Vice President of the Trust effective February
      24, 2005.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND          INVESTMENT ADVISOR          DISTRIBUTOR                   AUDITORS
11 Greenway Plaza.          A I M Advisors, Inc.        A I M Distributors, Inc.      PricewaterhouseCoopers LLP
Suite 100                   11 Greenway Plaza           11 Greenway Plaza             1201 Louisiana Street
Houston, TX 77046-1173      Suite 100                   Suite 100                     Suite 2900
                            Houston, TX 77046-1173      Houston, TX 77046-1173        Houston, Texas 77002-5678
COUNSEL TO THE FUND         COUNSEL TO THE              TRANSFER AGENT                CUSTODIAN
Ballard Spahr               INDEPENDENT TRUSTEES        AIM Investment Services, Inc. State Street Bank and Trust
Andrews & Ingersoll, LLP    Kramer, Levin, Naftalis &   P.O. Box 4739                 Company
1735 Market Street          Frankel LLP                 Houston, TX 77210-4739        225 Franklin Street
Philadelphia, PA 19103-7599 1177 Avenue of the Americas                               Boston, MA 02110-2801
                            New York, NY 10036-2714

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended March 31, 2005, 100% is eligible for the dividends received deduction for corporations. The Fund distributed long-term capital gains of $68,814,282 for Fund's tax year ended March 31, 2005.

For its tax year ended March 31, 2005, the Fund designated 100%, or the maximum allowable, of its dividend distribution as qualified dividend income. Your actual amount of qualified dividend income for the calendar year will be reported on form 1099-DIV. You should consult your tax advisor regarding treatment of the amount.

             Domestic Equity                           Sector Equity

AIM Aggressive Growth Fund               AIM Advantage Health Sciences Fund/1/
AIM Basic Balanced Fund*                 AIM Energy Fund/1/
AIM Basic Value Fund                     AIM Financial Services Fund/1/
AIM Blue Chip Fund                       AIM Global Health Care Fund
AIM Capital Development Fund             AIM Global Real Estate Fund
AIM Charter Fund                         AIM Gold & Precious Metals Fund/1/
AIM Constellation Fund                   AIM Leisure Fund/1/
AIM Diversified Dividend Fund            AIM Multi-Sector Fund/1/
AIM Dynamics Fund/1/                     AIM Real Estate Fund/7/
AIM Large Cap Basic Value Fund           AIM Technology Fund/1/
AIM Large Cap Growth Fund                AIM Utilities Fund/1/
AIM Mid Cap Basic Value Fund
AIM Mid Cap Core Equity Fund/2/                        Fixed Income
AIM Mid Cap Growth Fund
AIM Opportunities I Fund                 TAXABLE
AIM Opportunities II Fund
AIM Opportunities III Fund               AIM Floating Rate Fund
AIM Premier Equity Fund                  AIM High Yield Fund
AIM S&P 500 Index Fund/1/                AIM Income Fund
AIM Select Equity Fund                   AIM Intermediate Government Fund
AIM Small Cap Equity Fund/3/             AIM Limited Maturity Treasury Fund
AIM Small Cap Growth Fund/4/             AIM Money Market Fund
AIM Small Company Growth Fund/1/         AIM Short Term Bond Fund
AIM Trimark Endeavor Fund                AIM Total Return Bond Fund
AIM Trimark Small Companies Fund         Premier Portfolio
AIM Weingarten Fund                      Premier U.S. Government Money
                                          Portfolio/1/
* Domestic equity and income fund
                                         TAX-FREE

       International/Global Equity       AIM High Income Municipal Fund
                                         AIM Municipal Bond Fund
AIM Asia Pacific Growth Fund             AIM Tax-Exempt Cash Fund
AIM Developing Markets Fund              AIM Tax-Free Intermediate Fund
AIM European Growth Fund                 Premier Tax-Exempt Portfolio
AIM European Small Company Fund/5/
AIM Global Aggressive Growth Fund                AIM Allocation Solutions
AIM Global Equity Fund
AIM Global Growth Fund                   AIM Conservative Allocation Fund
AIM Global Value Fund                    AIM Growth Allocation Fund/8/
AIM International Core Equity Fund/1/    AIM Moderate Allocation Fund
AIM International Growth Fund            AIM Moderate Growth Allocation Fund
AIM International Small Company Fund/6/  AIM Moderately Conservative
AIM Trimark Fund                          Allocation Fund

/1/The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. /2/As of end of business on February 27, 2004, AIM Mid Cap Core Equity Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. /3/Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. /4/As of end of business on March 18, 2002, AIM Small Cap Growth Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. /5/As of end of business on March 28, 2005, AIM European Small Company Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. /6/Effective December 30, 2004, AIM International Emerging Growth Fund was renamed AIM International Small Company Fund. As of end of business on March 14, 2005, the Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. /7/As of end of business on April 29, 2005, AIM Real Estate Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. /8/Effective April 29, 2005, AIM Aggressive Allocation Fund was renamed AIM Growth Allocation Fund.

     If used after July 20, 2005, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $131 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $375 billion in assets under management. Data as of March 31, 2005.

--------------------------------------------------------------------------------
CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR AND READ IT CAREFULLY BEFORE INVESTING.
--------------------------------------------------------------------------------

AIMinvestments.com             I-FSE-AR-1               A I M Distributors, Inc.


                          [YOUR GOALS. OUR SOLUTIONS.]
                            - REGISTERED TRADEMARK -


Mutual   Retirement   Annuities   College    Separately   Offshore    Cash
Funds    Products                 Savings    Managed      Products    Management
                                  Plans      Accounts

                                                          [AIM INVESTMENTS LOGO]
                                                        - REGISTERED TRADEMARK -

                                                 AIM GOLD & PRECIOUS METALS FUND

                                  Annual Report to Shareholders . March 31, 2005


                                  [COVER IMAGE]

                                    FORMERLY INVESCO GOLD & PRECIOUS METALS FUND


                          [YOUR GOALS. OUR SOLUTIONS.]
                            - REGISTERED TRADEMARK -

                                                          [AIM INVESTMENTS LOGO]
                                                        - REGISTERED TRADEMARK -

AIM GOLD & PRECIOUS METALS FUND SEEKS CAPITAL GROWTH.

.. Unless otherwise stated, information presented in this report is as of March 31, 2005, and is based on total net assets.

.. Effective October 15, 2004, INVESCO Gold & Precious Metals Fund was renamed AIM Gold & Precious Metals Fund.

ABOUT SHARE CLASSES

.. Effective September 30, 2003, Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code, including 401(k) plans, money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

.. Investor Class shares are closed to most investors. For more information on who may continue to invest in the Investor Class shares, please see the prospectus.

PRINCIPAL RISKS OF INVESTING IN THE FUND

.. Investing in a single-sector or single-region mutual fund involves greater risk and potential reward than investing in a more diversified fund.

.. International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies. The Fund may invest 100% of its assets in the securities of non-U.S. issuers.

.. The securities of companies involved in exploring for, mining, processing or dealing and investing in gold, gold bullion and other precious metals as well as diamonds are highly dependent on the price of precious metals at any given time.

.. Fluctuations in the price of gold directly--and often dramatically--affect the profitability and market value of companies in this sector. Changes in political or economic climate for the two largest gold producers--South Africa and the former Soviet Union--may have a direct impact on the price of gold worldwide. Up to 10% of the Fund's assets at the time of purchase may be invested in gold bullion. The Fund's investments directly in gold bullion will earn no income return; appreciation in the market price of gold is the sole manner in which the Fund can realize gains on bullion investments. The Fund may have higher storage and custody costs in connection with its ownership of bullion than those associated with the purchase, holding and sale of more traditional types of investments.

.. Investing in small and mid-size companies involves risks not associated with investing in more established companies, including business risk, significant stock price fluctuations and illiquidity.

.. By concentrating on a small number of holdings, the Fund carries greater risk because each investment has a greater effect on the Fund's overall performance.

ABOUT INDEXES USED IN THIS REPORT

.. The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500 --REGISTERED TRADEMARK-- Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

.. The unmanaged Lipper Gold Fund Index represents an average of the 30 largest gold funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

.. The Philadelphia Gold & Silver Index is a capitalization-weighted index on the Philadelphia Stock Exchange that includes the leading companies involved in the mining of gold and silver. Returns for this index are price only.

.. The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

.. A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

OTHER INFORMATION

.. The returns shown in management's discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

.. Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. Shareholders can look up the Fund's Forms N-Q on the SEC's Web site at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 1-202-942-8090 or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-3826 and 002-85905. The Fund's most recent portfolio holdings, as filed on Form N-Q, are also available at AIMinvestments.com.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-959-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2004, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

--------------------------------------------------------------------------------
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
--------------------------------------------------------------------------------
NOT FDIC INSURED        MAY LOSE VALUE        NO BANK GUARANTEE
--------------------------------------------------------------------------------

AIMINVESTMENTS.COM

AIM GOLD & PRECIOUS METALS FUND

                    DEAR FELLOW SHAREHOLDERS:

                    The fiscal year covered by this report saw both equities and bonds* produce positive total returns, but it wasn't a very smooth ride. Markets were at their best during the second half of 2004--bonds during the third quarter of that year and equities during the fourth. Returns turned negative for both asset classes during the first quarter of 2005.

[GRAHAM PHOTO]        The huge run-up in the price of oil over the course of the fiscal year goes a long way toward explaining the markets' loss of confidence early in 2005. The Consumer Price Index rose more in March 2005 than one month earlier. Energy costs advanced 4.0% in March; the petroleum-based subset of energy increased 7.8%.

ROBERT H. GRAHAM      Another negative factor has been Federal Reserve policy.
                    With a view to warding off potential inflation, the Federal Reserve (the Fed) raised short-term interest rates in March, the seventh such move since mid-year 2004. The Fed noted that inflationary pressures have picked up recently and that businesses' ability to raise prices appeared stronger than in the recent past. There is a virtually universal expectation that the Fed will continue to increase short-term interest rates during 2005, which could ultimately dampen economic performance. (In early May, after the close of the reporting period, the Fed raised rates once again.)

[WILLIAMSON PHOTO]    Nevertheless, there was also much good news for investors
                    as of March 31, 2005:

                    . The Institute for Supply Management's manufacturing and
                      non-manufacturing indexes--based on surveys of purchasing managers in industries that cover more than 80% of the U.S. economy--both indicated continued healthy growth during March and April and remained in very strong territory. April was the 42nd month in a row these surveys showed the economy as a whole expanding.

MARK H. WILLIAMSON  . Job growth during March was weaker than in the recent past, though the unemployment rate declined over the course of the fiscal year. In fact, less than robust job growth during March was good news for bond investors--there is still enough slack in the job market to keep wage inflation from becoming an issue.

                    . Bond yields haven't risen as much as might be expected
                      given seven increases in short-term rates over the fiscal year. Evidently, the bond market is not anticipating a long-term inflationary pattern.

                      So once again we are seeing a good news/bad news
                    combination--a situation that is far from unusual. Over the short term, financial markets are unpredictable. It is over the long term that they have been rewarding to investors, and we remain confident in their long-term outlook. Given the inability to make accurate short-term forecasts, as always, we urge our shareholders to:

                    . keep a long-term investment perspective,

                    . make sure their portfolios are suitably diversified, and

                    . contact their financial advisors when they have questions or concerns about their investments or the markets.

                    YOUR FUND

                    The following pages present a discussion of your Fund's approach to investing, an explanation of its performance over the fiscal year, and a summary of its portfolio as that year closed. Further information about your Fund and The AIM Family of Funds --REGISTERED TRADEMARK--, as well as general information concerning investing, is always available on our widely praised Web site, AIMinvestments.com. We invite you to visit frequently.

                      As always, we at AIM are dedicated to building solutions
                    to help you meet your investment goals. We thank you for your continued participation in AIM Investments --REGISTERED TRADEMARK--. If you have any questions, please contact our award-winning Client Service representatives at 800-959-4246. We are pleased to be of help.

                    Sincerely,

                    /s/ ROBERT H. GRAHAM          /s/ MARK H. WILLIAMSON

                    Robert H. Graham              Mark H. Williamson
                    Trustee, President &          Chairman & President,
                    Vice Chair, AIM Funds         A I M Advisors, Inc.

                    May 20, 2005

                    *Equities represented by the S&P 500 Index, an index of common stocks often used as a general measure of U.S. stock market performance; bonds by the Lehman U.S. Aggregate Bond Index, an index compiled by Lehman Brothers, the global investment bank, that represents the U.S. investment-grade fixed-rate bond market.

                    AIM INVESTMENTS IS A REGISTERED SERVICE MARK OF A I M MANAGEMENT GROUP INC. A I M ADVISORS, INC. AND A I M CAPITAL MANAGEMENT, INC. ARE THE INVESTMENT ADVISORS AND A I M DISTRIBUTORS, INC. IS THE DISTRIBUTOR FOR THE RETAIL FUNDS REPRESENTED BY AIM INVESTMENTS.

AIM GOLD & PRECIOUS METALS FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

The U.S. dollar, after falling to multiyear lows against other major currencies in 2004, rallied in the first quarter of 2005, and inflation remained subdued. These trends adversely affected gold and precious metal stocks and the Fund.

--------------------------------------------------------------------------------
FUND VS. INDEXES

TOTAL RETURNS, 3/31/04-3/31/05, EXCLUDING APPLICABLE SALES CHARGES. IF SALES CHARGES WERE INCLUDED, RETURNS WOULD BE LOWER.

Class A Shares                          -5.89%

Class B Shares                          -6.48

Class C Shares                          -6.58

Investor Class Shares                   -6.00

S&P 500 Index (Broad Market Index)       6.69

Philadelphia Gold & Silver Index
(Style-specific Index)                 -10.69

Lipper Gold Fund Index
(Peer Group Index)                      -7.27

SOURCE: LIPPER, INC., FACTSET RESEARCH SYSTEMS
--------------------------------------------------------------------------------

     The Fund underperformed the S&P 500 Index for the fiscal year because investors generally favored more aggressive securities than gold stocks. The Fund was overweight in diversified metals and mining in comparison to the Philadelphia Gold & Silver Index. These stocks performed well for the Fund and helped it hold up better than that index. The Fund's more conservative holdings in "core companies," which tend to be less volatile in difficult market environments for gold, helped it fare better than its peer group, as measured by the Lipper Gold Fund Index.

HOW WE INVEST

The Fund invests in companies that are involved in the discovery, mining, processing and exchange of gold and other precious metals. We use a bottom-up approach to investing, selecting stocks based on an analysis of individual companies. Our focus is on the stocks of companies that we believe have the ability to:

.. increase production capacity at a low cost;

.. make major gold discoveries on a global basis;

.. benefit from rising gold prices.

     One of our largest holdings, Freeport- McMoRan Copper & Gold, typifies our strategy. The firm owns the lowest-cost gold and copper mine in the world and has been increasing production. With copper prices rising, and exports to China increasing, we believe the firm is in a potentially favorable position to increase its earnings.

     The Fund's portfolio will typically be composed of:

.. Core companies--major gold and precious metal firms with proven production reserves;

.. Emerging companies--mid to small-sized exploration companies which we believe have the capacity to make significant precious metal discoveries.

     A decision to sell a stock may be prompted by any of the following reasons:

.. a better investment option becomes available;

.. valuation becomes too high;

.. corporate management changes the company's strategic direction to the detriment of shareholders;

.. a company is adversely affected by a geopolitical or economic event.

MARKET CONDITIONS AND YOUR FUND

Stocks, as measured by the performance of the S&P 500 Index, rose modestly over the fiscal year as major economic indicators were generally favorable. Gross domestic product, the broadest measure of overall economic activity, rose at annualized rates of 3.3%, 4.0% and 3.8%, respectively, for the second, third and fourth quarters of 2004, and 3.1% in the first quarter of 2005.

     Most of the S&P 500 Index's gains were recorded in the fourth quarter of 2004. The index rose after the price of oil peaked in October and the U.S. presidential campaign drew to a close. The S&P 500 Index declined in the first quarter of 2005, as oil prices again

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION                   TOP 10 EQUITY HOLDINGS*                          TOTAL NET ASSETS           $127.0 million
By industry                                                                              TOTAL NUMBER OF HOLDINGS*              34
             [PIE CHART]
Diversified Metals & Mining     19.8%   1. Freeport-McMoRan Copper &
Gold Bullion                     5.1%      Gold, Inc.-Class B                       6.2%
Money Market Funds Plus                 2. Goldcorp Inc. (Canada)                   5.3
 Other Assets Less Liabilities   0.6%   3. Gold Bullion                             5.1
Gold                            53.6%   4. Barrick Gold Corp. (Canada)              4.7
Precious Metals & Minerals      20.9%   5. Teck Cominco Ltd.-Class B (Canada)       4.1
                                        6. Pan American Silver Corp. (Canada)       4.0
                                        7. Impala Platinum Holdings Ltd.
                                           (South Africa)                           4.0
                                        8. Randgold Resources Ltd.-ADR
                                           (United Kingdom)                         3.9
                                        9. IAMGOLD Corp. (Canada)                   3.9
                                        10. Inco Ltd. (Canada)                      3.8

The fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.
--------------------------------------------------------------------------------
increased and the U.S. Federal Reserve continued raising interest rates to slow economic growth and potentially curb inflation.

     The price of gold, after dropping below $380 per ounce in May of 2004 climbed to nearly $450 per ounce by the close of 2004 before falling to about $425 per ounce by the close of the fiscal year. Over the same period, the U.S. dollar weakened against other major currencies in the latter part of 2004, before strengthening in the first quarter of 2005. The consumer price index, a measure of inflation, increased about 3.0% over reporting period--a higher rate than in recent years, but close to the historical average.

       This strategy proved beneficial for the Fund as diversified metals and mining posted gains for the portfolio...

     Investors typically tend to view gold and gold stocks as a "store of value" for their assets during periods of a declining dollar, rising inflation and geopolitical and economic uncertainty. As the dollar strengthened, inflation remained subdued and the uncertainty surrounding the presidential election was dispelled, gold faltered. Our holdings in "core companies", which comprised about 70% of Fund holdings, helped cushion the Fund.

     As a result of our long-term buy-and-hold philosophy, the Fund's industry weightings remained relatively stable over the reporting period. We did, however, increase the Fund's exposure to producers of metals other than gold. We believe demand from high-tech firms for metals such as silver will increase as the world economy strengthens, and demand for copper for electric wiring and other uses will rise as China creates an infrastructure to support its growing economy. This strategy proved beneficial for the Fund as diversified metals and mining posted gains for the portfolio while its other industry weightings--gold and precious metals and minerals--sustained losses.

     A stock that enhanced Fund performance was Teck Cominco, a diversified mining and refining company based in Vancouver, British Columbia, Canada. Approximately 60% of the company's sales are derived from the mining, smelting and refining of zinc. The firm also mines copper and gold. The company reported record earnings for the fourth quarter of 2004.

     Detracting from performance was Apollo Gold, a mining company operating mainly in the United States and Canada. The firm has gold, silver, lead and zinc mining operations in Montana, and Nevada and in Ontario, Canada. The company has struggled in recent months because its existing mines have not been productive.

IN CLOSING

At the close of the reporting period, we remained generally optimistic about the prospects for gold and precious metals stocks. The U.S. dollar's weakness against the euro has been a major factor driving gold prices in the past few years. While the dollar may have stabilized against the euro, we believe it could depreciate in relation to Asian currencies. Also, we believe there could be an upturn in inflation this year because of higher fuel costs, and that could boost gold prices. We thank you for your investment in AIM Gold & Precious Metals Fund.

THE VIEWS AND OPINIONS EXPRESSED IN MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE ARE THOSE OF A I M ADVISORS, INC. THESE VIEWS AND OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE VIEWS AND OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR RECOMMENDATIONS, OR AS AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT A I M ADVISORS, INC. MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

          See important Fund and index disclosures inside front cover.

--------------------------------------------------------------------------------

[SEGNER PHOTO]

JOHN S. SEGNER, the lead manager of AIM Gold & Precious Metals Fund, has more than 20 years of experience in the energy and investment industries. Before joining the Fund's advisor in 1997, he was managing director and principal with an investment management company that focused exclusively on publicly-traded energy stocks. Mr. Segner holds a B.S. in civil engineering from the University of Alabama and an M.B.A. with a concentration in finance from The University of Texas at Austin.

--------------------------------------------------------------------------------

                              [RIGHT ARROW GRAPHIC]

FOR A PRESENTATION OF YOUR FUND'S LONG-TERM PERFORMANCE RECORD, PLEASE TURN TO PAGE 5.

AIM GOLD & PRECIOUS METALS FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2004, through March 31, 2005.

ACTUAL EXPENSES
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The Fund's actual cumulative total return at net asset value after expenses for the six months ended March 31, 2005, appears in the table "Cumulative Total Returns" on page 5.

     The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

--------------------------------------------------------------------------------

                                             ACTUAL                          HYPOTHETICAL
                                                                  (5% ANNUAL RETURN BEFORE EXPENSES)

             BEGINNING ACCOUNT    ENDING ACCOUNT    EXPENSES       ENDING ACCOUNT       EXPENSES
SHARE              VALUE               VALUE       PAID DURING         VALUE           PAID DURING
CLASS           (10/01/04)         (3/31/05)/1/     PERIOD/2/        (3/31/05)          PERIOD/2/
  A             $ 1,000.00          $ 961.30         $   7.19       $ 1,017.60           $  7.39
  B               1,000.00            957.80            10.35         1,014.36             10.65
  C               1,000.00            957.90            10.35         1,014.36             10.65
Investor          1,000.00            962.50             6.70         1,018.10              6.89

/1/The actual ending account value is based on the actual total return of the Fund for the period October 1, 2004, to March 31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total return at net asset value after expenses for the six months ended March 31, 2005, appears in the table "Cumulative Total Returns" on page 5.

/2/Expenses are equal to the Fund's annualized expense ratio, 1.47%, 2.12%, 2.12%, and 1.37% for Class A, B, C, and Investor Class shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
--------------------------------------------------------------------------------

                                              [ARROW
                                              BUTTON  For More Information Visit
                                              IMAGE]  AIMINVESTMENTS.COM

AIM GOLD & PRECIOUS METALS FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Your Fund's total return includes reinvested distributions, Fund expenses and management fees. Index results include reinvested dividends. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and tables does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

Performance of the indexes does not reflect the effects of taxes.

     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $10,000 and $20,000 is the same size as the space between $20,000 and $40,000, the space between $20,000 and $40,000 is the same as that between $40,000 and $80,000, and so on.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
As of 3/31/05, including applicable sales charges
CLASS A SHARES
Inception (3/28/02)               15.28%
  1 Year                         -11.03

CLASS B SHARES
Inception (3/28/02)               16.50%
  1 Year                         -11.11

CLASS C SHARES
Inception (2/14/00)               17.36%
  5 Years                         19.97
  1 Year                          -7.51

INVESTOR CLASS SHARES
Inception (1/19/84)               -1.38%
  10 Years                         1.13
  5 Years                         19.12
  1 Year                          -6.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RESULTS OF A $10,000 INVESTMENT
Fund and index data from 3/31/95

                                [MOUNTAIN CHART]

              AIM GOLD & PRECIOUS
                METALS-INVESTOR      LIPPER GOLD FUND                        PHILADELPHIA GOLD
  DATE            CLASS SHARES            INDEX            S&P 500 INDEX      & SILVER INDEX
  3/31/95           $ 10000              $ 10000              $ 10000           $ 10000
     4/95             10683                10054                10294              9587
     5/95             11200                 9990                10705              9838
     6/95             11303                10105                10953              9854
     7/95             11779                10570                11316              9732
     8/95             11717                10648                11345             10057
     9/95             11820                10703                11823             10183
    10/95             10803                 9475                11781              8787
    11/95             10948                10007                12297              9929
    12/95             11363                10193                12534              9873
     1/96             13748                12139                12960             11564
     2/96             15552                12404                13081             11811
     3/96             16609                12445                13207             11792
     4/96             17792                12706                13401             11759
     5/96             19989                13511                13747             12207
     6/96             16361                11595                13799             10147
     7/96             16196                11355                13190             10195
     8/96             17896                11987                13468             10212
     9/96             17129                11365                14226              9443
    10/96             16589                11250                14618              9478
    11/96             16111                10880                15722              9854
    12/96             15981                10674                15410              9572
     1/97             15175                10066                16373              9035
     2/97             17159                11347                16501             10040
     3/97             13911                 9757                15824              8537
     4/97             13191                 9089                16768              7695
     5/97             13479                 9436                17793              8552
     6/97             12014                 8597                18584              7838
     7/97             10979                 8259                20063              8028
     8/97             10951                 8295                18940              8106
     9/97             11382                 8690                19976              8978
    10/97              9227                 7264                19310              7208
    11/97              6783                 5726                20203              5806
    12/97              7112                 5984                20550              6083
     1/98              7346                 6331                20777              6147
     2/98              7083                 6138                22275              6186
     3/98              7520                 6494                23414              6696
     4/98              7754                 6947                23654              7209
     5/98              6559                 5920                23248              6125
     6/98              5743                 5296                24192              5880
     7/98              5335                 4976                23936              5159
     8/98              3965                 3823                20478              4008
     9/98              5830                 5508                21791              6148
    10/98              5539                 5427                23560              6181
    11/98              5276                 5245                24988              5818
    12/98              5509                 5218                26427              5327
     1/99              5363                 5097                27531              5187
     2/99              5422                 4970                26676              4965
     3/99              5393                 4995                27743              4900
     4/99              6005                 5713                28817              6020
     5/99              5305                 4892                28138              4991
     6/99              5422                 5092                29695              5487
     7/99              4926                 4833                28772              5155
     8/99              5072                 5008                28629              5521
     9/99              6122                 6115                27845              6580
    10/99              5334                 5511                29607              5702
    11/99              5072                 5360                30208              5496
    12/99              5014                 5447                31985              5573
     1/00              4693                 4908                30378              4918
     2/00              4809                 4901                29804              4900
     3/00              4663                 4628                32718              4632
     4/00              4605                 4380                31734              4489
     5/00              4605                 4437                31083              4614
     6/00              4868                 4685                31849              4740
     7/00              4518                 4360                31351              4169
     8/00              4692                 4648                33298              4291
     9/00              4314                 4332                31540              4093
    10/00              3876                 3947                31406              3597
    11/00              3905                 4118                28932              3860
    12/00              4362                 4502                29074              4215
     1/01              4332                 4496                30105              4006
     2/01              4452                 4681                27362              4305
     3/01              4272                 4254                25629              3900
     4/01              4780                 4884                27619              4520
     5/01              4900                 5109                27805              4684
     6/01              4870                 5142                27128              4366
     7/01              4691                 4868                26861              4350
     8/01              4930                 5145                25181              4637
     9/01              5139                 5314                23148              4738
    10/01              5019                 5203                23589              4471
    11/01              4930                 5204                25399              4310
    12/01              5109                 5459                25621              4463
     1/02              5707                 6076                25247              5028
     2/02              6244                 6690                24760              5342
     3/02              6842                 7336                25692              5812
     4/02              7290                 7777                24135              6064
     5/02              8664                 9218                23958              6907
     6/02              7529                 8091                22252              5859
     7/02              6424                 6707                20518              4964
     8/02              7410                 7789                20652              5695
     9/02              7440                 7852                18410              5718
    10/02              6752                 7198                20028              5201
    11/02              6752                 7210                21206              5196
    12/02              8157                 8774                19961              6293
     1/03              8246                 8858                19439              6313
     2/03              7768                 8320                19147              5902
     3/03              7171                 7708                19332              5487
     4/03              7111                 7685                20924              5354
     5/03              7947                 8565                22025              6023
     6/03              8187                 8819                22307              6448
     7/03              8545                 9309                22700              6651
     8/03              9531                10643                23142              7461
     9/03              9681                11022                22897              7471
    10/03             10757                12335                24191              8041
    11/03             12101                13373                24404              8991
    12/03             12022                13543                25683              8924
     1/04             10969                12276                26154              7836
     2/04             11434                12515                26518              8182
     3/04             11900                13264                26118              8605
     4/04              9545                10500                25708              6718
     5/04             10320                11290                26060              7363
     6/04             10196                10942                26567              7075
     7/04             10041                10744                25688              7130
     8/04             10723                11446                25791              7772
     9/04             11621                12510                26070              8359
    10/04             11621                12758                26468              8479
    11/04             12241                13447                27539              8752
    12/04             11437                12709                28476              8145
     1/05             10873                12044                27782              7494
     2/05             11813                12981                28366              8114
     3/05           $ 11186              $ 12299              $ 27864            $ 7685

                                                            SOURCE: LIPPER, INC.
--------------------------------------------------------------------------------

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit AIMinvestments.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated.
Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Investor Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

     The performance of the fund's share classes will differ due to different sales charge structures and class expenses.

--------------------------------------------------------------------------------
CUMULATIVE TOTAL RETURNS
Excluding applicable sales charges
6 months ended 3/31/05
Class A                           -3.87%
Class B                           -4.22
Class C                           -4.21
Investor Class                    -3.75
--------------------------------------------------------------------------------

FINANCIALS

SCHEDULE OF INVESTMENTS
March 31, 2005

                                                                  MARKET
                                                      SHARES      VALUE
    ------------------------------------------------------------------------
    FOREIGN STOCKS & OTHER
     EQUITY INTERESTS-80.49%

    CANADA-59.11%
    Aber Diamond Corp. (Precious Metals & Minerals)    140,000 $   4,247,406
    ------------------------------------------------------------------------
    Agnico-Eagle Mines Ltd. (Gold)/(a)/                200,000     2,910,000
    ------------------------------------------------------------------------
    Apollo Gold Corp. (Gold)/(b)/                    1,200,000       555,671
    ------------------------------------------------------------------------
    Barrick Gold Corp. (Gold)                          250,000     5,990,000
    ------------------------------------------------------------------------
    Bema Gold Corp. (Gold)/(b)/                      1,000,000     2,680,000
    ------------------------------------------------------------------------
    Cambior Inc. (Gold)/(b)/                         1,700,000     3,689,000
    ------------------------------------------------------------------------
    Eldorado Gold Corp. (Gold)/(b)/                  1,650,000     4,707,074
    ------------------------------------------------------------------------
    Gabriel Resources Ltd. (Gold)/(b)/                 239,700       356,770
    ------------------------------------------------------------------------
    Gammon Lake Resources Inc.
     (Precious Metals & Minerals)/(b)/                 550,000     3,234,000
    ------------------------------------------------------------------------
    Glamis Gold Ltd. (Gold)/(b)/                       250,000     3,902,500
    ------------------------------------------------------------------------
    Goldcorp. Inc. (Gold)/(a)/                         475,000     6,771,406
    ------------------------------------------------------------------------
    IAMGOLD Corp. (Gold)                               800,000     4,928,267
    ------------------------------------------------------------------------
    Inco Ltd. (Diversified Metals & Mining)/(b)/       120,000     4,776,000
    ------------------------------------------------------------------------
    Kinross Gold Corp. (Gold)/(b)/                     550,000     3,347,253
    ------------------------------------------------------------------------
    Meridian Gold Inc. (Gold)/(b)/                     250,000     4,210,000
    ------------------------------------------------------------------------
    Pacific Rim Mining Corp.
     (Precious Metals & Minerals)/(b)/               1,254,900       830,132
    ------------------------------------------------------------------------
    Pan American Silver Corp.
     (Precious Metals & Minerals)/(a)(b)/              320,000     5,073,600
    ------------------------------------------------------------------------
    Placer Dome Inc. (Gold)                            255,000     4,136,100
    ------------------------------------------------------------------------
    Rio Narcea Gold Mines Ltd. (Gold)/(b)/             515,900       874,515
    ------------------------------------------------------------------------
    Southern Platinum Corp.
     (Precious Metals & Minerals)/(a)(b)/            1,025,000     2,152,809
    ------------------------------------------------------------------------
    SouthernEra Diamonds, Inc.-Class A
     (Precious Metals & Minerals)/(a)(b)/            1,025,000       525,489
    ------------------------------------------------------------------------
    Teck Cominco Ltd.-Class B
     (Diversified Metals & Mining)                     140,000     5,192,045
    ------------------------------------------------------------------------
                                                                  75,090,037
    ------------------------------------------------------------------------

    PERU-3.62%
    Compania de Minas Buenaventura S.A.A.-ADR
     (Precious Metals & Minerals)                      202,000     4,601,560
    ------------------------------------------------------------------------

    SOUTH AFRICA-11.32%
    AngloGold Ashanti Ltd.-ADR (Gold)/(a)/              54,000     1,860,300
    ------------------------------------------------------------------------
    Gold Fields Ltd.-ADR (Gold)/(a)/                   410,000     4,710,900
    ------------------------------------------------------------------------

Investment Abbreviations:

ADR - AmericanDepositary Receipt

                                                                         MARKET
                                                         SHARES          VALUE
-----------------------------------------------------------------------------------

SOUTH AFRICA-(CONTINUED)
Harmony Gold Mining Co. Ltd.-ADR (Gold)/(a)/            354,000      $   2,761,200
-----------------------------------------------------------------------------------
Impala Platinum Holdings Ltd.
 (Precious Metals & Minerals)/(c)/                       60,000          5,049,918
-----------------------------------------------------------------------------------
                                                                        14,382,318
-----------------------------------------------------------------------------------

UNITED KINGDOM-6.44%
Randgold Resources Ltd.-ADR (Gold)/(b)/                 400,000          4,944,000
-----------------------------------------------------------------------------------
Rio Tinto PLC (Diversified Metals & Mining)/(c)/        100,000          3,232,872
-----------------------------------------------------------------------------------
                                                                         8,176,872
-----------------------------------------------------------------------------------
    Total Foreign Stocks & Other Equity Interests
     (Cost $95,383,061)                                                102,250,787
-----------------------------------------------------------------------------------
DOMESTIC COMMON STOCKS-13.82%

DIVERSIFIED METALS & MINING-9.36%
Freeport-McMoRan Copper & Gold, Inc.-Class B            200,000          7,922,000
-----------------------------------------------------------------------------------
Phelps Dodge Corp.                                       39,000          3,967,470
-----------------------------------------------------------------------------------
                                                                        11,889,470
-----------------------------------------------------------------------------------

GOLD-3.76%
Newmont Mining Corp.                                    113,000          4,774,250
-----------------------------------------------------------------------------------

PRECIOUS METALS & MINERALS-0.70%
Solitario Resources Corp./(a)(b)/                       631,000            887,005
-----------------------------------------------------------------------------------
    Total Domestic Common Stocks
     (Cost $17,679,122)                                                 17,550,725
-----------------------------------------------------------------------------------
GOLD BULLION-5.05%
Gold Bullion/(d)/ (Cost $4,266,032)                      14,974/(e)/     6,420,103
-----------------------------------------------------------------------------------
MONEY MARKET FUNDS-0.83%
Premier Portfolio-Institutional Class
 (Cost $1,047,383)/(f)/                               1,047,383          1,047,383
-----------------------------------------------------------------------------------
    TOTAL INVESTMENTS-100.19% (excluding
     investments purchased with cash collateral
     from securities loaned) (Cost $118,375,598)                       127,268,998
-----------------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH
 COLLATERAL FROM SECURITIES LOANED

MONEY MARKET FUNDS-7.01%
Premier Portfolio-Institutional Class/(f)(g)/         8,909,192          8,909,192
-----------------------------------------------------------------------------------
    Total Money Market Funds (purchased with cash
     collateral from securities loaned)
     (Cost $8,909,192)                                                   8,909,192
-----------------------------------------------------------------------------------
TOTAL INVESTMENTS-107.20% (Cost $127,284,790)                          136,178,190
-----------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-(7.20%)                                   (9,145,048)
-----------------------------------------------------------------------------------
NET ASSETS-100.00%                                                   $ 127,033,142
-----------------------------------------------------------------------------------

Notes to Schedule of Investments:

/(a)/ All or a portion of this security has been pledged as collateral for securities lending transactions at March 31, 2005.
/(b)/ Non-income producing security.
/(c)/ In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at March 31, 2005 was $8,282,790, which represented 6.08% of the Fund's Total Investments. See
      Note 1A.
/(d)/ Investment in other than a securities--Gold Bullion. See Note 1H.
/(e)/ Denoted in troy ounces.
/(f)/ The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
/(g)/ The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2005

ASSETS:
Investments, at market value (cost $113,062,183)*                     $ 119,801,512
------------------------------------------------------------------------------------
Investments in affiliated money market funds (cost $9,956,575)            9,956,575
------------------------------------------------------------------------------------
Investments in Gold Bullion (cost $4,266,032)                             6,420,103
------------------------------------------------------------------------------------
    Total investments (cost $127,284,790)                               136,178,190
------------------------------------------------------------------------------------
Foreign currencies, at market value (cost $51,268)                           48,026
------------------------------------------------------------------------------------
Receivables for:
 Fund shares sold                                                           194,239
------------------------------------------------------------------------------------
  Dividends                                                                  41,126
------------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans            24,253
------------------------------------------------------------------------------------
Other assets                                                                 24,096
------------------------------------------------------------------------------------
    Total assets                                                        136,509,930
------------------------------------------------------------------------------------

LIABILITIES:
Payables for:
  Fund shares reacquired                                                    326,781
------------------------------------------------------------------------------------
  Trustee deferred compensation and retirement plans                         31,205
------------------------------------------------------------------------------------
  Collateral upon return of securities loaned                             8,909,192
------------------------------------------------------------------------------------
Accrued distribution fees                                                    38,699
------------------------------------------------------------------------------------
Accrued trustees' fees                                                        3,375
------------------------------------------------------------------------------------
Accrued transfer agent fees                                                  92,762
------------------------------------------------------------------------------------
Accrued operating expenses                                                   74,774
------------------------------------------------------------------------------------
    Total liabilities                                                     9,476,788
------------------------------------------------------------------------------------
Net assets applicable to shares outstanding                           $ 127,033,142
------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Shares of beneficial interest                                         $ 256,381,370
------------------------------------------------------------------------------------
Undistributed net investment income (loss)                               (5,633,241)
------------------------------------------------------------------------------------
Undistributed net realized gain (loss) from investment securities and
 foreign currencies                                                    (132,605,145)
------------------------------------------------------------------------------------
Unrealized appreciation of investment securities and foreign
 currencies                                                               8,890,158
------------------------------------------------------------------------------------
                                                                      $ 127,033,142
------------------------------------------------------------------------------------


          NET ASSETS:
          Class A                                         $ 10,609,256
          ------------------------------------------------------------
          Class B                                         $  8,592,913
          ------------------------------------------------------------
          Class C                                         $  6,992,976
          ------------------------------------------------------------
          Investor Class                                  $100,837,997
          ------------------------------------------------------------

          SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
           UNLIMITED NUMBER OF SHARES AUTHORIZED:
          Class A                                            2,988,013
          ------------------------------------------------------------
          Class B                                            2,428,329
          ------------------------------------------------------------
          Class C                                            1,864,568
          ------------------------------------------------------------
          Investor Class                                    28,232,096
          ------------------------------------------------------------
          Class A:
            Net asset value per share                     $       3.55
          ------------------------------------------------------------
            Offering price per share:
              (Net asset value of $3.55 / 94.50%)         $       3.76
          ------------------------------------------------------------
          Class B:
            Net asset value and offering price per share  $       3.54
          ------------------------------------------------------------
          Class C:
            Net asset value and offering price per share  $       3.75
          ------------------------------------------------------------
          Investor Class:
            Net asset value and offering price per share  $       3.57
          ------------------------------------------------------------

* At March 31, 2005, securities with an aggregate market value of $8,590,617 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS
For the year ended March 31, 2005

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $38,751)                            $    986,581
----------------------------------------------------------------------------------------------
Dividends from affiliated money market funds (includes securities lending
 income of $295,384 less rebates of $189,293)                                         167,725
----------------------------------------------------------------------------------------------
   Total investment income                                                          1,154,306
----------------------------------------------------------------------------------------------

EXPENSES:
Advisory fees                                                                         956,510
----------------------------------------------------------------------------------------------
Administrative services fees                                                           53,577
----------------------------------------------------------------------------------------------
Custodian fees                                                                         62,985
----------------------------------------------------------------------------------------------
Distribution fees:
 Class A                                                                               29,666
----------------------------------------------------------------------------------------------
 Class B                                                                               74,674
----------------------------------------------------------------------------------------------
 Class C                                                                               57,257
----------------------------------------------------------------------------------------------
 Investor Class                                                                       264,664
----------------------------------------------------------------------------------------------
Transfer agent fees                                                                   460,217
----------------------------------------------------------------------------------------------
Trustees' fees and retirement benefits                                                 16,202
----------------------------------------------------------------------------------------------
Professional services fees                                                            101,875
----------------------------------------------------------------------------------------------
Other                                                                                  82,971
----------------------------------------------------------------------------------------------
   Total expenses                                                                   2,160,598
----------------------------------------------------------------------------------------------
Less:Fees waived, expenses reimbursed and expense offset arrangement                  (28,443)
----------------------------------------------------------------------------------------------
   Net expenses                                                                     2,132,155
----------------------------------------------------------------------------------------------
Net investment income (loss)                                                         (977,849)
----------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES AND FOREIGN
 CURRENCIES:
Net realized gain from:
 Investment securities                                                             28,620,733
----------------------------------------------------------------------------------------------
 Foreign currencies                                                                    31,735
----------------------------------------------------------------------------------------------
                                                                                   28,652,468
----------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
 Investment securities                                                            (37,529,348)
----------------------------------------------------------------------------------------------
 Foreign currencies                                                                    (4,081)
----------------------------------------------------------------------------------------------
                                                                                  (37,533,429)
----------------------------------------------------------------------------------------------
Net gain (loss) from investment securities and foreign currencies                  (8,880,961)
----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                  $ (9,858,810)
----------------------------------------------------------------------------------------------


See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended March 31, 2005 and 2004

                                                        2005          2004
 ------------------------------------------------------------------------------

 OPERATIONS:
  Net investment income (loss)                      $   (977,849) $ (1,482,530)
 ------------------------------------------------------------------------------
  Net realized gain from investment securities and
    foreign currencies                                28,652,468    33,866,103
 ------------------------------------------------------------------------------
  Change in net unrealized appreciation
    (depreciation) of investment securities and
    foreign currencies                               (37,533,429)   31,004,625
 ------------------------------------------------------------------------------
    Net increase (decrease) in net assets
      resulting from operations                       (9,858,810)   63,388,198
 ------------------------------------------------------------------------------
 Distributions to shareholders from net investment
  income:
  Class A                                                (93,795)     (275,645)
 ------------------------------------------------------------------------------
  Class B                                                (73,836)     (186,558)
 ------------------------------------------------------------------------------
  Class C                                                (46,359)     (117,790)
 ------------------------------------------------------------------------------
  Investor Class                                      (1,172,562)   (4,879,235)
 ------------------------------------------------------------------------------
    Decrease in net assets resulting from
      distributions                                   (1,386,552)   (5,459,228)
 ------------------------------------------------------------------------------
 Share transactions-net:
  Class A                                              2,697,442     5,196,934
 ------------------------------------------------------------------------------
  Class B                                              2,105,942     3,070,280
 ------------------------------------------------------------------------------
  Class C                                              2,395,226     1,162,774
 ------------------------------------------------------------------------------
  Investor Class                                     (15,067,517)  (25,887,997)
 ------------------------------------------------------------------------------
    Net increase (decrease) in net assets
      resulting from share transactions               (7,868,907)  (16,458,009)
 ------------------------------------------------------------------------------
    Net increase (decrease) in net assets            (19,114,269)   41,470,961
 ------------------------------------------------------------------------------

 NET ASSETS:
  Beginning of year                                  146,147,411   104,676,450
 ------------------------------------------------------------------------------
  End of year (including undistributed net
    investment income (loss) of $(5,633,241) and
    $(4,118,693), respectively)                     $127,033,142  $146,147,411
 ------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
March 31, 2005


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Gold & Precious Metals Fund, formerly INVESCO Gold & Precious Metals Fund, (the "Fund") is a series portfolio of AIM Sector Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is to seek capital growth. Companies are listed in the Schedule of Investments based on the country in which they are organized.
  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.
     A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.
     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.
B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
H. GOLD BULLION -- The Fund may invest up to 10% at the time of purchase of its total assets directly in gold bullion. The two largest national producers of gold bullion are the Republic of South Africa and the former states of the Soviet Union. International monetary and political developments such as currency devaluations, central bank movements and social and economic conditions affecting either country may have a direct impact on the gold industry. The price of gold can be subject to substantial fluctuations over short periods of time. Investments directly in gold bullion will earn no income; appreciation is the sole manner in which the Fund can realize gains on bullion investments. Gold bullion is valued based upon daily quotes provided by banks or brokers dealing in such commodities.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee based on the annual rate of the Fund's average daily net assets as follows:

         AVERAGE NET ASSETS                                       RATE
         --------------------------------------------------------------
         First $350 million                                       0.75%
         --------------------------------------------------------------
         Next $350 million                                        0.65%
         --------------------------------------------------------------
         Next $1.3 billion                                        0.55%
         --------------------------------------------------------------
         Next $2 billion                                          0.45%
         --------------------------------------------------------------
         Next $2 billion                                          0.40%
         --------------------------------------------------------------
         Next $2 billion                                         0.375%
         --------------------------------------------------------------
         Over $8 billion                                          0.35%
         --------------------------------------------------------------

  Prior to September 30, 2004, AIM had entered into a sub-advisory agreement with INVESCO Institutional (N.A.), Inc. ("INVESCO") whereby AIM paid INVESCO 40% of the fee paid by the Fund to AIM. Effective September 30, 2004, the sub-advisory agreement between AIM and INVESCO was terminated.
  AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C and Investor Class shares to 2.00%, 2.65%, 2.65% and 1.90% of average daily net assets, respectively, through March 31, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limits stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales;
(iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the only expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fee and/or reimburse expenses during the period under this expense limitation.
  Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.
  For the year ended March 31, 2005, AIM waived fees of $3,699.
  For the year ended March 31, 2005, at the request of the Trustees of the Trust, AMVESCAP agreed to reimburse $22,944 of expenses incurred by the Fund in connection with market timing matters in the AIM Funds, including legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended March 31, 2005, AIM was paid $53,577.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended March 31, 2005, the Fund paid AISI $460,217.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Investor Class shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Investor Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended March 31, 2005, the Class A, Class B, Class C and Investor Class shares paid ADI $29,666, $74,674, $57,257 and $264,664, respectively.
  Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended March 31, 2005, ADI advised the Fund that it retained $19,236 in front-end sales commissions from the sale of Class A shares and $0, $35,631 and $2,704 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended March 31, 2005.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                            MARKET                               UNREALIZED     MARKET            REALIZED
                                            VALUE     PURCHASE     PROCEEDS     APPRECIATION    VALUE    DIVIDEND   GAIN
FUND                                       03/31/04   AT COST     FROM SALES   (DEPRECIATION)  03/31/05   INCOME   (LOSS)
--------------------------------------------------------------------------------------------------------------------------
Premier Portfolio -- Institutional Class* $1,440,206 $64,556,326 $(64,949,149)      $ --      $1,047,383 $61,634    $ --
--------------------------------------------------------------------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                            MARKET                                  UNREALIZED     MARKET            REALIZED
                                            VALUE       PURCHASE      PROCEEDS     APPRECIATION    VALUE    DIVIDEND   GAIN
FUND                                       03/31/04     AT COST      FROM SALES   (DEPRECIATION)  03/31/05  INCOME**  (LOSS)
-----------------------------------------------------------------------------------------------------------------------------
Premier Portfolio -- Institutional Class* $23,186,632 $225,320,597 $(239,598,037)      $ --      $8,909,192 $106,091   $ --
-----------------------------------------------------------------------------------------------------------------------------
Total                                     $24,626,838 $289,876,923 $(304,547,186)      $ --      $9,956,575 $167,725   $ --
-----------------------------------------------------------------------------------------------------------------------------

* On February 25, 2005 the Premier Portfolio investments were transferred from the original share class with no name designation to newly structured share class designated as Institutional Share Class.
**Net of rebates.

NOTE 4--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended March 31, 2005, the Fund received credits from this arrangement which resulted in the reduction of the Fund's total expenses of $1,800.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.
  Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.
  Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended March 31, 2005, the Fund paid legal fees of $3,815 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.
  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
  During the year ended March 31, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.
  At March 31, 2005, securities with an aggregate value of $8,590,617 were on loan to brokers. The loans were secured by cash collateral of $8,909,192 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended March 31, 2005, the Fund received dividends on cash collateral of $106,091 for securities lending transactions, which is net of rebates.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended March 31, 2005 and 2004 was as follows:

                                                    2005       2004
         -------------------------------------------------------------
         Distributions paid from ordinary income $1,386,552 $5,459,228
         -------------------------------------------------------------

TAX COMPONENTS OF NET ASSETS:

As of March 31, 2005, the components of net assets on a tax basis were as follows:

                                                         2005
             -----------------------------------------------------
             Unrealized appreciation -- investments $   3,066,727
             -----------------------------------------------------
             Temporary book/tax differences               (22,473)
             -----------------------------------------------------
             Capital loss carryforward               (132,392,482)
             -----------------------------------------------------
             Shares of beneficial interest            256,381,370
             -----------------------------------------------------
             Total net assets                       $ 127,033,142
             -----------------------------------------------------

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales. The tax-basis unrealized appreciation on investments amount includes appreciation (depreciation) on foreign currencies of $(3,242).
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses, certain corporation actions and mark to market of certain passive foreign investment companies.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $28,089,019 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of March 31, 2005 which expires as follows:

                                                 CAPITAL LOSS
                 EXPIRATION                      CARRYFORWARD*
                 ---------------------------------------------
                 March 31, 2006                  $ 62,921,708
                 ---------------------------------------------
                 March 31, 2007                    30,924,521
                 ---------------------------------------------
                 March 31, 2009                    37,453,344
                 ---------------------------------------------
                 March 31, 2010                     1,092,909
                 ---------------------------------------------
                 Total capital loss carryforward $132,392,482
                 ---------------------------------------------

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended March 31, 2005 was $64,018,416 and $73,585,029, respectively.
  At the request of the Trustees, AIM recovered third party research credits during the year ended March 31, 2005, in the amount of $15,226. These research credits were recorded as realized gains.

                    UNREALIZED APPRECIATION (DEPRECIATION) OF
                      INVESTMENT SECURITIES ON A TAX BASIS
---------------------------------------------------------------------------------
Aggregate unrealized appreciation of:
  Investment securities                                             $ 12,024,483
---------------------------------------------------------------------------------
  Gold Bullion                                                         2,154,071
---------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities         (11,108,585)
---------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investment securities $  3,069,969
---------------------------------------------------------------------------------

Cost of investments for tax purposes is $128,842,189.
Cost of Gold Bullion for tax purposes is $4,266,032.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of passive foreign investment companies, net operating losses, foreign currency transactions and expenses related to the plan of reorganization, on March 31, 2005, undistributed net investment income (loss) was increased by $849,853, undistributed net realized gain (loss) decreased by $486,916 and shares of beneficial interest decreased by $362,937. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and the Investor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Investor Class shares are sold at net asset value. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                       CHANGES IN SHARES OUTSTANDING/(A)/
----------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED MARCH 31,
                                                          -----------------------------------------------------
                                                                     2005                       2004
                                                          -------------------------  --------------------------
                                                             SHARES       AMOUNT        SHARES        AMOUNT
----------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                   3,288,755  $ 11,829,894    4,367,454  $  14,190,104
----------------------------------------------------------------------------------------------------------------
  Class B                                                   1,946,374     6,878,345    1,695,415      5,884,727
----------------------------------------------------------------------------------------------------------------
  Class C                                                   1,718,862     6,596,274    3,460,076     11,274,482
----------------------------------------------------------------------------------------------------------------
  Investor Class                                            6,331,925    22,395,640   41,101,369    125,772,587
----------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                      24,681        88,604       55,772        209,700
----------------------------------------------------------------------------------------------------------------
  Class B                                                      17,083        61,330       48,308        182,118
----------------------------------------------------------------------------------------------------------------
  Class C                                                      11,479        43,618       28,837        115,049
----------------------------------------------------------------------------------------------------------------
  Investor Class                                              311,578     1,124,797    1,247,840      4,716,834
----------------------------------------------------------------------------------------------------------------
Automatic conversion of Class B shares to Class A shares:
  Class A                                                      48,957       173,885       19,727         74,538
----------------------------------------------------------------------------------------------------------------
  Class B                                                     (48,993)     (173,885)     (19,691)       (74,538)
----------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                  (2,693,506)   (9,394,941)  (2,757,263)    (9,277,408)
----------------------------------------------------------------------------------------------------------------
  Class B                                                  (1,328,313)   (4,659,848)    (850,768)    (2,922,027)
----------------------------------------------------------------------------------------------------------------
  Class C                                                  (1,154,957)   (4,244,666)  (3,176,408)   (10,226,757)
----------------------------------------------------------------------------------------------------------------
  Investor Class                                          (11,007,214)  (38,587,954) (50,814,398)  (156,377,418)
----------------------------------------------------------------------------------------------------------------
                                                           (2,533,289) $ (7,868,907)  (5,593,730) $ (16,458,009)
----------------------------------------------------------------------------------------------------------------

/(a)/There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 17% of the outstanding shares of the Fund. AIM Distributors has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                   CLASS A
                                                                   ------------------------------
                                                                            YEAR ENDED MARCH 31,
                                                                   ------------------------------
                                                                        2005        2004        2003
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  3.81        $ 2.39   $ 2.29
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.03)/(a)/   (0.01)   (0.02)/(a)(b)/
----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)    (0.20)         1.56     0.12
----------------------------------------------------------------------------------------------------------
    Total from investment operations                                 (0.23)         1.55     0.10
----------------------------------------------------------------------------------------------------------
Less dividends from net investment income                            (0.03)        (0.13)      --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  3.55        $ 3.81   $ 2.39
----------------------------------------------------------------------------------------------------------
Total return/(c)/                                                    (5.89)%       65.02%    4.37%
----------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $10,609        $8,844   $1,514
----------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      1.69%/(d)/    2.13%    2.09%
----------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   1.71%/(d)/    2.13%    2.11%
----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets          (0.78)%/(d)/  (1.29)%  (1.09)%
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 51%           48%      84%
----------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.02) for the year ended March 31, 2003.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
/(d)/Ratios are based on average daily net assets of $8,475,956.

                                                                                   CLASS B
                                                                   -------------------------------
                                                                             YEAR ENDED MARCH 31,
                                                                   -------------------------------
                                                                        2005         2004        2003
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 3.82          $ 2.39   $ 2.29
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.05)/(a)/     (0.01)   (0.02)/(a)(b)/
-----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)   (0.20)           1.57     0.12
-----------------------------------------------------------------------------------------------------------
    Total from investment operations                                (0.25)           1.56     0.10
-----------------------------------------------------------------------------------------------------------
Less dividends from net investment income                           (0.03)          (0.13)      --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 3.54          $ 3.82   $ 2.39
-----------------------------------------------------------------------------------------------------------
Total return/(c)/                                                   (6.48)%         65.26%    4.37%
-----------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $8,593          $7,042   $2,315
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                              2.34%/(d)(e)/   2.28%    2.18%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets         (1.43)%/(d)/    (1.44)%  (1.12)%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                51%             48%      84%
-----------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.02) for the year ended March 31, 2003.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
/(d)/Ratios are based on average daily net assets of $7,467,379.
/(e)/After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.36%.

                                                                                                CLASS C
                                                                   --------------------------------------------------
                                                                                          YEAR ENDED MARCH 31,
                                                                   --------------------------------------------------
                                                                        2005         2004       2003         2002
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 4.04          $ 2.52   $ 2.42       $ 1.53
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.05)/(a)/     (0.04)   (0.00)/(b)/  (0.07)/(b)/
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)   (0.22)           1.67     0.10         0.96
----------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                (0.27)           1.63     0.10         0.89
----------------------------------------------------------------------------------------------------------------------
Less dividends from net investment income                           (0.02)          (0.11)      --           --
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 3.75          $ 4.04   $ 2.52       $ 2.42
----------------------------------------------------------------------------------------------------------------------
Total return/(c)/                                                   (6.58)%         64.70%    4.13%       58.17%
----------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $6,993          $5,208   $2,459       $  515
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                              2.34%/(d)(e)/   2.69%    2.65%        3.33%
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets         (1.43)%/(d)/    (1.85)%  (1.60)%      (1.67)%
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                51%             48%      84%          46%
----------------------------------------------------------------------------------------------------------------------

                                                                   -------

                                                                   -------
                                                                        2001
----------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 1.60
----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.01)/(a)(b)/
----------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)   (0.02)
----------------------------------------------------------------------------------
    Total from investment operations                                (0.03)
----------------------------------------------------------------------------------
Less dividends from net investment income                           (0.04)
----------------------------------------------------------------------------------
Net asset value, end of period                                     $ 1.53
----------------------------------------------------------------------------------
Total return/(c)/                                                   (1.95)%
----------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $   57
----------------------------------------------------------------------------------
Ratio of expenses to average net assets                              3.38%
----------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets         (1.41)%
----------------------------------------------------------------------------------
Portfolio turnover rate                                                90%
----------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.04), $(0.07) and $(0.01) for the years ended March 31, 2003, 2002 and 2001.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
/(d)/Ratios are based on average daily net assets of $5,725,666.
/(e)/After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.36%.

                                                              INVESTOR CLASS
                               --------------------------------------------------------------------
                                                           YEAR ENDED MARCH 31,
                               --------------------------------------------------------------------
                                     2005           2004          2003            2002            2001
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
 period                        $   3.84          $   2.40   $  2.29          $   1.43       $  1.60
------------------------------------------------------------------------------------------------------------
Income from investment
 operations:
 Net investment income (loss)     (0.02)/(a)/       (0.05)    (0.02)/(a)(b)/    (0.01)/(b)/   (0.01)/(a)(b)/
------------------------------------------------------------------------------------------------------------
 Net gains (losses) on
   securities (both realized
   and unrealized)                (0.21)             1.63      0.13              0.87         (0.12)
------------------------------------------------------------------------------------------------------------
   Total from investment
     operations                   (0.23)             1.58      0.11              0.86         (0.13)
------------------------------------------------------------------------------------------------------------
Less dividends from net
 investment income                (0.04)            (0.14)       --                --         (0.04)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period $   3.57          $   3.84   $  2.40          $   2.29       $  1.43
------------------------------------------------------------------------------------------------------------
Total return/(c)/                 (6.00)%           65.92%     4.80%            60.14%        (8.38)%
------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period
 (000s omitted)                $100,838          $125,053   $98,388          $104,831       $64,429
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
 net assets                        1.59%/(d)(e)/     1.93%     1.88%             2.10%         2.34%
------------------------------------------------------------------------------------------------------------
Ratio of net investment
 income (loss) to average net
 assets                           (0.68)%/(d)/      (1.09)%   (0.79)%           (0.80)%       (0.99)%
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate              51%               48%       84%               46%           90%
------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.02), $(0.01) and $(0.01) for the years ended March 31, 2003, 2002 and 2001.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
/(d)/Ratios are based on average daily net assets of $105,865,709.
/(e)/After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.61%.

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.
  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement fund will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement fund by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The IFG and AIM settlement funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading. The settlement funds will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, not to increase certain management fees and to provide more information to investors regarding fees.
  Under the terms of the settlements, AIM is undertaking certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by such Funds related to market timing matters.
  The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.
  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.
  As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.
  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

  Pending Regulatory Civil Action Alleging Market Timing

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed civil proceedings against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in these proceedings. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code (S) 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection
Act). The WVAG complaint is seeking injunctive relief; civil monetary penalties; a writ of quo warranto against the defendants; pre-judgment and post-judgment interest; costs and expenses, including counsel fees; and other relief.
  If AIM is unsuccessful in its defense of the WVAG proceedings, it could be barred from serving as an investment adviser for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including your Fund. Your Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

  Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.
  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in two of the underlying lawsuits continue to seek remand of their lawsuit to state court.

  Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs. Based on a recent court decision, the state court action has been removed to Federal court.

  Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division and subsequently consolidated for pre-trial purposes into one lawsuit.

  Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

  Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

  Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees. These actions have been consolidated for pre-trial purposes.

  Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

  A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.

        *    *    *    *    *    *    *    *    *    *    *    *    *    *
  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
and Shareholders of AIM Gold & Precious Metals Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Gold & Precious Metals Fund, formerly known as INVESCO Gold & Precious Metals Fund (one of the funds constituting AIM Sector Funds, hereafter referred to as the "Fund") at March 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at March 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

May 20, 2005
Houston, Texas

OTHER INFORMATION

TRUSTEES AND OFFICERS
As of March 31, 2005

The address of each trustee and officer of AIM Sector Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND
POSITIONS(S) HELD WITH THE             TRUSTEE AND/     PRINCIPAL OCCUPATION(S)                  OTHER DIRECTORSHIP(S)
TRUST                                  OR OFFICER SINCE DURING PAST 5 YEARS                      HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
 INTERESTED PERSONS
---------------------------------------------------------------------------------------------------------------------------------
 Robert H. Graham/1 /-- 1946           2003             Director and Chairman, A I M Management  None
 Trustee, Vice Chair and President                      Group Inc. (financial services holding
                                                        company); Director and Vice Chairman,
                                                        AMVESCAP PLC and Chairman, AMVESCAP
                                                        PLC -- AIM Division (parent of AIM and
                                                        a global investment management firm)

                                                        Formerly: President and Chief Executive
                                                        Officer, A I M Management Group Inc.;
                                                        Director, Chairman and President, A I M
                                                        Advisors, Inc. (registered investment
                                                        advisor); Director and Chairman, A I M
                                                        Capital Management, Inc. (registered
                                                        investment advisor), A I M
                                                        Distributors, Inc. (registered broker
                                                        dealer), AIM Investment Services, Inc.
                                                        (registered transfer agent), and Fund
                                                        Management Company (registered broker
                                                        dealer); and Chief Executive Officer,
                                                        AMVESCAP PLC  -- Managed Products
---------------------------------------------------------------------------------------------------------------------------------
 Mark H. Williamson/2 /-- 1951         1998             Director, President and Chief Executive  None
 Trustee and Executive Vice President                   Officer, A I M Management Group Inc.;
                                                        Director, Chairman and President, A I M
                                                        Advisors, Inc.; Director, A I M Capital
                                                        Management, Inc. and A I M
                                                        Distributors, Inc.; Director and
                                                        Chairman, AIM Investment Services,
                                                        Inc., Fund Management Company and
                                                        INVESCO Distributors, Inc. (registered
                                                        broker dealer); and Chief Executive
                                                        Officer, AMVESCAP PLC -- AIM Division
                                                        (parent of AIM and a global investment
                                                        management firm)

                                                        Formerly: Director, Chairman, President
                                                        and Chief Executive Officer, INVESCO
                                                        Funds Group, Inc.; President and Chief
                                                        Executive Officer, INVESCO
                                                        Distributors, Inc.; Chief Executive
                                                        Officer, AMVESCAP PLC -- Managed
                                                        Products
---------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------
 Bruce L. Crockett/3 /-- 1944          2003             Chairman, Crockett Technology            ACE Limited (insurance
 Trustee and Chair                                      Associates (technology consulting        company); and Captaris, Inc.
                                                        company)                                 (unified messaging provider)
---------------------------------------------------------------------------------------------------------------------------------
 Bob R. Baker -- 1936                  1983             Retired                                  None
 Trustee
---------------------------------------------------------------------------------------------------------------------------------
 Frank S. Bayley -- 1939               2003             Retired                                  Badgley Funds, Inc. (registered
 Trustee                                                                                         investment company)
                                                        Formerly: Partner, law firm of Baker &
                                                        McKenzie
---------------------------------------------------------------------------------------------------------------------------------
 James T. Bunch -- 1942                2000             Co-President and Founder, Green,         None
 Trustee                                                Manning & Bunch Ltd., (investment
                                                        banking firm); and Director, Policy
                                                        Studies, Inc. and Van Gilder Insurance
                                                        Corporation
---------------------------------------------------------------------------------------------------------------------------------
 Albert R. Dowden -- 1941              2003             Director of a number of public and       None
 Trustee                                                private business corporations,
                                                        including the Boss Group Ltd. (private
                                                        investment and management); Cortland
                                                        Trust, Inc. (Chairman) (registered
                                                        investment company); Annuity and Life
                                                        Re (Holdings), Ltd. (insurance
                                                        company); and CompuDyne Corporation
                                                        (provider of products and services to
                                                        the public security market)

                                                        Formerly: Director, President and Chief
                                                        Executive Officer, Volvo Group North
                                                        America, Inc.; Senior Vice President,
                                                        AB Volvo; and director of various
                                                        affiliated Volvo companies
---------------------------------------------------------------------------------------------------------------------------------
 Edward K. Dunn, Jr. -- 1935           2003             Retired                                  None
 Trustee
                                                        Formerly: Chairman, Mercantile Mortgage
                                                        Corp.; President and Chief Operating
                                                        Officer, Mercantile-Sale Deposit &
                                                        Trust Co.; and President, Mercantile
                                                        Bankshares Corp.
---------------------------------------------------------------------------------------------------------------------------------
 Jack M. Fields -- 1952                2003             Chief Executive Officer, Twenty First    Administaff and Discovery
 Trustee                                                Century Group, Inc. (government affairs  Global Education Fund (non-
                                                        company) (owner) Dos Angelos Ranch, L.P. profit)

                                                        Formerly: Chief Executive Officer,
                                                        Texana Timber LP (sustainable forestry
                                                        company)
---------------------------------------------------------------------------------------------------------------------------------
 Carl Frischling -- 1937               2003             Partner, law firm of Kramer Levin        Cortland Trust, Inc. (registered
 Trustee                                                Naftalis and Frankel LLP                 investment company)
---------------------------------------------------------------------------------------------------------------------------------
 Gerald J. Lewis -- 1933               2000             Chairman, Lawsuit Resolution Services    General Chemical Group, Inc.
 Trustee                                                (San Diego, California)
---------------------------------------------------------------------------------------------------------------------------------
 Prema Mathai-Davis -- 1950            2003             Formerly: Chief Executive Officer, YMCA  None
 Trustee                                                of the USA
---------------------------------------------------------------------------------------------------------------------------------

/(1)/ Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.
/(2)/ Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
/(3)/ Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

As of March 31, 2005

The address of each trustee and officer of AIM Sector Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and
Position(s) Held with the              Trustee and/     Principal Occupation(s) During Past 5    Other Directorship(s)
Trust                                  or Officer Since Years                                    Held by Trustee
----------------------------------------------------------------------------------------------------------------------
 Lewis F. Pennock -- 1942              2003             Partner, law firm of Pennock & Cooper    None
 Trustee
----------------------------------------------------------------------------------------------------------------------
 Ruth H. Quigley -- 1935               2003             Retired                                  None
 Trustee
----------------------------------------------------------------------------------------------------------------------
 Larry Soll -- 1942                    1997             Retired                                  None
 Trustee
----------------------------------------------------------------------------------------------------------------------
 Other Officers
----------------------------------------------------------------------------------------------------------------------
 Lisa O. Brinkley/4 /-- 1959           2004             Senior Vice President, A I M Management  N/A
 Senior Vice President and Chief                        Group Inc.; Senior Vice President and
 Compliance Officer                                     Chief Compliance Officer, A I M
                                                        Advisors, Inc.; Vice President and
                                                        Chief Compliance Officer, A I M Capital
                                                        Management, Inc. and Vice President,
                                                        A I M Distributors, Inc., A I M
                                                        Investment Services, Inc. and Fund
                                                        Management Company

                                                        Formerly: Senior Vice President and
                                                        Compliance Director, Delaware
                                                        Investments Family of Funds and Chief
                                                        Compliance Officer, A I M Distributors,
                                                        Inc.
----------------------------------------------------------------------------------------------------------------------
 Russell C. Burk/5 /-- 1958            2005             Formerly: Director of Compliance and     N/A
 Senior Vice President                                  Assistant General Counsel, ICON
                                                        Advisers, Inc.; Financial Consultant,
                                                        Merrill Lynch; General Counsel and
                                                        Director of Compliance, ALPS Mutual
                                                        Funds, Inc.
----------------------------------------------------------------------------------------------------------------------
 Kevin M. Carome -- 1956               2003             Director, Senior Vice President,         N/A
 Senior Vice President, Secretary and                   Secretary and General Counsel, A I M
 Chief Legal Officer                                    Management Group Inc. and A I M
                                                        Advisors, Inc.; Director and Vice
                                                        President, INVESCO Distributors, Inc.;
                                                        Vice President, A I M Capital
                                                        Management, Inc., and A I M Investment
                                                        Services, Inc.; Director, Vice
                                                        President and General Counsel, Fund
                                                        Management Company; and Senior Vice
                                                        President, A I M Distributors, Inc.

                                                        Formerly: Senior Vice President and
                                                        General Counsel, Liberty Financial
                                                        Companies, Inc.; and Senior Vice
                                                        President and General Counsel, Liberty
                                                        Funds Group, LLC.; and Vice President,
                                                        A I M Distributors, Inc.
----------------------------------------------------------------------------------------------------------------------
 Robert G. Alley -- 1948               2003             Managing Director, Chief Fixed Income    N/A
 Vice President                                         Officer and Senior Investment Officer,
                                                        A I M Capital Management, Inc. and Vice
                                                        President, A I M Advisors, Inc.
----------------------------------------------------------------------------------------------------------------------
 Stuart W. Coco -- 1955                2003             Managing Director and Director of Money  N/A
 Vice President                                         Market Research and Special Projects,
                                                        A I M Capital Management, Inc.; and
                                                        Vice President, A I M Advisors, Inc.
----------------------------------------------------------------------------------------------------------------------
 Sidney M. Dilgren -- 1961             2004             Vice President and Fund Treasurer,       N/A
 Vice President and Treasurer                           A I M Advisors, Inc.

                                                        Formerly: Senior Vice President, A I M
                                                        Investment Services, Inc.; and Vice
                                                        President, A I M Distributors, Inc.
----------------------------------------------------------------------------------------------------------------------
 J. Phillip Ferguson/6 /-- 1945        2005             Senior Vice President and Chief          N/A
 Vice President                                         Investment Officer, A I M Advisors
                                                        Inc.; Director, Chairman, Chief
                                                        Executive Officer, President and Chief
                                                        Investment Officer, A I M Capital
                                                        Management, Inc.; Executive Vice
                                                        President, A I M Management Group Inc.

                                                        Formerly: Senior Vice President, A I M
                                                        Private Asset Management, Inc.; Chief
                                                        Equity Officer, and Senior Investment
                                                        Officer, A I M Capital Management,
                                                        Inc.; and Managing Partner, Beutel,
                                                        Goodman Capital Management
----------------------------------------------------------------------------------------------------------------------
 Mark D. Greenberg -- 1957             2004             Senior Vice President and Senior         N/A
 Vice President                                         Portfolio Manager, A I M Capital
                                                        Management, Inc.

                                                        Formerly: Senior Vice President and
                                                        Senior Portfolio Manager, INVESCO
                                                        Institutional (N.A.), Inc.
----------------------------------------------------------------------------------------------------------------------
 William R. Keithler -- 1952           2004             Senior Vice President and Senior         N/A
 Vice President                                         Portfolio Manager, A I M Capital
                                                        Management, Inc.

                                                        Formerly: Senior Vice President,
                                                        Director of Sector Management and
                                                        Senior Portfolio Manager, INVESCO
                                                        Institutional (N.A.), Inc.
----------------------------------------------------------------------------------------------------------------------
 Karen Dunn Kelley -- 1960             2003             Director of Cash Management, Managing    N/A
 Vice President                                         Director and Chief Cash Management
                                                        Officer, A I M Capital Management,
                                                        Inc.; Director and President, Fund
                                                        Management Company, and Vice President,
                                                        A I M Advisors, Inc.
----------------------------------------------------------------------------------------------------------------------

/(4)/ Ms. Brinkley was elected Senior Vice President and Chief Compliance
      Officer of the Trust effective September 20, 2004.
/(5)/ Mr. Burk was elected Senior Vice President of the Trust effective
      February 15, 2005.
/(6)/ Mr. Ferguson was elected Vice President of the Trust effective February
      24, 2005.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND          INVESTMENT ADVISOR          DISTRIBUTOR                   AUDITORS
11 Greenway Plaza.          A I M Advisors, Inc.        A I M Distributors, Inc.      PricewaterhouseCoopers LLP
Suite 100                   11 Greenway Plaza           11 Greenway Plaza             1201 Louisiana Street
Houston, TX 77046-1173      Suite 100                   Suite 100                     Suite 2900
                            Houston, TX 77046-1173      Houston, TX 77046-1173        Houston, Texas 77002-5678
COUNSEL TO THE FUND         COUNSEL TO THE              TRANSFER AGENT                CUSTODIAN
Ballard Spahr               INDEPENDENT TRUSTEES        AIM Investment Services, Inc. State Street Bank and Trust
Andrews & Ingersoll, LLP    Kramer, Levin, Naftalis &   P.O. Box 4739                 Company
1735 Market Street          Frankel LLP                 Houston, TX 77210-4739        225 Franklin Street
Philadelphia, PA 19103-7599 1177 Avenue of the Americas                               Boston, MA 02110-2801
                            New York, NY 10036-2714

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended March 31, 2005, 5.70% is eligible for the dividends received deduction for corporations.

For its tax year ended March 31, 2005, the Fund designates 22.55% of the maximum amount allowable of its dividend distributions as qualified dividend income. Your actual amount of qualified dividend income for the calendar year will be reported on form 1099-DIV. You should consult your tax advisor regarding treatment of the amounts.

             Domestic Equity                           Sector Equity

AIM Aggressive Growth Fund               AIM Advantage Health Sciences Fund/1/
AIM Basic Balanced Fund*                 AIM Energy Fund/1/
AIM Basic Value Fund                     AIM Financial Services Fund/1/
AIM Blue Chip Fund                       AIM Global Health Care Fund
AIM Capital Development Fund             AIM Global Real Estate Fund
AIM Charter Fund                         AIM Gold & Precious Metals Fund/1/
AIM Constellation Fund                   AIM Leisure Fund/1/
AIM Diversified Dividend Fund            AIM Multi-Sector Fund/1/
AIM Dynamics Fund/1/                     AIM Real Estate Fund/7/
AIM Large Cap Basic Value Fund           AIM Technology Fund/1/
AIM Large Cap Growth Fund                AIM Utilities Fund/1/
AIM Mid Cap Basic Value Fund
AIM Mid Cap Core Equity Fund/2/                        Fixed Income
AIM Mid Cap Growth Fund
AIM Opportunities I Fund                 TAXABLE
AIM Opportunities II Fund
AIM Opportunities III Fund               AIM Floating Rate Fund
AIM Premier Equity Fund                  AIM High Yield Fund
AIM S&P 500 Index Fund/1/                AIM Income Fund
AIM Select Equity Fund                   AIM Intermediate Government Fund
AIM Small Cap Equity Fund/3/             AIM Limited Maturity Treasury Fund
AIM Small Cap Growth Fund/4/             AIM Money Market Fund
AIM Small Company Growth Fund/1/         AIM Short Term Bond Fund
AIM Trimark Endeavor Fund                AIM Total Return Bond Fund
AIM Trimark Small Companies Fund         Premier Portfolio
AIM Weingarten Fund                      Premier U.S. Government Money
                                          Portfolio/1/
* Domestic equity and income fund
                                         TAX-FREE
       International/Global Equity
                                         AIM High Income Municipal Fund
AIM Asia Pacific Growth Fund             AIM Municipal Bond Fund
AIM Developing Markets Fund              AIM Tax-Exempt Cash Fund
AIM European Growth Fund                 AIM Tax-Free Intermediate Fund
AIM European Small Company Fund/5/       Premier Tax-Exempt Portfolio
AIM Global Aggressive Growth Fund
AIM Global Equity Fund                           AIM Allocation Solutions
AIM Global Growth Fund
AIM Global Value Fund                    AIM Conservative Allocation Fund
AIM International Core Equity Fund/1/    AIM Growth Allocation Fund/8/
AIM International Growth Fund            AIM Moderate Allocation Fund
AIM International Small Company Fund/6/  AIM Moderate Growth Allocation Fund
AIM Trimark Fund                         AIM Moderately Conservative
                                          Allocation Fund

/1/The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. /2/As of end of business on February 27, 2004, AIM Mid Cap Core Equity Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. /3/Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. /4/As of end of business on March 18, 2002, AIM Small Cap Growth Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. /5/As of end of business on March 28, 2005, AIM European Small Company Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. /6/Effective December 30, 2004, AIM International Emerging Growth Fund was renamed AIM International Small Company Fund. As of end of business on March 14, 2005, the Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. /7/As of end of business on April 29, 2005, AIM Real Estate Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. /8/Effective April 29, 2005, AIM Aggressive Allocation Fund was renamed AIM Growth Allocation Fund.

     If used after July 20, 2005, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by AIM Distributors, Inc.

AIM Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $131 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $375 billion in assets under management. Data as of March 31, 2005.

--------------------------------------------------------------------------------
CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR AND READ IT CAREFULLY BEFORE INVESTING.
--------------------------------------------------------------------------------

AIMinvestments.com                 I-GPM-AR-1           A I M Distributors, Inc.


                          [YOUR GOALS. OUR SOLUTIONS.]
                            - REGISTERED TRADEMARK -


 Mutual   Retirement   Annuities   College    Separately   Offshore   Cash
 Funds    Products                 Savings    Managed      Products   Management
                                   Plans      Accounts

                                                          [AIM INVESTMENTS LOGO]
                                                        - REGISTERED TRADEMARK -

                                                        AIM HEALTH SCIENCES FUND

                                  Annual Report to Shareholders . March 31, 2005


                                  [COVER IMAGE]


                                           FORMERLY INVESCO HEALTH SCIENCES FUND



                          [YOUR GOALS. OUR SOLUTIONS.]
                            - REGISTERED TRADEMARK -

                                                          [AIM INVESTMENTS LOGO]
                                                        - REGISTERED TRADEMARK -

AIM HEALTH SCIENCES FUND SEEKS TO PROVIDE CAPITAL GROWTH.

.. Unless otherwise stated, information presented in this report is as of March 31, 2005, and is based on total net assets.

.. Effective October 15, 2004, INVESCO Health Sciences Fund was renamed AIM Health Sciences Fund.

ABOUT SHARE CLASSES

.. Effective September 30, 2003, Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code, including 401(k) plans, money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

.. Class K shares are available only to certain retirement plans. Please see the prospectus for more information.

.. Investor Class shares are closed to most investors. For more information on who may continue to invest in the Investor Class shares, please see the prospectus.

PRINCIPAL RISKS OF INVESTING IN THE FUND

.. Investing in a single-sector or single-region mutual fund involves greater risk and potential reward than investing in a more diversified fund.

.. Investing in mid-sized companies involves greater risks not associated with investing in more established companies.

.. The Fund may invest up to 25% of its assets in the securities of non-U.S. issuers. Securities of Canadian issuers and American Depository Receipts are not subject to this 25% limitation. International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

.. Portfolio turnover is greater than that of most funds, which may affect performance.

ABOUT INDEXES USED IN THIS REPORT

.. The Goldman Sachs Health Care Index is a modified capitalization-weighted index designed as a benchmark for U.S. traded securities in the health care sector. The index includes companies in the following categories: providers of health care related services, researchers, manufacturers, and distributors of pharmaceuticals, drugs and related sciences, and medical supplies, instruments and products.

.. The unmanaged Lipper Health/Biotech Fund Index represents an average of the 30 largest health and biotechnology funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

.. The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500 --REGISTERED TRADEMARK-- Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

.. The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

.. A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

OTHER INFORMATION

.. The returns shown in management's discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

.. Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. Shareholders can look up the Fund's Forms N-Q on the SEC's Web site at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202-942-8090 or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-3826 and 002-85905. The Fund's most recent portfolio holdings, as filed on Form N-Q, are also available at AIMinvestments.com.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-959-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC's Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2004 is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC's Web site, sec.gov.

-------------------------------------------------------------------------------

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

-------------------------------------------------------------------------------

NOT FDIC INSURED          MAY LOSE VALUE         NO BANK GUARANTEE

-------------------------------------------------------------------------------

AIMINVESTMENTS.COM

AIM HEALTH SCIENCES FUND

                    DEAR FELLOW SHAREHOLDERS:

[GRAHAM PHOTO]      The fiscal year covered by this report saw both equities and bonds* produce positive total returns, but it wasn't a very smooth ride. Markets were at their best during the second half of 2004--bonds during the third quarter of that year and equities during the fourth. Returns turned negative for both asset classes during the first quarter of 2005.

                       The huge run-up in the price of oil over the course of
                    the fiscal year goes a long way toward explaining the markets' loss of confidence early in 2005. The Consumer Price Index rose more in March 2005 than one month earlier. Energy costs advanced 4.0% in March; the petroleum-based subset of energy increased 7.8%.

ROBERT H. GRAHAM       Another negative factor has been Federal Reserve policy.
                    With a view to warding off potential inflation, the Federal Reserve (the Fed) raised short-term interest rates in March, the seventh such move since mid-year 2004. The Fed noted that inflationary pressures have picked up recently and that businesses' ability to raise prices appeared stronger than in the recent past. There is a virtually universal expectation that the Fed will continue to increase short-term interest rates during 2005, which could ultimately dampen economic performance. (In early May, after the close of the reporting period, the Fed raised rates once again.)

                       Nevertheless, there was also much good news for investors
                    as of March 31, 2005:

[WILLIAMSON PHOTO]  .  The Institute for Supply Management's manufacturing and non-manufacturing indexes--based on surveys of purchasing managers in industries that cover more than 80% of the U.S. economy--both indicated continued healthy growth during March and April and remained in very strong territory. April was the 42/nd/ month in a row these surveys showed the economy as a whole expanding.

MARK H. WILLIAMSON  .  Job growth during March was weaker than in the recent past, though the unemployment rate declined over the course of the fiscal year. In fact, less than robust job growth during March was good news for bond investors--there is still enough slack in the job market to keep wage inflation from becoming an issue.

                    . Bond yields haven't risen as much as might be expected given seven increases in short-term rates over the fiscal year. Evidently, the bond market is not anticipating a long-term inflationary pattern.

                       So once again we are seeing a good news/bad news
                    combination--a situation that is far from unusual. Over the short term, financial markets are unpredictable. It is over the long term that they have been rewarding to investors, and we remain confident in their long-term outlook. Given the inability to make accurate short-term forecasts, as always, we urge our shareholders to:

                    .  keep a long-term investment perspective,

                    .  make sure their portfolios are suitably diversified, and

                    . contact their financial advisors when they have questions or concerns about their investments or the markets.

                    YOUR FUND

                    The following pages present a discussion of your Fund's approach to investing, an explanation of its performance over the fiscal year, and a summary of its portfolio as that year closed. Further information about your Fund and The AIM Family of Funds --REGISTERED TRADEMARK--, as well as general information concerning investing, is always available on our widely praised Web site, AIMinvestments.com. We invite you to visit frequently.

                       As always, we at AIM are dedicated to building solutions
                    to help you meet your investment goals. We thank you for your continued participation in AIM Investments --REGISTERED TRADEMARK--. If you have any questions, please contact our award-winning Client Service representatives at 800-959-4246. We are pleased to be of help.

                    Sincerely,

                    /s/ ROBERT H. GRAHAM                  /s/ MARK H. WILLIAMSON

                    Robert H. Graham                      Mark H. Williamson
                    Trustee, President &                  Chairman & President,
                    Vice Chair, AIM Funds                 A I M Advisors, Inc.

                    May 20, 2005

                    * Equities represented by the S&P 500 Index, an index of common stocks often used as a general measure of U.S. stock market performance; bonds by the Lehman U.S. Aggregate Bond Index, an index compiled by Lehman Brothers, the global investment bank, that represents the U.S. investment-grade fixed-rate bond market.

                    AIM INVESTMENTS IS A REGISTERED SERVICE MARK OF A I M MANAGEMENT GROUP INC. A I M ADVISORS, INC. AND A I M CAPITAL MANAGEMENT, INC. ARE THE INVESTMENT ADVISORS AND A I M DISTRIBUTORS, INC. IS THE DISTRIBUTOR FOR THE RETAIL FUNDS REPRESENTED BY AIM INVESTMENTS.

AIM HEALTH SCIENCES FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

For the fiscal year ended March 31, 2005, AIM Health Sciences Fund lagged its benchmark indexes. Performance relative to the broad market lagged because the health care sector was the third-weakest performing sector of the S&P 500 Index.

--------------------------------------------------------------------------------
FUND VS. INDEXES

TOTAL RETURNS, 3/31/04-3/31/05, EXCLUDING APPLICABLE SALES CHARGES. IF SALES CHARGES WERE INCLUDED, RETURNS WOULD BE LOWER.

Class A Shares                              -3.30%

Class B Shares                              -3.93

Class C Shares                              -3.93

Class K Shares                              -3.42

Investor Class Shares                       -3.21

S&P 500 Index (Broad Market Index)           6.69

Goldman Sachs Health Care Index
(Style-specific Index)                       4.48

Lipper Health/Biotech Fund Index
(Peer Group Index)                           0.23

SOURCE: LIPPER, INC., FACTSET RESEARCH SYSTEMS
--------------------------------------------------------------------------------

     For the fiscal year as a whole, the Fund underperformed its style-specific and peer group indexes because of its overweight position in large pharmaceutical stocks, many of which performed poorly, and its underweight position in biotechnology and health care services stocks, many of which performed well. Fund performance since October 1, 2004 (when we assumed management of the Fund), was hindered by an underweight position in health care service stocks, which continued to be among the strongest performing groups within the health care sector. Performance since October also was hindered by significant exposure to Forest Labs and Pfizer, both of which declined in value, and by minimal exposure to Johnson & Johnson, which performed strongly.

     Since assuming management of the Fund, we have made a number of adjustments to the portfolio that we believe position the Fund to perform better going forward. As of the close of the fiscal year, the adjustments we wanted to make to the portfolio were virtually complete. We discuss those adjustments later in this report.

HOW WE INVEST

Because we assumed management of the Fund on October 1, 2004, we wanted to share with you our investment process and philosophy. We believe the health care sector is largely resistant to macroeconomic changes, making it a classic growth sector. Companies within the health care sector may benefit from a number of factors, including:

.. Demographic trends. As members of the baby boom generation age, they demand treatments to extend and improve their lives.

.. Groundbreaking discoveries. We attempt to identify companies with market dominance in fast-growing markets, as well as companies on the verge of medical breakthroughs.

.. Barriers to entry. Many health care companies benefit from patents, which serve as natural barriers to entry.

.. Defensive positioning. Regardless of economic conditions, people spend money on health care.

     We invest primarily in four industries: pharmaceuticals, biotechnology, medical technology and health services. To manage risk, we typically limit investments in a single stock to less than five percent of Fund assets at the time of purchase, strive to diversify across subsectors to help reduce volatility, and closely monitor political trends that could negatively affect an industry.

     Before buying a stock we subject it to in-depth fundamental research, determining whether we consider it attractively valued, assessing the long-term commercial potential of its current and prospective products, and evaluating management.

     We sell a holding if we identify a more attractive investment, if we see deterioration of a company's fundamentals, if a company is unable to capitalize on a market opportunity, or if there is a negative change in management.

MARKET CONDITIONS AND YOUR FUND

The U.S. economy continued to strengthen for much of the fiscal year. Despite historically high oil and gasoline prices, and rising interest rates, consumer spending remained

--------------------------------------------------------------------------------

TOP 10 EQUITY HOLDINGS*                       PORTFOLIO COMPOSITION                          TOTAL NET ASSETS       $826.4 million
                                              By industry                                    TOTAL NUMBER OF HOLDINGS*          69
1.  Sanofi-Aventis ADR (France)        6.5%   1. Pharmaceuticals                     49.6%
2.  Wyeth                              6.4    2. Biotechnology                       17.7
3.  Amgen Inc.                         6.0    3. Health Care Equipment               16.4
4.  Pfizer Inc.                        5.7    4. Health Care Facilities               3.8
5.  Eisai Co., Ltd. (Japan)            4.7    5. Health Care Services                 3.3
6.  Forest Laboratories, Inc.          4.6    6. Managed Health Care                  2.9
7.  Astellas Pharma Inc. (Japan)       4.3    7. Health Care Supplies                 1.1
8.  Roche Holding A.G. (Switzerland)   3.7    8. Diversified Chemicals                0.2
9.  Lilly (Eli) & Co.                  3.5       Money Market Funds
10. Medtronic, Inc.                    3.2       Plus Other Assets Less Liabilities   5.0

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.
--------------------------------------------------------------------------------
relatively strong and the broad U.S. stock market delivered positive returns. For the year, health care stocks were weak relative to other sectors of the S&P 500 Index; pharmaceutical stocks performed particularly poorly as investors worried about impending patent expirations and weak product pipelines.

     As a result, some investors turned negative on the entire sector. Instead, we sought to identify attractively valued long-term investment opportunities within the sector.

     Since assuming management of the Fund, we reduced the Fund's exposure to large-cap pharmaceutical stocks. We sold our holdings in Merck and GlaxoSmithKline, prescription drug makers whose products have come under scrutiny. In their place, we purchased shares of several Japanese and European pharmaceutical firms. The Japanese pharmaceutical industry has seen a series of mergers in recent months, and we believe this consolidation is likely to continue as companies realize that size is a crucial factor in this highly competitive industry. In our opinion, the fundamentals and valuations of European drugmakers generally were superior to those in the United States.

     Also, we increased our exposure to biotechnology stocks, which typically are volatile. To manage this volatility, we emphasized large- and mid-cap biotech companies that are experiencing strong revenue and earnings growth with multiple products on the market. We also emphasized smaller companies that have recently launched their first product or have multiple products in clinical trials. Our research suggests this part of the market may benefit from an unprecedented number of new products in late-stage clinical trials.

     For the portfolio as a whole, we reduced our exposure to large-capitalization stocks, adding more mid- and small-cap stocks to the portfolio. We believed that doing so enhanced diversification and increased the Fund's exposure to stocks with higher growth potential.

     Individual stocks that helped performance included:

.. PacifiCare Health Systems, a managed health care provider serving more than 3 million members primarily in the western United States. PacifiCare has grown by raising premiums, adding new members (partly by acquiring competitors) and holding down costs.

.. Johnson & Johnson, one of the world's largest and most diversified health care companies. For decades, the company has increased its sales and dividends. In December 2004, J&J announced plans to acquire Guidant, a leading manufacturer of cardiovascular products.

     Stocks that hindered performance included:

.. Forest Labs, a leading manufacturer of drugs to treat depression and social anxiety disorder. Its patent for its newest antidepressant, Lexapro --REGISTERED TRADEMARK--, has been challenged by a competitor. Also, media reports about anti-social behavior caused by antidepressants have caused demand for the drugs to weaken somewhat. We reduced our position in the stock somewhat.

.. Pfizer, which initially was thought likely to benefit from Merck's withdrawal of Vioxx --REGISTERED TRADEMARK--. However, questions arose about Pfizer's Celebrex, a drug chemically similar to Vioxx, and prescriptions for Celebrex declined substantially. Despite this, we slightly increased our stake in Pfizer. We considered the stock attractively valued and continued to believe in the long-term commercial potential of the company's current and prospective products.

IN CLOSING
We believe the changes we have made since assuming management responsibilities in October better position the Fund to benefit from demographic changes and new, innovative technologies. We remain optimistic about the health care sector's long-term potential. We thank you for your continuing investment in AIM Health Sciences Fund.

THE VIEWS AND OPINIONS EXPRESSED IN MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE ARE THOSE OF A I M ADVISORS, INC. THESE VIEWS AND OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE VIEWS AND OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR RECOMMENDATIONS, OR AS AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT A I M ADVISORS, INC. MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

     See important Fund and index disclosures inside front cover.
--------------------------------------------------------------------------------

[YELLEN PHOTO]

MICHAEL YELLEN, senior portfolio manager, is the lead portfolio manager of AIM Health Sciences Fund. He began his investment career in 1991 and joined AIM in 1998. Mr. Yellen received his B.A. from Stanford University.

[ANDERSON PHOTO]

KIRK L. ANDERSON, portfolio manager, is a portfolio manager of AIM Health Sciences Fund. Mr. Anderson joined AIM in 1994 in the fund services area. He moved to portfolio administration in 1995, became an analyst in 1997, and was named a portfolio manager in 2003. Mr. Anderson earned a B.A. in political science from Texas A&M University and an M.S. in finance from the University of Houston.

[UNTERHALTER PHOTO]

BRYAN A. UNTERHALTER, portfolio manager, is a portfolio manager of AIM Health Sciences Fund. He began his investment career in 1995 as an equity trader. He joined AIM in 1997 and a year later became an analyst on AIM's International (Europe/Canada) investment management team. He was promoted to his current position in 2003. Mr. Unterhalter received a B.A. from The University of Texas at Austin and an M.B.A. from the University of St. Thomas.


On March 22, 2005, the Board of Trustees of AIM Health Sciences Fund approved a proposal to reorganize the Fund into AIM Global Health Care Fund and to submit that proposal to the shareholders of AIM Health Sciences Fund. We currently intend to send proxy voting materials to shareholders of AIM Health Sciences Fund during May and hold a shareholder meeting on June 28, 2005, at which shareholders of AIM Health Sciences Fund will vote on the reorganization proposal. If approved by shareholders, the reorganization is expected to be completed by July 18, 2005.
--------------------------------------------------------------------------------

                              [RIGHT ARROW GRAPHIC]

FOR A PRESENTATION OF YOUR FUND'S LONG-TERM PERFORMANCE RECORD, PLEASE TURN TO PAGE 5.

AIM HEALTH SCIENCES FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2004, through March 31, 2005.

ACTUAL EXPENSES
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended March 31, 2005, appear in the table "Cumulative Total Returns" on page 5. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

--------------------------------------------------------------------------------

                                             ACTUAL                          HYPOTHETICAL
                                                                 (5% ANNUAL RETURN BEFORE EXPENSES)

            BEGINNING ACCOUNT    ENDING ACCOUNT      EXPENSES       ENDING ACCOUNT      EXPENSES
 SHARE            VALUE               VALUE        PAID DURING          VALUE         PAID DURING
 CLASS          (10/1/04)         (3/31/05)/1/      PERIOD/2/         (3/31/05)        PERIOD/2/
   A           $  1,000.00         $ 1,017.30        $  7.04         $  1,017.95        $  7.04
   B              1,000.00           1,014.10          10.29            1,014.71          10.30
   C              1,000.00           1,014.00          10.31            1,014.69          10.32
   K              1,000.00           1,017.30           7.24            1,017.75           7.24
Investor          1,000.00           1,018.10           6.24            1,018.75           6.24

/1/The actual ending account value is based on the actual total return of the Fund for the period October 1, 2004, to March 31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended March 31, 2005, appear in the table "Cumulative Total Returns" on page 5.

/2/Expenses are equal to the Fund's annualized expense ratio, 1.40%, 2.05%, 2.05%, 1.44% and 1.24% for Class A, B, C, K and Investor Class shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
--------------------------------------------------------------------------------


                                             [ARROW
                                             BUTTON   For More Information Visit
                                             IMAGE]   AIMinvestments.com

AIM HEALTH SCIENCES FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Your Fund's total return includes reinvested distributions, maximum applicable sales charges, Fund expenses and management fees. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and tables does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance of the indexes does not reflect the effects of taxes.

   This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $10,000 and $20,000 is the same size as the space between $20,000 and $40,000, the space between $20,000 and $40,000 is the same as that between $40,000 and $80,000, and so on.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
As of 3/31/05, including applicable sales charges

CLASS A SHARES
Inception (3/28/02)      -1.37%
  1 Year                 -8.63

CLASS B SHARES
Inception (3/28/02)      -1.13%
  1 Year                 -8.73

CLASS C SHARES
Inception (2/14/00)      -2.93%
  5 years                -0.82
  1 Year                 -4.89

CLASS K SHARES
Inception (11/30/00)     -3.94%
  1 Year                 -3.42

INVESTOR CLASS SHARES
Inception (1/19/84)      15.32%
  10 Years               10.62
   5 Years                0.23
   1 Year                -3.21
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RESULTS OF A $10,000 INVESTMENT
Fund data from 1/19/84 (index data from 1/31/84)

                                [MOUNTAIN CHART]

                AIM Health Sciences Fund                                AIM Health Sciences Fund
 Date             Investor Class Shares     S&P 500 Index       Date      Investor Class Shares    S&P 500 Index
1/19/84                 $ 10000                                 6/94              58853                 39001
   1/84                   10000                  10000          7/94              59323                 40280
   2/84                    9975                   9648          8/94              65001                 41928
   3/84                    9650                   9815          9/94              66242                 40904
   4/84                    9738                   9908         10/94              65957                 41821
   5/84                    9238                   9360         11/94              65654                 40300
   6/84                    9363                   9563         12/94              66672                 40897
   7/84                    9313                   9445          1/95              69265                 41957
   8/84                   10651                  10488          2/95              71579                 43590
   9/84                   10313                  10490          3/95              75229                 44874
  10/84                   10201                  10531          4/95              75101                 46195
  11/84                    9950                  10413          5/95              74478                 48038
  12/84                   10213                  10687          6/95              79006                 49152
   1/85                   11417                  11520          7/95              84513                 50781
   2/85                   11857                  11661          8/95              88553                 50908
   3/85                   11932                  11668          9/95              94432                 53055
   4/85                   11911                  11658         10/95              94867                 52866
   5/85                   12644                  12331         11/95              98045                 55184
   6/85                   12783                  12524         12/95             105937                 56247
   7/85                   12809                  12506          1/96             111181                 58159
   8/85                   12429                  12385          2/96             112071                 58700
   9/85                   11382                  12011          3/96             113382                 59265
  10/85                   12329                  12566          4/96             117305                 60138
  11/85                   13100                  13428          5/96             119792                 61686
  12/85                   13518                  14078          6/96             113563                 61922
   1/86                   13620                  14157          7/96             104137                 59187
   2/86                   14455                  15214          8/96             111041                 60438
   3/86                   16415                  16063          9/96             118426                 63836
   4/86                   17148                  15883         10/96             111936                 65596
   5/86                   18729                  16727         11/96             115910                 70550
   6/86                   19222                  17010         12/96             118031                 69153
   7/86                   17667                  16059          1/97             125054                 73471
   8/86                   18351                  17250          2/97             123828                 74047
   9/86                   16479                  15823          3/97             115321                 71011
  10/86                   17889                  16736          4/97             117397                 75246
  11/86                   17736                  17143          5/97             125509                 79847
  12/86                   17498                  16705          6/97             134182                 83396
   1/87                   20116                  18955          7/97             139294                 90030
   2/87                   23181                  19704          8/97             130713                 84990
   3/87                   23265                  20272          9/97             139471                 89642
   4/87                   22732                  20092         10/97             137630                 86652
   5/87                   23277                  20266         11/97             140520                 90660
   6/87                   23194                  21290         12/97             139818                 92216
   7/87                   23908                  22369          1/98             149228                 93235
   8/87                   24958                  23203          2/98             155853                 99955
   9/87                   24286                  22694          3/98             163474                105070
  10/87                   17622                  17807          4/98             164929                106146
  11/87                   15948                  16340          5/98             161829                104324
  12/87                   18731                  17582          6/98             173691                108558
   1/88                   19441                  18321          7/98             174056                107411
   2/88                   20030                  19172          8/98             155780                 91893
   3/88                   19577                  18580          9/98             173476                 97784
   4/88                   18867                  18786         10/98             176998                105726
   5/88                   19063                  18946         11/98             186290                112131
   6/88                   20376                  19815         12/98             200523                118588
   7/88                   21191                  19739          1/99             202869                123546
   8/88                   20664                  19070          2/99             198406                119706
   9/88                   21434                  19882          3/99             201957                124495
  10/88                   21584                  20435          4/99             189900                129316
  11/88                   20633                  20143          5/99             183026                126265
  12/88                   21734                  20494          6/99             190292                133254
   1/89                   23080                  21994          7/99             186486                129111
   2/89                   23126                  21447          8/99             192622                128472
   3/89                   25166                  21947          9/99             180891                124954
   4/89                   26494                  23085         10/99             191962                132858
   5/89                   27355                  24016         11/99             197490                135558
   6/89                   26236                  23881         12/99             201736                143531
   7/89                   29440                  26035          1/00             213538                136321
   8/89                   31327                  26542          2/00             265256                133743
   9/89                   32731                  26434          3/00             204062                146819
  10/89                   32478                  25821          4/00             191349                142403
  11/89                   34327                  26345          5/00             190469                139484
  12/89                   34659                  26977          6/00             234181                142919
   1/90                   31436                  25167          7/00             218327                140687
   2/90                   32904                  25491          8/00             250661                149420
   3/90                   34273                  26166          9/00             265876                141534
   4/90                   34890                  25514         10/00             259921                140933
   5/90                   39782                  27996         11/00             238685                129831
   6/90                   40768                  27808         12/00             253770                130468
   7/90                   41168                  27719          1/01             225145                135094
   8/90                   37829                  25216          2/01             223479                122783
   9/90                   35960                  23991          3/01             195656                115009
  10/90                   35018                  23890          4/01             211249                123940
  11/90                   40390                  25431          5/01             218981                124771
  12/90                   43597                  26139          6/01             219244                121735
   1/91                   49177                  27274          7/01             215056                120537
   2/91                   54041                  29222          8/01             212540                112998
   3/91                   57937                  29929          9/01             204294                103874
   4/91                   56338                  30000         10/01             213180                105856
   5/91                   60980                  31290         11/01             222923                113974
   6/91                   57681                  29858         12/01             216547                114973
   7/91                   63161                  31248          1/02             205049                113296
   8/91                   66938                  31986          2/02             200599                111111
   9/91                   69368                  31451          3/02             203367                115290
  10/91                   75153                  31873          4/02             196392                108303
  11/91                   71230                  30592          5/02             194290                107508
  12/91                   83617                  34085          6/02             183391                 99853
   1/92                   83266                  33450          7/02             172406                 92071
   2/92                   79011                  33883          8/02             170992                 92674
   3/92                   74175                  33225          9/02             170855                 82612
   4/92                   68679                  34200         10/02             171795                 89876
   5/92                   69606                  34367         11/02             165816                 95160
   6/92                   66202                  33856         12/02             161886                 89573
   7/92                   69254                  35238          1/03             160429                 87231
   8/92                   66256                  34518          2/03             157606                 85920
   9/92                   64407                  34924          3/03             164745                 86752
  10/92                   67003                  35043          4/03             172950                 93894
  11/92                   71867                  36233          5/03             179712                 98837
  12/92                   72133                  36678          6/03             188051                100099
   1/93                   69580                  36984          7/03             188483                101865
   2/93                   56833                  37488          8/03             184129                103848
   3/93                   56287                  38279          9/03             185750                102748
   4/93                   55741                  37353         10/03             191136                108558
   5/93                   59158                  38350         11/03             198189                109512
   6/93                   59477                  38462         12/03             206315                115251
   7/93                   57390                  38307          1/04             213660                117366
   8/93                   59192                  39757          2/04             216096                118997
   9/93                   60660                  39453          3/04             213265                117202
  10/93                   62953                  40268          4/04             211943                115364
  11/93                   62915                  39884          5/04             211349                116944
  12/93                   66054                  40367          6/04             212469                119217
   1/94                   69159                  41738          7/04             198744                115272
   2/94                   67914                  40605          8/04             200373                115734
   3/94                   63649                  38838          9/04             202758                116988
   4/94                   62612                  39336         10/04             201055                118775
   5/94                   62649                  39979         11/04             203447                123579
                                                               12/04             219275                127783
                                                                1/05             211447                124669
                                                                2/05             211236                127291
                                                                3/05           $ 206441              $ 125039

                                                            Source: Lipper, Inc.
--------------------------------------------------------------------------------

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit AIMinvestments.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase.

     Class K shares do not have a front-end sales charge; returns shown are at net asset value and do not reflect a 0.70% CDSC that may be imposed on a total redemption of retirement plan assets within the first year.

     Investor Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

     The performance of the Fund's share classes will differ due to different sales charge structures and class expenses.

     Had the advisor not waived fees and/or reimbursed expenses for Class A, Class B and Class C shares, performance would have been lower.

--------------------------------------------------------------------------------
CUMULATIVE TOTAL RETURNS
Excluding applicable sales charges
6 months ended 3/31/05

Class A Shares           1.73%
Class B Shares           1.41
Class C Shares           1.40
Class K Shares           1.73
Investor Class Shares    1.81
--------------------------------------------------------------------------------

FINANCIALS

SCHEDULE OF INVESTMENTS
March 31, 2005

                                                                    MARKET
                                                        SHARES      VALUE
   --------------------------------------------------------------------------
   DOMESTIC STOCKS & OTHER EQUITY
    INTERESTS-65.81%

   BIOTECHNOLOGY-15.24%
   Amgen Inc./(a)/                                       855,700 $ 49,810,297
   --------------------------------------------------------------------------
   Athersys Inc.-Pfd., Class F, Conv.
    (Acquired 04/17/00; Cost $5,000,000)/(a)(b)(c)(d)/   416,667      595,834
   --------------------------------------------------------------------------
   Corgentech Inc./(a)(e)/                               177,050      410,756
   --------------------------------------------------------------------------
   Cubist Pharmaceuticals, Inc./(a)/                   1,333,000   14,156,460
   --------------------------------------------------------------------------
   Gilead Sciences, Inc./(a)/                            619,434   22,175,737
   --------------------------------------------------------------------------
   Indevus Pharmaceuticals, Inc./(a)/                    890,000    2,474,200
   --------------------------------------------------------------------------
   Ingenex, Inc.-Pfd., Series B
    (Acquired 09/27/94; Cost $600,000)/(a)(b)(c)(d)/     103,055            0
   --------------------------------------------------------------------------
   Isis Pharmaceuticals, Inc./(a)(e)/                    155,300      601,011
   --------------------------------------------------------------------------
   Nabi Biopharmaceuticals/(a)/                          319,600    3,988,608
   --------------------------------------------------------------------------
   OSI Pharmaceuticals, Inc./(a)/                        235,427    9,732,552
   --------------------------------------------------------------------------
   Protein Design Labs, Inc./(a)/                      1,378,200   22,037,418
   --------------------------------------------------------------------------
                                                                  125,982,873
   --------------------------------------------------------------------------

   HEALTH CARE EQUIPMENT-16.43%
   ATS Medical, Inc./(a)(e)/                             504,000    1,839,600
   --------------------------------------------------------------------------
   Bard (C.R.), Inc.                                      45,000    3,063,600
   --------------------------------------------------------------------------
   Baxter International Inc.                              81,100    2,755,778
   --------------------------------------------------------------------------
   Becton, Dickinson & Co.                                50,500    2,950,210
   --------------------------------------------------------------------------
   Boston Scientific Corp./(a)/                          380,000   11,130,200
   --------------------------------------------------------------------------
   Cytyc Corp./(a)/                                       39,500      908,895
   --------------------------------------------------------------------------
   EPIX Pharmaceuticals Inc./(a)/                         95,000      665,000
   --------------------------------------------------------------------------
   Fisher Scientific International Inc./(a)/             118,200    6,727,944
   --------------------------------------------------------------------------
   Guidant Corp.                                         308,500   22,798,150
   --------------------------------------------------------------------------
   IntraLase Corp./(a)/                                  138,424    2,317,218
   --------------------------------------------------------------------------
   Kinetic Concepts, Inc./(a)/                            70,000    4,175,500
   --------------------------------------------------------------------------
   Medtronic, Inc.                                       514,200   26,198,490
   --------------------------------------------------------------------------
   SonoSite, Inc./(a)/                                   407,300   10,581,654
   --------------------------------------------------------------------------
   St. Jude Medical, Inc./(a)/                           726,000   26,136,000
   --------------------------------------------------------------------------
   Thermo Electron Corp./(a)/                             67,800    1,714,662
   --------------------------------------------------------------------------
   Varian Inc./(a)/                                      167,900    6,361,731
   --------------------------------------------------------------------------
   Varian Medical Systems, Inc./(a)/                      50,300    1,724,284
   --------------------------------------------------------------------------
   Vnus Medical Technologies/(a)(e)/                     178,800    2,070,504
   --------------------------------------------------------------------------
   Waters Corp./(a)/                                      46,900    1,678,551
   --------------------------------------------------------------------------
                                                                  135,797,971
   --------------------------------------------------------------------------

   HEALTH CARE FACILITIES-3.85%
   Community Health Systems Inc./(a)/                    700,000   24,437,000
   --------------------------------------------------------------------------
   HCA Inc.                                               85,000    4,553,450
   --------------------------------------------------------------------------
   Triad Hospitals, Inc./(a)/                             12,800      641,280
   --------------------------------------------------------------------------
   Universal Health Services, Inc.-Class B                41,500    2,174,600
   --------------------------------------------------------------------------
                                                                   31,806,330
   --------------------------------------------------------------------------

                                                                     MARKET
                                                         SHARES      VALUE
  ----------------------------------------------------------------------------

  HEALTH CARE SERVICES-3.26%
  Caremark Rx, Inc./(a)/                                  219,200 $  8,719,776
  ----------------------------------------------------------------------------
  DaVita, Inc./(a)/                                        82,600    3,456,810
  ----------------------------------------------------------------------------
  HMS Holdings Corp./(a)/                                 520,000    3,848,000
  ----------------------------------------------------------------------------
  Pharmaceutical Product Development, Inc./(a)/           225,400   10,920,630
  ----------------------------------------------------------------------------
                                                                    26,945,216
  ----------------------------------------------------------------------------

  HEALTH CARE SUPPLIES-1.12%
  Advanced Medical Optics, Inc./(a)/                       54,800    1,984,308
  ----------------------------------------------------------------------------
  DENTSPLY International Inc.                              34,000    1,849,940
  ----------------------------------------------------------------------------
  Gen-Probe Inc./(a)/                                       2,600      115,856
  ----------------------------------------------------------------------------
  Symmetry Medical Inc./(a)/                              280,000    5,325,600
  ----------------------------------------------------------------------------
                                                                     9,275,704
  ----------------------------------------------------------------------------

  MANAGED HEALTH CARE-2.87%
  Aetna Inc.                                               52,000    3,897,400
  ----------------------------------------------------------------------------
  PacifiCare Health Systems, Inc./(a)/                    340,000   19,352,800
  ----------------------------------------------------------------------------
  WellPoint Inc./(a)/                                       3,400      426,190
  ----------------------------------------------------------------------------
                                                                    23,676,390
  ----------------------------------------------------------------------------

  PHARMACEUTICALS-23.04%
  BioImagene, Inc.-Pfd., Series B-2
   (Acquired 05/24/01; Cost $1,350,000)/(a)(b)(c)(d)/     101,919      102,663
  ----------------------------------------------------------------------------
  Bristol-Myers Squibb Co.                                198,900    5,063,994
  ----------------------------------------------------------------------------
  Forest Laboratories, Inc./(a)/                        1,026,100   37,914,395
  ----------------------------------------------------------------------------
  Johnson & Johnson                                       165,000   11,081,400
  ----------------------------------------------------------------------------
  Lilly (Eli) & Co.                                       554,900   28,910,290
  ----------------------------------------------------------------------------
  Medicis Pharmaceutical Corp.-Class A                    109,900    3,294,802
  ----------------------------------------------------------------------------
  MGI Pharma, Inc./(a)/                                    86,000    2,173,220
  ----------------------------------------------------------------------------
  Pfizer Inc.                                           1,799,000   47,259,730
  ----------------------------------------------------------------------------
  Valeant Pharmaceuticals International                    68,600    1,544,872
  ----------------------------------------------------------------------------
  Wyeth                                                 1,257,000   53,020,260
  ----------------------------------------------------------------------------
                                                                   190,365,626
  ----------------------------------------------------------------------------
      Total Domestic Stocks & Other Equity Interests
       (Cost $541,178,966)                                         543,850,110
  ----------------------------------------------------------------------------
  FOREIGN STOCKS & OTHER EQUITY INTERESTS-29.19%

  CANADA-2.45%
  QLT Inc. (Biotechnology)/(a)/                         1,573,900   20,240,354
  ----------------------------------------------------------------------------

  DENMARK-1.59%
  Novo Nordisk A.S.-Class B (Pharmaceuticals)/(f)/        236,600   13,165,950
  ----------------------------------------------------------------------------

  FRANCE-6.48%
  Sanofi-Aventis-ADR (Pharmaceuticals)/(e)/             1,264,200   53,526,228
  ----------------------------------------------------------------------------

                                                                     MARKET
                                                         SHARES      VALUE
 -----------------------------------------------------------------------------

 GERMANY-0.40%
 Altana A.G. (Pharmaceuticals)/(f)/                        24,000 $  1,525,384
 -----------------------------------------------------------------------------
 Merck KGaA (Pharmaceuticals)/(e)(f)/                      25,300    1,804,123
 -----------------------------------------------------------------------------
                                                                     3,329,507
 -----------------------------------------------------------------------------

 JAPAN-10.26%
 Astellas Pharma Inc. (Pharmaceuticals)/(f)/            1,039,670   35,083,713
 -----------------------------------------------------------------------------
 Eisai Co., Ltd. (Pharmaceuticals)/(f)/                 1,139,700   38,606,564
 -----------------------------------------------------------------------------
 Kyorin Pharmaceutical Co., Ltd. (Pharmaceuticals)/(f)/   381,000    5,390,651
 -----------------------------------------------------------------------------
 Santen Pharmaceutical Co., Ltd. (Pharmaceuticals)/(f)/    60,000    1,286,496
 -----------------------------------------------------------------------------
 Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)/(f)/     92,000    4,373,901
 -----------------------------------------------------------------------------
                                                                    84,741,325
 -----------------------------------------------------------------------------

 NETHERLANDS-0.22%
 Akzo Nobel N.V.-ADR (Diversifed Chemicals)                40,000    1,839,200
 -----------------------------------------------------------------------------

 SWITZERLAND-5.54%
 Novartis A.G.-ADR (Pharmaceuticals)                      327,400   15,315,772
 -----------------------------------------------------------------------------
 Roche Holding A.G. (Pharmaceuticals)/(e)(f)/             284,500   30,493,533
 -----------------------------------------------------------------------------
                                                                    45,809,305
 -----------------------------------------------------------------------------

 UNITED KINGDOM-2.25%
 Shire Pharmaceuticals Group PLC-ADR
  (Pharmaceuticals)                                       541,700   18,569,476
 -----------------------------------------------------------------------------
     Total Foreign Stocks & Other Equity Interests
      (Cost $227,339,134)                                          241,221,345
 -----------------------------------------------------------------------------

                                                                   MARKET
                                                       SHARES      VALUE
    ------------------------------------------------------------------------
    MONEY MARKET FUNDS-5.21%
    Premier Portfolio-Institutional Class
     (Cost $43,095,250)/(g)/                         43,095,250 $ 43,095,250
    ------------------------------------------------------------------------
    TOTAL INVESTMENTS-100.21% (excluding
     investments purchased with cash collateral from
     securities loaned)
     (Cost $811,613,350)                                         828,166,705
    ------------------------------------------------------------------------
    INVESTMENTS PURCHASED WITH CASH
     COLLATERAL FROM SECURITIES LOANED

    MONEY MARKET FUNDS-5.33%
    Premier Portfolio-Institutional Class/(g)(h)/    44,030,795   44,030,795
    ------------------------------------------------------------------------
        Total Money Market Funds (purchased with
         cash collateral from securities loaned)
         (Cost $44,030,795)                                       44,030,795
    ------------------------------------------------------------------------

          TOTAL INVESTMENTS-105.54% (Cost $855,644,145)  872,197,500
          -----------------------------------------------------------
          OTHER ASSETS LESS LIABILITIES-(5.54%)          (45,775,417)
          -----------------------------------------------------------
          NET ASSETS-100.00%                            $826,422,083
          -----------------------------------------------------------

Investment Abbreviations:
ADR - American Depositary Receipt
Conv.- Convertible
Pfd.- Preferred
Notes to Schedule of Investments:
/(a)/ Non-income producing security.
/(b)/ Security not registered under the Securities Act of 1933, as amended
      (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at March 31, 2005 was $698,497, which represented 0.08% of the Fund's Net Assets. These securities are considered to be illiquid; the portfolio is limited to investing 15% of net assets in illiquid securities.
/(c)/ Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The aggregate market value of these securities at March 31, 2005 was $698,497, which represented 0.08% of the Fund's Total Investments. See Note 1A.
/(d)/ Security is considered venture capital. See Note 1I.
/(e)/ All or a portion of this security has been pledged as collateral for securities lending transactions at March 31, 2005.
/(f)/ In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at March 31, 2005 was $131,730,315, which represented 15.10% of the Fund's Total Investments. See Note 1A.
/(g)/ The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
/(h)/ The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2005

ASSETS:
Investments, at market value (cost $768,518,100)*                     $785,071,455
-----------------------------------------------------------------------------------
Investments in affiliated money market funds (cost $87,126,045)         87,126,045
-----------------------------------------------------------------------------------
    Total investments (cost $855,644,145)                              872,197,500
-----------------------------------------------------------------------------------
Foreign currencies, at market value (cost $314,210)                        301,448
-----------------------------------------------------------------------------------
Receivables for:
  Investments sold                                                      24,284,725
-----------------------------------------------------------------------------------
  Fund shares sold                                                         216,295
-----------------------------------------------------------------------------------
  Dividends                                                              1,070,071
-----------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans          167,717
-----------------------------------------------------------------------------------
Other assets                                                                34,017
-----------------------------------------------------------------------------------
    Total assets                                                       898,271,773
-----------------------------------------------------------------------------------

LIABILITIES:
Payables for:
  Investments purchased                                                 24,356,449
-----------------------------------------------------------------------------------
  Fund shares reacquired                                                 2,635,458
-----------------------------------------------------------------------------------
  Trustee deferred compensation and retirement plans                       219,114
-----------------------------------------------------------------------------------
  Collateral upon return of securities loaned                           44,030,795
-----------------------------------------------------------------------------------
Accrued distribution fees                                                  175,877
-----------------------------------------------------------------------------------
Accrued trustees' fees                                                       4,710
-----------------------------------------------------------------------------------
Accrued transfer agent fees                                                292,130
-----------------------------------------------------------------------------------
Accrued operating expenses                                                 135,157
-----------------------------------------------------------------------------------
    Total liabilities                                                   71,849,690
-----------------------------------------------------------------------------------
Net assets applicable to shares outstanding                           $826,422,083
-----------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Shares of beneficial interest                                         $814,973,926
-----------------------------------------------------------------------------------
Undistributed net investment income (loss)                                (145,878)
-----------------------------------------------------------------------------------
Undistributed net realized gain (loss) from investment securities and
 foreign currencies                                                     (4,921,709)
-----------------------------------------------------------------------------------
Unrealized appreciation of investment securities and foreign
 currencies                                                             16,515,744
-----------------------------------------------------------------------------------
                                                                      $826,422,083
-----------------------------------------------------------------------------------

        NET ASSETS:
        Class A                                             $  5,396,553
        ----------------------------------------------------------------
        Class B                                             $  2,475,202
        ----------------------------------------------------------------
        Class C                                             $  4,333,619
        ----------------------------------------------------------------
        Class K                                             $  3,347,601
        ----------------------------------------------------------------
        Investor Class                                      $810,869,108
        ----------------------------------------------------------------

        SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
         UNLIMITED NUMBER OF SHARES AUTHORIZED:
        Class A                                                  111,746
        ----------------------------------------------------------------
        Class B                                                   52,235
        ----------------------------------------------------------------
        Class C                                                   94,733
        ----------------------------------------------------------------
        Class K                                                   71,361
        ----------------------------------------------------------------
        Investor Class                                        16,795,100
        ----------------------------------------------------------------
        Class A :
          Net asset value per share                         $      48.29
        ----------------------------------------------------------------
          Offering price per share:
            (Net asset value of $48.29 / 94.50%)            $      51.10
        ----------------------------------------------------------------
        Class B :
            Net asset value and offering price per share    $      47.39
        ----------------------------------------------------------------
        Class C :
            Net asset value and offering price per share    $      45.75
        ----------------------------------------------------------------
        Class K :
            Net asset value and offering price per share    $      46.91
        ----------------------------------------------------------------
        Investor Class:
            Net asset value and offering price per share    $      48.28
        ----------------------------------------------------------------

* At March 31, 2005, securities with an aggregate market value of $42,461,226 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS
For the year ended March 31, 2005

  INVESTMENT INCOME:
  Dividends (net of foreign withholding tax of $265,863)       $   8,167,453
  ---------------------------------------------------------------------------
  Dividends from affiliated money market funds (including
   securities lending income of $174,931 less rebates of
   $135,410)                                                       1,062,666
  ---------------------------------------------------------------------------
     Total investment income                                       9,230,119
  ---------------------------------------------------------------------------

  EXPENSES:
  Advisory fees                                                    6,235,071
  ---------------------------------------------------------------------------
  Administrative services fees                                       306,306
  ---------------------------------------------------------------------------
  Custodian fees                                                     107,800
  ---------------------------------------------------------------------------
  Distribution fees:
   Class A                                                            17,685
  ---------------------------------------------------------------------------
   Class B                                                            24,833
  ---------------------------------------------------------------------------
   Class C                                                            55,107
  ---------------------------------------------------------------------------
   Class K                                                            14,622
  ---------------------------------------------------------------------------
   Investor Class                                                  2,316,110
  ---------------------------------------------------------------------------
  Transfer agent fees                                              2,887,978
  ---------------------------------------------------------------------------
  Trustees' fees and retirement benefits                              38,533
  ---------------------------------------------------------------------------
  Other                                                              539,048
  ---------------------------------------------------------------------------
     Total expenses                                               12,543,093
  ---------------------------------------------------------------------------
  Less:Fees waived, expenses reimbursed and expense offset
       arrangements                                                 (138,183)
  ---------------------------------------------------------------------------
     Net expenses                                                 12,404,910
  ---------------------------------------------------------------------------
  Net investment income (loss)                                    (3,174,791)
  ---------------------------------------------------------------------------

  REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
   SECURITIES AND FOREIGN CURRENCIES:
  Net realized gain (loss) from:
   Investment securities                                         152,099,215
  ---------------------------------------------------------------------------
   Foreign currencies                                               (502,399)
  ---------------------------------------------------------------------------
                                                                 151,596,816
  ---------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of:
   Investment securities                                        (181,448,767)
  ---------------------------------------------------------------------------
   Foreign currencies                                                 50,320
  ---------------------------------------------------------------------------
                                                                (181,398,447)
  ---------------------------------------------------------------------------
  Net gain (loss) from investment securities and foreign
   currencies                                                    (29,801,631)
  ---------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from
   operations                                                  $ (32,976,422)
  ---------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended March 31, 2005 and 2004

                                                        2005            2004
----------------------------------------------------------------------------------

OPERATIONS:
 Net investment income (loss)                      $   (3,174,791) $   (5,792,388)
----------------------------------------------------------------------------------
 Net realized gain from investment securities and
   foreign currencies                                 151,596,816     207,506,901
----------------------------------------------------------------------------------
 Change in net unrealized appreciation
   (depreciation) of investment securities and
   foreign currencies                                (181,398,447)     66,458,608
----------------------------------------------------------------------------------
   Net increase (decrease) in net assets
     resulting from operations                        (32,976,422)    268,173,121
----------------------------------------------------------------------------------
Share transactions-net:
 Class A                                                   52,423       1,072,602
----------------------------------------------------------------------------------
 Class B                                                  650,232       1,101,462
----------------------------------------------------------------------------------
 Class C                                               (2,055,924)       (788,606)
----------------------------------------------------------------------------------
 Class K                                                  471,699         386,419
----------------------------------------------------------------------------------
 Investor Class                                      (192,419,047)   (184,199,042)
----------------------------------------------------------------------------------
   Net increase (decrease) in net assets
     resulting from share transactions               (193,300,617)   (182,427,165)
----------------------------------------------------------------------------------
   Net increase (decrease) in net assets             (226,277,039)     85,745,956
----------------------------------------------------------------------------------

NET ASSETS:
 Beginning of year                                  1,052,699,122     966,953,166
----------------------------------------------------------------------------------
 End of year (including undistributed net
   investment income (loss) of $(145,878) and
   $(343,640), respectively)                       $  826,422,083  $1,052,699,122
----------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements
March 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Health Sciences Fund, formerly INVESCO Health Sciences Fund, (the "Fund") is a series portfolio of AIM Sector Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is to seek capital growth. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.
  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.
     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.
B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
H. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.
I. VENTURE CAPITAL INVESTMENTS -- The Fund has invested in non-publicly traded companies, some of which are in the startup or development stages. These investments are inherently risky, as the markets for the technologies or products these companies are developing are typically in the early stages and may never materialize. The Fund could lose its entire investment in these companies. These investments are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees. Investments in privately held venture capital securities are illiquid.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee based on the annual rate of the Fund's average daily net assets as follows:

                           AVERAGE NET ASSETS  RATE
                           -------------------------
                           First $350 million  0.75%
                           -------------------------
                           Next $350 million   0.65%
                           -------------------------
                           Next $1.3 billion   0.55%
                           -------------------------
                           Next $2 billion     0.45%
                           -------------------------
                           Next $2 billion     0.40%
                           -------------------------
                           Next $2 billion    0.375%
                           -------------------------
                           Over $8 billion     0.35%
                           -------------------------

  Prior to September 30, 2004, AIM had entered into a sub-advisory agreement with INVESCO Institutional (N.A.), Inc. ("INVESCO") whereby AIM paid INVESCO 40% of the fee paid by the Fund to AIM. Effective September 30, 2004, the sub-advisory agreement between AIM and INVESCO was terminated.
  AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A and Class B, Class C, Class K and Investor Class shares to 1.40%, 2.05%, 2.05%, 1.50% and 1.30% of average daily net assets, respectively. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class K and Investor Class shares to 2.00%, 2.65%, 2.65%, 2.10% and 1.90% of average daily net assets, respectively, through March 31, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limits stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the only expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund.
  Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.
  For the year ended March 31, 2005, AIM waived fees of $24,748.
  For the year ended March 31, 2005, at the request of the Trustees of the Trust, AMVESCAP agreed to reimburse $95,986 of expenses incurred by the Fund in connection with market timing matters in the AIM Funds, including legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended March 31, 2005, AIM was paid $306,306.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended March 31, 2005, the Fund paid AISI $2,887,978.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class K and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class K and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.45% of the average daily net assets of Class K shares and 0.25% of the average daily net assets of Investor Class shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Class K or Investor Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended March 31, 2005, the Class A, Class B, Class C, Class K and Investor Class shares paid ADI $17,685, $24,833, $55,107, $14,622 and $2,316,110, respectively. Of these amounts, AIM reimbursed Plan fees of $353, $173, $384, $0 and $0, respectively.
  Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended March 31, 2005, ADI advised the Fund that it retained $9,458 in front-end sales commissions from the sale of Class A shares and $0, $3,103, $1,067 and $0 from Class A, Class B, Class C and Class K shares, respectively, for CDSC imposed upon redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in an affiliated money market fund for the year ended March 31, 2005.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                                  UNREALIZED
                                       MARKET VALUE  PURCHASES      PROCEEDS     APPRECIATION  MARKET VALUE  DIVIDEND
FUND                                     03/31/04     AT COST      FROM SALES   (DEPRECIATION)   03/31/05     INCOME
-----------------------------------------------------------------------------------------------------------------------
Premier Portfolio-Institutional Class* $88,219,019  $673,959,513 $(719,083,282)      $--       $43,095,250  $1,023,145
-----------------------------------------------------------------------------------------------------------------------

                                        REALIZED
FUND                                   GAIN (LOSS)
--------------------------------------------------
Premier Portfolio-Institutional Class*     $--
--------------------------------------------------

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         UNREALIZED
                          MARKET VALUE   PURCHASES        PROCEEDS      APPRECIATION  MARKET VALUE  DIVIDEND   REALIZED
FUND                        03/31/04      AT COST        FROM SALES    (DEPRECIATION)   03/31/05    INCOME**  GAIN (LOSS)
-------------------------------------------------------------------------------------------------------------------------
Premier
 Portfolio-Institutional
 Class*                   $ 3,774,000  $  391,704,910 $  (351,448,115)      $--       $44,030,795  $   39,521     $--
-------------------------------------------------------------------------------------------------------------------------
Total                     $91,993,019  $1,119,891,554 $(1,124,758,528)      $--       $87,126,045  $1,062,666     $--
-------------------------------------------------------------------------------------------------------------------------

* On February 25, 2005, the Premier Portfolio investments were transferred from the original share class with no name designation to the newly structured share class designated as Institutional Class.
**Net of rebates.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the year ended March 31, 2005, the Fund engaged in purchases and sales of securities of $615,950 and $23,214,383, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended March 31, 2005, the Fund received credits from these arrangements which resulted in the reduction of the Fund's total expenses of $16,539.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.
  Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.
  Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended March 31, 2005, the Fund paid legal fees of $6,585 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.
  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
  During the year ended March 31, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.
  At March 31, 2005, securities with an aggregate value of $42,461,226 were on loan to brokers. The loans were secured by cash collateral of $44,030,795 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended March 31, 2005, the Fund received dividends on cash collateral of $39,521 for securities lending transactions, which are net of rebates.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long term capital gain distributions paid during the years ended March 21, 2005 and 2004.

TAX COMPONENTS OF NET ASSETS:

As of March 31, 2005, the components of net assets on a tax basis were as follows:

                                                         2005
              ----------------------------------------------------
              Undistributed long-term gain           $  6,740,838
              ----------------------------------------------------
              Unrealized appreciation -- investments    4,853,197
              ----------------------------------------------------
              Temporary book/tax differences             (145,878)
              ----------------------------------------------------
              Shares of beneficial interest           814,973,926
              ----------------------------------------------------
              Total net assets                       $826,422,083
              ----------------------------------------------------

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the deferral of losses on wash sales. The tax-basis unrealized appreciation on investments amount includes appreciation (depreciation) on foreign currencies of $(37,611).
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.
  The Fund utilized $138,575,367 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund does not have a capital loss carryforward as of March 31, 2005.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended March 31, 2005 was $1,405,456,394 and $1,565,378,082, respectively.
  At the request of the Trustees, AIM recovered third party research credits during the year ended March 31, 2005, in the amount of $82,121. These research credits were recorded as realized gains.

                   UNREALIZED APPRECIATION (DEPRECIATION) OF
                      INVESTMENT SECURITIES ON A TAX BASIS
   --------------------------------------------------------------------------
   Aggregate unrealized appreciation of investment securities   $ 63,915,150
   --------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities  (59,024,342)
   --------------------------------------------------------------------------
   Net unrealized appreciation of investment securities         $  4,890,808
   --------------------------------------------------------------------------

Cost of investments for tax purposes is $867,306,692.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, net operating losses and expenses related to the plan of reorganization, on March 31, 2005, undistributed net investment income (loss) was increased by $3,372,553, undistributed net realized gain (loss) increased by $502,398 and shares of beneficial interest decreased by $3,874,951. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class K shares and Investor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class K shares and Investor Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class K shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                       CHANGES IN SHARES OUTSTANDING/(A)/
----------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED MARCH 31,
                                                          -----------------------------------------------------
                                                                     2005                       2004
                                                          -------------------------  --------------------------
                                                            SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     84,902  $   4,163,778      160,803  $   7,200,295
----------------------------------------------------------------------------------------------------------------
  Class B                                                     44,108      2,165,548       29,077      1,341,582
----------------------------------------------------------------------------------------------------------------
  Class C                                                     33,753      1,591,275    1,036,376     41,743,804
----------------------------------------------------------------------------------------------------------------
  Class K                                                     46,454      2,202,556      111,855      4,864,298
----------------------------------------------------------------------------------------------------------------
  Investor Class                                           1,119,520     54,757,501    6,463,367    280,566,456
----------------------------------------------------------------------------------------------------------------
Automatic conversion of Class B shares to Class A shares:
  Class A                                                      2,059        100,123           48          2,378
----------------------------------------------------------------------------------------------------------------
  Class B                                                     (2,088)      (100,123)         (49)        (2,378)
----------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                    (85,699)    (4,211,478)    (147,133)    (6,130,071)
----------------------------------------------------------------------------------------------------------------
  Class B                                                    (29,981)    (1,415,193)      (5,026)      (237,742)
----------------------------------------------------------------------------------------------------------------
  Class C                                                    (79,464)    (3,647,199)  (1,052,784)   (42,532,410)
----------------------------------------------------------------------------------------------------------------
  Class K                                                    (36,589)    (1,730,857)    (102,995)    (4,477,879)
----------------------------------------------------------------------------------------------------------------
  Investor Class                                          (5,083,811)  (247,176,548) (10,486,495)  (464,765,498)
----------------------------------------------------------------------------------------------------------------
                                                          (3,986,836) $(193,300,617)  (3,992,956) $(182,427,165)
----------------------------------------------------------------------------------------------------------------

/(a)/There are two entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 25% of the outstanding shares of the Fund. A I M Distributors has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 13--SIGNIFICANT EVENT

The Board of Trustees of the Trust ("Seller") unanimously approved, on March 22, 2005, an Agreement and Plan of Reorganization (the "Agreement") pursuant to which the Fund ("Selling Fund") a series of Seller, would transfer all of its assets to AIM Global Health Care Fund ("Buying Fund"), a series of AIM Investment Funds ("the Reorganization"). Upon closing of the transaction, shareholders of Selling Fund will receive a corresponding class of shares of Buying Fund in exchange for their shares of Selling Fund, and Selling Fund will cease operations.
  The Agreement requires approval of Selling Fund shareholders. The Fund currently intends to submit the Agreement to the shareholders for their consideration at a meeting to be held on or around June 28, 2005. Additional information regarding the Agreement will be included in proxy materials to be mailed to shareholders for consideration. If the Agreement is approved by the shareholders of Selling Fund and certain conditions required by the Agreement are satisfied, the transaction is expected to become effective shortly thereafter.

NOTE 14--OTHER MATTERS

The AIM and INVESCO Families of Funds received requests from the SEC for information concerning the Funds' use of exchange traded funds and other registered investment companies, as well as compliance with Section 12(d)(1) of the Investment Company Act of 1940. After reviewing responsive information, the SEC issued a letter dated September 23, 2004 asserting that the Fund entered into certain securities transactions during the period June 2, 2002 to May 31, 2004 that may not have been in compliance with the percentage ownership restriction of certain investment companies and in particular HOLDRs. To the extent it is determined that these securities transactions were not in compliance, appropriate amounts will be reimbursed. At this time the effect to the shareholder is not expected to be material.

NOTE 15--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                     CLASS A
                                                                   ----------------------------------
                                                                              YEAR ENDED MARCH 31,
                                                                   ----------------------------------
                                                                       2005          2004           2003
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $49.94        $38.56       $ 47.56
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.21)/(a)/   (0.22)/(a)/   (0.22)/(a)(b)/
--------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)   (1.44)        11.60         (8.78)
--------------------------------------------------------------------------------------------------------------
    Total from investment operations                                (1.65)        11.38         (9.00)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $48.29        $49.94       $ 38.56
--------------------------------------------------------------------------------------------------------------
Total return/(c)/                                                   (3.30)%       29.51%       (18.92)%
--------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $5,397        $5,517       $ 3,731
--------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                     1.40%/(d)/    1.40%         1.41%
--------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                  1.42%/(d)/    2.20%         1.88%
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets         (0.42)%/(d)/  (0.49)%       (0.69)%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                               160%          124%          179%
--------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.22) for the year ended March 31, 2003.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
/(d)/Ratios are based on average daily net assets of $5,052,878.

                                                                                     CLASS B
                                                                   ----------------------------------
                                                                              YEAR ENDED MARCH 31,
                                                                   ----------------------------------
                                                                       2005          2004           2003
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $49.33        $38.34       $ 47.56
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.51)/(a)/   (0.52)/(a)/   (0.44)/(a)(b)/
--------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)   (1.43)        11.51         (8.78)
--------------------------------------------------------------------------------------------------------------
    Total from investment operations                                (1.94)        10.99         (9.22)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $47.39        $49.33       $ 38.34
--------------------------------------------------------------------------------------------------------------
Total return/(c)/                                                   (3.93)%       28.66%       (19.39)%
--------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $2,475        $1,983       $   621
--------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                     2.05%/(d)/    2.05%         2.06%
--------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                  2.07%/(d)/    3.07%         2.51%
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets         (1.07)%/(d)/  (1.14)%       (1.22)%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                               160%          124%          179%
--------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.44) for the year ended March 31, 2003.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
/(d)/Ratios are based on average daily net assets of $2,483,256.

                                                                                                 CLASS C
                                                                   ------------------------------------------------------
                                                                                           YEAR ENDED MARCH 31,
                                                                   ------------------------------------------------------
                                                                       2005          2004         2003          2002
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $47.62        $37.27       $ 46.68       $ 45.40
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.51)/(a)/   (0.79)/(a)/   (1.20)/(b)/   (0.35)/(b)/
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)   (1.36)        11.14         (8.21)         1.65
--------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                (1.87)        10.35         (9.41)         1.30
--------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Distributions from net realized gains                                --            --            --            --
--------------------------------------------------------------------------------------------------------------------------
Returns of capital                                                     --            --            --         (0.02)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $45.75        $47.62       $ 37.27       $ 46.68
--------------------------------------------------------------------------------------------------------------------------
Total return/(c)/                                                   (3.93)%       27.77%       (20.16)%        2.85%
--------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $4,334        $6,688       $ 5,846       $15,892
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                     2.05%/(d)/    2.75%         2.81%         2.26%
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                  2.07%/(d)/    3.35%         3.27%         2.26%
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets         (1.07)%/(d)/  (1.84)%       (2.04)%       (1.70)%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                               160%          124%          179%          160%
--------------------------------------------------------------------------------------------------------------------------

                                                                   --------

                                                                   --------
                                                                       2001
--------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 55.50
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.05)/(b)/
--------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)    (0.94)
--------------------------------------------------------------------------------
    Total from investment operations                                 (0.99)
--------------------------------------------------------------------------------
Less distributions:
  Distributions from net realized gains                              (9.11)
--------------------------------------------------------------------------------
Returns of capital                                                      --
--------------------------------------------------------------------------------
Net asset value, end of period                                     $ 45.40
--------------------------------------------------------------------------------
Total return/(c)/                                                    (4.79)%
--------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $10,767
--------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      2.03%
--------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   2.03%
--------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets          (1.08)%
--------------------------------------------------------------------------------
Portfolio turnover rate                                                177%
--------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(1.50), $(0.75) and $(0.10) for the years ended March 31, 2003, 2002 and 2001, respectively.
/(C)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
/(d)/Ratios are based on average daily net assets of $5,510,662.

                                                                                                     CLASS K
                                                                   --------------------------------------------------------


                                                                                     YEAR ENDED MARCH 31,
                                                                   -----------------------------------------------
                                                                       2005          2004         2003           2002
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $48.57        $37.81       $ 46.98       $45.43
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.25)/(a)/   (0.57)/(a)/   (0.23)/(b)/  (0.48)/(a)(b)/
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)   (1.41)        11.33         (8.94)        2.05
----------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                (1.66)        10.76         (9.17)        1.57
----------------------------------------------------------------------------------------------------------------------------
Return of Capital                                                      --            --            --        (0.02)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $46.91        $48.57       $ 37.81       $46.98
----------------------------------------------------------------------------------------------------------------------------
Total return/(c)/                                                   (3.42)%       28.46%       (19.50)%       3.42%
----------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $3,348        $2,987       $ 1,990       $2,405
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                     1.51%/(d)/    2.19%         2.07%        1.71%
----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                  1.52%/(d)/    2.30%         2.07%        1.71%
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets         (0.53)%/(d)/  (1.28)%       (1.29)%      (1.09)%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(f)/                                          160%          124%          179%         160%
----------------------------------------------------------------------------------------------------------------------------

                                                                   ------------
                                                                     NOVEMBER 30,
                                                                   2000 (DATE SALES
                                                                    COMMENCED) TO
                                                                      MARCH 31,
                                                                         2001
-------------------------------------------------------------------
Net asset value, beginning of period                                   $ 55.84
-------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                           (0.22)/(b)/
-------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)       (10.19)
-------------------------------------------------------------------------------------
    Total from investment operations                                    (10.41)
-------------------------------------------------------------------------------------
Return of Capital                                                           --
-------------------------------------------------------------------------------------
Net asset value, end of period                                         $ 45.43
-------------------------------------------------------------------------------------
Total return/(c)/                                                       (18.64)%
-------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                               $     1
-------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                          3.62%/(e)/
-------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                       3.62%/(e)/
-------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets              (2.75)%/(e)/
-------------------------------------------------------------------------------------
Portfolio turnover rate/(f)/                                               177%
-------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.53), $(0.48) and $(0.51) for the year ended March 31, 2003, 2002 and the period ended March 31, 2001, respectively.
/(C)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
/(d)/Ratios are based on average daily net assets of $3,249,263.
/(e)/Annualized.
/(f)/Not annualized for periods less than one year.


                                                                   --------------------------------

                                                                   --------------------------------
                                                                        2005             2004
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  49.88        $    38.53
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.16)/(a)/       (0.24)/(a)/
----------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     (1.44)            11.59
----------------------------------------------------------------------------------------------------
    Total from investment operations                                  (1.60)            11.35
----------------------------------------------------------------------------------------------------
Less distributions:
  Distributions from net realized gains                                  --                --
----------------------------------------------------------------------------------------------------
  Return of Capital                                                      --                --
----------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  48.28        $    49.88
----------------------------------------------------------------------------------------------------
Total return/(c)/                                                     (3.21)%           29.46%
----------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $810,869        $1,035,524
----------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                       1.31%/(d)/        1.45%
----------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                    1.32%/(d)/        1.47%
----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           (0.33)%/(d)/      (0.54)%
----------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 160%              124%
----------------------------------------------------------------------------------------------------

                                                                         INVESTOR CLASS
                                                                   -------------------------------------------------
                                                                      YEAR ENDED MARCH 31,
                                                                   -------------------------------------------------
                                                                         2003               2002                2001
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  47.56          $    45.78          $    55.52
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.28)/(a)(b)/      (0.38)/(a)(b)/      (0.12)/(a)(b)/
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     (8.75)               2.18               (0.51)
----------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  (9.03)               1.80               (0.63)
----------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Distributions from net realized gains                                  --                  --               (9.11)
----------------------------------------------------------------------------------------------------------------------------
  Return of Capital                                                      --               (0.02)                 --
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  38.53          $    47.56          $    45.78
----------------------------------------------------------------------------------------------------------------------------
Total return/(c)/                                                    (18.99)%              3.95%              (4.12)%
----------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $954,765          $1,475,313          $1,580,378
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                       1.44%               1.31%               1.23%
----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                    1.44%               1.31%               1.23%
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           (0.68)%             (0.75)%             (0.20)%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 179%                160%                177%
----------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.28), $(0.38) and $(0.12) for the years ended March 31, 2003, 2002 and 2001, respectively.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
/(d)/Ratios are based on average daily net assets of $926,444,166.

NOTE 16--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.
  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement fund will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement fund by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The IFG and AIM settlement funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading. The settlement funds will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, not to increase certain management fees and to provide more information to investors regarding fees.
  Under the terms of the settlements, AIM is undertaking certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by such Funds related to market timing matters.
  The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.
  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.
  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.
  As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.
  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

  Pending Regulatory Civil Action Alleging Market Timing

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed civil proceedings against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in these proceedings. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code (S) 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection
Act). The WVAG complaint is seeking injunctive relief; civil monetary penalties; a writ of quo warranto against the defendants; pre-judgment and post-judgment interest; costs and expenses, including counsel fees; and other relief.
  If AIM is unsuccessful in its defense of the WVAG proceedings, it could be barred from serving as an investment adviser for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including your Fund. Your Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

  Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.
  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in two of the underlying lawsuits continue to seek remand of their lawsuit to state court.

  Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have beenfiled in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs. Based on a recent court decision, the state court action has been removed to Federal court.

  Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division and subsequently consolidated for pre-trial purposes into one lawsuit.

  Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

  Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

  Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees. These actions have been consolidated for pre-trial purposes.

  Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

  A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.

        *    *    *    *    *    *    *    *    *    *    *    *    *    *
  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
and Shareholders of AIM Health Sciences Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Health Sciences Fund, formerly known as INVESCO Health Sciences Fund (one of the funds constituting AIM Sector Funds, hereafter referred to as the "Fund") at March 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
  As described in Note 13, on March 22, 2005, the Board of Trustees of the Fund approved a plan of merger for the Fund with AIM Global Health Care Fund. This merger is expected to take place in mid 2005 upon the approval of the Fund's shareholders.

/s/ PRICEWATERHOUSECOOPERS LLP

May 20, 2005
Houston, Texas

OTHER INFORMATION

Trustees and Officers
As of March 31, 2005

The address of each trustee and officer of AIM Sector Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and
Positions(s) Held with the             Trustee and/     Principal Occupation(s)                  Other Directorship(s)
Trust                                  or Officer Since During Past 5 Years                      Held by Trustee
---------------------------------------------------------------------------------------------------------------------------------
 Interested Persons
---------------------------------------------------------------------------------------------------------------------------------
 Robert H. Graham/1 /-- 1946           2003             Director and Chairman, A I M Management  None
 Trustee, Vice Chair and President                      Group Inc. (financial services holding
                                                        company); Director and Vice Chairman,
                                                        AMVESCAP PLC and Chairman, AMVESCAP
                                                        PLC -- AIM Division (parent of AIM and
                                                        a global investment management firm)

                                                        Formerly: President and Chief Executive
                                                        Officer, A I M Management Group Inc.;
                                                        Director, Chairman and President, A I M
                                                        Advisors, Inc. (registered investment
                                                        advisor); Director and Chairman, A I M
                                                        Capital Management, Inc. (registered
                                                        investment advisor), A I M
                                                        Distributors, Inc. (registered broker
                                                        dealer), AIM Investment Services, Inc.
                                                        (registered transfer agent), and Fund
                                                        Management Company (registered broker
                                                        dealer); and Chief Executive Officer,
                                                        AMVESCAP PLC  -- Managed Products
---------------------------------------------------------------------------------------------------------------------------------
 Mark H. Williamson/2 /-- 1951         1998             Director, President and Chief Executive  None
 Trustee and Executive Vice President                   Officer, A I M Management Group Inc.;
                                                        Director, Chairman and President, A I M
                                                        Advisors, Inc.; Director, A I M Capital
                                                        Management, Inc. and A I M
                                                        Distributors, Inc.; Director and
                                                        Chairman, AIM Investment Services,
                                                        Inc., Fund Management Company and
                                                        INVESCO Distributors, Inc. (registered
                                                        broker dealer); and Chief Executive
                                                        Officer, AMVESCAP PLC -- AIM Division
                                                        (parent of AIM and a global investment
                                                        management firm)

                                                        Formerly: Director, Chairman, President
                                                        and Chief Executive Officer, INVESCO
                                                        Funds Group, Inc.; President and Chief
                                                        Executive Officer, INVESCO
                                                        Distributors, Inc.; Chief Executive
                                                        Officer, AMVESCAP PLC -- Managed
                                                        Products
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 Independent Trustees
---------------------------------------------------------------------------------------------------------------------------------
 Bruce L. Crockett/3 /-- 1944          2003             Chairman, Crockett Technology            ACE Limited (insurance
 Trustee and Chair                                      Associates (technology consulting        company); and Captaris, Inc.
                                                        company)                                 (unified messaging provider)
---------------------------------------------------------------------------------------------------------------------------------
 Bob R. Baker -- 1936                  1983             Retired                                  None
 Trustee
---------------------------------------------------------------------------------------------------------------------------------
 Frank S. Bayley -- 1939               2003             Retired                                  Badgley Funds, Inc. (registered
 Trustee                                                                                         investment company)
                                                        Formerly: Partner, law firm of Baker &
                                                        McKenzie
---------------------------------------------------------------------------------------------------------------------------------
 James T. Bunch -- 1942                2000             Co-President and Founder, Green,         None
 Trustee                                                Manning & Bunch Ltd., (investment
                                                        banking firm); and Director, Policy
                                                        Studies, Inc. and Van Gilder Insurance
                                                        Corporation
---------------------------------------------------------------------------------------------------------------------------------
 Albert R. Dowden -- 1941              2003             Director of a number of public and       None
 Trustee                                                private business corporations,
                                                        including the Boss Group Ltd. (private
                                                        investment and management); Cortland
                                                        Trust, Inc. (Chairman) (registered
                                                        investment company); Annuity and Life
                                                        Re (Holdings), Ltd. (insurance
                                                        company); and CompuDyne Corporation
                                                        (provider of products and services to
                                                        the public security market)

                                                        Formerly: Director, President and Chief
                                                        Executive Officer, Volvo Group North
                                                        America, Inc.; Senior Vice President,
                                                        AB Volvo; and director of various
                                                        affiliated Volvo companies
---------------------------------------------------------------------------------------------------------------------------------
 Edward K. Dunn, Jr. -- 1935           2003             Retired                                  None
 Trustee
                                                        Formerly: Chairman, Mercantile Mortgage
                                                        Corp.; President and Chief Operating
                                                        Officer, Mercantile-Sale Deposit &
                                                        Trust Co.; and President, Mercantile
                                                        Bankshares Corp.
---------------------------------------------------------------------------------------------------------------------------------
 Jack M. Fields -- 1952                2003             Chief Executive Officer, Twenty First    Administaff and Discovery
 Trustee                                                Century Group, Inc. (government affairs  Global Education Fund (non-
                                                        company) (owner) Dos Angelos Ranch, L.P. profit)

                                                        Formerly: Chief Executive Officer,
                                                        Texana Timber LP (sustainable forestry
                                                        company)
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 Carl Frischling -- 1937               2003             Partner, law firm of Kramer Levin        Cortland Trust, Inc. (registered
 Trustee                                                Naftalis and Frankel LLP                 investment company)
---------------------------------------------------------------------------------------------------------------------------------
 Gerald J. Lewis -- 1933               2000             Chairman, Lawsuit Resolution Services    General Chemical Group, Inc.
 Trustee                                                (San Diego, California)
---------------------------------------------------------------------------------------------------------------------------------
 Prema Mathai-Davis -- 1950            2003             Formerly: Chief Executive Officer, YMCA  None
 Trustee                                                of the USA
---------------------------------------------------------------------------------------------------------------------------------

/(1)/ Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.
/(2)/ Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
/(3)/ Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

As of March 31, 2005

The address of each trustee and officer of AIM Sector Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and
Position(s) Held with the              Trustee and/     Principal Occupation(s) During Past 5    Other Directorship(s)
Trust                                  or Officer Since Years                                    Held by Trustee
----------------------------------------------------------------------------------------------------------------------
 Lewis F. Pennock -- 1942              2003             Partner, law firm of Pennock & Cooper    None
 Trustee
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
 Ruth H. Quigley -- 1935               2003             Retired                                  None
 Trustee
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
 Larry Soll -- 1942                    1997             Retired                                  None
 Trustee
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
 Other Officers
----------------------------------------------------------------------------------------------------------------------
 Lisa O. Brinkley/4 /-- 1959           2004             Senior Vice President, A I M Management  N/A
 Senior Vice President and Chief                        Group Inc.; Senior Vice President and
 Compliance Officer                                     Chief Compliance Officer, A I M
                                                        Advisors, Inc.; Vice President and
                                                        Chief Compliance Officer, A I M Capital
                                                        Management, Inc. and Vice President,
                                                        A I M Distributors, Inc., A I M
                                                        Investment Services, Inc. and Fund
                                                        Management Company

                                                        Formerly: Senior Vice President and
                                                        Compliance Director, Delaware
                                                        Investments Family of Funds and Chief
                                                        Compliance Officer, A I M Distributors,
                                                        Inc.
----------------------------------------------------------------------------------------------------------------------
 Russell C. Burk/5 /-- 1958            2005             Formerly: Director of Compliance and     N/A
 Senior Vice President                                  Assistant General Counsel, ICON
                                                        Advisers, Inc.; Financial Consultant,
                                                        Merrill Lynch; General Counsel and
                                                        Director of Compliance, ALPS Mutual
                                                        Funds, Inc.
----------------------------------------------------------------------------------------------------------------------
 Kevin M. Carome -- 1956               2003             Director, Senior Vice President,         N/A
 Senior Vice President, Secretary and                   Secretary and General Counsel, A I M
 Chief Legal Officer                                    Management Group Inc. and A I M
                                                        Advisors, Inc.; Director and Vice
                                                        President, INVESCO Distributors, Inc.;
                                                        Vice President, A I M Capital
                                                        Management, Inc., and A I M Investment
                                                        Services, Inc.; Director, Vice
                                                        President and General Counsel, Fund
                                                        Management Company; and Senior Vice
                                                        President, A I M Distributors, Inc.

                                                        Formerly: Senior Vice President and
                                                        General Counsel, Liberty Financial
                                                        Companies, Inc.; and Senior Vice
                                                        President and General Counsel, Liberty
                                                        Funds Group, LLC.; and Vice President,
                                                        A I M Distributors, Inc.
----------------------------------------------------------------------------------------------------------------------
 Robert G. Alley -- 1948               2003             Managing Director, Chief Fixed Income    N/A
 Vice President                                         Officer and Senior Investment Officer,
                                                        A I M Capital Management, Inc. and Vice
                                                        President, A I M Advisors, Inc.
----------------------------------------------------------------------------------------------------------------------
 Stuart W. Coco -- 1955                2003             Managing Director and Director of Money  N/A
 Vice President                                         Market Research and Special Projects,
                                                        A I M Capital Management, Inc.; and Vice
                                                        President, A I M Advisors, Inc.
----------------------------------------------------------------------------------------------------------------------
 Sidney M. Dilgren -- 1961             2004             Vice President and Fund Treasurer,       N/A
 Vice President and Treasurer                           A I M Advisors, Inc.

                                                        Formerly: Senior Vice President, A I M
                                                        Investment Services, Inc.; and Vice
                                                        President, A I M Distributors, Inc.
----------------------------------------------------------------------------------------------------------------------
 J. Phillip Ferguson/4 /-- 1945        2005             Senior Vice President and Chief          N/A
 Vice President                                         Investment Officer, A I M Advisors
                                                        Inc.; Director, Chairman, Chief
                                                        Executive Officer, President and Chief
                                                        Investment Officer, A I M Capital
                                                        Management, Inc.; Executive Vice
                                                        President, A I M Management Group Inc.

                                                        Formerly: Senior Vice President, AIM
                                                        Private Asset Management, Inc.; Chief
                                                        Equity Officer, and Senior Investment
                                                        Officer, A I M Capital Management,
                                                        Inc.; and Managing Partner, Beutel,
                                                        Goodman Capital Management
----------------------------------------------------------------------------------------------------------------------
 Mark D. Greenberg -- 1957             2004             Senior Vice President and Senior         N/A
 Vice President                                         Portfolio Manager, A I M Capital
                                                        Management, Inc.

                                                        Formerly: Senior Vice President and
                                                        Senior Portfolio Manager, INVESCO
                                                        Institutional (N.A.), Inc.
----------------------------------------------------------------------------------------------------------------------
 William R. Keithler -- 1952           2004             Senior Vice President and Senior         N/A
 Vice President                                         Portfolio Manager, A I M Capital
                                                        Management, Inc.

                                                        Formerly: Senior Vice President,
                                                        Director of Sector Management and
                                                        Senior Portfolio Manager, INVESCO
                                                        Institutional (N.A.), Inc.
----------------------------------------------------------------------------------------------------------------------
 Karen Dunn Kelley -- 1960             2003             Director of Cash Management, Managing    N/A
 Vice President                                         Director and Chief Cash Management
                                                        Officer, A I M Capital Management,
                                                        Inc.; Director and President, Fund
                                                        Management Company, and Vice President,
                                                        A I M Advisors, Inc.
----------------------------------------------------------------------------------------------------------------------

/(4)/ Ms. Brinkley was elected Senior Vice President and Chief Compliance
      Officer of the Trust effective September 20, 2004.
/(5)/ Mr. Burk was elected Senior Vice President of the Trust effective
      February 15, 2005.
/(6)/ Mr. Ferguson was elected Vice President of the Trust effective February
      24, 2005.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND          INVESTMENT ADVISOR          DISTRIBUTOR                   AUDITORS
11 Greenway Plaza.          A I M Advisors, Inc.        A I M Distributors, Inc.      PricewaterhouseCoopers LLP
Suite 100                   11 Greenway Plaza           11 Greenway Plaza             1201 Louisiana Street
Houston, TX 77046-1173      Suite 100                   Suite 100                     Suite 2900
                            Houston, TX 77046-1173      Houston, TX 77046-1173        Houston, Texas 77002-5678
COUNSEL TO THE FUND         COUNSEL TO THE              TRANSFER AGENT                CUSTODIAN
Ballard Spahr               INDEPENDENT TRUSTEES        AIM Investment Services, Inc. State Street Bank and Trust
Andrews & Ingersoll, LLP    Kramer, Levin, Naftalis &   P.O. Box 4739                 Company
1735 Market Street          Frankel LLP                 Houston, TX 77210-4739        225 Franklin Street
Philadelphia, PA 19103-7599 1177 Avenue of the Americas                               Boston, MA 02110-2801
                            New York, NY 10036-2714

      Domestic Equity                           Sector Equity

AIM Aggressive Growth Fund                AIM Advantage Health Sciences Fund/1/
AIM Basic Balanced Fund*                  AIM Energy Fund/1/
AIM Basic Value Fund                      AIM Financial Services Fund/1/
AIM Blue Chip Fund                        AIM Global Health Care Fund
AIM Capital Development Fund              AIM Global Real Estate Fund
AIM Charter Fund                          AIM Gold & Precious Metals Fund/1/
AIM Constellation Fund                    AIM Leisure Fund/1/
AIM Diversified Dividend Fund             AIM Multi-Sector Fund/1/
AIM Dynamics Fund/1/                      AIM Real Estate Fund/7/
AIM Large Cap Basic Value Fund            AIM Technology Fund/1/
AIM Large Cap Growth Fund                 AIM Utilities Fund/1/
AIM Mid Cap Basic Value Fund
AIM Mid Cap Core Equity Fund/2/                 Fixed Income
AIM Mid Cap Growth Fund
AIM Opportunities I Fund                  TAXABLE
AIM Opportunities II Fund
AIM Opportunities III Fund                AIM Floating Rate Fund
AIM Premier Equity Fund                   AIM High Yield Fund
AIM S&P 500 Index Fund/1/                 AIM Income Fund
AIM Select Equity Fund                    AIM Intermediate Government Fund
AIM Small Cap Equity Fund/1/              AIM Limited Maturity Treasury Fund
AIM Small Cap Growth Fund/4/              AIM Money Market Fund
AIM Small Company Growth Fund/1/          AIM Short Term Bond Fund
AIM Trimark Endeavor Fund                 AIM Total Return Bond Fund
AIM Trimark Small Companies Fund          Premier Portfolio
AIM Weingarten Fund                       Premier U.S. Government Money
                                           Portfolio/1/
* Domestic equity and income fund
                                          TAX-FREE

      International/Global Equity         AIM High Income Municipal Fund
                                          AIM Municipal Bond Fund
AIM Asia Pacific Growth Fund              AIM Tax-Exempt Cash Fund
AIM Developing Markets Fund               AIM Tax-Free Intermediate Fund
AIM European Growth Fund                  Premier Tax-Exempt Portfolio
AIM European Small Company Fund/5/
AIM Global Aggressive Growth Fund
AIM Global Equity Fund                          AIM Allocation Solutions
AIM Global Growth Fund
AIM Global Value Fund                     AIM Conservative Allocation Fund
AIM International Core Equity Fund/1/     AIM Growth Allocation Fund/8/
AIM International Growth Fund             AIM Moderate Allocation Fund
AIM International Small Company Fund/6/   AIM Moderate Growth Allocation Fund
AIM Trimark Fund                          AIM Moderately Conservative
                                           Allocation Fund

/1/ The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. /2/ As of end of business on February 27, 2004, AIM Mid Cap Core Equity Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. /3/ Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. /4/ As of end of business on March 18, 2002, AIM Small Cap Growth Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. /5/ As of end of business on March 28, 2005, AIM European Small Company Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. /6/ Effective December 30, 2004, AIM International Emerging Growth Fund was renamed AIM International Small Company Fund. As of end of business on March 14, 2005, the Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. /7/ As of end of business on April 29, 2005, AIM Real Estate Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. /8/ Effective April 29, 2005, AIM Aggressive Allocation Fund was renamed AIM Growth Allocation Fund.

     If used after July 20, 2005, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $131 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $375 billion in assets under management. Data as of March 31, 2005.

--------------------------------------------------------------------------------
CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR AND READ IT CAREFULLY BEFORE INVESTING.
--------------------------------------------------------------------------------

AIMinvestments.com                I-HSC-AR-1            A I M Distributors, Inc.

                          [YOUR GOALS. OUR SOLUTIONS.]
                            - REGISTERED TRADEMARK -


Mutual   Retirement   Annuities   College    Separately   Offshore   Cash
Funds    Products                 Savings    Managed      Products   Management
                                  Plans      Accounts


                                                          [AIM INVESTMENTS LOGO]
                                                        - REGISTERED TRADEMARK -

                                                                AIM LEISURE FUND

                                  Annual Report to Shareholders . March 31, 2005


                                 [COVER IMAGE]

                                                   FORMERLY INVESCO LEISURE FUND


                          [YOUR GOALS. OUR SOLUTIONS.]
                            - REGISTERED TRADEMARK -

                                                          [AIM INVESTMENTS LOGO]
                                                        - REGISTERED TRADEMARK -

AIM LEISURE FUND SEEKS TO PROVIDE CAPITAL GROWTH.

.. Unless otherwise stated, information presented in this report is as of March 31, 2005, and is based on total net assets.

.. Effective October 15, 2004, INVESCO Leisure Fund was renamed AIM Leisure Fund.

ABOUT SHARE CLASSES

.. Effective September 30, 2003, Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code, including 401(k) plans, money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

.. Class K shares are available only to certain retirement plans. Please see the prospectus for more information.

.. Investor Class shares are closed to most investors. For more information on who may continue to invest in the Investor Class shares, please see the prospectus.

PRINCIPAL RISKS OF INVESTING IN THE FUND

.. Investing in a single-sector or single-region mutual fund involves greater risk and potential reward than investing in a more diversified fund.

.. Investing in small and mid-size companies involves risks not associated with investing in more established companies, including business risk, significant stock price fluctuations and illiquidity.

.. The Fund may invest up to 25% of its assets in the securities of non-U.S. issuers. Securities of Canadian issuers and American Depository Receipts are not subject to this 25% limitation. International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

ABOUT INDEXES USED IN THIS REPORT

.. The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500 --REGISTERED TRADEMARK-- Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

.. The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

.. A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

OTHER INFORMATION

.. The returns shown in management's discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

.. Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. Shareholders can look up the Fund's Forms N-Q on the SEC's Web site at sec.gov.Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202-942-8090 or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-3826 and 002-85905. The Fund's most recent portfolio holdings, as filed on Form N-Q, are also available at AIMinvestments.com.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-959-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC's Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2004 is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC's Web site, sec.gov.

--------------------------------------------------------------------------------
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
--------------------------------------------------------------------------------

NOT FDIC INSURED        MAY LOSE VALUE          NO BANK GUARANTEE

AIMINVESTMENTS.COM

AIM LEISURE FUND

                    DEAR FELLOW SHAREHOLDERS:

                    The fiscal year covered by this report saw both equities and bonds* produce positive total returns, but it wasn't a very smooth ride. Markets were at their best during the second half of 2004--bonds during the third quarter of that year and equities during the fourth. Returns turned negative for both asset classes during the first quarter of 2005.

[GRAHAM PHOTO]        The huge run-up in the price of oil over the course of the fiscal year goes a long way toward explaining the markets' loss of confidence early in 2005. The Consumer Price Index rose more in March 2005 than one month earlier. Energy costs advanced 4.0% in March; the petroleum-based subset of energy increased 7.8%.

ROBERT H. GRAHAM      Another negative factor has been Federal Reserve policy.
                    With a view to warding off potential inflation, the Federal Reserve (the Fed) raised short-term interest rates in March, the seventh such move since mid-year 2004. The Fed noted that inflationary pressures have picked up recently and that businesses' ability to raise prices appeared stronger than in the recent past. There is a virtually universal expectation that the Fed will continue to increase short-term interest rates during 2005, which could ultimately dampen economic performance. (In early May, after the close of the reporting period, the Fed raised rates once again.)

[WILLIAMSON PHOTO]    Nevertheless, there was also much good news for investors
                    as of March 31, 2005:

                    . The Institute for Supply Management's manufacturing and
                      non-manufacturing indexes--based on surveys of purchasing managers in industries that cover more than 80% of the U.S. economy--both indicated continued healthy growth during March and April and remained in very strong territory. April was the 42nd month in a row these surveys showed the economy as a whole expanding.

MARK H. WILLIAMSON  . Job growth during March was weaker than in the recent past, though the unemployment rate declined over the course of the fiscal year. In fact, less than robust job growth during March was good news for bond investors--there is still enough slack in the job market to keep wage inflation from becoming an issue.

                    . Bond yields haven't risen as much as might be expected
                      given seven increases in short-term rates over the fiscal year. Evidently, the bond market is not anticipating a long-term inflationary pattern.

                      So once again we are seeing a good news/bad news
                    combination--a situation that is far from unusual. Over the short term, financial markets are unpredictable. It is over the long term that they have been rewarding to investors, and we remain confident in their long-term outlook. Given the inability to make accurate short-term forecasts, as always, we urge our shareholders to:

                    . keep a long-term investment perspective,

                    . make sure their portfolios are suitably diversified, and

                    . contact their financial advisors when they have questions or concerns about their investments or the markets.

                    YOUR FUND

                    The following pages present a discussion of your Fund's approach to investing, an explanation of its performance over the fiscal year, and a summary of its portfolio as that year closed. Further information about your Fund and The AIM Family of Funds --REGISTERED TRADEMARK-- , as well as general information concerning investing, is always available on our widely praised Web site, AIMinvestments.com. We invite you to visit frequently.

                      As always, we at AIM are dedicated to building solutions
                    to help you meet your investment goals. We thank you for your continued participation in AIM Investments --REGISTERED TRADEMARK-- . If you have any questions, please contact our award-winning Client Service representatives at 800-959-4246. We are pleased to be of help.

                    Sincerely,

                    /s/ ROBERT H. GRAHAM          /s/ MARK H. WILLIAMSON

                    Robert H. Graham              Mark H. Williamson
                    Trustee, President &          Chairman & President,
                    Vice Chair, AIM Funds         A I M Advisors, Inc.

                    May 20, 2005

                    *Equities represented by the S&P 500 Index, an index of common stocks often used as a general measure of U.S. stock market performance; bonds by the Lehman U.S. Aggregate Bond Index, an index compiled by Lehman Brothers, the global investment bank, that represents the U.S. investment-grade fixed-rate bond market.

                    AIM INVESTMENTS IS A REGISTERED SERVICE MARK OF A I M MANAGEMENT GROUP INC. A I M ADVISORS, INC. AND A I M CAPITAL MANAGEMENT, INC. ARE THE INVESTMENT ADVISORS AND A I M DISTRIBUTORS, INC. IS THE DISTRIBUTOR FOR THE RETAIL FUNDS REPRESENTED BY AIM INVESTMENTS.

AIM LEISURE FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

We are pleased to report that for the fiscal year ended March 31, 2005, Investor Class shares of AIM Leisure Fund delivered positive returns to shareholders that exceeded those of the broad U.S. stock market, as represented by the S&P 500 Index. This was the seventh consecutive year in which the Fund's Investor Class shares outperformed the S&P 500 Index.

--------------------------------------------------------------------------------
FUND VS. INDEXES

TOTAL RETURNS, 3/31/04-3/31/05, EXCLUDING APPLICABLE SALES CHARGES. IF SALES CHARGES WERE INCLUDED, RETURNS WOULD BE LOWER.

Class A Shares                           7.23%

Class B Shares                           6.54

Class C Shares                           6.55

Class K Shares                           7.13

Investor Class Shares                    7.35

S&P 500 Index (Broad Market Index /
Style-specific Index)                    6.69

SOURCE: LIPPER, INC.
--------------------------------------------------------------------------------

     AIM Leisure Fund outperformed the S&P 500 Index as a result of strong stock selection. The Fund also outperformed the consumer discretionary sector of the S&P 500 Index in which the Fund invests the bulk of its assets. Some consumer discretionary stocks were hurt by worries about rising interest rates and higher energy prices, a more detailed discussion of which appears below.

HOW WE INVEST

We manage the Fund using a bottom-up investment approach, focusing on companies that profit from consumer spending on leisure activities. This bottom-up approach is intended to identify leisure-related businesses with:

.. Strong fundamentals and promising growth potential.

.. Valuations below those of the broad market.

.. Managements that have long-term visions for their companies, and the skills needed to grow their market share and earnings at faster rates than their competitors.

     Just as we look for managements with long-term visions, we maintain a long-term investment horizon. That is why the Fund maintains a relatively low portfolio turnover rate. We look for long-term growth opportunities because we are far more confident in our ability to analyze a company's long-term growth potential than we are in the treacherous practice of trying to time short-term market cycles. Simply put, we believe we can better serve the needs of our shareholders by concentrating on the next couple of years, not the next couple of months. Leisure-related industries encompass such diverse industries as media, gaming, retailers and travel, among others. While we maintain a higher concentration of assets in stocks in which we have the most conviction, based on our fundamental research, we make a conscious effort to diversify the Fund's holdings across leisure-related industries. The Fund may invest in companies of all market capitalizations, and its holdings typically number between 70 and 100.

     We reduce or eliminate a holding if we see a negative change in the company's or its industry's fundamentals. We also may sell a Fund holding if it reaches what we consider to be our target price.

       This was the seventh consecutive year in which the Fund's Investor
                  Class shares outperformed the S&P 500 Index.

MARKET CONDITIONS AND YOUR FUND

For much of the fiscal year ended March 31, 2005, there was concern that rising interest rates and rising energy prices might crimp discretionary consumer spending. But for the most part, these concerns were not borne out.

     The U.S. economy generally continued to strengthen during the fiscal year, consumer

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION                    TOP 10 EQUITY HOLDINGS*                         TOTAL NET ASSETS          $907.0 million
By sector                                                                                TOTAL NUMBER OF HOLDINGS*             81
   [PIE CHART]
Consumer Staples                   7.2%  1. Omnicom Group Inc.                     6.5%
Financials                         4.2%  2. Harrah's Entertainment, Inc.           6.0
Information Technology             1.7%  3. Cablevision Systems Corp.-New York
Industrials                        1.5%     Group-Class A                          3.9
Investment Companies Exchange            4. News Corp.-Class A                     3.8
 Traded Funds                      2.9%  5. Liberty Media Corp.-Class A            3.5
Money Market Funds Plus                  6. Groupe Bruxelles Lambert S.A.
 Other Assets Less Liabilities     2.4%     (Belgium)                              3.1
Consumer Discretionary            80.1%  7. International Game Technology          2.9
                                         8. Starwood Hotels & Resorts
                                            Worldwide, Inc.                        2.9
                                         9. Time Warner Inc.                       2.4
                                         10. Allied Domecq PLC (United Kingdom)    2.1

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.
--------------------------------------------------------------------------------
spending generally rose and the broad U.S. stock market delivered positive returns. The U.S. Federal Reserve raised its federal funds target rate seven times during the fiscal year. Higher interest rates can force consumers to spend more on adjustable rate mortgages, auto loans and credit card bills--leaving them with less money to spend on discretionary items and leisure activities.

     Similarly, rising gasoline prices can threaten consumer spending. According to the U.S. Energy Information Administration, average gasoline prices nationwide rose by more than 20% in calendar year 2004--and by an additional 20% during the first quarter of 2005. While we were pleasantly surprised at how little impact record-high oil and gasoline prices had on consumer spending and travel-related industries, we continued to pay close attention to energy trends.

     What minor changes we made to our holdings stemmed from our bottom-up investment process:

.. We trimmed some gaming stocks that appreciated since we purchased them.

.. We added retail and restaurant stocks whose valuations we considered more attractive.

.. We initiated a small position in Yahoo!, a leading Internet portal and search engine.

.. We added to the Fund's cruise line holdings.

     While Yahoo! commands a premium valuation, we believe the growth of Internet advertising and Yahoo!'s market leadership offers the potential for long-term stock price appreciation.

     Cruise lines generally detracted from Fund performance in the first quarter of 2005, but we continued to regard them as solid long-term investments. In particular, we have owned Carnival for some time because its management has consistently grown market share by segmenting its brands (which include Princess, Holland America and Cunard, among others) to appeal to passengers with different demographic and economic characteristics.

     Some of the most significant contributors to Fund performance for the year included hotel and casino stocks. Starwood Hotels is a stock we have held for several years that continues to benefit Fund performance. Starwood's brand names include St. Regis --REGISTERED TRADEMARK--, Sheraton --REGISTERED TRADEMARK-- ,

     While we were pleasantly surprised at how little impact record-high oil and gasoline prices had on consumer spending and travel-related industries, we continued to pay close attention to energy trends.

Westin --REGISTERED TRADEMARK-- and W --REGISTERED TRADEMARK-- . We have been impressed with Starwood's innovative ability to take a basic product--a hotel room--and differentiate it from that of its competitors.

     Casino operator Harrah's Entertainment was the Fund's top performer and is a stock that reflects our long-term investment approach. We have owned Harrah's for more than six years and have been impressed with the company's management, which has consistently grown its market share. At the close of the year, Harrah's remained a top holding in the Fund because we believed the company is uniquely positioned to benefit from liberalized gaming laws and new casino construction.

     NBTY, a leading U.S. manufacturer and distributor of nutritional supplements worldwide, was a stock that detracted from performance but which we continued to hold because of its positive long-term growth prospects. In 2004, Fortune magazine named the company one of the fastest-growing companies in America following its acquisition of competitor Rexall Sundown. In June 2004, however, the company reported a 12% decline in sales for April and May, sending its stock price down sharply.

IN CLOSING

We were pleased that the Fund again outperformed the S&P 500 Index. While rising interest rates and energy prices appear not to have adversely affected consumer spending yet, at the close of the reporting period we were vigilant about monitoring such trends and prepared to react as necessary. Nonetheless, sectors go in and out of favor, and at times the Fund will underperform the broad market. During such periods, investors would do well to remember that spending on leisure-related activities has grown faster than the overall market over the last 40 years. As always, we thank you for your continuing investment in AIM Leisure Fund.

THE VIEWS AND OPINIONS EXPRESSED IN MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE ARE THOSE OF A I M ADVISORS, INC. THESE VIEWS AND OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE VIEWS AND OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR RECOMMENDATIONS, OR AS AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT A I M ADVISORS, INC. MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

          See important Fund and index disclosures inside front cover.

--------------------------------------------------------------------------------

[GREENBERG PHOTO]

MARK D. GREENBERG, Chartered Financial Analyst, senior portfolio manager, is portfolio manager of AIM Leisure Fund. Mr. Greenberg began his investment career in 1980, and media and entertainment stocks became his focus in 1983. He joined the Fund's advisor in 1996. Mr. Greenberg attended City University in London, England, and received his B.S.B.A. in economics with a specialization in finance from Marquette University.

--------------------------------------------------------------------------------

                              [RIGHT ARROW GRAPHIC]

FOR A PRESENTATION OF YOUR FUND'S LONG-TERM PERFORMANCE RECORD, PLEASE TURN TO PAGE 5.

AIM LEISURE FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2004, through March 31, 2005.

ACTUAL EXPENSES
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended March 31, 2005, appear in the table "Cumulative Total Returns" on page 5. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

--------------------------------------------------------------------------------

                                             ACTUAL                          HYPOTHETICAL
                                                                  (5% ANNUAL RETURN BEFORE EXPENSES)

             BEGINNING ACCOUNT    ENDING ACCOUNT     EXPENSES     ENDING ACCOUNT        EXPENSES
SHARE              VALUE               VALUE       PAID DURING         VALUE           PAID DURING
CLASS           (10/1/04)          (3/31/05)/1/     PERIOD/2/        (3/31/05)          PERIOD/2/
  A           $ 1,000.00            $ 1,112.70       $   7.16       $ 1,018.15           $  6.84
  B             1,000.00              1,109.00          10.57         1,014.91             10.10
  C             1,000.00              1,109.10          10.57         1,014.91             10.10
  K             1,000.00              1,112.20           7.69         1,017.65              7.34
Investor        1,000.00              1,113.10           6.64         1,018.65              6.34

/1/The actual ending account value is based on the actual total return of the Fund for the period, October 1, 2004, to March 31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended March 31, 2005, appear in the table "Cumulative Total Returns" on page 5.

/2/Expenses are equal to the Fund's annualized expense ratio, 1.36%, 2.01%, 2.01%, 1.46% and 1.26% for Class A, B, C, K and Investor Class shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
--------------------------------------------------------------------------------

                                              [ARROW
                                              BUTTON  For More Information Visit
                                              IMAGE]  AIMINVESTMENTS.COM

AIM LEISURE FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Your Fund's total return includes reinvested distributions, maximum applicable sales charges, Fund expenses and management fees. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and tables does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance of the indexes does not reflect the effects of taxes.

     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $10,000 and $20,000 is the same size as the space between $20,000 and $40,000, the space between $20,000 and $40,000 is the same as that between $40,000 and $80,000, and so on.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
As of 3/31/05, including applicable sales charges
CLASS A SHARES
Inception (3/28/02)                3.65%
   1 Year                          1.35

CLASS B SHARES
Inception (3/28/02)                3.98%
   1 Year                          1.54

CLASS C SHARES
Inception (2/14/00)                3.13%
   5 Years                         2.50
   1 Year                          5.55

CLASS K SHARES
Inception (12/14/01)               7.18%
   1 Year                          7.13

INVESTOR CLASS SHARES
Inception (1/19/84)               16.63%
   10 Years                       14.14%
   5 Years                         3.37
   1 Year                          7.35
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RESULTS OF A $10,000 INVESTMENT
Fund data from 1/19/84 (index data from 1/31/84)

                                [MOUNTAIN CHART]

                AIM LEISURE FUND                                         AIM LEISURE FUND
                INVESTOR CLASS                                            INVESTOR CLASS
  DATE             SHARES             S&P 500 INDEX             DATE          SHARES           S&P 500 INDEX
  1/19/84           $ 10000
     1/84             10000                10000                10/94          66554               41821
     2/84              9975                 9648                11/94          65024               40300
     3/84              9850                 9815                12/94          65056               40897
     4/84              9901                 9908                 1/95          64230               41957
     5/84              9601                 9360                 2/95          67448               43590
     6/84             10126                 9563                 3/95          69505               44874
     7/84              9913                 9445                 4/95          68706               46195
     8/84             10700                10488                 5/95          69592               48038
     9/84             10500                10490                 6/95          72598               49152
    10/84             10663                10531                 7/95          76802               50781
    11/84             10424                10413                 8/95          77508               50908
    12/84             10689                10687                 9/95          75733               53055
     1/85             11595                11520                10/95          73196               52866
     2/85             12262                11661                11/95          75012               55184
     3/85             12602                11668                12/95          75334               56247
     4/85             12299                11658                 1/96          77451               58159
     5/85             12703                12331                 2/96          79287               58700
     6/85             12904                12524                 3/96          80381               59265
     7/85             12904                12506                 4/96          83845               60138
     8/85             12917                12385                 5/96          84868               61686
     9/85             12087                12011                 6/96          84308               61922
    10/85             12679                12566                 7/96          77884               59187
    11/85             13348                13428                 8/96          79753               60438
    12/85             14132                14078                 9/96          82752               63836
     1/86             14271                14157                10/96          80997               65596
     2/86             16027                15214                11/96          83614               70550
     3/86             17064                16063                12/96          82167               69153
     4/86             17696                15883                 1/97          83769               73471
     5/86             18794                16727                 2/97          83367               74047
     6/86             19730                17010                 3/97          81108               71011
     7/86             17467                16059                 4/97          82487               75246
     8/86             17771                17250                 5/97          86636               79847
     9/86             16558                15823                 6/97          91514               83396
    10/86             17877                16736                 7/97          95046               90030
    11/86             17546                17143                 8/97          93734               84990
    12/86             16792                16705                 9/97          99227               89642
     1/87             18520                18955                10/97          99058               86652
     2/87             20405                19704                11/97         100406               90660
     3/87             20405                20272                12/97         103900               92216
     4/87             19871                20092                 1/98         103453               93235
     5/87             19588                20266                 2/98         110933               99955
     6/87             20515                21290                 3/98         119963              105070
     7/87             22275                22369                 4/98         120047              106146
     8/87             22558                23203                 5/98         117886              104324
     9/87             22102                22694                 6/98         123650              108558
    10/87             16387                17807                 7/98         122303              107411
    11/87             15312                16340                 8/98         102355               91893
    12/87             16913                17582                 9/98         108036               97784
     1/88             17405                18321                10/98         114086              105726
     2/88             18662                19172                11/98         121764              112131
     3/88             19299                18580                12/98         134841              118588
     4/88             19607                18786                 1/99         145952              123546
     5/88             19262                18946                 2/99         142902              119706
     6/88             20955                19815                 3/99         152362              124495
     7/88             20936                19739                 4/99         164871              129316
     8/88             19990                19070                 5/99         164953              126265
     9/88             21591                19882                 6/99         175329              133254
    10/88             21829                20435                 7/99         174768              129111
    11/88             20956                20143                 8/99         169192              128472
    12/88             21739                20494                 9/99         177787              124954
     1/89             23450                21994                10/99         188384              132858
     2/89             23851                21447                11/99         198801              135558
     3/89             24779                21947                12/99         223293              143531
     4/89             26890                23085                 1/00         208467              136321
     5/89             28111                24016                 2/00         207341              133743
     6/89             27510                23881                 3/00         221046              146819
     7/89             29985                26035                 4/00         207054              142403
     8/89             31077                26542                 5/00         198006              139484
     9/89             31459                26434                 6/00         209827              142919
    10/89             30452                25821                 7/00         210016              140687
    11/89             30620                26345                 8/00         220201              149420
    12/89             30054                26977                 9/00         213309              141534
     1/90             26931                25167                10/00         213821              140933
     2/90             27330                25491                11/00         196052              129831
     3/90             28483                26166                12/00         205502              130468
     4/90             28463                25514                 1/01         226032              135094
     5/90             31315                27996                 2/01         219567              122783
     6/90             31208                27808                 3/01         208874              115009
     7/90             29888                27719                 4/01         224185              123940
     8/90             25803                25216                 5/01         231717              124771
     9/90             23393                23991                 6/01         229702              121735
    10/90             22747                23890                 7/01         216540              120537
    11/90             25101                25431                 8/01         209177              112998
    12/90             26760                26139                 9/01         174454              103874
     1/91             28556                27274                10/01         183682              105856
     2/91             30958                29222                11/01         203979              113974
     3/91             33177                29929                12/01         213934              114973
     4/91             33111                30000                 1/02         211195              113296
     5/91             35488                31290                 2/02         214722              111111
     6/91             33157                29858                 3/02         221422              115290
     7/91             34390                31248                 4/02         217790              108303
     8/91             36344                31986                 5/02         217681              107508
     9/91             36322                31451                 6/02         192953               99853
    10/91             38076                31873                 7/02         179022               92071
    11/91             37155                30592                 8/02         183050               92674
    12/91             40874                34085                 9/02         172597               82612
     1/92             41618                33450                10/02         176740               89876
     2/92             43079                33883                11/02         190260               95160
     3/92             43079                33225                12/02         180938               89573
     4/92             41795                34200                 1/03         177011               87231
     5/92             41924                34367                 2/03         170763               85920
     6/92             41157                33856                 3/03         175203               86752
     7/92             42079                35238                 4/03         190498               93894
     8/92             41721                34518                 5/03         201528               98837
     9/92             42977                34924                 6/03         202999              100099
    10/92             44297                35043                 7/03         206470              101865
    11/92             48890                36233                 8/03         211921              103848
    12/92             50440                36678                 9/03         207195              102748
     1/93             52422                36984                10/03         219129              108558
     2/93             51604                37488                11/03         224936              109512
     3/93             54974                38279                12/03         235778              115251
     4/93             53699                37353                 1/04         237830              117366
     5/93             56556                38350                 2/04         242491              118997
     6/93             55769                38462                 3/04         242952              117202
     7/93             56857                38307                 4/04         239040              115364
     8/93             62543                39757                 5/04         238753              116944
     9/93             66814                39453                 6/04         239732              119217
    10/93             69260                40268                 7/04         225756              115272
    11/93             67224                39884                 8/04         224221              115734
    12/93             68460                40367                 9/04         234333              116988
     1/94             67050                41738                10/04         242628              118775
     2/94             67198                40605                11/04         254954              123579
     3/94             64637                38838                12/04         267880              127783
     4/94             64082                39336                 1/05         259924              124669
     5/94             62967                39979                 2/05         263693              127291
     6/94             61172                39001                 3/05      $  260819           $  125039
     7/94             63613                40280
     8/94             65935                41928
     9/94             65935                40904

                                                            SOURCE: LIPPER, INC.
--------------------------------------------------------------------------------

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit AIMinvestments.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase.

     Class K shares do not have a front-end sales charge; returns shown are at net asset value and do not reflect a 0.70% CDSC that may be imposed on a total redemption of retirement plan assets within the first year.

     Investor Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

     The performance of the Fund's share classes will differ due to different sales charge structures and class expenses.

     Had the advisor not waived fees and/or reimbursed expenses for Class K shares, performance would have been lower.

--------------------------------------------------------------------------------
CUMULATIVE TOTAL RETURNS
Excluding applicable sales charges
6 months ended 3/31/05
Class A Shares                    11.27%
Class B Shares                    10.90
Class C Shares                    10.91
Class K Shares                    11.22
Investor Class Shares             11.31
--------------------------------------------------------------------------------

FINANCIALS

SCHEDULE OF INVESTMENTS
March 31, 2005

                                                                    MARKET
                                                        SHARES      VALUE
 -----------------------------------------------------------------------------
 DOMESTIC COMMON STOCKS & OTHER
  EQUITY INTERESTS-77.85%

 ADVERTISING-7.32%
 Harte-Hanks, Inc.                                       268,550 $   7,401,238
 -----------------------------------------------------------------------------
 Omnicom Group Inc.                                      666,100    58,963,172
 -----------------------------------------------------------------------------
                                                                    66,364,410
 -----------------------------------------------------------------------------

 APPAREL, ACCESSORIES & LUXURY
  GOODS-2.85%
 Carter's, Inc./(a)/                                      62,400     2,480,400
 -----------------------------------------------------------------------------
 Columbia Sportswear Co./(a)/                             94,100     5,008,943
 -----------------------------------------------------------------------------
 Polo Ralph Lauren Corp.                                 472,400    18,329,120
 -----------------------------------------------------------------------------
                                                                    25,818,463
 -----------------------------------------------------------------------------

 BREWERS-1.82%
 Anheuser-Busch Cos., Inc.                               349,000    16,539,110
 -----------------------------------------------------------------------------

 BROADCASTING & CABLE TV-16.43%
 Cablevision Systems Corp.-New York Group-Class A/(a)/ 1,256,593    35,247,434
 -----------------------------------------------------------------------------
 Clear Channel Communications, Inc.                      294,249    10,142,763
 -----------------------------------------------------------------------------
 Comcast Corp.-Class A/(a)/                              467,200    15,782,016
 -----------------------------------------------------------------------------
 DIRECTV Group, Inc. (The)/(a)/                          154,823     2,232,548
 -----------------------------------------------------------------------------
 EchoStar Communications Corp.-Class A                   395,085    11,556,236
 -----------------------------------------------------------------------------
 Gray Television, Inc.                                   640,100     9,262,247
 -----------------------------------------------------------------------------
 Liberty Media Corp.-Class A/(a)/                      3,056,389    31,694,754
 -----------------------------------------------------------------------------
 Liberty Media Corp.-Class B/(a)/                        179,925     1,905,406
 -----------------------------------------------------------------------------
 Liberty Media International, Inc.-Class A/(a)/          153,689     6,722,357
 -----------------------------------------------------------------------------
 NTL Inc./(a)/                                            63,100     4,017,577
 -----------------------------------------------------------------------------
 Scripps Co. (E.W.) (The)-Class A                        168,600     8,219,250
 -----------------------------------------------------------------------------
 Sinclair Broadcast Group, Inc.-Class A                  581,200     4,667,036
 -----------------------------------------------------------------------------
 Spanish Broadcasting System, Inc.-Class A/(a)/          271,200     2,782,512
 -----------------------------------------------------------------------------
 Univision Communications Inc.-Class A/(a)/              174,300     4,826,367
 -----------------------------------------------------------------------------
                                                                   149,058,503
 -----------------------------------------------------------------------------

 CASINOS & GAMING-12.01%
 Aztar Corp./(a)/                                        132,900     3,795,624
 -----------------------------------------------------------------------------
 Harrah's Entertainment, Inc.                            838,500    54,150,330
 -----------------------------------------------------------------------------
 International Game Technology                         1,001,000    26,686,660
 -----------------------------------------------------------------------------
 Mandalay Resort Group                                    61,300     4,321,037
 -----------------------------------------------------------------------------
 MGM MIRAGE/(a)/                                         119,816     8,485,369
 -----------------------------------------------------------------------------
 Wynn Resorts, Ltd./(a)/                                 169,200    11,461,608
 -----------------------------------------------------------------------------
                                                                   108,900,628
 -----------------------------------------------------------------------------

 DIVERSIFIED COMMERCIAL SERVICES-1.45%
 Cendant Corp.                                           642,400    13,194,896
 -----------------------------------------------------------------------------

 FOOTWEAR-0.69%
 NIKE, Inc.-Class B                                       75,000     6,248,250
 -----------------------------------------------------------------------------

                                                                 MARKET
                                                     SHARES      VALUE
     -------------------------------------------------------------------------

     GENERAL MERCHANDISE STORES-0.94%
     Target Corp.                                     169,700 $   8,488,394
     -------------------------------------------------------------------------

     HOME ENTERTAINMENT SOFTWARE-0.37%
     Electronic Arts Inc./(a)/                         64,000     3,313,920
     -------------------------------------------------------------------------

     HOTELS, RESORTS & CRUISE LINES-6.38%
     Hilton Hotels Corp.                              680,750    15,214,763
     -------------------------------------------------------------------------
     Marriott International, Inc.-Class A             241,000    16,113,260
     -------------------------------------------------------------------------
     Starwood Hotels & Resorts Worldwide, Inc./(b)/   442,660    26,572,880
     -------------------------------------------------------------------------
                                                                 57,900,903
     -------------------------------------------------------------------------

     INTERNET RETAIL-0.70%
     IAC/InterActiveCorp/(a)/                         286,700     6,384,809
     -------------------------------------------------------------------------

     INTERNET SOFTWARE & SERVICES-1.30%
     Yahoo! Inc./(a)/                                 348,900    11,827,710
     -------------------------------------------------------------------------

     INVESTMENT COMPANIES-EXCHANGE TRADED
      FUNDS-2.88%
     iShares Russell 3000 Index Fund                  135,100     9,092,230
     -------------------------------------------------------------------------
     iShares S&P 500 Index Fund                        68,100     8,024,904
     -------------------------------------------------------------------------
     S&P 500 Depositary Receipts Trust-Series 1        76,700     9,050,600
     -------------------------------------------------------------------------
                                                                 26,167,734
     -------------------------------------------------------------------------

     LEISURE FACILITIES-0.34%
     Cedar Fair, L.P./(c)/                             97,800     3,077,766
     -------------------------------------------------------------------------

     LEISURE PRODUCTS-1.65%
     Hasbro, Inc.                                     352,100     7,200,445
     -------------------------------------------------------------------------
     Marvel Enterprises, Inc./(a)/                    117,800     2,356,000
     -------------------------------------------------------------------------
     Mattel, Inc.                                     252,600     5,393,010
     -------------------------------------------------------------------------
                                                                 14,949,455
     -------------------------------------------------------------------------

     MOTORCYCLE MANUFACTURERS-0.21%
     Harley-Davidson, Inc.                             33,100     1,911,856
     -------------------------------------------------------------------------

     MOVIES & ENTERTAINMENT-9.86%
     Metro-Goldwyn-Mayer Inc./(a)/                    365,934     4,372,911
     -------------------------------------------------------------------------
     News Corp.-Class A                             2,030,994    34,364,418
     -------------------------------------------------------------------------
     Pixar/(a)/                                        39,100     3,814,205
     -------------------------------------------------------------------------
     Regal Entertainment Group-Class A                174,900     3,678,147
     -------------------------------------------------------------------------
     Time Warner Inc./(a)/                          1,214,800    21,319,740
     -------------------------------------------------------------------------
     Viacom Inc.-Class A                              150,400     5,270,016
     -------------------------------------------------------------------------
     Viacom Inc.-Class B                              153,400     5,342,922
     -------------------------------------------------------------------------
     Walt Disney Co. (The)                            390,999    11,233,401
     -------------------------------------------------------------------------
                                                                 89,395,760
     -------------------------------------------------------------------------

     PERSONAL PRODUCTS-0.46%
     NBTY, Inc./(a)/                                  165,300     4,147,377
     -------------------------------------------------------------------------

                                                                    MARKET
                                                         SHARES     VALUE
 -----------------------------------------------------------------------------

 PUBLISHING-7.54%
 Belo Corp.-Class A                                      360,000 $   8,690,400
 -----------------------------------------------------------------------------
 Gannett Co., Inc.                                       151,300    11,964,804
 -----------------------------------------------------------------------------
 Knight-Ridder, Inc.                                     232,800    15,655,800
 -----------------------------------------------------------------------------
 McClatchy Co. (The)-Class A                             161,500    11,976,840
 -----------------------------------------------------------------------------
 McGraw-Hill Cos., Inc. (The)                             85,700     7,477,325
 -----------------------------------------------------------------------------
 Tribune Co.                                             316,000    12,598,920
 -----------------------------------------------------------------------------
                                                                    68,364,089
 -----------------------------------------------------------------------------

 RESTAURANTS-2.35%
 CBRL Group, Inc.                                        345,200    14,256,760
 -----------------------------------------------------------------------------
 Yum! Brands, Inc.                                       136,900     7,092,789
 -----------------------------------------------------------------------------
                                                                    21,349,549
 -----------------------------------------------------------------------------

 SPECIALTY STORES-0.30%
 PETsMART, Inc.                                           93,300     2,682,375
 -----------------------------------------------------------------------------
   Total Domestic Common Stocks & Other
    Equity Interests (Cost $469,071,329)                           706,085,957
 -----------------------------------------------------------------------------
 FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-19.70%

 BELGIUM-3.93%
 Compagnie Nationale a Portefeuille (Multi-Sector
  Holdings)/(d)/                                          10,900     2,460,479
 -----------------------------------------------------------------------------
 Groupe Bruxelles Lambert S.A. (Multi-Sector
  Holdings)/(c)(d)/                                      309,400    28,195,826
 -----------------------------------------------------------------------------
 InBev N.V. (Brewers)/(d)/                               142,235     4,982,665
 -----------------------------------------------------------------------------
                                                                    35,638,970
 -----------------------------------------------------------------------------

 BRAZIL-0.70%
 Companhia de Bebidas das Americas-ADR (Brewers)         219,100     6,329,799
 -----------------------------------------------------------------------------

 CANADA-0.79%
 Intrawest Corp. (Hotels, Resorts & Cruise Lines)        375,280     7,179,106
 -----------------------------------------------------------------------------

 DENMARK-0.96%
 Carlsberg A.S.-Class B (Brewers)/(c)(d)/                176,400     8,739,016
 -----------------------------------------------------------------------------

 FRANCE-2.06%
 Accor S.A. (Hotels, Resorts & Cruise Lines)/(d)/        249,000    12,187,698
 -----------------------------------------------------------------------------
 JC Decaux S.A. (Advertising)/(a)(d)/                    238,000     6,487,983
 -----------------------------------------------------------------------------
                                                                    18,675,681
 -----------------------------------------------------------------------------

 HONG KONG-0.17%
 Television Broadcasts Ltd.-ADR (Broadcasting &
  Cable TV)/(e)/                                         154,500     1,557,020
 -----------------------------------------------------------------------------

 JAPAN-0.35%
 Jupiter Telecommunications Co., Ltd. (Broadcasting &
  Cable TV) (Acquired 03/14/2005; Cost $320,646)/(a)(f)/     417       332,480
 -----------------------------------------------------------------------------
 Sony Corp.-ADR (Consumer Electronics)                    70,100     2,805,402
 -----------------------------------------------------------------------------
                                                                     3,137,882
 -----------------------------------------------------------------------------

                                                                         MARKET
                                                            SHARES       VALUE
-----------------------------------------------------------------------------------

LIBERIA-1.10%
Royal Caribbean Cruises Ltd. (Hotels, Resorts & Cruise
 Lines)                                                      223,544 $   9,990,181
-----------------------------------------------------------------------------------

NETHERLANDS-1.20%
Jetix Europe N.V. (Broadcasting & Cable TV)/(a)(d)/          604,143    10,908,432
-----------------------------------------------------------------------------------

PANAMA-2.00%
Carnival Corp. (Hotels, Resorts & Cruise Lines)              350,000    18,133,500
-----------------------------------------------------------------------------------

SPAIN-0.59%
NH Hoteles, S.A. (Hotels, Resorts & Cruise Lines)/(c)(d)/    418,600     5,381,697
-----------------------------------------------------------------------------------

SWITZERLAND-1.58%
Compagnie Financiere Richemont A.G.-Class A
 (Apparel, Accessories & Luxury Goods)/(d)/                  214,700     6,746,839
-----------------------------------------------------------------------------------
Pargesa Holding A.G.-Class B (Multi-Sector
 Holdings)/(d)/                                                1,984     7,544,686
-----------------------------------------------------------------------------------
                                                                        14,291,525
-----------------------------------------------------------------------------------

UNITED KINGDOM-4.27%
Allied Domecq PLC (Distillers & Vintners)/(d)/             1,905,220    19,207,936
-----------------------------------------------------------------------------------
Diageo PLC (Distillers & Vintners)/(d)/                      399,300     5,633,897
-----------------------------------------------------------------------------------
WPP Group PLC (Advertising)/(d)/                           1,221,530    13,888,544
-----------------------------------------------------------------------------------
                                                                        38,730,377
-----------------------------------------------------------------------------------
    Total Foreign Stocks & Other Equity Interests
     (Cost $120,459,684)                                               178,693,186
-----------------------------------------------------------------------------------
MONEY MARKET FUNDS-2.72%
Premier Portfolio-Institutional Class
 (Cost $24,712,532)/(g)/                                  24,712,532    24,712,532
-----------------------------------------------------------------------------------
TOTAL INVESTMENTS-100.27% (excluding
 investments purchased with cash collateral from
 securities loaned) (Cost $614,243,545)                                909,491,675
-----------------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH
 COLLATERAL FROM SECURITIES LOANED

MONEY MARKET FUNDS-2.91%
Premier Portfolio-Institutional Class/(g)(h)/             26,348,886    26,348,886
-----------------------------------------------------------------------------------
    Total Money Market Funds (purchased with cash
     collateral from securities loaned)
     (Cost $26,348,886)                                                 26,348,886
-----------------------------------------------------------------------------------
TOTAL INVESTMENTS-103.18% (Cost $640,592,431)                          935,840,561
-----------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-(3.18%)                                  (28,851,007)
-----------------------------------------------------------------------------------
NET ASSETS-100.00%                                                   $ 906,989,554
-----------------------------------------------------------------------------------

Investment Abbreviations:
          ADR  - American Depositary Receipt
Notes to Schedule of Investments:
/(a)/Non-income producing security.
/(b)/Each unit represents one common share and one Class B share.
/(c)/All or a portion of this security has been pledged as collateral for securities lending transactions at March 31, 2005.
/(d)/In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at March 31, 2005 was $132,365,698, which represented 14.14% of the Fund's Total Investments. See Note 1A.
/(e)/In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The market value of this security at March 31, 2005 represented 0.17% of the Fund's Total Investments. See Note 1A.
/(f)/Security not registered under the Securities Act of 1933, as amended
     (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of this security. The market value of this security at March 31, 2005 represented 0.04% of the Fund's Net Assets. This security is not considered to be illiquid.
/(g)/The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
/(h)/The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.


See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2005

ASSETS:
Investments, at market value (cost $589,531,013)*                      $884,779,143
------------------------------------------------------------------------------------
Investments in affiliated money market funds (cost $51,061,418)          51,061,418
------------------------------------------------------------------------------------
    Total investments (cost $640,592,431)                               935,840,561
------------------------------------------------------------------------------------
Foreign currencies, at market value (cost $123,693)                         122,075
------------------------------------------------------------------------------------
Receivables for:
  Fund shares sold                                                        1,891,930
------------------------------------------------------------------------------------
  Dividends                                                                 745,836
------------------------------------------------------------------------------------
  Collateral for securities lending*                                      1,023,023
------------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans            72,586
------------------------------------------------------------------------------------
Other assets                                                                 36,291
------------------------------------------------------------------------------------
    Total assets                                                        939,732,302
------------------------------------------------------------------------------------

LIABILITIES:
Payables for:
  Investments purchased                                                   2,714,601
------------------------------------------------------------------------------------
  Fund shares reacquired                                                  1,894,533
------------------------------------------------------------------------------------
  Trustee deferred compensation and retirement plans                         98,406
------------------------------------------------------------------------------------
  Collateral upon return of securities loaned                            27,371,909
------------------------------------------------------------------------------------
Accrued distribution fees                                                   248,756
------------------------------------------------------------------------------------
Accrued trustees' fees                                                        4,917
------------------------------------------------------------------------------------
Accrued transfer agent fees                                                 314,050
------------------------------------------------------------------------------------
Accrued operating expenses                                                   95,576
------------------------------------------------------------------------------------
    Total liabilities                                                    32,742,748
------------------------------------------------------------------------------------
Net assets applicable to shares outstanding                            $906,989,554
------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Shares of beneficial interest                                          $613,608,174
------------------------------------------------------------------------------------
Undistributed net investment income (loss)                               (9,330,263)
------------------------------------------------------------------------------------
Undistributed net realized gain from investment securities and foreign
 currencies                                                               7,462,130
------------------------------------------------------------------------------------
Unrealized appreciation of investment securities and foreign
 currencies                                                             295,249,513
------------------------------------------------------------------------------------
                                                                       $906,989,554
------------------------------------------------------------------------------------

          NET ASSETS:
          Class A                                         $ 87,068,297
          ------------------------------------------------------------
          Class B                                         $ 28,776,063
          ------------------------------------------------------------
          Class C                                         $ 29,706,432
          ------------------------------------------------------------
          Class K                                         $101,461,194
          ------------------------------------------------------------
          Investor Class                                  $659,977,568
          ------------------------------------------------------------

          SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
           UNLIMITED NUMBER OF SHARES AUTHORIZED:
          Class A                                            1,908,899
          ------------------------------------------------------------
          Class B                                              641,474
          ------------------------------------------------------------
          Class C                                              677,963
          ------------------------------------------------------------
          Class K                                            2,250,142
          ------------------------------------------------------------
          Investor Class                                    14,491,384
          ------------------------------------------------------------
          Class A :
            Net asset value per share                     $      45.61
          ------------------------------------------------------------
            Offering price per share:
              (Net asset value of $45.61 / 94.50%)        $      48.26
          ------------------------------------------------------------
          Class B :
            Net asset value and offering price per share  $      44.86
          ------------------------------------------------------------
          Class C :
            Net asset value and offering price per share  $      43.82
          ------------------------------------------------------------
          Class K :
            Net asset value and offering price per share  $      45.09
          ------------------------------------------------------------
          Investor Class:
            Net asset value and offering price per share  $      45.54
          ------------------------------------------------------------

* At March 31, 2005, securities with an aggregate market value of $26,380,814 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS
For the year ended March 31, 2005

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $270,363)                                    $11,347,526
------------------------------------------------------------------------------------------------------
Dividends from affiliated money market funds                                                  305,201
------------------------------------------------------------------------------------------------------
Securities lending (includes $144,637 from investments in affiliated money market funds)*     150,107
------------------------------------------------------------------------------------------------------
    Total investment income                                                                11,802,834
------------------------------------------------------------------------------------------------------

EXPENSES:
Advisory fees                                                                               5,986,641
------------------------------------------------------------------------------------------------------
Administrative services fees                                                                  289,567
------------------------------------------------------------------------------------------------------
Custodian fees                                                                                190,321
------------------------------------------------------------------------------------------------------
Distribution fees:
  Class A                                                                                     251,928
------------------------------------------------------------------------------------------------------
  Class B                                                                                     221,073
------------------------------------------------------------------------------------------------------
  Class C                                                                                     279,515
------------------------------------------------------------------------------------------------------
  Class K                                                                                     501,318
------------------------------------------------------------------------------------------------------
  Investor Class                                                                            1,660,322
------------------------------------------------------------------------------------------------------
Transfer agent fees                                                                         2,679,680
------------------------------------------------------------------------------------------------------
Trustees' fees and retirement benefits                                                         36,321
------------------------------------------------------------------------------------------------------
Other                                                                                         540,167
------------------------------------------------------------------------------------------------------
    Total expenses                                                                         12,636,853
------------------------------------------------------------------------------------------------------
Less:Fees waived, expenses reimbursed and expense offset arrangements                        (117,957)
------------------------------------------------------------------------------------------------------
    Net expenses                                                                           12,518,896
------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                 (716,062)
------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES AND FOREIGN CURRENCIES:
Net realized gain (loss) from:
  Investment securities                                                                    51,353,025
------------------------------------------------------------------------------------------------------
  Foreign currencies                                                                          (69,508)
------------------------------------------------------------------------------------------------------
                                                                                           51,283,517
------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation of:
  Investment securities                                                                     9,880,667
------------------------------------------------------------------------------------------------------
  Foreign currencies                                                                            6,912
------------------------------------------------------------------------------------------------------
                                                                                            9,887,579
------------------------------------------------------------------------------------------------------
Net gain from investment securities and foreign currencies                                 61,171,096
------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                      $60,455,034
------------------------------------------------------------------------------------------------------

* Net of rebates of $490,205.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended March 31, 2005 and 2004

                                                                                               2005          2004
----------------------------------------------------------------------------------------------------------------------

OPERATIONS:
 Net investment income (loss)                                                              $   (716,062) $ (4,125,861)
----------------------------------------------------------------------------------------------------------------------
 Net realized gain from investment securities and foreign currencies                         51,283,517    33,634,980
----------------------------------------------------------------------------------------------------------------------
 Change in net unrealized appreciation of investment securities and foreign currencies        9,887,579   230,311,216
----------------------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations                                      60,455,034   259,820,335
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
 Class A                                                                                       (527,790)           --
----------------------------------------------------------------------------------------------------------------------
 Class B                                                                                        (65,995)           --
----------------------------------------------------------------------------------------------------------------------
 Class C                                                                                        (81,397)           --
----------------------------------------------------------------------------------------------------------------------
 Class K                                                                                       (741,168)           --
----------------------------------------------------------------------------------------------------------------------
 Investor Class                                                                              (5,286,809)           --
----------------------------------------------------------------------------------------------------------------------
   Total distributions from net investment income                                            (6,703,159)           --
----------------------------------------------------------------------------------------------------------------------
Share transactions-net:
 Class A                                                                                     16,189,948    25,316,369
----------------------------------------------------------------------------------------------------------------------
 Class B                                                                                      8,541,533     6,541,717
----------------------------------------------------------------------------------------------------------------------
 Class C                                                                                       (266,170)    3,227,454
----------------------------------------------------------------------------------------------------------------------
 Class K                                                                                    (22,985,488)   21,337,946
----------------------------------------------------------------------------------------------------------------------
 Investor Class                                                                             (82,709,983)  (38,559,711)
----------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from share transactions                  (81,230,160)   17,863,775
----------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                                                    (27,478,285)  277,684,110
----------------------------------------------------------------------------------------------------------------------

NET ASSETS:
 Beginning of year                                                                          934,467,839   656,783,729
----------------------------------------------------------------------------------------------------------------------
 End of year (including undistributed net investment income (loss) of $(9,330,263) and
   $(2,657,921), respectively)                                                             $906,989,554  $934,467,839
----------------------------------------------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
March 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Leisure Fund, formerly INVESCO Leisure Fund, (the "Fund") is a series portfolio of AIM Sector Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is to seek capital growth. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.
  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.
     A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.
     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.
B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee based on the annual rate of the Fund's average daily net assets as follows:

                           AVERAGE NET ASSETS  RATE
                           -------------------------
                           First $350 million 0.75%
                           -------------------------
                           Next $350 million  0.65%
                           -------------------------
                           Next $1.3 billion  0.55%
                           -------------------------
                           Next $2 billion    0.45%
                           -------------------------
                           Next $2 billion    0.40%
                           -------------------------
                           Next $2 billion    0.375%
                           -------------------------
                           Over $8 billion     0.35%
                           -------------------------

  Prior to September 30, 2004, AIM had entered into a sub-advisory agreement with INVESCO Institutional (N.A.), Inc. ("INVESCO") whereby AIM paid INVESCO 40% of the fee paid by the Fund to AIM. Effective September 30, 2004, the sub-advisory agreement between AIM and INVESCO was terminated.
  AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class K and Investor Class shares to 1.50%, 2.15%, 2.15%, 1.60% and 1.40% of average daily net assets, respectively. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class K and Investor Class shares to 2.00%, 2.65%, 2.65%, 2.10% and 1.90% of average daily net assets, respectively, through March 31, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limits stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the only expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.
  For the year ended March 31, 2005, AIM waived fees of $11,083.
  For the year ended March 31, 2005, at the request of the Trustees of the Trust, AMVESCAP agreed to reimburse $94,499 of expenses incurred by the Fund in connection with market timing matters in the AIM Funds, including legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended March 31, 2005, AIM was paid $289,567.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended March 31, 2005, the Fund paid AISI $2,679,680.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class K and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class K and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.45% of the average daily net assets of Class K shares and 0.25% of the average daily net assets of Investor Class shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Class K or Investor Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended March 31, 2005, the Class A, Class B, Class C, Class K and Investor Class shares paid ADI $251,928, $221,073, $279,515, $501,318 and $1,660,322, respectively.
  Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended March 31, 2005, ADI advised the Fund that it retained $46,679 in front-end sales commissions from the sale of Class A shares and $49, $13,340, $4,960 and $0 from Class A, Class B, Class C and Class K shares, respectively, for CDSC imposed upon redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in an affiliated money market fund for the year ended March 31, 2005.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                       PROCEEDS      UNREALIZED                         REALIZED
                                          MARKET VALUE  PURCHASES        FROM       APPRECIATION  MARKET VALUE DIVIDEND   GAIN
FUND                                        03/31/04     AT COST        SALES      (DEPRECIATION)   03/31/05    INCOME   (LOSS)
--------------------------------------------------------------------------------------------------------------------------------
Premier Portfolio -- Institutional Class* $15,887,810  $134,597,209 $(125,772,487)      $--       $24,712,532  $305,201   $--
--------------------------------------------------------------------------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                       PROCEEDS      UNREALIZED                         REALIZED
                                          MARKET VALUE  PURCHASES        FROM       APPRECIATION  MARKET VALUE DIVIDEND   GAIN
FUND                                        03/31/04     AT COST        SALES      (DEPRECIATION)   03/31/05   INCOME**  (LOSS)
--------------------------------------------------------------------------------------------------------------------------------
Premier Portfolio -- Institutional Class* $13,629,807  $364,709,563 $(351,990,484)      $--       $26,348,886  $144,637   $--
--------------------------------------------------------------------------------------------------------------------------------
Total                                     $29,517,617  $516,008,075 $(494,464,274)      $--       $51,061,418  $449,838   $--
--------------------------------------------------------------------------------------------------------------------------------

* On February 25, 2005, the Premier Portfolio investments were transferred from the original share class with no name designation to the newly structured share class designated as Institutional Class.
**Net of rebates.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the year ended March 31, 2005, the Fund engaged in purchases and sales of securities of $0 and $2,196,180, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended March 31, 2005, the Fund received credits from these arrangements which resulted in the reduction of the Fund's total expenses of $12,375.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.
  Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.
  Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended March 31, 2005, the Fund paid legal fees of $6,362 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.
  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
  During the year ended March 31, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.
  At March 31, 2005, securities with an aggregate value of $26,380,814 were on loan to brokers. The loans were secured by cash collateral of $26,348,886 received by the Fund and subsequently invested in an affiliated money market fund and by non-cash collateral of $1,023,023 received by the Fund, consisting of U.S. Treasury Securities. For the year ended March 31, 2005, the Fund received dividends on cash collateral of $144,637 and non-cash collateral of $5,470 for securities lending transactions, which are net of rebates.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended March 31, 2005 and 2004 was as follows:

                                                    2005       2004
         --------------------------------------------------------------
         Distributions paid from ordinary income $6,703,159          --
         --------------------------------------------------------------

TAX COMPONENTS OF NET ASSETS:

As of March 31, 2005, the components of net assets on a tax basis were as follows:

                                                         2005
              ----------------------------------------------------
              Undistributed ordinary income          $  5,909,167
              ----------------------------------------------------
              Undistributed long-term gain              7,473,574
              ----------------------------------------------------
              Unrealized appreciation -- investments  280,057,311
              ----------------------------------------------------
              Temporary book/tax differences              (58,672)
              ----------------------------------------------------
              Shares of beneficial interest           613,608,174
              ----------------------------------------------------
              Total net assets                       $906,989,554
              ----------------------------------------------------

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales, the recognition of income on certain foreign passive investment companies, and partnership basis adjustments. The tax-basis unrealized appreciation (depreciation) on investments amount includes appreciation on foreign currencies of $1,383.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $42,488,737 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has no capital loss carryforward as of March 31, 2005.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended March 31, 2005 was $73,161,578 and $162,116,083, respectively.
  At the request of the Trustees, AIM recovered third party research credits during the year ended March 31, 2005, in the amount of $11,008. These research credits were recorded as realized gains.

                   UNREALIZED APPRECIATION (DEPRECIATION) OF
                      INVESTMENT SECURITIES ON A TAX BASIS
   --------------------------------------------------------------------------
   Aggregate unrealized appreciation of investment securities   $286,690,183
   --------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities   (6,634,255)
   --------------------------------------------------------------------------
   Net unrealized appreciation of investment securities         $280,055,928
   --------------------------------------------------------------------------

Cost of investments for tax purposes is $655,784,633.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, expenses related to the plan of reorganization, excise taxes, partnership investments, passive foreign investment companies and net operating losses, on March 31, 2005, undistributed net investment income was increased by $746,879, undistributed net realized gain (loss) decreased by $2,099,938 and shares of beneficial interest increased by $1,353,059. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class K shares and Investor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class K shares and Investor Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class K shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                      CHANGES IN SHARES OUTSTANDING/(a)/
---------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED MARCH 31,
                                                          ----------------------------------------------------
                                                                     2005                       2004
                                                          -------------------------  -------------------------
                                                            SHARES        AMOUNT       SHARES        AMOUNT
---------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                    793,522  $  34,832,067   1,038,600  $  39,702,454
---------------------------------------------------------------------------------------------------------------
  Class B                                                    261,051     11,331,283     205,586      7,697,888
---------------------------------------------------------------------------------------------------------------
  Class C                                                    173,013      7,308,032     492,448     17,249,269
---------------------------------------------------------------------------------------------------------------
  Class K                                                    323,100     13,842,382     943,723     34,677,978
---------------------------------------------------------------------------------------------------------------
  Investor Class                                           1,793,600     78,195,458   3,598,920    135,515,899
---------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                     10,802        494,402          --             --
---------------------------------------------------------------------------------------------------------------
  Class B                                                      1,313         59,192          --             --
---------------------------------------------------------------------------------------------------------------
  Class C                                                      1,538         67,727          --             --
---------------------------------------------------------------------------------------------------------------
  Class K                                                     16,282        736,909          --             --
---------------------------------------------------------------------------------------------------------------
  Investor Class                                             112,325      5,130,605          --             --
---------------------------------------------------------------------------------------------------------------
Automatic conversion of Class B shares to Class A shares:
  Class A                                                      3,955        172,948         583         23,845
---------------------------------------------------------------------------------------------------------------
  Class B                                                     (4,023)      (172,948)       (591)       (23,845)
---------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                   (452,330)   (19,309,469)   (366,379)   (14,409,930)
---------------------------------------------------------------------------------------------------------------
  Class B                                                    (62,523)    (2,675,994)    (29,116)    (1,132,326)
---------------------------------------------------------------------------------------------------------------
  Class C                                                   (184,864)    (7,641,929)   (396,440)   (14,021,815)
---------------------------------------------------------------------------------------------------------------
  Class K                                                   (870,192)   (37,564,779)   (357,595)   (13,340,032)
---------------------------------------------------------------------------------------------------------------
  Investor Class                                          (3,857,390)  (166,036,046) (4,547,447)  (174,075,610)
---------------------------------------------------------------------------------------------------------------
                                                          (1,940,821) $ (81,230,160)    582,292  $  17,863,775
---------------------------------------------------------------------------------------------------------------

/(a)/There are two entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 32% of the outstanding shares of the Fund. AIM Distributors has an agreement with these entities to sell Fund share. The Fund, AIM, and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       CLASS A
                                                                   --------------------------------------
                                                                                YEAR ENDED MARCH 31,
                                                                   --------------------------------------
                                                                         2005           2004            2003
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 42.83          $ 30.88       $ 38.96
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.05)/(a)/      (0.14)/(a)/   (0.17)/(a)(b)/
------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     3.15            12.09         (7.91)
------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  3.10            11.95         (8.08)
------------------------------------------------------------------------------------------------------------------
Less dividends from net investment income                            (0.32)              --            --
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 45.61          $ 42.83       $ 30.88
------------------------------------------------------------------------------------------------------------------
Total return/(c)/                                                     7.23%           38.70%       (20.74)%
------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $87,068          $66,510       $27,175
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                               1.42%/(d)(e)/    1.48%         1.42%
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets          (0.11)%/(d)/     (0.37)%       (0.56)%
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                  8%              20%           20%
------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.17) for the year ended March 31, 2003.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
/(d)/Ratios are based on average daily net assets of $71,979,376.
/(e)/After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.43%

                                                                                      CLASS B
                                                                   ------------------------------------
                                                                               YEAR ENDED MARCH 31,
                                                                   ------------------------------------
                                                                        2005          2004            2003
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 42.22        $ 30.65       $ 38.96
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.32)/(a)/    (0.40)/(a)/   (0.38)/(a)(b)/
----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     3.08          11.97         (7.93)
----------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  2.76          11.57         (8.31)
----------------------------------------------------------------------------------------------------------------
Less dividends from net investment income                            (0.12)            --            --
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 44.86        $ 42.22       $ 30.65
----------------------------------------------------------------------------------------------------------------
Total return/(c)/                                                     6.54%         37.75%       (21.33)%
----------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $28,776        $18,814       $ 8,268
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      2.07%/(d)/     2.15%         2.14%
----------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   2.08%/(d)/     2.26%         2.23%
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets          (0.76)%/(d)/   (1.04)%       (1.29)%
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                  8%            20%           20%
----------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.38) for the year ended March 31, 2003.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
/(d)/Ratios are based on average daily net assets of $22,107,318.

                                                                              CLASS C
                                              -----------------------------------------------------------------
                                                                       YEAR ENDED MARCH 31,
                                              -----------------------------------------------------------------
                                                    2005           2004          2003          2002          2001
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $ 41.24          $ 30.00       $ 38.29       $ 36.80       $47.09
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)                   (0.31)/(a)/      (0.46)/(a)/   (0.18)/(b)/   (0.17)/(b)/  (0.13)/(b)/
---------------------------------------------------------------------------------------------------------------------
 Net gains (losses) on securities (both
   realized and unrealized)                      3.01            11.70         (8.11)         2.02        (3.22)
---------------------------------------------------------------------------------------------------------------------
   Total from investment operations              2.70            11.24         (8.29)         1.85        (3.35)
---------------------------------------------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income           (0.12)              --            --            --           --
---------------------------------------------------------------------------------------------------------------------
 Distributions from net realized gains             --               --            --         (0.36)       (6.94)
---------------------------------------------------------------------------------------------------------------------
   Total distributions                          (0.12)              --            --         (0.36)       (6.94)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $ 43.82          $ 41.24       $ 30.00       $ 38.29       $36.80
---------------------------------------------------------------------------------------------------------------------
Total return/(c)/                                6.55%           37.47%       (21.65)%        5.10%       (6.18)%
---------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)      $29,706          $28,383       $17,768       $16,307       $5,388
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets          2.07%/(d)(e)/    2.36%         2.44%         2.26%        2.08%
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to
 average net assets                             (0.76)%/(d)/     (1.25)%       (1.62)%       (1.48)%      (1.08)%
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                             8%              20%           20%           27%          28%
---------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.18), $(0.34) and $(0.16) for the years ended March 31, 2003, 2002 and 2001, respectively.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
/(d)/Ratios are based on average daily net assets of $27,951,451.
/(e)/After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.08%

                                                                                CLASS K
                                                   ---------------------------------------------------------
                                                                                                DECEMBER 14, 2001
                                                                                                   (DATE SALES
                                                               YEAR ENDED MARCH 31,               COMMENCED) TO
                                                   --------------------------------------           MARCH 31,
                                                        2005            2004          2003            2002
------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $  42.36        $  30.74       $ 38.98            $ 36.11
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)                         (0.09)/(a)/     (0.39)/(a)/   (0.06)/(b)/        (0.09)/(a)(b)/
---------------------------------------------------------------------------------------------------------------------
 Net gains (losses) on securities (both realized
   and unrealized)                                     3.11           12.01         (8.18)              2.96
---------------------------------------------------------------------------------------------------------------------
   Total from investment operations                    3.02           11.62         (8.24)              2.87
---------------------------------------------------------------------------------------------------------------------
Less dividends from net investment income             (0.29)             --            --                 --
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $  45.09        $  42.36       $ 30.74            $ 38.98
---------------------------------------------------------------------------------------------------------------------
Total return/(c)/                                      7.13%          37.80%       (21.14)%             7.95%
---------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)           $101,461        $117,792       $67,465            $62,226
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
 With fee waivers and/or expense reimbursements        1.52%/(d)/      2.14%         1.87%              1.23%/(e)/
---------------------------------------------------------------------------------------------------------------------
 Without fee waivers and/or expense reimbursements     1.53%/(d)/      2.14%         2.21%              1.23%/(e)/
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
 net assets                                           (0.21)%/(d)/    (1.03)%       (1.05)%            (0.48)%/(e)/
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                              8%             20%           20%                27%
---------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.06) and $(0.09) for the year ended March 31, 2003 and 2002, respectively.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
/(d)/Ratios are based on average daily net assets of $111,404,013. /(e)/Annualized.
/(f)/Not annualized for periods less than one year.

                                                                                  INVESTOR CLASS
                                                   -----------------------------------------------------------------------
                                                                               YEAR ENDED MARCH 31,
                                                   -----------------------------------------------------------------------
                                                         2005             2004           2003           2002           2001
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $  42.75          $  30.83       $  38.95       $  37.13       $  47.12
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)                         (0.00)/(a)/       (0.14)/(a)/    (0.23)/(b)/    (0.03)/(b)/    (0.00)/(b)/
--------------------------------------------------------------------------------------------------------------------------------
 Net gains (losses) on securities (both realized
   and unrealized)                                     3.14             12.06          (7.89)          2.21          (3.05)
--------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                    3.14             11.92          (8.12)          2.18          (3.05)
--------------------------------------------------------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income                 (0.35)               --             --             --             --
--------------------------------------------------------------------------------------------------------------------------------
 Distributions from net realized gains                   --                --             --          (0.36)         (6.94)
--------------------------------------------------------------------------------------------------------------------------------
   Total distributions                                (0.35)               --             --          (0.36)         (6.94)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $  45.54          $  42.75       $  30.83       $  38.95       $  37.13
--------------------------------------------------------------------------------------------------------------------------------
Total return/(c)/                                      7.35%            38.66%        (20.87)%         6.01%         (5.50)%
--------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)           $659,978          $702,969       $536,108       $799,465       $607,428
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                1.32%/(d)(e)/     1.49%          1.50%          1.40%          1.36%
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
 net assets                                           (0.01)%/(d)/      (0.38)%        (0.69)%        (0.64)%        (0.51)%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   8%               20%            20%            27%            28%
--------------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.23) $(0.22) and $(0.18) for the years ended March 31, 2003, 2002 and 2001, respectively.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
/(d)/Ratios are based on average daily net assets of $664,128,930.
/(e)/After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.33%

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.
  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement fund will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement fund by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The IFG and AIM settlement funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading. The settlement funds will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, not to increase certain management fees and to provide more information to investors regarding fees.
  Under the terms of the settlements, AIM is undertaking certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by such Funds related to market timing matters.
  The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.
  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.
  As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.
  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

  Pending Regulatory Civil Action Alleging Market Timing

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed civil proceedings against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in these proceedings. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code (S) 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection
Act). The WVAG complaint is seeking injunctive relief; civil monetary penalties; a writ of quo warranto against the defendants; pre-judgment and post-judgment interest; costs and expenses, including counsel fees; and other relief.
  If AIM is unsuccessful in its defense of the WVAG proceedings, it could be barred from serving as an investment adviser for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including your Fund. Your Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

  Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.
  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in two of the underlying lawsuits continue to seek remand of their lawsuit to state court.

  Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs. Based on a recent court decision, the state court action has been removed to Federal court.

  Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division and subsequently consolidated for pre-trial purposes into one lawsuit.

  Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

  Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

  Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees. These actions have been consolidated for pre-trial purposes.

  Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

  A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.

        *    *    *    *    *    *    *    *    *    *    *    *    *    *
  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

            Report of Independent Registered Public Accounting Firm

To the Board of Trustees
and Shareholders of AIM Leisure Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Leisure Fund, formerly known as INVESCO Leisure Fund (one of the funds constituting AIM Sector Funds, hereafter referred to as the "Fund") at March 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

May 20, 2005
Houston, Texas

OTHER INFORMATION

TRUSTEES AND OFFICERS
As of March 31, 2005

The address of each trustee and officer of AIM Sector Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND
POSITIONS(S) HELD WITH THE             TRUSTEE AND/     PRINCIPAL OCCUPATION(S)                  OTHER DIRECTORSHIP(S)
TRUST                                  OR OFFICER SINCE DURING PAST 5 YEARS                      HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
 INTERESTED PERSONS
---------------------------------------------------------------------------------------------------------------------------------
 Robert H. Graham/1/ -- 1946           2003             Director and Chairman, A I M Management  None
 Trustee, Vice Chair and President                      Group Inc. (financial services holding
                                                        company); Director and Vice Chairman,
                                                        AMVESCAP PLC and Chairman, AMVESCAP
                                                        PLC -- AIM Division (parent of AIM and
                                                        a global investment management firm)

                                                        Formerly: President and Chief Executive
                                                        Officer, A I M Management Group Inc.;
                                                        Director, Chairman and President, A I M
                                                        Advisors, Inc. (registered investment
                                                        advisor); Director and Chairman, A I M
                                                        Capital Management, Inc. (registered
                                                        investment advisor), A I M
                                                        Distributors, Inc. (registered broker
                                                        dealer), AIM Investment Services, Inc.
                                                        (registered transfer agent), and Fund
                                                        Management Company (registered broker
                                                        dealer); and Chief Executive Officer,
                                                        AMVESCAP PLC  -- Managed Products
---------------------------------------------------------------------------------------------------------------------------------
 Mark H. Williamson/2/ -- 1951         1998             Director, President and Chief Executive  None
 Trustee and Executive Vice President                   Officer, A I M Management Group Inc.;
                                                        Director, Chairman and President, A I M
                                                        Advisors, Inc.; Director, A I M Capital
                                                        Management, Inc. and A I M
                                                        Distributors, Inc.; Director and
                                                        Chairman, AIM Investment Services,
                                                        Inc., Fund Management Company and
                                                        INVESCO Distributors, Inc. (registered
                                                        broker dealer); and Chief Executive
                                                        Officer, AMVESCAP PLC -- AIM Division
                                                        (parent of AIM and a global investment
                                                        management firm)

                                                        Formerly: Director, Chairman, President
                                                        and Chief Executive Officer, INVESCO
                                                        Funds Group, Inc.; President and Chief
                                                        Executive Officer, INVESCO
                                                        Distributors, Inc.; Chief Executive
                                                        Officer, AMVESCAP PLC -- Managed
                                                        Products
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------
 Bruce L. Crockett/3/ -- 1944          2003             Chairman, Crockett Technology            ACE Limited (insurance
 Trustee and Chair                                      Associates (technology consulting        company); and Captaris, Inc.
                                                        company)                                 (unified messaging provider)
---------------------------------------------------------------------------------------------------------------------------------
 Bob R. Baker -- 1936                  1983             Retired                                  None
 Trustee
---------------------------------------------------------------------------------------------------------------------------------
 Frank S. Bayley -- 1939               2003             Retired                                  Badgley Funds, Inc. (registered
 Trustee                                                                                         investment company)
                                                        Formerly: Partner, law firm of Baker &
                                                        McKenzie
---------------------------------------------------------------------------------------------------------------------------------
 James T. Bunch -- 1942                2000             Co-President and Founder, Green,         None
 Trustee                                                Manning & Bunch Ltd., (investment
                                                        banking firm); and Director, Policy
                                                        Studies, Inc. and Van Gilder Insurance
                                                        Corporation
---------------------------------------------------------------------------------------------------------------------------------
 Albert R. Dowden -- 1941              2003             Director of a number of public and       None
 Trustee                                                private business corporations,
                                                        including the Boss Group Ltd. (private
                                                        investment and management); Cortland
                                                        Trust, Inc. (Chairman) (registered
                                                        investment company); Annuity and Life
                                                        Re (Holdings), Ltd. (insurance
                                                        company); and CompuDyne Corporation
                                                        (provider of products and services to
                                                        the public security market)

                                                        Formerly: Director, President and Chief
                                                        Executive Officer, Volvo Group North
                                                        America, Inc.; Senior Vice President,
                                                        AB Volvo; and director of various
                                                        affiliated Volvo companies
---------------------------------------------------------------------------------------------------------------------------------
 Edward K. Dunn, Jr. -- 1935           2003             Retired                                  None
 Trustee
                                                        Formerly: Chairman, Mercantile Mortgage
                                                        Corp.; President and Chief Operating
                                                        Officer, Mercantile-Sale Deposit &
                                                        Trust Co.; and President, Mercantile
                                                        Bankshares Corp.
---------------------------------------------------------------------------------------------------------------------------------
 Jack M. Fields -- 1952                2003             Chief Executive Officer, Twenty First    Administaff and Discovery
 Trustee                                                Century Group, Inc. (government affairs  Global Education Fund (non-
                                                        company) (owner) Dos Angelos Ranch, L.P. profit)

                                                        Formerly: Chief Executive Officer,
                                                        Texana Timber LP (sustainable forestry
                                                        company)
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 Carl Frischling -- 1937               2003             Partner, law firm of Kramer Levin        Cortland Trust, Inc. (registered
 Trustee                                                Naftalis and Frankel LLP                 investment company)
---------------------------------------------------------------------------------------------------------------------------------
 Gerald J. Lewis -- 1933               2000             Chairman, Lawsuit Resolution Services    General Chemical Group, Inc.
 Trustee                                                (San Diego, California)
---------------------------------------------------------------------------------------------------------------------------------
 Prema Mathai-Davis -- 1950            2003             Formerly: Chief Executive Officer, YMCA  None
 Trustee                                                of the USA
---------------------------------------------------------------------------------------------------------------------------------

/(1)/ Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.
/(2)/ Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
/(3)/ Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

As of March 31, 2005

The address of each trustee and officer of AIM Sector Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and
Position(s) Held with the              Trustee and/     Principal Occupation(s) During Past 5    Other Directorship(s)
Trust                                  or Officer Since Years                                    Held by Trustee
----------------------------------------------------------------------------------------------------------------------
 Lewis F. Pennock -- 1942              2003             Partner, law firm of Pennock & Cooper    None
 Trustee
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
 Ruth H. Quigley -- 1935               2003             Retired                                  None
 Trustee
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
 Larry Soll -- 1942                    1997             Retired                                  None
 Trustee
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
 Other Officers
----------------------------------------------------------------------------------------------------------------------
 Lisa O. Brinkley/4 /-- 1959           2004             Senior Vice President, A I M Management  N/A
 Senior Vice President and Chief                        Group Inc.; Senior Vice President and
 Compliance Officer                                     Chief Compliance Officer, A I M
                                                        Advisors, Inc.; Vice President and
                                                        Chief Compliance Officer, A I M Capital
                                                        Management, Inc. and Vice President,
                                                        A I M Distributors, Inc., A I M
                                                        Investment Services, Inc. and Fund
                                                        Management Company

                                                        Formerly: Senior Vice President and
                                                        Compliance Director, Delaware
                                                        Investments Family of Funds and Chief
                                                        Compliance Officer, A I M Distributors,
                                                        Inc.
----------------------------------------------------------------------------------------------------------------------
 Russell C. Burk/5 /-- 1958            2005             Formerly: Director of Compliance and     N/A
 Senior Vice President                                  Assistant General Counsel, ICON
                                                        Advisers, Inc.; Financial Consultant,
                                                        Merrill Lynch; General Counsel and
                                                        Director of Compliance, ALPS Mutual
                                                        Funds, Inc.
----------------------------------------------------------------------------------------------------------------------
 Kevin M. Carome -- 1956               2003             Director, Senior Vice President,         N/A
 Senior Vice President, Secretary and                   Secretary and General Counsel, A I M
 Chief Legal Officer                                    Management Group Inc. and A I M
                                                        Advisors, Inc.; Director and Vice
                                                        President, INVESCO Distributors, Inc.;
                                                        Vice President, A I M Capital
                                                        Management, Inc., and A I M Investment
                                                        Services, Inc.; Director, Vice
                                                        President and General Counsel, Fund
                                                        Management Company; and Senior Vice
                                                        President, A I M Distributors, Inc.

                                                        Formerly: Senior Vice President and
                                                        General Counsel, Liberty Financial
                                                        Companies, Inc.; and Senior Vice
                                                        President and General Counsel, Liberty
                                                        Funds Group, LLC.; and Vice President,
                                                        A I M Distributors, Inc.
----------------------------------------------------------------------------------------------------------------------
 Robert G. Alley -- 1948               2003             Managing Director, Chief Fixed Income    N/A
 Vice President                                         Officer and Senior Investment Officer,
                                                        A I M Capital Management, Inc. and Vice
                                                        President, A I M Advisors, Inc.
----------------------------------------------------------------------------------------------------------------------
 Stuart W. Coco -- 1955                2003             Managing Director and Director of Money  N/A
 Vice President                                         Market Research and Special Projects,
                                                        A I M Capital Management, Inc.; and
                                                        Vice President, A I M Advisors, Inc.
----------------------------------------------------------------------------------------------------------------------
 Sidney M. Dilgren -- 1961             2004             Vice President and Fund Treasurer,       N/A
 Vice President and Treasurer                           A I M Advisors, Inc.

                                                        Formerly: Senior Vice President, A I M
                                                        Investment Services, Inc.; and Vice
                                                        President, A I M Distributors, Inc.
----------------------------------------------------------------------------------------------------------------------
 J. Phillip Ferguson/6 /-- 1945        2005             Senior Vice President and Chief          N/A
 Vice President                                         Investment Officer, A I M Advisors
                                                        Inc.; Director, Chairman, Chief
                                                        Executive Officer, President and Chief
                                                        Investment Officer, A I M Capital
                                                        Management, Inc.; Executive Vice
                                                        President, A I M Management Group Inc.

                                                        Formerly: Senior Vice President, AIM
                                                        Private Asset Management, Inc.; Chief
                                                        Equity Officer, and Senior Investment
                                                        Officer, A I M Capital Management,
                                                        Inc.; and Managing Partner, Beutel,
                                                        Goodman Capital Management
----------------------------------------------------------------------------------------------------------------------
 Mark D. Greenberg -- 1957             2004             Senior Vice President and Senior         N/A
 Vice President                                         Portfolio Manager, A I M Capital
                                                        Management, Inc.

                                                        Formerly: Senior Vice President and
                                                        Senior Portfolio Manager, INVESCO
                                                        Institutional (N.A.), Inc.
----------------------------------------------------------------------------------------------------------------------
 William R. Keithler -- 1952           2004             Senior Vice President and Senior         N/A
 Vice President                                         Portfolio Manager, A I M Capital
                                                        Management, Inc.

                                                        Formerly: Senior Vice President,
                                                        Director of Sector Management and
                                                        Senior Portfolio Manager, INVESCO
                                                        Institutional (N.A.), Inc.
----------------------------------------------------------------------------------------------------------------------
 Karen Dunn Kelley -- 1960             2003             Director of Cash Management, Managing    N/A
 Vice President                                         Director and Chief Cash Management
                                                        Officer, A I M Capital Management,
                                                        Inc.; Director and President, Fund
                                                        Management Company, and Vice President,
                                                        A I M Advisors, Inc.
----------------------------------------------------------------------------------------------------------------------

/(4)/ Ms. Brinkley was elected Senior Vice President and Chief Compliance
      Officer of the Trust effective September 20, 2004.
/(5)/ Mr. Burk was elected Senior Vice President of the Trust effective
      February 15, 2005.
/(6)/ Mr. Ferguson was elected Vice President of the Trust effective February
      24, 2005.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND          INVESTMENT ADVISOR          DISTRIBUTOR                   AUDITORS
11 Greenway Plaza.          A I M Advisors, Inc.        A I M Distributors, Inc.      PricewaterhouseCoopers LLP
Suite 100                   11 Greenway Plaza           11 Greenway Plaza             1201 Louisiana Street
Houston, TX 77046-1173      Suite 100                   Suite 100                     Suite 2900
                            Houston, TX 77046-1173      Houston, TX 77046-1173        Houston, Texas 77002-5678
COUNSEL TO THE FUND         COUNSEL TO THE              TRANSFER AGENT                CUSTODIAN
Ballard Spahr               INDEPENDENT TRUSTEES        AIM Investment Services, Inc. State Street Bank and Trust
Andrews & Ingersoll, LLP    Kramer, Levin, Naftalis &   P.O. Box 4739                 Company
1735 Market Street          Frankel LLP                 Houston, TX 77210-4739        225 Franklin Street
Philadelphia, PA 19103-7599 1177 Avenue of the Americas                               Boston, MA 02110-2801
                            New York, NY 10036-2714

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended March 31, 2005, 63.46% is eligible for the dividends received deduction for corporations.

For its tax year ended March 31, 2005, the Fund designated 78.03%, or the maximum allowable, of its dividend distributions as qualified dividend income. The actual amounts for the calendar year will be designated in the Fund's year end tax statement.

        Domestic Equity                                Sector Equity

AIM Aggressive Growth Fund               AIM Advantage Health Sciences Fund/1/
AIM Basic Balanced Fund*                 AIM Energy Fund/1/
AIM Basic Value Fund                     AIM Financial Services Fund/1/
AIM Blue Chip Fund                       AIM Global Health Care Fund
AIM Capital Development Fund             AIM Global Real Estate Fund
AIM Charter Fund                         AIM Gold & Precious Metals Fund/1/
AIM Constellation Fund                   AIM Leisure Fund/1/
AIM Diversified Dividend Fund            AIM Multi-Sector Fund/1/
AIM Dynamics Fund/1/                     AIM Real Estate Fund/7/
AIM Large Cap Basic Value Fund           AIM Technology Fund/1/
AIM Large Cap Growth Fund                AIM Utilities Fund/1/
AIM Mid Cap Basic Value Fund
AIM Mid Cap Core Equity Fund/2/                        Fixed Income
AIM Mid Cap Growth Fund
AIM Opportunities I Fund                 TAXABLE
AIM Opportunities II Fund
AIM Opportunities III Fund               AIM Floating Rate Fund
AIM Premier Equity Fund                  AIM High Yield Fund
AIM S&P 500 Index Fund/1/                AIM Income Fund
AIM Select Equity Fund                   AIM Intermediate Government Fund
AIM Small Cap Equity Fund/3/             AIM Limited Maturity Treasury Fund
AIM Small Cap Growth Fund/4/             AIM Money Market Fund
AIM Small Company Growth Fund/1/         AIM Short Term Bond Fund
AIM Trimark Endeavor Fund                AIM Total Return Bond Fund
AIM Trimark Small Companies Fund         Premier Portfolio
AIM Weingarten Fund                      Premier U.S. Government Money
                                          Portfolio/1/
* Domestic equity and income fund
                                         TAX-FREE
     International/Global Equity
                                         AIM High Income Municipal Fund
AIM Asia Pacific Growth Fund             AIM Municipal Bond Fund
AIM Developing Markets Fund              AIM Tax-Exempt Cash Fund
AIM European Growth Fund                 AIM Tax-Free Intermediate Fund
AIM European Small Company Fund/5/       Premier Tax-Exempt Portfolio
AIM Global Aggressive Growth Fund
AIM Global Equity Fund                           AIM Allocation Solutions
AIM Global Growth Fund
AIM Global Value Fund                    AIM Conservative Allocation Fund
AIM International Core Equity Fund/1/    AIM Growth Allocation Fund/8/
AIM International Growth Fund            AIM Moderate Allocation Fund
AIM International Small Company Fund/6/  AIM Moderate Growth Allocation Fund
AIM Trimark Fund                         AIM Moderately Conservative
                                         Allocation Fund

/1/The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. /2/As of end of business on February 27, 2004, AIM Mid Cap Core Equity Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. /3/Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. /4/As of end of business on March 18, 2002, AIM Small Cap Growth Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. /5/As of end of business on March 28, 2005, AIM European Small Company Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. /6/Effective December 30, 2004, AIM International Emerging Growth Fund was renamed AIM International Small Company Fund. As of end of business on March 14, 2005, the Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. /7/As of end of business on April 29, 2005, AIM Real Estate Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. /8/Effective April 29, 2005, AIM Aggressive Allocation Fund was renamed AIM Growth Allocation Fund.

     If used after July 20, 2005, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $131 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $375 billion in assets under management. Data as of March 31, 2005.

--------------------------------------------------------------------------------
CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR AND READ IT CAREFULLY BEFORE INVESTING.
--------------------------------------------------------------------------------

AIMinvestments.com                 I-LEI-AR-1           A I M Distributors, Inc.


                          [YOUR GOALS. OUR SOLUTIONS.]
                            - REGISTERED TRADEMARK -


 Mutual   Retirement   Annuities   College    Separately   Offshore   Cash
 Funds    Products                 Savings    Managed      Products   Management
                                   Plans      Accounts


                                                          [AIM INVESTMENTS LOGO]
                                                        - REGISTERED TRADEMARK -

                                                             AIM TECHNOLOGY FUND

                                  ANNUAL REPORT TO SHAREHOLDERS . MARCH 31, 2005

                                  [COVER IMAGE]

                                                FORMERLY INVESCO TECHNOLOGY FUND

                          [YOUR GOALS. OUR SOLUTIONS.]
                            - REGISTERED TRADEMARK -

                                                          [AIM INVESTMENTS LOGO]
                                                        - REGISTERED TRADEMARK -

AIM TECHNOLOGY FUND SEEKS TO PROVIDE CAPITAL GROWTH.

.. Unless otherwise stated, information presented in this report is as of March 31, 2005, and is based on total net assets.

.. Effective October 15, 2004, INVESCO Technology Fund was renamed AIM Technology Fund.

ABOUT SHARE CLASSES

.. Effective September 30, 2003, Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code, including 401(k) plans, money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

.. Class K shares are available only to certain retirement plans. Please see the prospectus for more information.

.. Investor Class shares are closed to most investors. For more information on who may continue to invest in the Investor Class shares, please see the prospectus.

PRINCIPAL RISKS OF INVESTING IN THE FUND

.. Investing in a single-sector or single-region mutual fund involves greater risk and potential reward than investing in a more diversified fund.

.. Investing in mid-sized companies involves greater risks not associated with investing in more established companies.

.. The Fund may invest up to 25% of its assets in the securities of non-U.S. issuers. Securities of Canadian issuers and American Depository Receipts are not subject to this 25% limitation. International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

ABOUT INDEXES USED IN THIS REPORT

.. The Goldman Sachs Technology Composite Index is a modified capitalization-weighted index composed of companies involved in the technology industry. The index is rebalanced semiannually.

.. The unmanaged Lipper Science and Technology Fund Index represents an average of the performance of the 30 largest science and technology funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

.. The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500 --registered trademark-- Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

.. The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index.

.. A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

OTHER INFORMATION

.. The returns shown in management's discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

.. Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. Shareholders can look up the Fund's Forms N-Q on the SEC's Web site at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549- 0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202-942-8090 or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-3826 and 002-85905. The Fund's most recent portfolio holdings, as filed on Form N-Q, are also available at AIMinvestments.com.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-959-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC's Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2004 is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC's Web site, sec.gov.
--------------------------------------------------------------------------------
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
--------------------------------------------------------------------------------

NOT FDIC INSURED           MAY LOSE VALUE        NO BANK GUARANTEE

AIMINVESTMENTS.COM

AIM TECHNOLOGY FUND

                    DEAR FELLOW SHAREHOLDERS:

                    The fiscal year covered by this report saw both equities and bonds* produce positive total returns, but it wasn't a very smooth ride. Markets were at their best during the second half of 2004--bonds during the third quarter of that year and equities during the fourth. Returns turned negative for both asset classes during the first quarter of 2005.

[GRAHAM PHOTO]           The huge run-up in the price of oil over the course of
                    the fiscal year goes a long way toward explaining the markets' loss of confidence early in 2005. The Consumer Price Index rose more in March 2005 than one month earlier. Energy costs advanced 4.0% in March; the petroleum-based subset of energy increased 7.8%.

ROBERT H. GRAHAM         Another negative factor has been Federal Reserve
                    policy. With a view to warding off potential inflation, the Federal Reserve (the Fed) raised short-term interest rates in March, the seventh such move since mid-year 2004. The Fed noted that inflationary pressures have picked up recently and that businesses' ability to raise prices appeared stronger than in the recent past. There is a virtually universal expectation that the Fed will continue to increase short-term interest rates during 2005, which could ultimately dampen economic performance. (In early May, after the close of the reporting period, the Fed raised rates once again.)

[WILLIAMSON PHOTO]       Nevertheless, there was also much good news for
                    investors as of March 31, 2005:

                    . The Institute for Supply Management's manufacturing and non-manufacturing indexes--based on surveys of purchasing managers in industries that cover more than 80% of the U.S. economy--both indicated continued healthy growth during March and April and remained in very strong territory. April was the 42nd month in a row these surveys showed the economy as a whole expanding.

MARK H. WILLIAMSON  .    Job growth during March was weaker than in the recent
                         past, though the unemployment rate declined over the course of the fiscal year. In fact, less than robust job growth during March was good news for bond investors--there is still enough slack in the job market to keep wage inflation from becoming an issue.

                    . Bond yields haven't risen as much as might be expected given seven increases in short-term rates over the fiscal year. Evidently, the bond market is not anticipating a long-term inflationary pattern.

                         So once again we are seeing a good news/bad news
                    combination--a situation that is far from unusual. Over the short term, financial markets are unpredictable. It is over the long term that they have been rewarding to investors, and we remain confident in their long-term outlook. Given the inability to make accurate short-term forecasts, as always, we urge our shareholders to:

                    .    keep a long-term investment perspective,

                    . make sure their portfolios are suitably diversified, and

                    . contact their financial advisors when they have questions or concerns about their investments or the markets.

                    YOUR FUND

                    The following pages present a discussion of your Fund's approach to investing, an explanation of its performance over the fiscal year, and a summary of its portfolio as that year closed. Further information about your Fund and The AIM Family of Funds --registered trademark--, as well as general information concerning investing, is always available on our widely praised Web site, AIMinvestments.com. We invite you to visit frequently.

                         As always, we at AIM are dedicated to building
                    solutions to help you meet your investment goals. We thank you for your continued participation in AIM Investments --registered trademark--. If you have any questions, please contact our award-winning Client Service representatives at 800-959-4246. We are pleased to be of help.

                    Sincerely

                    /s/ ROBERT H. GRAHAM            /s/ MARK H. WILLIAMSON

                    Robert H. Graham                Mark H. Williamson
                    Trustee, President &            Chairman & President,
                    Vice Chair, AIM Funds           A I M Advisors, Inc.

                    May 20, 2005

                    * Equities represented by the S&P 500 Index, an index of common stocks often used as a general measure of U.S. stock market performance; bonds by the Lehman U.S. Aggregate Bond Index, an index compiled by Lehman Brothers, the global investment bank, that represents the U.S. investment-grade fixed-rate bond market.

                    AIM INVESTMENTS IS A REGISTERED SERVICE MARK OF A I M MANAGEMENT GROUP INC. A I M ADVISORS, INC. AND A I M CAPITAL MANAGEMENT, INC. ARE THE INVESTMENT ADVISORS AND A I M DISTRIBUTORS, INC. IS THE DISTRIBUTOR FOR THE RETAIL FUNDS REPRESENTED BY AIM INVESTMENTS.

AIM TECHNOLOGY FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

For the fiscal year ended March 31, 2005, Investor Class shares of AIM Technology Fund underperformed the broad market, as represented by the S&P 500 Index, but performed somewhat better than the Goldman Sachs Technology Composite Index and the Lipper Science and Technology Fund Index.

--------------------------------------------------------------------------------
FUND VS. INDEXES

TOTAL RETURNS, 3/31/04-3/31/05, EXCLUDING APPLICABLE SALES CHARGES. IF SALES CHARGES WERE INCLUDED, RETURNS WOULD BE LOWER.

Class A Shares                  -4.53%

Class B Shares                  -5.15

Class C Shares                  -5.12

Class K Shares                  -4.75

Investor Class Shares           -4.57

S&P 500 Index (Broad Market
Index)                           6.69

Goldman Sachs Technology
Composite Index (Style-
specific Index)                 -5.39

Lipper Science and Technology
Fund Index (Peer Group Index)   -5.51

SOURCE: LIPPER, INC.
--------------------------------------------------------------------------------

     Information technology was the weakest sector of the S&P 500 Index for the fiscal year, and as a result the Fund underperformed the broad market. The Fund performed somewhat better than its style-specific and peer group indexes because we increased our semiconductor holdings in the fourth quarter of 2004 in response to an improved inventory picture. During the fourth quarter, semiconductor stocks generally performed better than other technology stocks. Since the fourth quarter, we reduced our semiconductor holdings somewhat and increased our exposure to more defensive business services stocks. The Fund's style-specific index is intended to depict the performance of the types of securities in which the Fund invests--in this case, technology-related stocks. The Fund's peer group index is intended to depict the performance of mutual funds with investment strategies similar to those of the Fund--in this case, other mutual funds that invest in technology-related stocks.

HOW WE INVEST

In keeping with our investment philosophy and process, we look for attractively valued, well-managed companies in the information technology sector with the potential to deliver attractive returns. While we are permitted to invest in stocks of any market capitalization, we tend to focus on mid- and large-cap stocks to avoid liquidity problems that can be associated with some small-cap stocks.

     Within our universe of U.S. and international technology stocks, we seek to identify industries likely to benefit from strong fundamentals over the next 12 to 24 months. Within each of those industries, we look for market-leading companies with strong managements. Then we apply our proprietary valuation analysis--allowing us to compare a stock's current valuation to its historical valuations as well as the valuations of its competitors. Finally, we construct the fund's portfolio with the goal of holding 80 to 120 individual stocks.

     Depending on market conditions, we try to invest 50% to 80% of the fund's assets in strategic, or core, holdings--market leading companies we expect to hold for a longer-term investment horizon. We normally invest 20% to 50% of the fund's assets in tactical, or non-core, holdings--companies that we believe have compelling near-term appreciation potential.

     We may reduce or eliminate exposure to a stock when:

.. A more attractive investment opportunity is identified. Since we found few such opportunities, portfolio turnover was lower this fiscal year compared to the previous fiscal year.

.. A company's fundamentals change (product failure, reduced pricing power, margin compression, etc.)

.. A company's earnings disappoint.

.. Management's strategic direction shifts or unfavorable changes occur.

Market conditions and your Fund

Gross domestic product grew at an annualized rate of 3.3%, 4.0% and 3.8% in the second, third and fourth quarters of 2004, respectively. It grew by an estimated 3.1% in the first quarter of 2005.

     Technology stocks, as a group, fared less well than the broad market and displayed considerable volatility, as shown in the table on the following page. While technology stocks led the market in the fourth quarter of 2004, they couldn't maintain their momentum

--------------------------------------------------------------------------------

TOP 10 EQUITY HOLDINGS*           PORTFOLIO COMPOSITION                            TOTAL NET ASSETS               $1.3 billion
                                                                                   TOTAL NUMBER OF HOLDINGS*                96
1. Intel Corp.              3.4%  By industry
2. Yahoo! Inc.              3.3   1. Semiconductors                         21.3%
3. Apple Computer, Inc.     3.1   2. Computer Hardware                      10.6
4. Oracle Corp.             3.0   3. Communications Equipment                9.8
5. Dell Inc.                2.9   4. Internet Software & Services            8.1
6. Cisco Systems, Inc.      2.9   5. Systems Software                        7.6
7. EMC Corp.                2.7   6. Application Software                    7.2
8. Amdocs Ltd. (United      2.4   7. Computer Storage &
   Kingdom)                          Peripherals                             6.3
9. International Business         8. Wireless Telecommunication Services     5.7
   Machines Corp.           2.4   9. Data Processing & Outsourced Services   3.2
10.VeriSign, Inc.           2.1   10.IT Consulting & Other Services          3.1

The Fund's holdings are subject   14 Other Industries, Each Less than 3%
to change, and there is no        of Total Net Assets                       13.9
assurance that the Fund will      Money Market Funds
continue to hold any particular   Plus Other Assets Less Liabilities         3.2
security.

*Excluding money market fund holdings.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BROAD MARKET VS.
INFORMATION TECHNOLOGY SECTOR

Cumulative returns, not annualized, by quarter

                               GOLDMAN SACHS
                        S&P     TECHNOLOGY
                        500     COMPOSITE
                       INDEX      INDEX

Second Quarter 2004     1.72%       1.76%

Third Quarter 2004     -1.87      -11.10

Fourth Quarter 2004     9.23       14.68

First Quarter 2005     -2.15       -8.81

Source: Lipper, Inc.
--------------------------------------------------------------------------------

during the first quarter of 2005, when they trailed all sectors of the market except for telecommunication services. Single-sector mutual funds often can be more volatile than more diversified funds.

     Strategically, we have skewed our holdings in the portfolio to focus on technology companies that target business customers because we believe increased technology-related capital spending by businesses will be among the primary growth engines in the information technology sector in 2005. The absence of such spending has hindered technology stocks of late as corporations have held back technology-related capital spending due to uncertainty about the direction of the economy.

     Despite generally positive economic news, many corporate leaders used their cash to strengthen their balance sheets by paying down debt or building up their cash reserves rather than to enhance their technology infrastructures. As a result, we believe many corporations now have the ability to purchase technology-related equipment as the need arises. However, there seems to be little sense of urgency and no so-called "killer application"--a certain hardware or software solution that companies feel they absolutely must have to remain competitive.

     In recent years, technology spending--and technology companies' stock prices--have become increasingly seasonal. Information technology-related capital spending typically peaks in the third and fourth quarters as companies scramble to spend their annual budgets before the end of the year. Stock prices of many technology companies also seem to follow this general pattern.

     Generally speaking, there are three major purchasers of technology products and services:

.. Consumers;

.. Businesses, including corporate and small/medium sized businesses (SMB);

.. Telecommunications companies.

     We've become concerned about consumers' ability to increase their spending in 2005. We've already seen auto sales decline, and higher gasoline prices and rising interest rates could further erode consumer spending. As a result, we have consciously underweighted technology stocks that depend on consumers for their sales, and overweighted stocks of companies whose business is driven chiefly by enterprise and SMB demand. Fund holdings positioned to benefit from an eventual increase in technology-related capital spending include industry leaders such as Oracle, IBM, EMC and Cisco Systems.

     For much of 2004, we de-emphasized semiconductor stocks due to concerns about increased inventories and slowing earnings. During the third quarter of 2004, however, we increased our holdings to take advantage of attractive valuations within the group and an improving inventory picture. This proved beneficial, as the industry performed well in the fourth quarter of 2004. Since then, we have trimmed our semiconductor holdings somewhat while adding to our holdings in the information technology services industry, which we considered to be a bit more defensive.

     Apple Computer continued to be a standout performer. Sales of its iPod--registered trademark-- digital music player have remained strong. In the company's fourth quarter earnings announcement we began to see indications of a "halo effect"--an increase in the sales of the company's computers and accessories because of the iPod's success in luring customers to the company's Web site and stores. Apple remains an important holding in the fund, but we sold some of our holdings and took some profits before the close of the fiscal year.

     While we believe Cisco is poised to benefit from an increase in technology-related capital spending, the stock was the largest drag on Fund performance for the fiscal year. The company's announcement in February 2004 that business had slowed in January signaled the beginning of an eight-month decline in the information technology sector. Despite its position as a market leader with an exceptionally strong balance sheet, Cisco's stock performance was disappointing, largely, we believed, because investors' expectations for the company's growth rate were unrealistically high. Despite its poor short-term performance, we held the stock at the close of the fiscal year because we believed that Cisco's business is poised to possibly accelerate in 2005.

IN CLOSING

This fiscal year was difficult and disappointing for technology investors. Despite a reasonably strong economy in 2004, technology stocks, as a group, underperformed other cyclical stocks. While 2005 began on a weak note, we have tried to position the Fund in such a way as to benefit when technology-related capital spending recovers--something that we believe is likely to occur as the year progresses. As always, we thank you for your continuing investment in AIM Technology Fund.

The views and opinions expressed in management's discussion of Fund performance are those of A I M Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but A I M Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

     See important Fund and index disclosures inside front cover.
--------------------------------------------------------------------------------
[KEITHLER PHOTO]

WILLIAM R. KEITHLER, Chartered Financial Analyst, senior portfolio manager, is lead portfolio manager of AIM Technology Fund. He began his investment career in 1982 and joined the Fund's advisor in 1986, where he managed several funds for the company until 1993. He rejoined the Fund's advisor in 1998. Mr. Keithler has a B.A. from Webster College in St. Louis, and an M.A. in finance from the University of Wisconsin-Madison.

[FENTON PHOTO]

MICHELLE ESPELIEN FENTON, Chartered Financial Analyst, portfolio manager, is a portfolio manager of AIM Technology Fund. She began her investment career in 1995. Before joining the Fund's advisor in 1998, she worked as an equity analyst at another investment firm. She assumed her current duties in 2003. Ms. Fenton received her B.A. in finance from Montana State University.

Assisted by the Technology Team
--------------------------------------------------------------------------------
                              [RIGHT ARROW GRAPHIC]

     FOR A PRESENTATION OF YOUR FUND'S LONG-TERM PERFORMANCE RECORD, PLEASE TURN TO PAGE 5.

AIM TECHNOLOGY FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2004, through March 31, 2005.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended March 31, 2005, appear in the table "Cumulative Total Returns" on page 5. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

--------------------------------------------------------------------------------

                                         ACTUAL                     HYPOTHETICAL
                                                            (5% ANNUAL RETURN BEFORE EXPENSES)

          BEGINNING ACCOUNT  ENDING ACCOUNT  EXPENSES PAID    ENDING ACCOUNT       EXPENSES
SHARE           VALUE            VALUE           DURING           VALUE          PAID DURING
CLASS         (10/1/04)       (3/31/05)/1/     PERIOD/2/         (3/31/05)       PERIOD/2/
  A          $ 1,000.00       $  1,063.60       $   7.72       $  1,017.45       $   7.54
  B            1,000.00          1,059.80          11.04          1,014.21          10.80
  C            1,000.00          1,060.00          11.04          1,014.21          10.80
  K            1,000.00          1,062.70           8.85          1,016.36           8.65
Investor       1,000.00          1,063.20           7.82          1,017.35           7.64


/1/The actual ending account value is based on the actual total return of the Fund for the period October 1, 2004, to March 31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended March 31, 2005, appear in the table "Cumulative Total Returns" on page 5.

/2/Expenses are equal to the Fund's annualized expense ratio, 1.50%, 2.15%, 2.15%, 1.72% and 1.52% for Class A, B, C, K and Investor Class shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
--------------------------------------------------------------------------------

                                              [ARROW
                                              BUTTON  For More Information Visit
                                              IMAGE]  AIMINVESTMENTS.COM

AIM TECHNOLOGY FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Your Fund's total return includes reinvested distributions, maximum applicable sales charges, Fund expenses and management fees. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and tables does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance of the indexes does not reflect the effects of taxes.

     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $10,000 and $20,000 is the same size as the space between $20,000 and $40,000, the space between $20,000 and $40,000 is the same as that between $40,000 and $80,000, and so on.

-------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS

As of 3/31/05, including applicable sales charges

CLASS A SHARES
Inception (3/28/02)           -9.81%
  1 Year                      -9.79

CLASS B SHARES
Inception (3/28/02)           -9.73%
  1 Year                      -9.89

CLASS C SHARES
Inception (2/14/00)          -23.98%
  5 Years                    -25.47
  1 Year                      -6.07

CLASS K SHARES
Inception (11/30/00)         -19.81%
  1 Year                      -4.75

INVESTOR CLASS SHARES
Inception (1/19/84)           10.99%
  10 Years                     5.45%
  5 Years                    -24.87
  1 Year                      -4.57
-------------------------------------------------

RESULTS OF A $10,000 INVESTMENT

Fund data from 1/19/84 (Index data from 1/31/84)

                                [MOUNTAIN CHART]

--------------------------------------------------------------------------------

         AIM TECHNOLOGY                         AIM TECHNOLOGY
         FUND INVESTOR                           FUND INVESTOR
 DATE    CLASS SHARES    S&P 500 INDEX  DATE     CLASS SHARES   S&P 500 INDEX
1/19/84        $  10000                  7/94        43410              40280
   1/84           10000       $  10000   8/94        46791              41928
   2/84            9975           9648   9/94        47287              40904
   3/84            9925           9815  10/94        49302              41821
   4/84            9787           9908  11/94        47660              40300
   5/84            9412           9360  12/94        49090              40897
   6/84            9488           9563   1/95        49006              41957
   7/84            8563           9445   2/95        51966              43590
   8/84            9762          10488   3/95        53702              44874
   9/84            9137          10490   4/95        56274              46195
  10/84            8913          10531   5/95        56787              48038
  11/84            8123          10413   6/95        61750              49152
  12/84            8712          10687   7/95        66566              50781
   1/85           10091          11520   8/95        67179              50908
   2/85           10580          11661   9/95        69120              53055
   3/85           10129          11668  10/95        70101              52866
   4/85            9590          11658  11/95        72268              55184
   5/85            9903          12331  12/95        71574              56247
   6/85            9665          12524   1/96        71767              58159
   7/85           10141          12506   2/96        75004              58700
   8/85           10078          12385   3/96        73504              59265
   9/85            9439          12011   4/96        80148              60138
  10/85            9515          12566   5/96        83258              61686
  11/85           10706          13428   6/96        77963              61922
  12/85           11095          14078   7/96        74361              59187
   1/86           11358          14157   8/96        80273              60438
   2/86           11634          15214   9/96        86157              63836
   3/86           12624          16063  10/96        84106              65596
   4/86           13025          15883  11/96        88968              70550
   5/86           13602          16727  12/96        87135              69153
   6/86           12838          17010   1/97        91945              73471
   7/86           11685          16059   2/97        85334              74047
   8/86           12625          17250   3/97        80862              71011
   9/86           11898          15823   4/97        85698              75246
  10/86           12986          16736   5/97        92108              79847
  11/86           13265          17143   6/97        94752              83396
  12/86           13517          16705   7/97       104511              90030
   1/87           16032          18955   8/97       104793              84990
   2/87           17724          19704   9/97       108838              89642
   3/87           18101          20272  10/97       101514              86652
   4/87           19220          20092  11/97        99422              90660
   5/87           19583          20266  12/97        94839              92216
   6/87           18032          21290   1/98        93255              93235
   7/87           17823          22369   2/98       100165              99955
   8/87           18383          23203   3/98       106085             105070
   9/87           18747          22694   4/98       109045             106146
  10/87           11880          17807   5/98       103331             104324
  11/87           10788          16340   6/98       109748             108558
  12/87           12803          17582   7/98       107981             107411
   1/88           12216          18321   8/98        88901              91893
   2/88           13573          19172   9/98        98600              97784
   3/88           14049          18580  10/98        98984             105726
   4/88           14693          18786  11/98       108012             112131
   5/88           14427          18946  12/98       123392             118588
   6/88           15799          19815   1/99       136793             123546
   7/88           15058          19739   2/99       123428             119706
   8/88           14330          19070   3/99       141696             124495
   9/88           14527          19882   4/99       144969             129316
  10/88           14149          20435   5/99       144055             126265
  11/88           13869          20143   6/99       164756             133254
  12/88           14625          20494   7/99       162104             129111
   1/89           15227          21994   8/99       175931             128472
   2/89           15031          21447   9/99       181227             124954
   3/89           15395          21947  10/99       205130             132858
   4/89           16137          23085  11/99       240618             135558
   5/89           17355          24016  12/99       302216             143531
   6/89           15829          23881   1/00       301038             136321
   7/89           17159          26035   2/00       407394             133743
   8/89           18041          26542   3/00       381280             146819
   9/89           18447          26434   4/00       337776             142403
  10/89           17720          25821   5/00       297952             139484
  11/89           18154          26345   6/00       349021             142919
  12/89           17762          26977   7/00       338062             140687
   1/90           17105          25167   8/00       395735             149420
   2/90           18574          25491   9/00       366570             141534
   3/90           19639          26166  10/00       330096             140933
   4/90           19778          25514  11/00       234368             129831
   5/90           22620          27996  12/00       233431             130468
   6/90           22901          27808   1/01       252292             135094
   7/90           21362          27719   2/01       175393             122783
   8/90           18450          25216   3/01       139034             115009
   9/90           16365          23991   4/01       174307             123940
  10/90           16254          23890   5/01       161844             124771
  11/90           18214          25431   6/01       158332             121735
  12/90           19293          26139   7/01       145127             120537
   1/91           22190          27274   8/01       123808             112998
   2/91           23520          29222   9/01        92720             103874
   3/91           25998          29929  10/01       108770             105856
   4/91           25200          30000  11/01       127870             113974
   5/91           26279          31290  12/01       127205             114973
   6/91           23940          29858   1/02       126467             113296
   7/91           26669          31248   2/02       107130             111111
   8/91           28867          31986   3/02       118765             115290
   9/91           29568          31451   4/02       103064             108303
  10/91           31481          31873   5/02        97045             107508
  11/91           30090          30592   6/02        83614              99853
  12/91           34125          34085   7/02        73145              92071
   1/92           36230          33450   8/02        70373              92674
   2/92           37415          33883   9/02        58501              82612
   3/92           34631          33225  10/02        67598              89876
   4/92           32180          34200  11/02        77907              95160
   5/92           33135          34367  12/02        67125              89573
   6/92           31220          33856   1/03        66541              87231
   7/92           32369          35238   2/03        67206              85920
   8/92           31136          34518   3/03        65996              86752
   9/92           32805          34924   4/03        71969              93894
  10/92           35134          35043   5/03        79778              98837
  11/92           38907          36233   6/03        79076             100099
  12/92           40541          36678   7/03        82555             101865
   1/93           40160          36984   8/03        89118             103848
   2/93           36787          37488   9/03        85723             102748
   3/93           37846          38279  10/03        95169             108558
   4/93           36942          37353  11/03        96892             109512
   5/93           41201          38350  12/03        96107             115251
   6/93           41860          38462   1/04        99894             117366
   7/93           42032          38307   2/04        98175             118997
   8/93           45268          39757   3/04        95633             117202
   9/93           46853          39453   4/04        89503             115364
  10/93           46942          40268   5/04        94032             116944
  11/93           44923          39884   6/04        95433             119217
  12/93           46635          40367   7/04        85517             115272
   1/94           47740          41738   8/04        82002             115734
   2/94           47821          40605   9/04        85832             116988
   3/94           44598          38838  10/04        91454             118775
   4/94           45369          39336  11/04        96612             123579
   5/94           44993          39979  12/04        99346             127783
   6/94           42739          39001   1/05        93683             124669
                                         2/05        94273             127291
                                         3/05     $  91266          $  125039


                                                            Source: Lipper, Inc.
--------------------------------------------------------------------------------

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit AIMinvestments.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase.

Class K shares do not have a front-end sales charge; returns shown are at net asset value and do not reflect a 0.70% CDSC that may be imposed on a total redemption of retirement plan assets within the first year.

Investor Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund's share classes will differ due to different sales charge structures and class expenses.

Had the advisor not waived fees and/or reimbursed expenses for the Fund's Class A, Class B, Class C and Class K shares, performance for these share classes would have been lower.

---------------------------------------
CUMULATIVE TOTAL RETURNS

Excluding applicable sales
charges 6 months ended 3/31/05

Class A Shares                    6.36%
Class B Shares                    5.98
Class C Shares                    6.00
Class K Shares                    6.27
Investor Class Shares             6.32
---------------------------------------

SUPPLEMENT TO ANNUAL REPORT DATED 3/31/05

AIM TECHNOLOGY FUND

INSTITUTIONAL CLASS SHARES

The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria.

--------------------------------
AVERAGE ANNUAL TOTAL RETURNS
For periods ended 3/31/05

Inception (12/21/98)     -3.51%
  5 Years               -24.29
  1 Year                 -3.59
--------------------------------

--------------------------------
CUMULATIVE TOTAL RETURN*
6 months ended 3/31/05

  6 Months                6.72%

*Return has not been annualized.
--------------------------------

     Institutional Class shares have no sales charge; therefore, performance is at net asset value. Institutional Class shares would have had different returns due to differences in the expense structure of the Institutional Class. Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. Please consult your fund prospectus for more information. For the most current month-end performance, please call 800-525-8085 or visit AIMinvestments.com.

                                   Over for information on your fund's expenses.

                       FOR INSTITUTIONAL INVESTOR USE ONLY
This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

                          [YOUR GOALS. OUR SOLUTIONS.]
                            - REGISTERED TRADEMARK -

                                                          [AIM INVESTMENTS LOGO]
                                                          -REGISTERED TRADEMARK-

AIMinvestments.com     I-TEC-INS-1

INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2004, through March 31, 2005.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The Fund's actual cumulative total return after expenses for the six months ended March 31, 2005, appears in the table on the front of this supplement. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

--------------------------------------------------------------------------------

                                                 ACTUAL                       HYPOTHETICAL
                                                                     (5% ANNUAL RETURN BEFORE EXPENSES)

                BEGINNING ACCOUNT    ENDING ACCOUNT    EXPENSES     ENDING ACCOUNT    EXPENSES
   SHARE             VALUE               VALUE        PAID DURING      VALUE         PAID DURING
   CLASS           (10/1/04)         (3/31/05)/1/      PERIOD/2/     (3/31/05)        PERIOD/2/
Institutional      $ 1,000.00          $ 1,067.20       $ 4.07       $ 1,020.99        $ 3.98

/1/The actual ending account value is based on the actual total return of the Fund for the period October 1, 2004, to March 31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total return after expenses for the six months ended March 31, 2005, appears in the table on the front of this supplement.

/2/Expenses are equal to the Fund's annualized expense ratio, 0.79% for the Institutional Class shares, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
--------------------------------------------------------------------------------

AIMinvestments.com     I-TEC-INS-1

FINANCIALS

Schedule of Investments
March 31, 2005


                                                                     MARKET
                                                         SHARES      VALUE
  ----------------------------------------------------------------------------
  DOMESTIC COMMON STOCKS & OTHER
   EQUITY INTERESTS-84.02%

  APPLICATION SOFTWARE-3.40%
  Kronos Inc./(a)/                                         65,800 $  3,363,038
  ----------------------------------------------------------------------------
  Macromedia, Inc./(a)/                                   406,600   13,621,100
  ----------------------------------------------------------------------------
  Mercury Interactive Corp./(a)/                          228,500   10,826,330
  ----------------------------------------------------------------------------
  NAVTEQ Corp./(a)/                                       265,900   11,526,765
  ----------------------------------------------------------------------------
  Siebel Systems, Inc./(a)/                               664,900    6,070,537
  ----------------------------------------------------------------------------
                                                                    45,407,770
  ----------------------------------------------------------------------------

  BIOTECHNOLOGY-0.93%
  Genzyme Corp./(a)/                                      217,800   12,466,872
  ----------------------------------------------------------------------------
  Ingenex, Inc.-Pfd., Series B (Acquired 09/27/94; Cost
   $178,316)/(a)(b)(c)(d)(e)/                              30,627            0
  ----------------------------------------------------------------------------
                                                                    12,466,872
  ----------------------------------------------------------------------------

  BROADCASTING & CABLE TV-2.22%
  Cablevision Systems Corp. New York Group-Class A/(a)/   130,200    3,652,110
  ----------------------------------------------------------------------------
  Comcast Corp.-Class A/(a)/                              770,700   26,034,246
  ----------------------------------------------------------------------------
                                                                    29,686,356
  ----------------------------------------------------------------------------

  COMMUNICATIONS EQUIPMENT-8.23%
  Avaya Inc./ (a)/                                        557,200    6,508,096
  ----------------------------------------------------------------------------
  Cisco Systems, Inc./(a)/                              2,155,160   38,555,812
  ----------------------------------------------------------------------------
  Comverse Technology, Inc./(a)/                        1,076,000   27,136,720
  ----------------------------------------------------------------------------
  F5 Networks, Inc./(a)(f)/                               251,700   12,708,333
  ----------------------------------------------------------------------------
  Juniper Networks, Inc./(a)/                             311,622    6,874,381
  ----------------------------------------------------------------------------
  QUALCOMM Inc.                                           494,500   18,123,425
  ----------------------------------------------------------------------------
                                                                   109,906,767
  ----------------------------------------------------------------------------

  COMPUTER HARDWARE-10.55%
  Apple Computer, Inc./(a)/                               982,200   40,928,274
  ----------------------------------------------------------------------------
  Avid Technology, Inc./(a)/                              298,300   16,143,996
  ----------------------------------------------------------------------------
  Dell Inc./(a)/                                        1,003,600   38,558,312
  ----------------------------------------------------------------------------
  Hewlett-Packard Co.                                     604,800   13,269,312
  ----------------------------------------------------------------------------
  International Business Machines Corp.                   350,400   32,019,552
  ----------------------------------------------------------------------------
                                                                   140,919,446
  ----------------------------------------------------------------------------

  COMPUTER STORAGE & PERIPHERALS-6.25%
  Brocade Communications Systems, Inc./(a)/               821,200    4,861,504
  ----------------------------------------------------------------------------
  EMC Corp./(a)/                                        2,914,472   35,906,295
  ----------------------------------------------------------------------------
  Emulex Corp./(a)/                                       533,200   10,045,488
  ----------------------------------------------------------------------------
  Network Appliance, Inc./(a)/                            483,500   13,373,610
  ----------------------------------------------------------------------------
  QLogic Corp./(a)/                                       190,000    7,695,000
  ----------------------------------------------------------------------------
  Storage Technology Corp./(a)/                           375,400   11,562,320
  ----------------------------------------------------------------------------
                                                                    83,444,217
  ----------------------------------------------------------------------------

                                                                   MARKET
                                                       SHARES      VALUE
    ------------------------------------------------------------------------

    CONSTRUCTION & ENGINEERING-0.23%
    Dycom Industries, Inc./(a)/                         135,200 $  3,108,248
    ------------------------------------------------------------------------

    DATA PROCESSING & OUTSOURCED
     SERVICES-3.18%
    Automatic Data Processing, Inc.                     215,300    9,677,735
    ------------------------------------------------------------------------
    CheckFree Corp./(a)/                                167,000    6,806,920
    ------------------------------------------------------------------------
    DST Systems, Inc./(a)/                              334,000   15,424,120
    ------------------------------------------------------------------------
    First Data Corp.                                    267,800   10,527,218
    ------------------------------------------------------------------------
                                                                  42,435,993
    ------------------------------------------------------------------------

    ELECTRONIC EQUIPMENT
     MANUFACTURERS-1.00%
    Amphenol Corp.-Class A                              340,600   12,615,824
    ------------------------------------------------------------------------
    Dolby Laboratories Inc.-Class A/(a)/                 33,800      794,300
    ------------------------------------------------------------------------
                                                                  13,410,124
    ------------------------------------------------------------------------

    ELECTRONIC MANUFACTURING
     SERVICES-0.62%
    Trimble Navigation Ltd./(a)/                        245,450    8,298,665
    ------------------------------------------------------------------------

    HEALTH CARE EQUIPMENT-0.49%
    Medtronic, Inc.                                     128,100    6,526,695
    ------------------------------------------------------------------------

    HEALTH CARE SERVICES-0.54%
    Quest Diagnostics Inc.                               68,700    7,222,431
    ------------------------------------------------------------------------

    HOME ENTERTAINMENT SOFTWARE-0.69%
    Activision, Inc./(a)/                               620,799    9,187,825
    ------------------------------------------------------------------------

    INTEGRATED TELECOMMUNICATION
     SERVICES-1.17%
    Sprint Corp.                                        689,600   15,688,400
    ------------------------------------------------------------------------

    INTERNET RETAIL-1.04%
    eBay Inc./(a)/                                      374,100   13,938,966
    ------------------------------------------------------------------------

    INTERNET SOFTWARE & SERVICES-8.03%
    Google Inc.-Class A/(a)/                             94,700   17,094,297
    ------------------------------------------------------------------------
    InfoSpace, Inc./(a)/                                184,900    7,549,467
    ------------------------------------------------------------------------
    Niku Corp./(a)/                                     163,200    2,945,760
    ------------------------------------------------------------------------
    Openwave Systems Inc./(a)/                          684,300    8,341,617
    ------------------------------------------------------------------------
    VeriSign, Inc./(a)(f)/                              970,200   27,844,740
    ------------------------------------------------------------------------
    Yahoo! Inc./(a)/                                  1,281,400   43,439,460
    ------------------------------------------------------------------------
                                                                 107,215,341
    ------------------------------------------------------------------------

    IT CONSULTING & OTHER SERVICES-2.15%
    Sapient Corp./(a)/                                  105,700      776,367
    ------------------------------------------------------------------------
    Anteon International Corp./(a)/                     150,700    5,866,751
    ------------------------------------------------------------------------
    Cognizant Technology Solutions Corp.-Class A/(a)/   476,700   22,023,540
    ------------------------------------------------------------------------
                                                                  28,666,658
    ------------------------------------------------------------------------

                                                                 MARKET
                                                     SHARES      VALUE
      --------------------------------------------------------------------

      MOVIES & ENTERTAINMENT-1.87%
      Time Warner Inc./(a)/                         1,420,500 $ 24,929,775
      --------------------------------------------------------------------

      OFFICE ELECTRONICS-0.53%
      Zebra Technologies Corp. -- Class A/(a)/        148,350    7,045,142
      --------------------------------------------------------------------

      OTHER DIVERSIFIED FINANCIAL
       SERVICES-0.46%
      BlueStream Ventures L.P.
       (Acquired 08/30/00-01/07/05; Cost
       $17,784,281)/(a)(b)(c)(d)(e)(g)(h)/         18,800,865    6,153,899
      --------------------------------------------------------------------

      SEMICONDUCTOR EQUIPMENT-2.22%
      ATMI, Inc./(a)/                                 136,400    3,415,456
      --------------------------------------------------------------------
      KLA-Tencor Corp./(a)/                           291,000   13,388,910
      --------------------------------------------------------------------
      Lam Research Corp./(a)/                         168,300    4,857,138
      --------------------------------------------------------------------
      Novellus Systems, Inc./(a)/                     142,700    3,814,371
      --------------------------------------------------------------------
      Teradyne, Inc./(a)/                             285,100    4,162,460
      --------------------------------------------------------------------
                                                                29,638,335
      --------------------------------------------------------------------

      SEMICONDUCTORS-17.94%
      Altera Corp./(a)/                             1,187,000   23,478,860
      --------------------------------------------------------------------
      Analog Devices, Inc.                            382,800   13,834,392
      --------------------------------------------------------------------
      Broadcom Corp. -- Class A/(a)/                  552,700   16,536,784
      --------------------------------------------------------------------
      Cypress Semiconductor Corp./(a)/                551,100    6,943,860
      --------------------------------------------------------------------
      Freescale Semiconductor Inc. -- Class A/(a)/    237,600    4,027,320
      --------------------------------------------------------------------
      Freescale Semiconductor Inc. -- Class B/(a)/    226,377    3,905,003
      --------------------------------------------------------------------
      Integrated Device Technology, Inc./(a)/         274,200    3,298,626
      --------------------------------------------------------------------
      Intel Corp.                                   1,960,500   45,542,415
      --------------------------------------------------------------------
      Linear Technology Corp.                         375,000   14,366,250
      --------------------------------------------------------------------
      Maxim Integrated Products, Inc.                 521,000   21,293,270
      --------------------------------------------------------------------
      Microchip Technology Inc.                       512,500   13,330,125
      --------------------------------------------------------------------
      National Semiconductor Corp.                    992,100   20,447,181
      --------------------------------------------------------------------
      PMC-Sierra, Inc./(a)/                           824,100    7,252,080
      --------------------------------------------------------------------
      Sigmatel Inc./(a)/                               86,400    3,233,952
      --------------------------------------------------------------------
      Texas Instruments Inc.                          748,100   19,069,069
      --------------------------------------------------------------------
      Xilinx, Inc.                                    787,100   23,006,933
      --------------------------------------------------------------------
                                                               239,566,120
      --------------------------------------------------------------------

      SYSTEMS SOFTWARE-6.25%
      McAfee Inc./(a)/                                293,000    6,610,080
      --------------------------------------------------------------------
      Microsoft Corp.                               1,117,000   26,997,890
      --------------------------------------------------------------------
      Oracle Corp./(a)/                             3,182,000   39,711,360
      --------------------------------------------------------------------
      Symantec Corp./(a)/                             162,300    3,461,859
      --------------------------------------------------------------------
      VERITAS Software Corp./(a)/                     286,900    6,661,818
      --------------------------------------------------------------------
                                                                83,443,007
      --------------------------------------------------------------------

      WIRELESS TELECOMMUNICATION
       SERVICES-4.03%
      American Tower Corp. -- Class A/(a)/            432,300    7,880,829
      --------------------------------------------------------------------
      Nextel Communications, Inc. -- Class A/(a)/     476,900   13,553,498
      --------------------------------------------------------------------
      Nextel Partners, Inc. -- Class A/(a)/           715,500   15,712,380
      --------------------------------------------------------------------
      NII Holdings Inc./(a)/                          189,300   10,884,750
      --------------------------------------------------------------------

                                                                     MARKET
                                                        SHARES       VALUE
-------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION
 SERVICES-(CONTINUED)
Syniverse Holdings Inc./(a)/                             416,900 $    5,753,220
-------------------------------------------------------------------------------
                                                                     53,784,677
-------------------------------------------------------------------------------
  Total Domestic Common Stocks & Other Equity
   Interests (Cost $877,747,454)                                  1,122,091,729
-------------------------------------------------------------------------------
FOREIGN STOCKS & OTHER EQUITY
 INTERESTS-12.78%

BERMUDA-2.04%
Marvell Technology Group Ltd. (Semiconductors)/(a)(f)/   710,800     27,252,072
-------------------------------------------------------------------------------

CANADA-1.90%
ATI Technologies Inc. (Semiconductors)/(a)(f)/           629,600     10,866,896
-------------------------------------------------------------------------------
Cognos, Inc. (Application Software)/(a)/                 344,900     14,465,106
-------------------------------------------------------------------------------
                                                                     25,332,002
-------------------------------------------------------------------------------

FINLAND-1.59%
Nokia Oyj-ADR (Communications Equipment)               1,375,800     21,228,594
-------------------------------------------------------------------------------

GERMANY-0.27%
SAP A.G.-ADR (Application Software)                       91,500      3,667,320
-------------------------------------------------------------------------------

INDIA-0.95%
Infosys Technologies Ltd.-ADR (IT Consulting & Other
 Services)                                                44,200      3,258,866
-------------------------------------------------------------------------------
Wipro Ltd.-ADR (IT Consulting & Other Services)/(i)/     462,900      9,447,789
-------------------------------------------------------------------------------
                                                                     12,706,655
-------------------------------------------------------------------------------

ISRAEL-1.37%
Check Point Software Technologies Ltd.
 (Systems Software)/(a)/                                 838,800     18,235,512
-------------------------------------------------------------------------------

JAPAN-0.04%
Jupiter Telecommunications Co., Ltd.
 (Internet Software & Services)(Acquired 03/14/05;
 Cost $528,258)/(a)(b)/                                      687        547,755
-------------------------------------------------------------------------------

MEXICO-0.74%
America Movil S.A. de C.V.-Series L-ADR
 (Wireless Telecommunication Services)                   191,500      9,881,400
-------------------------------------------------------------------------------

RUSSIA-0.98%
AO VimpelCom-ADR
 (Wireless Telecommunication Services)/(a)/              379,000     13,045,180
-------------------------------------------------------------------------------

TAIWAN-0.50%
Taiwan Semiconductor Manufacturing Co. Ltd.-ADR
 (Semiconductors)                                        793,999      6,733,112
-------------------------------------------------------------------------------

UNITED KINGDOM-2.40%
Amdocs Ltd. (Application Software)/(a)/                1,128,320     32,044,288
-------------------------------------------------------------------------------
  Total Foreign Stocks & Other Equity Interests (Cost
   $142,605,399)                                                    170,673,890
-------------------------------------------------------------------------------

                                   NUMBER
                                     OF     EXERCISE EXPIRATION MARKET
                                  CONTRACTS  PRICE      DATE    VALUE
          ------------------------------------------------------------
          OPTIONS PURCHASED-
           0.00%

          PUTS-0.00%
          ATI Technologies Inc.
           (Canada)
           (Semiconductors) (Cost
           $84,454)                 3,262     $15      Apr-05   $8,155
          ------------------------------------------------------------


                                                          SHARES
MONEY MARKET FUNDS-4.43%
Premier Portfolio-Institutional Class
 (Cost $59,112,303)/(j)/                                59,112,303     59,112,303
----------------------------------------------------------------------------------
TOTAL INVESTMENTS-101.23% (excluding investments
 purchased with cash collateral from securities loaned)
 (Cost $1,079,549,610)                                              1,351,886,077
----------------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH
 COLLATERAL FROM SECURITIES LOANED

Money Market Funds-0.55%
Premier Portfolio-Institutional Class/(j)(k)/            7,397,327      7,397,327
----------------------------------------------------------------------------------
Total Money Market Funds (purchased with cash
 collateral from securities loaned) (Cost $7,397,327)                   7,397,327
----------------------------------------------------------------------------------
TOTAL INVESTMENTS-101.78% (Cost $1,086,946,937)                     1,359,283,404
----------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-(1.78%)                                 (23,825,713)
----------------------------------------------------------------------------------
NET ASSETS-100.00%                                                 $1,335,457,691
----------------------------------------------------------------------------------

Investment Abbreviations:
ADR- American Depositary Receipt
Pfd.- Preferred
Notes to Schedule of Investments:
/(a)/Non-income producing security.
/(b)/Security not registered under the Securities Act of 1933, as amended
     (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at March 31, 2005 was $6,701,654, which represented 0.50% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
/(c)/Security is considered venture capital. See Note 1J.
/(d)/Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The aggregate market value of these securities at March 31, 2005 was $6,153,899, which represented 0.45% of the Fund's Total Investments. See Note 1A.
/(e)/Security considered to be illiquid; the Portfolio is limited to investing
     15% of net assets in illiquid securities. The aggregate market value of these securities considered illiquid at March 31, 2005 was $6,153,899, which represented 0.46% of the Fund's Net Assets.
/(f)/A portion of this security is subject to call options written. See Note 1H and Note 9.
/(g)/The Fund has a remaining commitment of $8,847,098 to purchase additional interests in BlueStream Ventures L.P., which is subject to the terms of the limited partnership agreement.
/(h)/The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The market value of this security at March 31, 2005 represented 0.46% of the Fund's Net Assets.
/(i)/All or a portion of this security has been pledged as collateral for securities lending transactions at March 31, 2005.
/(j)/The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
/(k)/The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying notes which are an integral part of the financial statements.

Statement of Assets and Liabilities
March 31, 2005


ASSETS:
Investments, at market value (cost $1,002,653,026)*                  $1,286,619,875
------------------------------------------------------------------------------------
Investments in affiliates (cost $84,293,911)                             72,663,529
------------------------------------------------------------------------------------
    Total investments (cost $1,086,946,937)                           1,359,283,404
------------------------------------------------------------------------------------
Cash                                                                        425,430
------------------------------------------------------------------------------------
Receivables for:
  Investments sold                                                       13,462,418
------------------------------------------------------------------------------------
  Fund shares sold                                                          646,114
------------------------------------------------------------------------------------
  Dividends                                                                 210,834
------------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans           379,647
------------------------------------------------------------------------------------
Other assets                                                                 55,755
------------------------------------------------------------------------------------
    Total assets                                                      1,374,463,602
------------------------------------------------------------------------------------

LIABILITIES:
Payables for:
  Investments purchased                                                  23,549,308
------------------------------------------------------------------------------------
  Fund shares reacquired                                                  4,960,564
------------------------------------------------------------------------------------
  Options written, at market value (premiums received $624,671)             539,717
------------------------------------------------------------------------------------
  Trustee deferred compensation and retirement plans                        491,229
------------------------------------------------------------------------------------
  Collateral upon return of securities loaned                             7,397,327
------------------------------------------------------------------------------------
Accrued distribution fees                                                   499,624
------------------------------------------------------------------------------------
Accrued trustees' fees                                                        6,575
------------------------------------------------------------------------------------
Accrued transfer agent fees                                                 945,752
------------------------------------------------------------------------------------
Accrued operating expenses                                                  615,815
------------------------------------------------------------------------------------
    Total liabilities                                                    39,005,911
------------------------------------------------------------------------------------
Net assets applicable to shares outstanding                          $1,335,457,691
------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Shares of beneficial interest                                        $1,858,492,051
------------------------------------------------------------------------------------
Undistributed net investment income (loss)                                 (310,067)
------------------------------------------------------------------------------------
Undistributed net realized gain (loss) from investment securities,
 foreign currencies and option contracts                               (795,145,714)
------------------------------------------------------------------------------------
Unrealized appreciation of investment securities, foreign currencies
 and option contracts                                                   272,421,421
------------------------------------------------------------------------------------
                                                                     $1,335,457,691
------------------------------------------------------------------------------------

          NET ASSETS:
          Class A                                        $314,754,836
          -----------------------------------------------------------
          Class B                                        $ 88,240,210
          -----------------------------------------------------------
          Class C                                        $ 27,016,346
          -----------------------------------------------------------
          Class K                                        $ 12,804,922
          -----------------------------------------------------------
          Investor Class                                 $892,630,304
          -----------------------------------------------------------
          Institutional Class                            $     11,073
          -----------------------------------------------------------

          SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
           UNLIMITED NUMBER OF SHARES AUTHORIZED:
          Class A                                          13,341,796
          -----------------------------------------------------------
          Class B                                           3,829,677
          -----------------------------------------------------------
          Class C                                           1,204,658
          -----------------------------------------------------------
          Class K                                             555,241
          -----------------------------------------------------------
          Investor Class                                   38,201,829
          -----------------------------------------------------------
          Institutional Class                                     453
          -----------------------------------------------------------
          Class A:
            Net asset value per share                    $      23.59
          -----------------------------------------------------------
            Offering price per share:
             (Net asset value of $23.59 / 94.50%)        $      24.96
          -----------------------------------------------------------
          Class B:
           Net asset value and offering price per share  $      23.04
          -----------------------------------------------------------
          Class C:
           Net asset value and offering price per share  $      22.43
          -----------------------------------------------------------
          Class K:
           Net asset value and offering price per share  $      23.06
          -----------------------------------------------------------
          Investor Class:
           Net asset value and offering price per share  $      23.37
          -----------------------------------------------------------
          Institutional Class:
           Net asset value and offering price per share  $      24.44
          -----------------------------------------------------------

* At March 31, 2005, securities with an aggregate market value of $7,275,203 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations
For the year ended March 31, 2005

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $327,940)                                                   $  11,357,970
-----------------------------------------------------------------------------------------------------------------------
Dividends from affiliated money market funds                                                                   535,283
-----------------------------------------------------------------------------------------------------------------------
Securities lending (includes $185,090 from investments in affiliated money market funds)*                      185,700
-----------------------------------------------------------------------------------------------------------------------
    Total investment income                                                                                 12,078,953
-----------------------------------------------------------------------------------------------------------------------

EXPENSES:
Advisory fees                                                                                               10,500,091
-----------------------------------------------------------------------------------------------------------------------
Administrative services fees                                                                                   560,226
-----------------------------------------------------------------------------------------------------------------------
Custodian fees                                                                                                 105,046
-----------------------------------------------------------------------------------------------------------------------
Distribution fees:
  Class A                                                                                                    1,231,620
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                                                                    1,038,119
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                                                                      314,955
-----------------------------------------------------------------------------------------------------------------------
  Class K                                                                                                       71,142
-----------------------------------------------------------------------------------------------------------------------
  Investor Class                                                                                             2,747,822
-----------------------------------------------------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C, K and Investor Class                                                  10,163,342
-----------------------------------------------------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                                                                     131,472
-----------------------------------------------------------------------------------------------------------------------
Trustees' fees and retirement benefits                                                                          69,178
-----------------------------------------------------------------------------------------------------------------------
Other                                                                                                          766,960
-----------------------------------------------------------------------------------------------------------------------
    Total expenses                                                                                          27,699,973
-----------------------------------------------------------------------------------------------------------------------
Less:Fees waived, expenses reimbursed and expense offset arrangement                                        (1,180,972)
-----------------------------------------------------------------------------------------------------------------------
    Net expenses                                                                                            26,519,001
-----------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                               (14,440,048)
-----------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES, FOREIGN CURRENCIES AND OPTION CONTRACTS:
Net realized gain (loss) from:
  Investment securities                                                                                    267,108,601
-----------------------------------------------------------------------------------------------------------------------
  Foreign currencies                                                                                          (388,854)
-----------------------------------------------------------------------------------------------------------------------
  Option contracts written                                                                                     145,675
-----------------------------------------------------------------------------------------------------------------------
                                                                                                           266,865,422
-----------------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                                                                   (422,628,576)
-----------------------------------------------------------------------------------------------------------------------
  Foreign currencies                                                                                              (284)
-----------------------------------------------------------------------------------------------------------------------
  Option contracts written                                                                                    (534,516)
-----------------------------------------------------------------------------------------------------------------------
                                                                                                          (423,163,376)
-----------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investment securities, foreign currencies and option contracts                       (156,297,954)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                                          $(170,738,002)
-----------------------------------------------------------------------------------------------------------------------

* Net of rebates of $389,897


See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended March 31, 2005 and 2004

                                                     2005            2004
 ------------------------------------------------------------------------------

 OPERATIONS:
  Net investment income (loss)                 $   (14,440,048) $  (30,592,087)
 ------------------------------------------------------------------------------
  Net realized gain from investment
    securities, foreign currencies and option
    contracts                                      266,865,422      55,136,996
 ------------------------------------------------------------------------------
  Change in net unrealized appreciation
    (depreciation) of investment securities,
    foreign currencies and option contracts       (423,163,376)    770,934,326
 ------------------------------------------------------------------------------
    Net increase (decrease) in net assets
      resulting from operations                   (170,738,002)    795,479,235
 ------------------------------------------------------------------------------
 Share transactions-net:
  Class A                                          (77,627,447)    373,143,307
 ------------------------------------------------------------------------------
  Class B                                          (31,117,750)    116,125,985
 ------------------------------------------------------------------------------
  Class C                                           (8,376,194)     27,197,490
 ------------------------------------------------------------------------------
  Class K                                           (6,196,692)    (11,012,370)
 ------------------------------------------------------------------------------
  Investor Class                                  (393,625,584)    122,403,961
 ------------------------------------------------------------------------------
  Institutional Class                           (1,227,237,773)    233,563,587
 ------------------------------------------------------------------------------
    Net increase (decrease) in net assets
      resulting from share transactions         (1,744,181,440)    861,421,960
 ------------------------------------------------------------------------------
    Net increase (decrease) in net assets       (1,914,919,442)  1,656,901,195
 ------------------------------------------------------------------------------

 NET ASSETS:
  Beginning of year                              3,250,377,133   1,593,475,938
 ------------------------------------------------------------------------------
  End of year (including undistributed net
    investment income (loss) of $(310,067)
    and $(322,064), respectively)              $ 1,335,457,691  $3,250,377,133
 ------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements
March 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Technology Fund, formerly INVESCO Technology Fund, (the "Fund") is a series portfolio of AIM Sector Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is to seek capital growth. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.
  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.
     A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.
     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.
B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
H. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.
I. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.
J. VENTURE CAPITAL INVESTMENTS -- The Fund has invested in non-publicly traded companies, some of which are in the startup or development stages. These investments are inherently risky, as the markets for the technologies or products these companies are developing are typically in the early stages and may never materialize. The Fund could lose its entire investment in these companies. These investments are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees. Investments in privately held venture capital securities are illiquid.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee based on the annual rate of the Fund's average daily net assets as follows:

                           AVERAGE NET ASSETS  RATE
                           -------------------------
                           First $350 million  0.75%
                           -------------------------
                           Next $350 million   0.65%
                           -------------------------
                           Next $1.3 billion   0.55%
                           -------------------------
                           Next $2 billion     0.45%
                           -------------------------
                           Next $2 billion     0.40%
                           -------------------------
                           Next $2 billion    0.375%
                           -------------------------
                           Over $8 billion     0.35%
                           -------------------------

  Prior to September 30, 2004, AIM had entered into a sub-advisory agreement with INVESCO Institutional (N.A.), Inc. ("INVESCO") whereby AIM paid INVESCO 40% of the fee paid by the Fund to AIM. Effective September 30, 2004, the sub-advisory agreement between AIM and INVESCO was terminated.
  AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A and Class B, Class C and Institutional Class shares to 1.50%, 2.15%, 2.15% and 1.15% of average daily net assets, respectively. Additionally, the advisor had agreed to further limit the total annual operating expenses of Class K and Investor Class shares to 1.95% and 1.77% of average daily net assets, respectively, through November 23, 2004. Effective April 1, 2005, AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class K, Investor Class and Institutional Class shares to 1.65%, 2.30%, 2.30%, 1.75%, 1.65% and 1.30% of average daily net assets, respectively. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class K and Investor Class shares to 2.00%, 2.65%, 2.65%, 2.10% and 1.90% of average daily net assets, respectively, through March 31, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limits stated above: (i) interest; (ii) taxes;
(iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the only expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.
  For the year ended March 31, 2005, AIM waived fees of $22,884.
  For the year ended March 31, 2005, at the request of the Trustees of the Trust, AMVESCAP agreed to reimburse $281,312 of expenses incurred by the Fund in connection with market timing matters in the AIM Funds, including legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended March 31, 2005, AIM was paid $560,226.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended March 31, 2005, the Fund paid AISI $10,163,342 for Class A, Class B, Class C, Class K and Investor Class share classes and $131,472 for Institutional Class shares.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class K, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class K and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Class A, Class B, Class C and Class K Plans, pays ADI compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.45% of the average daily net assets of Class K shares. The Fund, pursuant to the Investor Class Plan, pays ADI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Class K or Investor Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset- based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund.

Pursuant to the Plans, for the year ended March 31, 2005, the Class A, Class B, Class C, Class K and Investor Class shares paid ADI $1,231,620, $1,038,119, $314,955, $71,142 and $2,747,822, respectively. Of these amounts, AIM reimbursed Plan fees of $573,334, $169,789, $51,300, $0 and $61,111, respectively.
  Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended March 31, 2005, ADI advised the Fund that it retained $48,237 in front-end sales commissions from the sale of Class A shares and $106, $40,365, $5,029 and $0 from Class A, Class B, Class C and Class K shares, respectively, for CDSC imposed upon redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market fund below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in an affiliated money market fund for the year ended March 31, 2005.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                        MARKET                                UNREALIZED     MARKET
                                        VALUE    PURCHASES      PROCEEDS     APPRECIATION    VALUE     DIVIDEND  REALIZED
FUND                                   03/31/04   AT COST      FROM SALES   (DEPRECIATION)  03/31/05    INCOME  GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------
Premier Portfolio-Institutional Class*   $--    $837,591,667 $(778,479,364)      $--       $59,112,303 $535,283     $--
---------------------------------------------------------------------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                         MARKET                                  UNREALIZED     MARKET
                                         VALUE      PURCHASES      PROCEEDS     APPRECIATION    VALUE    DIVIDEND  REALIZED
FUND                                    03/31/04     AT COST      FROM SALES   (DEPRECIATION)  03/31/05  INCOME** GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------
Premier Portfolio-Institutional Class* $45,272,646 $640,470,151 $(678,345,470)      $--       $7,397,327 $185,090     $--
-----------------------------------------------------------------------------------------------------------------------------

* On February 25, 2005, the Premier Portfolio investments were transferred from the original share class with no name designation to the newly structured share class designated as Institutional Class.
**Net of rebates.

INVESTMENTS IN OTHER AFFILIATES:

The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The following is a summary of the transactions with affiliates for the year ended March 31, 2005.

INVESTMENTS IN OTHER AFFILIATES:

                           MARKET                                      UNREALIZED     MARKET
                           VALUE       PURCHASES        PROCEEDS      APPRECIATION    VALUE     DIVIDEND  REALIZED
FUND                      03/31/04      AT COST        FROM SALES    (DEPRECIATION)  03/31/05    INCOME  GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------
BlueStream Ventures L.P. $ 9,480,168 $    3,160,665 $    (3,622,731)  $(2,864,203)  $ 6,153,899 $     -- $(8,181,572)
---------------------------------------------------------------------------------------------------------------------
Total                    $54,752,814 $1,508,813,463 $(1,488,038,545)  $(2,864,203)  $72,663,529 $720,373 $(8,181,572)
---------------------------------------------------------------------------------------------------------------------

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the year ended March 31, 2005, the Fund engaged in purchases and sales of securities of $6,985,866 and $4,484,025, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended March 31, 2005, the Fund received credits from this arrangement which resulted in the reduction of the Fund's total expenses of $21,242.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.
  Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.
  Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended March 31, 2005, the Fund paid legal fees of $10,687 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. During the year ended March 31, 2005, the average interfund borrowings for the number of days the borrowings were outstanding was $11,952,833 with a weighted average interest rate of 2.44% and interest expense of $4,778.
  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. The Fund did not borrow under the facility during the year ended March 31, 2005.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.
  At March 31, 2005, securities with an aggregate value of $7,275,203 were on loan to brokers. The loans were secured by cash collateral of $7,397,327 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended March 31, 2005, the Fund received dividends on cash collateral of $185,090 and non-cash collateral of $610 for securities lending transactions, which are net of rebates.

NOTE 9--OPTION CONTRACTS WRITTEN

                         TRANSACTIONS DURING THE PERIOD
                    ----------------------------------------
                                      CALL OPTION CONTRACTS
                                      ---------------------
                                      NUMBER OF   PREMIUMS
                                      CONTRACTS   RECEIVED
                    ----------------------------------------
                    Beginning of year   10,869  $ 1,325,954
                    ----------------------------------------
                    Written             10,040      624,671
                    ----------------------------------------
                    Closed             (10,869)  (1,325,954)
                    ----------------------------------------
                    End of year         10,040  $   624,671
                    ----------------------------------------

                          OPEN CALL OPTIONS WRITTEN AT PERIOD END
--------------------------------------------------------------------------------------------
                                                                  MARCH 31,     UNREALIZED
                              CONTRACT STRIKE NUMBER OF PREMIUMS     2005      APPRECIATION
                               MONTH   PRICE  CONTRACTS RECEIVED MARKET VALUE (DEPRECIATION)
--------------------------------------------------------------------------------------------
ATI Technologies Inc.          May-05  $20.0    3,262   $ 56,414   $ 57,085     $    (671)
--------------------------------------------------------------------------------------------
F5 Networks, Inc.              Apr-05   60.0    1,933    187,495     19,330       168,165
--------------------------------------------------------------------------------------------
Marvell Technology Group Ltd.  May-05   40.0    1,777    133,936    270,992      (137,056)
--------------------------------------------------------------------------------------------
Marvell Technology Group Ltd.  May-05   42.5    1,562    121,832    113,245         8,587
--------------------------------------------------------------------------------------------
VeriSign, Inc.                 Apr-05   30.0    1,506    124,994     79,065        45,929
--------------------------------------------------------------------------------------------
                                               10,040   $624,671   $539,717     $  84,954
--------------------------------------------------------------------------------------------

NOTE 10--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long-term capital gain distributions paid during the years ended March 31, 2005 and 2004.

TAX COMPONENTS OF NET ASSETS:

As of March 31, 2005, the components of net assets on a tax basis were as follows:

                                                       2005
              ---------------------------------------------------
              Unrealized appreciation-investments $  261,420,529
              ---------------------------------------------------
              Temporary book/tax differences            (310,067)
              ---------------------------------------------------
              Capital loss carryforward             (784,144,822)
              ---------------------------------------------------
              Shares of beneficial interest        1,858,492,051
              ---------------------------------------------------
              Total net assets                    $1,335,457,691
              ---------------------------------------------------

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the deferral of losses on wash sales, the treatment of certain corporation actions, the treatment of partnerships and the deferral of losses on certain straddle transactions. The tax-basis unrealized appreciation (depreciation) on investments amount includes appreciation on options written of $84,954.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of March 31, 2005 to utilizing $114,716,266 of capital loss carryforward in the fiscal year ending March 31, 2006.

  The Fund utilized $35,492,825 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of March 31, 2005 which expires as follows:

                                                 CAPITAL LOSS
                 EXPIRATION                      CARRYFORWARD*
                 ---------------------------------------------
                 March 31, 2010                   416,234,709
                 ---------------------------------------------
                 March 31, 2011                   367,910,113
                 ---------------------------------------------
                 Total capital loss carryforward $784,144,822
                 ---------------------------------------------

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of November 24, 2003, the date of the reorganization of AIM New Technology Fund, AIM Global Science & Technology Fund and INVESCO Telecommunications Fund into the Fund, are realized on securities held in each fund at such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.
    On April 30, 2004, 51,524,128 Institutional Class shares valued at $1,223,182,804 were redeemed by an institutional investor and settled through a redemption-in-kind transaction, which resulted in a realized gain of $195,057,973 to the Fund for book purposes. From a federal income tax perspective, this redemption triggers limitations under the Internal Revenue Code and related regulations regarding the amount of the capital loss carryforward available for future utilization by the Fund. The actual amount of future capital loss carryforward reduction may fluctuate based on future transactions of the Fund.

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended March 31, 2005 was $1,554,304,057 and 3,325,133,432, respectively.
  At the request of the Trustees, AIM recovered third party research credits during the year ended March 31, 2005, in the amount of $397,646. These research credits were recorded as realized gains.

                     UNREALIZED APPRECIATION (DEPRECIATION)
                    OF INVESTMENT SECURITIES ON A TAX BASIS
   --------------------------------------------------------------------------
   Aggregate unrealized appreciation of investment securities   $279,385,299
   --------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities  (18,049,724)
   --------------------------------------------------------------------------
   Net unrealized appreciation of investment securities         $261,335,575
   --------------------------------------------------------------------------

Cost of investments for tax purposes is $1,097,947,829.

NOTE 12--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of a shareholder redemption-in-kind, limitations on capital loss carryforward, net operating losses and foreign currency transactions on March 31, 2005, undistributed net investment income (loss) was increased by $14,452,045, undistributed net realized gain (loss) increased by $3,558,681,541 and shares of beneficial interest decreased by $3,573,133,586. This reclassification had no effect on the net assets of the Fund and is excluded from the financial highlights.

NOTE 13--SHARE INFORMATION

The Fund currently offers six different classes of shares: Class A shares, Class B shares, Class C shares, Class K shares, Investor Class shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class K shares, Investor Class shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class K shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                         CHANGES IN SHARES OUTSTANDING/(a)/
---------------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED MARCH 31,
                                                          ----------------------------------------------------------
                                                                      2005                          2004
                                                          ----------------------------  ----------------------------
                                                             SHARES         AMOUNT         SHARES         AMOUNT
---------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                   1,091,737  $    26,091,564    4,501,507  $    81,641,531
---------------------------------------------------------------------------------------------------------------------
  Class B                                                     324,767        7,546,468      474,807        6,943,163
---------------------------------------------------------------------------------------------------------------------
  Class C                                                     199,704        4,490,729      675,589       13,469,521
---------------------------------------------------------------------------------------------------------------------
  Class K                                                     348,095        8,080,397    1,213,180       26,751,397
---------------------------------------------------------------------------------------------------------------------
  Investor Class                                            7,578,874      177,927,956   38,943,355      851,155,627
---------------------------------------------------------------------------------------------------------------------
  Institutional Class                                       1,199,210       30,689,266   28,076,536      647,568,629
---------------------------------------------------------------------------------------------------------------------
Issued in connection with acquisitions/(b)/
  Class A                                                          --               --   15,964,467      382,265,796
---------------------------------------------------------------------------------------------------------------------
  Class B                                                          --               --    5,443,226      128,396,678
---------------------------------------------------------------------------------------------------------------------
  Class C                                                          --               --    1,400,217       32,149,290
---------------------------------------------------------------------------------------------------------------------
  Class K                                                          --               --       36,756          863,988
---------------------------------------------------------------------------------------------------------------------
  Investor Class                                                   --               --   12,528,049      297,424,087
---------------------------------------------------------------------------------------------------------------------
Automatic conversion of Class B shares to Class A shares:
  Class A                                                     314,887        7,493,236      208,272        5,264,914
---------------------------------------------------------------------------------------------------------------------
  Class B                                                    (321,273)      (7,493,236)    (211,644)      (5,264,914)
---------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                  (4,673,472)    (111,212,247)  (4,328,243)     (96,028,934)
---------------------------------------------------------------------------------------------------------------------
  Class B                                                  (1,344,399)     (31,170,982)    (567,393)     (13,948,942)
---------------------------------------------------------------------------------------------------------------------
  Class C                                                    (568,055)     (12,866,923)    (854,206)     (18,421,321)
---------------------------------------------------------------------------------------------------------------------
  Class K                                                    (628,117)     (14,277,089)  (1,735,383)     (38,627,755)
---------------------------------------------------------------------------------------------------------------------
  Investor Class                                          (24,400,287)    (571,553,540) (46,959,085)  (1,026,175,753)
---------------------------------------------------------------------------------------------------------------------
  Institutional Class                                     (52,868,543)  (1,257,927,039) (17,177,406)    (414,005,042)
---------------------------------------------------------------------------------------------------------------------
                                                          (73,746,872) $(1,744,181,440)  37,632,601  $   861,421,960
---------------------------------------------------------------------------------------------------------------------

/(a)/There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and it owns 14% of the outstanding shares of the Fund. AIM Distributors has an agreement with this entity to sell Fund shares. The Fund AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
/(b)/As of the opening of business on November 24, 2003, the Fund acquired all of the net assets of AIM New Technology Fund, AIM Global Science & Technology Fund and INVESCO Telecommunications Fund pursuant to a plan of reorganization approved by the Board of Trustees of the Funds on June 11, 2003 and the shareholders of the above named funds on October 28, 2003. The acquisition was accomplished by a tax-free exchange of 35,372,715 shares of the Fund for 17,601,164, 72,879,085 and 29,260,118 shares of AIM New Technology Fund, AIM Global Science & Technology Fund and INVESCO Telecommunications Fund, respectively, outstanding as of the close of business November 21, 2003. AIM New Technology Fund's net assets at that date of $52,643,435, including unrealized appreciation of $14,317,910; AIM Global Science & Technology Fund's net assets at that date of $487,006,166, including unrealized appreciation of $136,895,768 and INVESCO Telecommunications Fund's net assets at that date of $301,450,238, including unrealized appreciation of $49,952,398, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $2,660,061,291.

NOTE 14--OTHER MATTERS

The AIM and INVESCO Families of Funds received requests from the SEC for information concerning the Funds' use of exchange traded funds and other registered investment companies, as well as compliance with Section 12(d)(1) of the Investment Company Act of 1940. After reviewing responsive information, the SEC issued a letter dated September 23, 2004 asserting that the Fund entered into certain securities transactions during the period June 2, 2002 to May 31, 2004 that may not have been in compliance with the percentage ownership restriction of certain investment companies and in particular HOLDRs. To the extent it is determined that these securities transactions were not in compliance, appropriate amounts will be reimbursed. At this time, the effect to the Shareholder is not expected to be material.

NOTE 15--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       CLASS A
                                                                   --------------------------------------
                                                                                YEAR ENDED MARCH 31,
                                                                   --------------------------------------
                                                                        2005            2004            2003
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  24.71        $  16.98       $ 30.41
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.19)/(a)/     (0.33)/(a)/   (0.20)/(a)(b)/
------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     (0.93)           8.06        (13.23)
------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  (1.12)           7.73        (13.43)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  23.59        $  24.71       $ 16.98
------------------------------------------------------------------------------------------------------------------
Total return/(c)/                                                     (4.53)%         45.52%       (44.16)%
------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $314,755        $410,407       $ 4,460
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                       1.50%/(d)/      1.50%         1.47%
------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                    1.68%/(d)/      1.93%         1.51%
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           (0.80)%/(d)/    (1.31)%       (1.12)%
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                  92%            141%          107%
------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) been calculated using the current method, which is before reclassification of net operating losses, net investment income
    (loss) per share would have been $(0.20) for the year ended March 31, 2003. /(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America as such, the net asset value for financial reporting purposes and the returns based upon those net asset value may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
/(d)/Ratios are based on average daily net assets of $351,891,329.

                                                                                      CLASS B
                                                                   -------------------------------------
                                                                                YEAR ENDED MARCH 31,
                                                                   -------------------------------------
                                                                        2005           2004            2003
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 24.29        $  16.84       $ 30.41
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.34)/(a)/     (0.48)/(a)/   (0.27)/(a)(b)/
-----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)    (0.91)           7.93        (13.30)
-----------------------------------------------------------------------------------------------------------------
    Total from investment operations                                 (1.25)           7.45        (13.57)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 23.04        $  24.29       $ 16.84
-----------------------------------------------------------------------------------------------------------------
Total return/(c)/                                                    (5.15)%         44.24%       (44.62)%
-----------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $88,240        $125,597       $   532
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      2.15%/(d)/      2.15%         2.15%
-----------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   2.33%/(d)/      3.16%         2.74%
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets          (1.45)%/(d)/    (1.96)%       (1.71)%
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 92%            141%          107%
-----------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) been calculated using the current method, which is before reclassification of net operating losses, net investment income
    (loss) per share would have been $(0.27) for the year ended March 31, 2003. /(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America as such, the net asset value for financial reporting purposes and the returns based upon those net asset value may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
/(d)/Ratios are based on average daily net assets of $103,811,919.

                                                                    CLASS C
                                     ----------------------------------------------------------------
                                                              YEAR ENDED MARCH 31,
                                     ----------------------------------------------------------------
                                          2005          2004          2003          2002          2001
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of
 period                              $ 23.64        $ 16.39       $ 29.73       $ 35.22       $101.85
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)          (0.33)/(a)/    (0.45)/(a)/   (0.62)/(b)/   (0.22)/(b)/   (0.18)/(b)/
-----------------------------------------------------------------------------------------------------------
 Net gains (losses) on securities
   (both realized and unrealized)      (0.88)          7.70        (12.72)        (5.27)       (63.81)
-----------------------------------------------------------------------------------------------------------
   Total from investment operations    (1.21)          7.25        (13.34)        (5.49)       (63.99)
-----------------------------------------------------------------------------------------------------------
Less distributions from net
 realized gains                           --             --            --            --         (2.64)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period       $ 22.43        $ 23.64       $ 16.39       $ 29.73       $ 35.22
-----------------------------------------------------------------------------------------------------------
Total return/(c)/                      (5.12)%        44.23%       (44.87)%      (15.59)%      (63.89)%
-----------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s
 omitted)                            $27,016        $37,191       $ 5,759       $18,910       $15,919
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
 assets:
 With fee waivers and/or expense
   reimbursements                       2.15%/(d)/     2.15%         2.69%         2.54%         1.86%
-----------------------------------------------------------------------------------------------------------
 Without fee waivers and/or
   expense reimbursements               2.33%/(d)/     3.20%         3.95%         2.54%         1.86%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income
 (loss) to average net assets          (1.45)%/(d)/   (1.96)%       (2.39)%       (2.26)%       (1.30)%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                   92%           141%          107%           79%           85%
-----------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.84),$(0.54) and $(0.36) for the years ended March 31, 2003, 2002 and 2001, respectively.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America as such, the net asset value for financial reporting purposes and the returns based upon those net asset value may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
/(d)/Ratios are based on average daily net assets of $31,495,472.

                                                                 CLASS K
                               ---------------------------------------------------------------------
                                                                                            NOVEMBER 30,
                                                                                                2000
                                                                                            (DATE SALES
                                                                                             COMMENCED)
                                                  YEAR ENDED MARCH 31,                      TO MARCH 31,
                               --------------------------------------------------               2001
                                    2005          2004          2003            2002       ------------
-------------------------------------------------------------------------------------------
Net asset value, beginning of
 period                        $ 24.21        $ 16.78       $ 30.22       $ 35.09            $ 60.01
-----------------------------------------------------------------------------------------------------------
Income from investment
 operations:
 Net investment income (loss)    (0.25)/(a)/    (0.42)/(a)/   (0.07)/(b)/   (0.27)/(a)(b)/     (0.82)/(b)/
-----------------------------------------------------------------------------------------------------------
 Net gains (losses) on
   securities (both realized
   and unrealized)               (0.90)          7.85        (13.37)        (4.60)            (24.10)
-----------------------------------------------------------------------------------------------------------
   Total from investment
     operations                  (1.15)          7.43        (13.44)        (4.87)            (24.92)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period $ 23.06        $ 24.21       $ 16.78       $ 30.22            $ 35.09
-----------------------------------------------------------------------------------------------------------
Total return/(c)/                (4.75)%        44.28%       (44.47)%      (13.85)%           (41.54)%
-----------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period
 (000s omitted)                $12,805        $20,224       $22,156       $27,147            $     1
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average
 net assets:
 With fee waivers and/or
   expense reimbursements         1.76%/(d)/     2.12%         1.88%         1.28%              5.18%/(e)/
-----------------------------------------------------------------------------------------------------------
 Without fee waivers and/or
   expense reimbursements         1.78%/(d)/     2.74%         2.49%         1.28%              5.18%/(e)/
-----------------------------------------------------------------------------------------------------------
Ratio of net investment
 income (loss) to average net
 assets                          (1.06)%/(d)/   (1.93)%       (1.55)%       (1.15)%            (4.67)%/(e)/
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(f)/        92%           141%          107%           79%                85%
-----------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.30), $(0.27) and $(0.86) for the years ended March 31, 2003 and 2002 and the period ended March 31, 2001.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America as such, the net asset value for financial reporting purposes and the returns based upon those net asset value may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
/(d)/Ratios are based on average daily net assets of $15,809,387.
/(e)/Annualized.
/(f)/Not annualized for periods less than one year.

                                                                       INVESTOR CLASS
                                     -----------------------------------------------------------------------------
                                                                    YEAR ENDED MARCH 31,
                                     -----------------------------------------------------------------------------
                                           2005              2004            2003            2002             2001
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
 period                              $  24.49          $    16.90       $  30.41       $    35.60       $   101.92
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)           (0.20)/(a)/         (0.35)/(a)/    (0.14)/(b)/      (0.08)/(b)/      (0.10)/(b)/
------------------------------------------------------------------------------------------------------------------------
 Net gains (losses) on securities
   (both realized and unrealized)       (0.92)               7.94         (13.37)           (5.11)          (63.58)
------------------------------------------------------------------------------------------------------------------------
   Total from investment operations     (1.12)               7.59         (13.51)           (5.19)          (63.68)
------------------------------------------------------------------------------------------------------------------------
Less distributions from net
 realized gains                            --                  --             --               --            (2.64)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period       $  23.37          $    24.49       $  16.90       $    30.41       $    35.60
------------------------------------------------------------------------------------------------------------------------
Total return/(c)/                       (4.57)%             44.91%        (44.43)%         (14.58)%         (63.54)%
------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s
 omitted)                            $892,630          $1,347,335       $853,530       $1,865,251       $2,181,879
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
 assets                                  1.56%/(d)(e)/       1.72%/(e)/     1.77%            1.37%            0.98%
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
 (loss) to average net assets           (0.86)%/(d)/        (1.53)%        (1.46)%          (1.08)%          (0.47)%
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    92%                141%           107%              79%              85%
------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.29), $(0.37) and $(0.33) for the years ended March 31, 2003, 2002 and 2001.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America as such, the net asset value for financial reporting purposes and the returns based upon those net asset value may differ from the net asset value and returns for shareholder transactions.
/(d)/Ratios are based on average daily net assets of $1,099,128,961.
/(e)/After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was
     1.58 and 1.75% for the years ended March 31, 2005 and March 31, 2004, respectively.

                                                                       INSTITUTIONAL CLASS
                                     ---------------------------------------------------------------------------------
                                                                      YEAR ENDED MARCH 31,
                                     ---------------------------------------------------------------------------------
                                          2005             2004             2003               2002               2001
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
 period                              $25.35          $    17.34       $  30.93          $    35.98          $   102.55
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)         (0.02)/(a)/         (0.16)/(a)/    (0.12)/(a)(b)/      (0.16)/(a)(b)/      (0.06)/(b)/
----------------------------------------------------------------------------------------------------------------------------
 Net gains (losses) on securities
   (both realized and unrealized)     (0.89)               8.17         (13.47)              (4.89)             (63.87)
----------------------------------------------------------------------------------------------------------------------------
   Total from investment operations   (0.91)               8.01         (13.59)              (5.05)             (63.93)
----------------------------------------------------------------------------------------------------------------------------
Less distributions from net
 realized gains                          --                  --             --                  --               (2.64)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period       $24.44          $    25.35       $  17.34          $    30.93          $    35.98
----------------------------------------------------------------------------------------------------------------------------
Total return/(c)/                     (3.59)%             46.19%        (43.94)%            (14.04)%            (63.39)%
----------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s
 omitted)                            $   11          $1,309,623       $707,040          $1,360,738          $1,396,788
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
 assets                                0.79%/(d)(e)/       0.86%          0.90%               0.74%               0.58%
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
 (loss) to average net assets         (0.09)%/(d)/        (0.67)%        (0.59)%             (0.46)%             (0.08)%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                  92%                141%           107%                 79%                 85%
----------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.12), $(0.16) and $(0.06) for the years ended March 31, 2003, 2002 and 2001.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America as such, the net asset value for financial reporting purposes and the returns based upon those net asset value may differ from the net asset value and returns for shareholder transactions.
/(d)/Ratios are based on average daily net assets of $116,061,224.
/(e)/After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements for the year ended March 31, 2005 was 0.81%.

NOTE 16--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.
  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement fund will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement fund by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The IFG and AIM settlement funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading. The settlement funds will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, not to increase certain management fees and to provide more information to investors regarding fees.
  Under the terms of the settlements, AIM is undertaking certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by such Funds related to market timing matters.
  The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.
  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.
  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.
  As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.
  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.
  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed civil proceedings against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in these proceedings. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code (S) 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection
Act). The WVAG complaint is seeking injunctive relief; civil monetary penalties; a writ of quo warranto against the defendants; pre-judgment and post-judgment interest; costs and expenses, including counsel fees; and other relief.
  If AIM is unsuccessful in its defense of the WVAG proceedings, it could be barred from serving as an investment adviser for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including your Fund. Your Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

  Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.
  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in two of the underlying lawsuits continue to seek remand of their lawsuit to state court.

  Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs. Based on a recent court decision, the state court action has been removed to Federal court.

  Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division and subsequently consolidated for pre-trial purposes into one lawsuit.

  Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

  Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

  Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees. These actions have been consolidated for pre-trial purposes.

  Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

  A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.

        *    *    *    *    *    *    *    *    *    *    *    *    *    *
  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
and Shareholders of AIM Technology Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Technology Fund, formerly known as INVESCO Technology Fund (one of the funds constituting AIM Sector Funds, hereafter referred to as the "Fund") at March 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

May 20, 2005
Houston, Texas

OTHER INFORMATION

TRUSTEES AND OFFICERS
As of March 31, 2005

The address of each trustee and officer of AIM Sector Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and
Positions(s) Held with the             Trustee and/     Principal Occupation(s)                  Other Directorship(s)
Trust                                  or Officer Since During Past 5 Years                      Held by Trustee
---------------------------------------------------------------------------------------------------------------------------------
 Interested Persons
---------------------------------------------------------------------------------------------------------------------------------
 Robert H. Graham/1 /-- 1946           2003             Director and Chairman, A I M Management  None
 Trustee, Vice Chair and President                      Group Inc. (financial services holding
                                                        company); Director and Vice Chairman,
                                                        AMVESCAP PLC and Chairman, AMVESCAP
                                                        PLC -- AIM Division (parent of AIM and
                                                        a global investment management firm)

                                                        Formerly: President and Chief Executive
                                                        Officer, A I M Management Group Inc.;
                                                        Director, Chairman and President, A I M
                                                        Advisors, Inc. (registered investment
                                                        advisor); Director and Chairman, A I M
                                                        Capital Management, Inc. (registered
                                                        investment advisor), A I M
                                                        Distributors, Inc. (registered broker
                                                        dealer), AIM Investment Services, Inc.
                                                        (registered transfer agent), and Fund
                                                        Management Company (registered broker
                                                        dealer); and Chief Executive Officer,
                                                        AMVESCAP PLC  -- Managed Products
---------------------------------------------------------------------------------------------------------------------------------
 Mark H. Williamson/2 /-- 1951         1998             Director, President and Chief Executive  None
 Trustee and Executive Vice President                   Officer, A I M Management Group Inc.;
                                                        Director, Chairman and President, A I M
                                                        Advisors, Inc.; Director, A I M Capital
                                                        Management, Inc. and A I M
                                                        Distributors, Inc.; Director and
                                                        Chairman, AIM Investment Services,
                                                        Inc., Fund Management Company and
                                                        INVESCO Distributors, Inc. (registered
                                                        broker dealer); and Chief Executive
                                                        Officer, AMVESCAP PLC -- AIM Division
                                                        (parent of AIM and a global investment
                                                        management firm)

                                                        Formerly: Director, Chairman, President
                                                        and Chief Executive Officer, INVESCO
                                                        Funds Group, Inc.; President and Chief
                                                        Executive Officer, INVESCO
                                                        Distributors, Inc.; Chief Executive
                                                        Officer, AMVESCAP PLC -- Managed
                                                        Products
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 Independent Trustees
---------------------------------------------------------------------------------------------------------------------------------
 Bruce L. Crockett/3 /-- 1944          2003             Chairman, Crockett Technology            ACE Limited (insurance
 Trustee and Chair                                      Associates (technology consulting        company); and Captaris, Inc.
                                                        company)                                 (unified messaging provider)
---------------------------------------------------------------------------------------------------------------------------------
 Bob R. Baker -- 1936                  1983             Retired                                  None
 Trustee
---------------------------------------------------------------------------------------------------------------------------------
 Frank S. Bayley -- 1939               2003             Retired                                  Badgley Funds, Inc. (registered
 Trustee                                                                                         investment company)
                                                        Formerly: Partner, law firm of Baker &
                                                        McKenzie
---------------------------------------------------------------------------------------------------------------------------------
 James T. Bunch -- 1942                2000             Co-President and Founder, Green,         None
 Trustee                                                Manning & Bunch Ltd., (investment
                                                        banking firm); and Director, Policy
                                                        Studies, Inc. and Van Gilder Insurance
                                                        Corporation
---------------------------------------------------------------------------------------------------------------------------------
 Albert R. Dowden -- 1941              2003             Director of a number of public and       None
 Trustee                                                private business corporations,
                                                        including the Boss Group Ltd. (private
                                                        investment and management); Cortland
                                                        Trust, Inc. (Chairman) (registered
                                                        investment company); Annuity and Life
                                                        Re (Holdings), Ltd. (insurance
                                                        company); and CompuDyne Corporation
                                                        (provider of products and services to
                                                        the public security market)

                                                        Formerly: Director, President and Chief
                                                        Executive Officer, Volvo Group North
                                                        America, Inc.; Senior Vice President,
                                                        AB Volvo; and director of various
                                                        affiliated Volvo companies
---------------------------------------------------------------------------------------------------------------------------------
 Edward K. Dunn, Jr. -- 1935           2003             Retired                                  None
 Trustee
                                                        Formerly: Chairman, Mercantile Mortgage
                                                        Corp.; President and Chief Operating
                                                        Officer, Mercantile-Sale Deposit &
                                                        Trust Co.; and President, Mercantile
                                                        Bankshares Corp.
---------------------------------------------------------------------------------------------------------------------------------
 Jack M. Fields -- 1952                2003             Chief Executive Officer, Twenty First    Administaff and Discovery
 Trustee                                                Century Group, Inc. (government affairs  Global Education Fund (non-
                                                        company) (owner) Dos Angelos Ranch, L.P. profit)

                                                        Formerly: Chief Executive Officer,
                                                        Texana Timber LP (sustainable forestry
                                                        company)
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 Carl Frischling -- 1937               2003             Partner, law firm of Kramer Levin        Cortland Trust, Inc. (registered
 Trustee                                                Naftalis and Frankel LLP                 investment company)
---------------------------------------------------------------------------------------------------------------------------------
 Gerald J. Lewis -- 1933               2000             Chairman, Lawsuit Resolution Services    General Chemical Group, Inc.
 Trustee                                                (San Diego, California)
---------------------------------------------------------------------------------------------------------------------------------
 Prema Mathai-Davis -- 1950            2003             Formerly: Chief Executive Officer, YMCA  None
 Trustee                                                of the USA
---------------------------------------------------------------------------------------------------------------------------------

/(1)/ Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.
/(2)/ Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
/(3)/ Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

As of March 31, 2005

The address of each trustee and officer of AIM Sector Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and
Position(s) Held with the              Trustee and/     Principal Occupation(s) During Past 5    Other Directorship(s)
Trust                                  or Officer Since Years                                    Held by Trustee
----------------------------------------------------------------------------------------------------------------------
 Lewis F. Pennock -- 1942              2003             Partner, law firm of Pennock & Cooper    None
 Trustee
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
 Ruth H. Quigley -- 1935               2003             Retired                                  None
 Trustee
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
 Larry Soll -- 1942                    1997             Retired                                  None
 Trustee
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
 Other Officers
----------------------------------------------------------------------------------------------------------------------
 Lisa O. Brinkley/4 /-- 1959           2004             Senior Vice President, A I M Management  N/A
 Senior Vice President and Chief                        Group Inc.; Senior Vice President and
 Compliance Officer                                     Chief Compliance Officer, A I M
                                                        Advisors, Inc.; Vice President and
                                                        Chief Compliance Officer, A I M Capital
                                                        Management, Inc. and Vice President,
                                                        A I M Distributors, Inc., A I M
                                                        Investment Services, Inc. and Fund
                                                        Management Company

                                                        Formerly: Senior Vice President and
                                                        Compliance Director, Delaware
                                                        Investments Family of Funds and Chief
                                                        Compliance Officer, A I M Distributors,
                                                        Inc.
----------------------------------------------------------------------------------------------------------------------
 Russell C. Burk/5 /-- 1958            2005             Formerly: Director of Compliance and     N/A
 Senior Vice President                                  Assistant General Counsel, ICON
                                                        Advisers, Inc.; Financial Consultant,
                                                        Merrill Lynch; General Counsel and
                                                        Director of Compliance, ALPS Mutual
                                                        Funds, Inc.
----------------------------------------------------------------------------------------------------------------------
 Kevin M. Carome -- 1956               2003             Director, Senior Vice President,         N/A
 Senior Vice President, Secretary and                   Secretary and General Counsel, A I M
 Chief Legal Officer                                    Management Group Inc. and A I M
                                                        Advisors, Inc.; Director and Vice
                                                        President, INVESCO Distributors, Inc.;
                                                        Vice President, A I M Capital
                                                        Management, Inc., and A I M Investment
                                                        Services, Inc.; Director, Vice
                                                        President and General Counsel, Fund
                                                        Management Company; and Senior Vice
                                                        President, A I M Distributors, Inc.

                                                        Formerly: Senior Vice President and
                                                        General Counsel, Liberty Financial
                                                        Companies, Inc.; and Senior Vice
                                                        President and General Counsel, Liberty
                                                        Funds Group, LLC.; and Vice President,
                                                        A I M Distributors, Inc.
----------------------------------------------------------------------------------------------------------------------
 Robert G. Alley -- 1948               2003             Managing Director, Chief Fixed Income    N/A
 Vice President                                         Officer and Senior Investment Officer,
                                                        A I M Capital Management, Inc. and Vice
                                                        President, A I M Advisors, Inc.
----------------------------------------------------------------------------------------------------------------------
 Stuart W. Coco -- 1955                2003             Managing Director and Director of Money  N/A
 Vice President                                         Market Research and Special Projects,
                                                        A I M Capital Management, Inc.; and Vice
                                                        President, A I M Advisors, Inc.
----------------------------------------------------------------------------------------------------------------------
 Sidney M. Dilgren -- 1961             2004             Vice President and Fund Treasurer,       N/A
 Vice President and Treasurer                           A I M Advisors, Inc.

                                                        Formerly: Senior Vice President, A I M
                                                        Investment Services, Inc.; and Vice
                                                        President, A I M Distributors, Inc.
----------------------------------------------------------------------------------------------------------------------
 J. Phillip Ferguson/6 /-- 1945        2005             Senior Vice President and Chief          N/A
 Vice President                                         Investment Officer, A I M Advisors
                                                        Inc.; Director, Chairman, Chief
                                                        Executive Officer, President and Chief
                                                        Investment Officer, A I M Capital
                                                        Management, Inc.; Executive Vice
                                                        President, A I M Management Group Inc.

                                                        Formerly: Senior Vice President, AIM
                                                        Private Asset Management, Inc.; Chief
                                                        Equity Officer, and Senior Investment
                                                        Officer, A I M Capital Management,
                                                        Inc.; and Managing Partner, Beutel,
                                                        Goodman Capital Management
----------------------------------------------------------------------------------------------------------------------
 Mark D. Greenberg -- 1957             2004             Senior Vice President and Senior         N/A
 Vice President                                         Portfolio Manager, A I M Capital
                                                        Management, Inc.

                                                        Formerly: Senior Vice President and
                                                        Senior Portfolio Manager, INVESCO
                                                        Institutional (N.A.), Inc.
----------------------------------------------------------------------------------------------------------------------
 William R. Keithler -- 1952           2004             Senior Vice President and Senior         N/A
 Vice President                                         Portfolio Manager, A I M Capital
                                                        Management, Inc.

                                                        Formerly: Senior Vice President,
                                                        Director of Sector Management and
                                                        Senior Portfolio Manager, INVESCO
                                                        Institutional (N.A.), Inc.
----------------------------------------------------------------------------------------------------------------------
 Karen Dunn Kelley -- 1960             2003             Director of Cash Management, Managing    N/A
 Vice President                                         Director and Chief Cash Management
                                                        Officer, A I M Capital Management,
                                                        Inc.; Director and President, Fund
                                                        Management Company, and Vice President,
                                                        A I M Advisors, Inc.
----------------------------------------------------------------------------------------------------------------------

/(4)/ Ms. Brinkley was elected Senior Vice President and Chief Compliance
      Officer of the Trust effective September 20, 2004.
/(5)/ Mr. Burk was elected Senior Vice President of the Trust effective
      February 15, 2005.
/(6)/ Mr. Ferguson was elected Vice President of the Trust effective February
      24, 2005.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND          INVESTMENT ADVISOR          DISTRIBUTOR                   AUDITORS
11 Greenway Plaza.          A I M Advisors, Inc.        A I M Distributors, Inc.      PricewaterhouseCoopers LLP
Suite 100                   11 Greenway Plaza           11 Greenway Plaza             1201 Louisiana Street
Houston, TX 77046-1173      Suite 100                   Suite 100                     Suite 2900
                            Houston, TX 77046-1173      Houston, TX 77046-1173        Houston, Texas 77002-5678
COUNSEL TO THE FUND         COUNSEL TO THE              TRANSFER AGENT                CUSTODIAN
Ballard Spahr               INDEPENDENT TRUSTEES        AIM Investment Services, Inc. State Street Bank and Trust
Andrews & Ingersoll, LLP    Kramer, Levin, Naftalis &   P.O. Box 4739                 Company
1735 Market Street          Frankel LLP                 Houston, TX 77210-4739        225 Franklin Street
Philadelphia, PA 19103-7599 1177 Avenue of the Americas                               Boston, MA 02110-2801
                            New York, NY 10036-2714


            Domestic Equity                                          Sector Equity
AIM Aggressive Growth Fund                               AIM Advantage Health Sciences Fund/1/
AIM Basic Balanced Fund*                                 AIM Energy Fund/1/
AIM Basic Value Fund                                     AIM Financial Services Fund/1/
AIM Blue Chip Fund                                       AIM Global Health Care Fund
AIM Capital Development Fund                             AIM Global Real Estate Fund
AIM Charter Fund                                         AIM Gold & Precious Metals Fund/1/
AIM Constellation Fund                                   AIM Leisure Fund/1/
AIM Diversified Dividend Fund                            AIM Multi-Sector Fund/1/
AIM Dynamics Fund/1/                                     AIM Real Estate Fund/7/
AIM Large Cap Basic Value Fund                           AIM Technology Fund/1/
AIM Large Cap Growth Fund                                AIM Utilities Fund/1/
AIM Mid Cap Basic Value Fund
AIM Mid Cap Core Equity Fund/2/                                      Fixed Income
AIM Mid Cap Growth Fund
AIM Opportunities I Fund                                 TAXABLE
AIM Opportunities II Fund
AIM Opportunities III Fund                               AIM Floating Rate Fund
AIM Premier Equity Fund                                  AIM High Yield Fund
AIM S&P 500 Index Fund/1/                                AIM Income Fund
AIM Select Equity Fund                                   AIM Intermediate Government Fund
AIM Small Cap Equity Fund/3/                             AIM Limited Maturity Treasury Fund
AIM Small Cap Growth Fund/4/                             AIM Money Market Fund
AIM Small Company Growth Fund/1/                         AIM Short Term Bond Fund
AIM Trimark Endeavor Fund                                AIM Total Return Bond Fund
AIM Trimark Small Companies Fund                         Premier Portfolio
AIM Weingarten Fund                                      Premier U.S. Government Money Portfolio/1/

*Domestic equity and income fund                         TAX-FREE

            International/Global Equity                  AIM High Income Municipal Fund
                                                         AIM Municipal Bond Fund
AIM Asia Pacific Growth Fund                             AIM Tax-Exempt Cash Fund
AIM Developing Markets Fund                              AIM Tax-Free Intermediate Fund
AIM European Growth Fund                                 Premier Tax-Exempt Portfolio
AIM European Small Company Fund/5/
AIM Global Aggressive Growth Fund                                    AIM Allocation Solutions
AIM Global Equity Fund
AIM Global Growth Fund                                   AIM Conservative Allocation Fund
AIM Global Value Fund                                    AIM Growth Allocation Fund/8/
AIM International Core Equity Fund/1/                    AIM Moderate Allocation Fund
AIM International Growth Fund                            AIM Moderate Growth Allocation Fund
AIM International Small Company Fund/6/                  AIM Moderately Conservative Allocation Fund
AIM Trimark Fund

/1/The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. /2/As of end of business on February 27, 2004, AIM Mid Cap Core Equity Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. /3/Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. /4/As of end of business on March 18, 2002, AIM Small Cap Growth Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. /5/As of end of business on March 28, 2005, AIM European Small Company Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. /6/Effective December 30, 2004, AIM International Emerging Growth Fund was renamed AIM International Small Company Fund. As of end of business on March 14, 2005, the Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. /7/As of end of business on April 29, 2005, AIM Real Estate Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. /8/Effective April 29, 2005, AIM Aggressive Allocation Fund was renamed AIM Growth Allocation Fund.

     If used after July 20, 2005, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $131 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $375 billion in assets under management. Data as of March 31, 2005.
--------------------------------------------------------------------------------
     CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR AND READ IT CAREFULLY BEFORE INVESTING.
--------------------------------------------------------------------------------
     AIMinvestments.com          I-TEC-AR-1            A I M Distributors, Inc.

                          [YOUR GOALS. OUR SOLUTIONS.]
                            - REGISTERED TRADEMARK -

       Mutual  Retirement  Annuities  College  Separately  Offshore  Cash
       Funds   Products               Savings  Managed     Products  Management
                                      Plans    Accounts

                                                          [AIM INVESTMENTS LOGO]
                                                        - REGISTERED TRADEMARK -

                                                              AIM UTILITIES FUND

                                  Annual Report to Shareholders . March 31, 2005


                                  [COVER IMAGE]

                                                 FORMERLY INVESCO UTILITIES FUND


                          [YOUR GOALS. OUR SOLUTIONS.]
                            - REGISTERED TRADEMARK -

                                                          [AIM INVESTMENTS LOGO]
                                                        - REGISTERED TRADEMARK -

AIM UTILITIES FUND SEEKS CAPITAL GROWTH AND INCOME.

.. Unless otherwise stated, information presented in this report is as of March 31, 2005, and is based on total net assets.

.. Effective October 15, 2004, INVESCO Utilities Fund was renamed AIM Utilities Fund.

ABOUT SHARE CLASSES

.. Effective September 30, 2003, Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code, including 401(k) plans, money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

.. Investor Class shares are closed to most investors. For more information on who may continue to invest in the Investor Class shares, please see the prospectus.

PRINCIPAL RISKS OF INVESTING IN THE FUND

.. Investing in a single-sector or single-region mutual fund involves greater risk and potential reward than investing in a more diversified fund.

.. International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies. The Fund may invest up to 25% of its assets in the securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation.

.. Investing in small and mid-size companies involves risks not associated with investing in more established companies, including business risk, significant stock price fluctuations and illiquidity.

.. By concentrating on a small number of holdings, the Fund carries greater risk because each investment has a greater effect on the Fund's overall performance.

ABOUT INDEXES USED IN THIS REPORT

.. The unmanaged Lipper Utility Fund Index represents an average of the 30 largest utility funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

.. The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500 --REGISTERED TRADEMARK-- Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

.. The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

.. A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

OTHER INFORMATION

.. The returns shown in management's discussion of fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

.. Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. Shareholders can look up the Fund's Forms N-Q on the SEC's Web site at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 1-202-942-8090 or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-3826 and 002-85905. The Fund's most recent portfolio holdings, as filed on Form N-Q, are also available at AIMinvestments.com.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-959-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2004, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

--------------------------------------------------------------------------------
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
--------------------------------------------------------------------------------

NOT FDIC INSURED           MAY LOSE VALUE           NO BANK GUARANTEE

AIMINVESTMENTS.COM

AIM UTILITIES FUND

                    DEAR FELLOW SHAREHOLDERS:

                    The fiscal year covered by this report saw both equities and bonds* produce positive total returns, but it wasn't a very smooth ride. Markets were at their best during the second half of 2004--bonds during the third quarter of that year and equities during the fourth. Returns turned negative for both asset classes during the first quarter of 2005.

[GRAHAM PHOTO]        The huge run-up in the price of oil over the course of the fiscal year goes a long way toward explaining the markets' loss of confidence early in 2005. The Consumer Price Index rose more in March 2005 than one month earlier. Energy costs advanced 4.0% in March; the petroleum-based subset of energy increased 7.8%.

ROBERT H. GRAHAM      Another negative factor has been Federal Reserve policy.
                    With a view to warding off potential inflation, the Federal Reserve (the Fed) raised short-term interest rates in March, the seventh such move since mid-year 2004. The Fed noted that inflationary pressures have picked up recently and that businesses' ability to raise prices appeared stronger than in the recent past. There is a virtually universal expectation that the Fed will continue to increase short-term interest rates during 2005, which could ultimately dampen economic performance. (In early May, after the close of the reporting period, the Fed raised rates once again.)

[WILLIAMSON PHOTO]    Nevertheless, there was also much good news for investors
                    as of March 31, 2005:

                    . The Institute for Supply Management's manufacturing and
                      non-manufacturing indexes--based on surveys of purchasing managers in industries that cover more than 80% of the U.S. economy--both indicated continued healthy growth during March and April and remained in very strong territory. April was the 42nd month in a row these surveys showed the economy as a whole expanding.

MARK H. WILLIAMSON  . Job growth during March was weaker than in the recent past, though the unemployment rate declined over the course of the fiscal year. In fact, less than robust job growth during March was good news for bond investors--there is still enough slack in the job market to keep wage inflation from becoming an issue.

                    . Bond yields haven't risen as much as might be expected
                      given seven increases in short-term rates over the fiscal year. Evidently, the bond market is not anticipating a long-term inflationary pattern.

                      So once again we are seeing a good news/bad news
                    combination--a situation that is far from unusual. Over the short term, financial markets are unpredictable. It is over the long term that they have been rewarding to investors, and we remain confident in their long-term outlook. Given the inability to make accurate short-term forecasts, as always, we urge our shareholders to:

                    . keep a long-term investment perspective,

                    . make sure their portfolios are suitably diversified, and

                    . contact their financial advisors when they have
                      questions or concerns about their investments or the markets.

                    YOUR FUND

                    The following pages present a discussion of your Fund's approach to investing, an explanation of its performance over the fiscal year, and a summary of its portfolio as that year closed. Further information about your Fund and The AIM Family of Funds --REGISTERED TRADEMARK--, as well as general information concerning investing, is always available on our widely praised Web site, AIMinvestments.com. We invite you to visit frequently.

                      As always, we at AIM are dedicated to building solutions
                    to help you meet your investment goals. We thank you for your continued participation in AIM Investments --REGISTERED TRADEMARK--. If you have any questions, please contact our award-winning Client Service representatives at 800-959-4246. We are pleased to be of help.

                    Sincerely,

                    /s/ ROBERT H. GRAHAM          /s/ MARK H. WILLIAMSON

                    Robert H. Graham              Mark H. Williamson
                    Trustee, President &          Chairman & President,
                    Vice Chair, AIM Funds         A I M Advisors, Inc.

                    May 20, 2005

                    *Equities represented by the S&P 500 Index, an index of common stocks often used as a general measure of U.S. stock market performance; bonds by the Lehman U.S. Aggregate Bond Index, an index compiled by Lehman Brothers, the global investment bank, that represents the U.S. investment-grade fixed-rate bond market.

                    AIM INVESTMENTS IS A REGISTERED SERVICE MARK OF A I M MANAGEMENT GROUP INC. A I M ADVISORS, INC. AND A I M CAPITAL MANAGEMENT, INC. ARE THE INVESTMENT ADVISORS AND A I M DISTRIBUTORS, INC. IS THE DISTRIBUTOR FOR THE RETAIL FUNDS REPRESENTED BY AIM INVESTMENTS.

AIM UTILITIES FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

An investor preference for dividend-paying stocks, prompted by tax-law changes, generally benefited the utilities sector during the year ended March 31, 2005. Indeed, utilities was the second-best performing sector in the S&P 500 Index for the reporting period--a trend that had a positive effect on the performance of the Fund.

--------------------------------------------------------------------------------
FUND VS. INDEXES

TOTAL RETURNS, 3/31/04-3/31/05, EXCLUDING APPLICABLE SALES CHARGES. IF SALES CHARGES WERE INCLUDED, RETURNS WOULD BE LOWER.

Class A Shares                          24.95%

Class B Shares                          24.17

Class C Shares                          24.08

Investor Class Shares                   25.08

S&P 500 Index (Broad Market Index)       6.69

Lipper Utility Fund Index
(Peer Group Index)                      22.07

SOURCE: LIPPER, INC.
--------------------------------------------------------------------------------

     Stocks, as measured by the performance of the S&P 500 Index, struggled for most of the year amid concerns about rising energy prices and interest rates and geopolitical uncertainties. Investors favored utilities stocks because of their generally more defensive character and their tendency to pay dividends, enabling the Fund to outperform the S&P 500 Index. Careful stock selection helped the Fund outperform the Lipper Utility Fund Index.

HOW WE INVEST

The Fund invests primarily in the stocks of natural gas, electricity and telecommunication services companies. It can invest in large, mid or small capitalization stocks. We use a bottom-up approach to investing, selecting stocks based on an analysis of individual companies. We seek to own the stocks of companies with:

.. Positive cash flows;

.. Predictable earnings;

.. Strong balance sheets;

.. Sustainable dividends and distributions.

     We also look for the stocks of companies that could potentially benefit from certain trends within the utilities sector, such as increased demand for certain products. Portfolio weightings are continually monitored and may be adjusted according to prevailing economic trends. We also seek to own stocks that are attractively valued relative to the rest of the market.

     A decision to sell a stock may be prompted by any of the following reasons:

.. Earnings growth may be threatened because of a deterioration in the firm's fundamentals or a change in the operating environment;

.. Valuation becomes too high;

.. Corporate strategy changes.

MARKET CONDITIONS AND YOUR FUND

Stocks, as measured by the performance of the S&P 500 Index, rose modestly over the fiscal year as major economic indicators were generally favorable. Gross domestic product, the broadest measure of overall economic activity, rose at annualized rates of 3.3%, 4.0% and 3.8%, respectively, for the second, third and fourth quarters of 2004, and 3.1% in the first quarter of 2005.

     Most of the S&P 500 Index's gains were recorded in the fourth quarter of 2004. The index rose after the price of oil peaked in October and the U.S. presidential campaign drew to a close. The S&P 500 Index declined in the first quarter of 2005, as oil prices again increased and the Federal Reserve (The Fed) continued raising interest rates to slow economic growth and curb potential inflation. Utilities stocks tend to be adversely affected by rising inflation, but inflation remained subdued during the reporting period.

     The utilities sector also tends to be sensitive to interest rate movements because utilities generally pay dividends and are particularly attractive when interest rates are low. The Fed began to raise interest rates in June 2004, and the short-term federal funds rate stood at 2.75% at the close of the reporting period. Despite the short-term rate increases, long-term

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION                   TOP 10 EQUITY HOLDINGS*             TOTAL NET ASSETS           $235.1 million
By Industry                                                                 TOTAL NUMBER OF HOLDINGS*              45
         [PIE CHART]
Oil & Gas Refining, Marketing           1. TXU Corp.                   6.1%
 & Transportation                8.2%   2. Exelon Corp.                4.7
Integrated Telecommunication            3. Dominion Resources, Inc.    4.4
 Services                        6.9%   4. PG&E Corp.                  4.4
Gas Utilities                    4.9%   5. Entergy Corp.               4.4
Diversified Metals & Mining      2.7%   6. Williams Cos., Inc. (The)   4.3
Wireless Telecommunication              7. Questar Corp.               4.0
 Services                        2.5%   8. Kinder Morgan, Inc.         3.9
Water Utilities                  1.6%   9. FPL Group, Inc.             3.7
Money Market Funds plus                 10. FirstEnergy Corp.          3.2
 Other Assets Less Liabilities   0.4%
Electric Utilities              49.8%
Multi-Utilities & Unregulated
 Power                          23.0%

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.
--------------------------------------------------------------------------------
interest rates remained relatively steady, as many investors apparently believed inflation would remain subdued. Moreover, any interest rate concerns were more than offset by the attractiveness of dividend-paying utility stocks, especially because qualified dividends are now subject to a reduced 15% tax rate.

     Mid-cap stocks outperformed large- and small-cap stocks over the reporting period. The Fund had about 40% of its assets in mid-cap stocks and this was a plus for performance. Our focus on favorably priced stocks also was beneficial as value stocks outperformed growth stocks. The Fund's largest weighting was in electric utilities, the best-performing industry in the sector.

     During the reporting period, we increased the Fund's exposure to oil and gas refining, marketing and transportation companies to take advantage of rising fuel costs, and this strategy had a positive impact on performance. We continued to limit the Fund's exposure to telecommunication services because of weak fundamentals of companies in this industry group. Many companies within the industry are saddled with debt and lack pricing power.

     Stocks that contributed positively to Fund performance were TXU, a Texas-based power producer and marketer, and Williams Cos., which produces and transports natural gas.

.. TXU has benefited from a management restructuring of the company's balance sheet to reduce interest payments and increase profits. Moreover, the company has gained market share in Texas following the state's deregulation of the electric industry. The stock's value more than doubled over the past 12 months.

.. Williams Cos. benefited from the preference of power plants for natural gas for use as a fuel source.

     Detracting from performance was Calpine, an independent, California-based power producer and marketer.

.. Calpine is saddled with an enormous debt load and has seen the independent power market all but collapse in the wake of the California troubles two years ago. Still, with a relatively dry winter in the Pacific Northwest--which depends on water to run hydroelectric power plants--we believe the potential exists for the company to make significant gains in capacity.

IN CLOSING

The Fund continued to pursue its objectives of capital growth and income through the strategies of investing in the stocks of companies engaged in producing, generating, transmitting or distributing electricity or natural gas, as well as firms that provide telecommunications services. Because utilities tend to underperform when interest rates and inflation are rising, we maintained our focus on holding the favorably priced stocks of strong companies with reasonable growth prospects and attractive dividend yields. We thank you for your continued investment in AIM Utilities Fund.

THE VIEWS AND OPINIONS EXPRESSED IN MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE ARE THOSE OF A I M ADVISORS, INC. THESE VIEWS AND OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE VIEWS AND OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR RECOMMENDATIONS, OR AS AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT A I M ADVISORS, INC. MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

          See important Fund and index disclosures inside front cover.

--------------------------------------------------------------------------------
[SEGNER PHOTO]

JOHN S. SEGNER, Mr. Segner, the lead portfolio manager of AIM Utilities Fund, has more than 20 years of experience in the energy and investment industries. Before joining the Fund's advisor in 1997, he was managing director and principal with an investment management company that focused exclusively on publicly-traded energy stocks. Prior to that, he held positions with several energy companies. Mr. Segner holds a B.S. in civil engineering from the University of Alabama and an M.B.A. with a concentration in finance from The University of Texas at Austin.
--------------------------------------------------------------------------------

                              [RIGHT ARROW GRAPHIC]

FOR A PRESENTATION OF YOUR FUND'S LONG-TERM PERFORMANCE RECORD, PLEASE TURN TO PAGE 5.

AIM UTILITIES FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2004, through March 31, 2005.

ACTUAL EXPENSES
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended March 31, 2005, appear in the table "Cumulative Total Returns" on page 5.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

--------------------------------------------------------------------------------

                                             ACTUAL                          HYPOTHETICAL
                                                                  (5% ANNUAL RETURN BEFORE EXPENSES)

            BEGINNING ACCOUNT    ENDING ACCOUNT     EXPENSES     ENDING ACCOUNT         EXPENSES
SHARE            VALUE               VALUE         PAID DURING        VALUE           PAID DURING
CLASS         (10/01/04)          (3/31/05)/1/      PERIOD/2/       (3/31/05)           PERIOD/2/
  A           $ 1,000.00            $ 1,168.80       $   7.57       $ 1,017.95           $  7.04
  B             1,000.00              1,165.50          11.07         1,014.71             10.30
  C             1,000.00              1,165.20          11.07         1,014.71             10.30
Investor        1,000.00              1,170.10           7.03         1,018.45              6.54

/1/The actual ending account value is based on the actual total return of the Fund for the period, October 1, 2004, to March 31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended March 31, 2005, appear in the table "Cumulative Total Returns" on page 5.

/2/Expenses are equal to the Fund's annualized expense ratio, 1.40%, 2.05%, 2.05% and 1.30% for Class A, B, C and Investor Class shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
--------------------------------------------------------------------------------

                                              [ARROW
                                              BUTTON  For More Information Visit
                                              IMAGE]  AIMINVESTMENTS.COM

YOUR FUND'S LONG-TERM PERFORMANCE

Your Fund's total return includes reinvested distributions, Fund expenses and management fees. Index results include reinvested dividends. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and tables does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance of the indexes does not reflect the effects of taxes.

     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $10,000 and $20,000 is the same size as the space between $ 20,000 and $40,000, the space between $20,000 and $40,000 is the same as that between $ 40,000 and $80,000, and so on.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
As of 3/31/05, including applicable sales charges
CLASS A SHARES
Inception (3/28/02)                       5.87%
   1 Year                                18.05

CLASS B SHARES
Inception (3/28/02)                       6.25%
   1 Year                                19.17

CLASS C SHARES
Inception (2/14/00)                      -6.76%
  5 Years                                -7.40
  1 Year                                 23.08

INVESTOR CLASS SHARES
Inception (6/2/86)                        8.45%
10 Years                                  7.48
  5 Years                                -6.56
  1 Year                                 25.08
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RESULTS OF A $10,000 INVESTMENT
Fund and index data from 3/31/95

                                [MOUNTAIN CHART]

                 AIM UTILITIES FUND      S&P 500           LIPPER UTILITY
  DATE         INVESTOR CLASS SHARES      INDEX              FUND INDEX
  3/31/95           $ 10000              $ 10000              $ 10000
     4/95             10199                10294                10219
     5/95             10526                10705                10626
     6/95             10590                10953                10654
     7/95             10717                11316                10791
     8/95             11025                11345                10916
     9/95             11419                11823                11391
    10/95             11429                11781                11484
    11/95             11721                12297                11708
    12/95             12134                12534                12167
     1/96             12240                12960                12382
     2/96             12360                13081                12181
     3/96             12436                13207                12120
     4/96             12986                13401                12145
     5/96             12954                13747                12212
     6/96             13162                13799                12561
     7/96             12621                13190                11990
     8/96             12842                13468                12162
     9/96             12974                14226                12278
    10/96             13395                14618                12701
    11/96             13739                15722                13186
    12/96             13683                15410                13302
     1/97             13806                16373                13555
     2/97             13770                16501                13581
     3/97             13178                15824                13172
     4/97             13275                16768                13292
     5/97             13956                17793                13917
     6/97             14589                18584                14342
     7/97             14784                20063                14702
     8/97             14293                18940                14243
     9/97             15322                19976                15065
    10/97             15316                19310                14936
    11/97             16303                20203                15906
    12/97             17017                20550                16723
     1/98             17069                20777                16639
     2/98             17754                22275                17127
     3/98             19199                23414                18380
     4/98             18669                23654                17997
     5/98             18479                23248                17748
     6/98             18898                24192                18097
     7/98             18758                23936                17852
     8/98             16890                20478                16690
     9/98             18182                21791                17911
    10/98             18906                23560                18332
    11/98             19586                24988                18797
    12/98             21151                26427                19799
     1/99             21456                27531                19709
     2/99             21050                26676                19082
     3/99             21259                27743                19062
     4/99             22500                28817                20331
     5/99             23209                28138                20851
     6/99             23550                29695                21140
     7/99             23510                28772                21083
     8/99             22262                28629                20465
     9/99             22433                27845                20422
    10/99             23295                29607                21499
    11/99             23900                30208                21646
    12/99             25353                31985                22676
     1/00             26778                30378                23094
     2/00             28037                29804                23162
     3/00             28884                32718                24286
     4/00             26891                31734                23316
     5/00             25845                31083                23074
     6/00             26183                31849                23048
     7/00             25644                31351                22943
     8/00             27203                33298                24561
     9/00             27837                31540                25351
    10/00             26899                31406                24687
    11/00             24483                28932                23394
    12/00             26405                29074                24621
     1/01             25954                30105                23995
     2/01             25230                27362                23497
     3/01             24503                25629                22996
     4/01             25924                27619                24267
     5/01             24426                27805                23737
     6/01             21954                27128                22254
     7/01             20575                26861                21558
     8/01             19242                25181                20790
     9/01             16758                23148                19519
    10/01             17198                23589                19074
    11/01             17350                25399                18975
    12/01             17435                25621                19365
     1/02             15895                25247                18334
     2/02             15317                24760                17822
     3/02             16335                25692                18945
     4/02             15891                24135                18210
     5/02             15231                23958                17629
     6/02             14509                22252                16496
     7/02             13183                20518                14732
     8/02             13384                20652                15054
     9/02             12440                18410                13683
    10/02             13047                20028                14282
    11/02             13265                21206                14832
    12/02             13549                19961                14969
     1/03             13064                19439                14519
     2/03             12688                19147                14031
     3/03             12906                19332                14342
     4/03             13553                20924                15319
     5/03             14751                22025                16586
     6/03             14817                22307                16811
     7/03             14103                22700                16210
     8/03             14245                23142                16272
     9/03             14631                22897                16597
    10/03             14807                24191                16995
    11/03             14990                24404                17174
    12/03             15939                25683                18198
     1/04             16148                26154                18582
     2/04             16502                26518                18972
     3/04             16456                26118                18970
     4/04             16003                25708                18522
     5/04             16165                26060                18591
     6/04             16462                26567                18969
     7/04             16739                25688                19138
     8/04             17177                25791                19639
     9/04             17589                26070                20083
    10/04             18328                26468                20898
    11/04             19510                27539                21874
    12/04             19977                28476                22547
     1/05             19961                27782                22551
     2/05             20574                28366                23121
     3/05           $ 20586              $ 27864              $ 23157

                                                            SOURCE: LIPPER, INC.
--------------------------------------------------------------------------------

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit AIMinvestments.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Investor Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

     The performance of the Fund's share classes will differ due to different sales charge structures and class expenses.

     Had the advisor not waived fees and/or reimbursed expenses, performance would have been lower.

--------------------------------------------------------------------------------
CUMULATIVE TOTAL RETURNS
Excluding applicable sales charges
6 months ended 3/31/05
Class A                                  16.88%
Class B                                  16.55
Class C                                  16.52
Investor Class                           17.01
--------------------------------------------------------------------------------

FINANCIALS

SCHEDULE OF INVESTMENTS
March 31, 2005

                                                          MARKET
                                              SHARES      VALUE
           ---------------------------------------------------------
           DOMESTIC COMMON STOCKS-82.95%

           DIVERSIFIED METALS & MINING-2.74%
           Peabody Energy Corp.                138,800 $   6,434,768
           ---------------------------------------------------------

           ELECTRIC UTILITIES-42.54%
           Ameren Corp.                        120,000     5,881,200
           ---------------------------------------------------------
           American Electric Power Co., Inc.   100,000     3,406,000
           ---------------------------------------------------------
           CenterPoint Energy, Inc.            310,000     3,729,300
           ---------------------------------------------------------
           Cinergy Corp.                       100,000     4,052,000
           ---------------------------------------------------------
           DTE Energy Co.                       50,000     2,274,000
           ---------------------------------------------------------
           Edison International                190,000     6,596,800
           ---------------------------------------------------------
           Entergy Corp.                       145,000    10,245,700
           ---------------------------------------------------------
           Exelon Corp.                        239,950    11,011,305
           ---------------------------------------------------------
           FirstEnergy Corp.                   180,000     7,551,000
           ---------------------------------------------------------
           FPL Group, Inc.                     215,000     8,632,250
           ---------------------------------------------------------
           OGE Energy Corp.                    100,000     2,695,000
           ---------------------------------------------------------
           PG&E Corp.                          305,000    10,400,500
           ---------------------------------------------------------
           PPL Corp.                           120,000     6,478,800
           ---------------------------------------------------------
           TXU Corp.                           180,000    14,333,400
           ---------------------------------------------------------
           Westar Energy, Inc.                 125,000     2,705,000
           ---------------------------------------------------------
                                                          99,992,255
           ---------------------------------------------------------

           GAS UTILITIES-3.38%
           KeySpan Corp.                       145,000     5,650,650
           ---------------------------------------------------------
           Peoples Energy Corp.                 55,000     2,305,600
           ---------------------------------------------------------
                                                           7,956,250
           ---------------------------------------------------------

           INTEGRATED TELECOMMUNICATION
            SERVICES-4.92%
           Citizens Communications Co.         420,000     5,434,800
           ---------------------------------------------------------
           Sprint Corp.                        270,000     6,142,500
           ---------------------------------------------------------
                                                          11,577,300
           ---------------------------------------------------------

           MULTI-UTILITIES & UNREGULATED
            POWER-19.62%
           Calpine Corp./(a)(b)/             1,400,000     3,920,000
           ---------------------------------------------------------
           Dominion Resources, Inc.            140,000    10,420,200
           ---------------------------------------------------------
           Duke Energy Corp.                    90,000     2,520,900
           ---------------------------------------------------------
           Equitable Resources, Inc.           100,000     5,744,000
           ---------------------------------------------------------
           ONEOK, Inc.                         140,000     4,314,800
           ---------------------------------------------------------
           Questar Corp.                       160,000     9,480,000
           ---------------------------------------------------------
           SCANA Corp.                          76,900     2,939,118
           ---------------------------------------------------------
           Sempra Energy                       170,000     6,772,800
           ---------------------------------------------------------
                                                          46,111,818
           ---------------------------------------------------------

                                                                    MARKET
                                                        SHARES      VALUE
  ----------------------------------------------------------------------------

  OIL & GAS REFINING, MARKETING &
   TRANSPORTATION-8.18%
  Kinder Morgan, Inc.                                    120,000 $   9,084,000
  ----------------------------------------------------------------------------
  Williams Cos., Inc. (The)                              540,000    10,157,400
  ----------------------------------------------------------------------------
                                                                    19,241,400
  ----------------------------------------------------------------------------

  WATER UTILITIES-1.57%
  Aqua America Inc.                                      151,250     3,682,938
  ----------------------------------------------------------------------------
    Total Domestic Common Stocks
     (Cost $143,049,375)                                           194,996,729
  ----------------------------------------------------------------------------
  FOREIGN STOCKS & OTHER
   EQUITY INTERESTS-15.69%

  FRANCE-1.80%
  Veolia Environnement (Multi-Utilities & Unregulated
   Power)/(b)(c)/                                        119,400     4,231,506
  ----------------------------------------------------------------------------

  GERMANY-2.35%
  E.ON A.G. (Electric Utilities)/(c)/                     64,255     5,529,341
  ----------------------------------------------------------------------------

  ITALY-3.86%
  Enel S.p.A. (Electric Utilities)/(b)(c)/               505,000     4,832,055
  ----------------------------------------------------------------------------
  Telecom Italia S.p.A.-Savings Shares (Integrated
   Telecommunication Services)/(c)/                      448,368     1,401,354
  ----------------------------------------------------------------------------
  Terna S.p.A. (Electric Utilities)/(b)(c)/            1,073,100     2,849,842
  ----------------------------------------------------------------------------
                                                                     9,083,251
  ----------------------------------------------------------------------------

  SPAIN-2.10%
  Endesa, S.A. (Electric Utilities)/(b)(c)/              110,938     2,496,768
  ----------------------------------------------------------------------------
  Telefonica, S.A. (Integrated Telecommunication
   Services)/(b)(c)/                                     140,143     2,432,764
  ----------------------------------------------------------------------------
                                                                     4,929,532
  ----------------------------------------------------------------------------

  UNITED KINGDOM--5.58%
  Centrica PLC (Gas Utilities)/(c)/                      809,820     3,533,485
  ----------------------------------------------------------------------------
  National Grid Transco PLC (Multi-Utilities &
   Unregulated Power)/(c)/                               400,000     3,708,663
  ----------------------------------------------------------------------------
  Vodafone Group PLC (Wireless Telecommunication
   Services)/(c)/                                      1,468,018     3,898,729
  ----------------------------------------------------------------------------
  Vodafone Group PLC-ADR (Wireless Telecommunication
   Services)                                              74,100     1,968,096
  ----------------------------------------------------------------------------
                                                                    13,108,973
  ----------------------------------------------------------------------------
      Total Foreign Stocks & Other Equity Interests
       (Cost $29,850,440)                                           36,882,603
  ----------------------------------------------------------------------------

                                                     PRINCIPAL    MARKET
                                                      AMOUNT      VALUE
    ------------------------------------------------------------------------
    NOTES-0.87%

    ELECTRIC UTILITIES-0.54%
    AmerenEnergy Generating Co.-Series C, Sr. Unsec.
     Global Notes, 7.75%, 11/01/05/(d)/              $750,000  $     766,912
    ------------------------------------------------------------------------
    Kansas City Power & Light Co., Sr. Unsec. Notes,
     7.13%, 12/15/05/(d)/                             500,000        511,195
    ------------------------------------------------------------------------
                                                                   1,278,107
    ------------------------------------------------------------------------

    INTEGRATED TELECOMMUNICATION SERVICES-
     0.33%
    British Telecommunications PLC (United Kingdom),
     Global Notes, 7.88%, 12/15/05/(d)/               750,000        771,915
    ------------------------------------------------------------------------
        Notes (Cost $2,249,652)                                    2,050,022
    ------------------------------------------------------------------------

                                                                    MARKET
                                                        SHARES      VALUE
 -----------------------------------------------------------------------------
 MONEY MARKET FUNDS-0.44%
 Premier Portfolio-Institutional Class
  (Cost $1,026,579)/(e)/                               1,026,579 $  1,026,579
 -----------------------------------------------------------------------------
 TOTAL INVESTMENTS-99.95% (excluding investments
  purchased with cash collateral from securities
  loaned) (Cost $176,176,046)                                     234,955,933
 -----------------------------------------------------------------------------
 INVESTMENTS PURCHASED WITH CASH
  COLLATERAL FROM SECURITIES LOANED
 MONEY MARKET FUNDS-4.91%
 Premier Portfolio-Institutional Class/(e)(f)/        11,544,702   11,544,702
 -----------------------------------------------------------------------------
     Total Money Market Funds (purchased with cash
      collateral from securities loaned)
      (Cost $11,544,702)                                           11,544,702
 -----------------------------------------------------------------------------
 TOTAL INVESTMENTS-104.86% (Cost $187,720,748)                    246,500,635
 -----------------------------------------------------------------------------
 OTHER ASSETS LESS LIABILITIES-(4.86%)                            (11,435,748)
 -----------------------------------------------------------------------------
 NET ASSETS-100.00%                                              $235,064,887
 -----------------------------------------------------------------------------


Investment Abbreviations:

ADR    - AmericanDepositary Receipt
Sr.    - Senior
Unsec. - Unsecured

Notes to Schedule of Investments:
/(a)/ Non-income producing security.
/(b)/ All or a portion of this security has been pledged as collateral for securities lending transactions at March 31, 2005.
/(c)/ In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at March 31, 2005 was $34,914,507, which represented 14.16% of the Fund's Total Investments. See Note 1A.
/(d)/ In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at March 31, 2005 was $2,050,022, which represented 0.83% of the Fund's Total Investments. See Note 1A.
/(e)/ The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
/(f)/ The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2005

ASSETS:
Investments, at market value (cost $175,149,467)*                     $233,929,354
-----------------------------------------------------------------------------------
Investments in affiliated money market funds (cost $12,571,281)         12,571,281
-----------------------------------------------------------------------------------
    Total investments (cost $187,720,748)                              246,500,635
-----------------------------------------------------------------------------------
Foreign currencies, at market value (cost $61)                                  60
-----------------------------------------------------------------------------------
Receivables for:
  Fund shares sold                                                         343,680
-----------------------------------------------------------------------------------
  Dividends and interest                                                   533,338
-----------------------------------------------------------------------------------
  Collateral for securities loaned                                         749,230
-----------------------------------------------------------------------------------
  Amount due from advisor                                                   25,756
-----------------------------------------------------------------------------------
  Investments matured (Note 9)                                             298,772
-----------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans           67,566
-----------------------------------------------------------------------------------
Other assets                                                                31,044
-----------------------------------------------------------------------------------
    Total assets                                                       248,550,081
-----------------------------------------------------------------------------------

LIABILITIES:
Payables for:
  Fund shares reacquired                                                   880,984
-----------------------------------------------------------------------------------
  Trustee deferred compensation and retirement plans                        87,460
-----------------------------------------------------------------------------------
  Collateral upon return of securities loaned                           12,293,932
-----------------------------------------------------------------------------------
Accrued distribution fees                                                   65,369
-----------------------------------------------------------------------------------
Accrued trustees' fees                                                       3,308
-----------------------------------------------------------------------------------
Accrued transfer agent fees                                                 81,187
-----------------------------------------------------------------------------------
Accrued operating expenses                                                  72,954
-----------------------------------------------------------------------------------
    Total liabilities                                                   13,485,194
-----------------------------------------------------------------------------------
Net assets applicable to shares outstanding                           $235,064,887
-----------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Shares of beneficial interest                                         $273,823,790
-----------------------------------------------------------------------------------
Undistributed net investment income                                        (15,543)
-----------------------------------------------------------------------------------
Undistributed net realized gain (loss) from investment securities and
 foreign currencies                                                    (93,224,947)
-----------------------------------------------------------------------------------
Unrealized appreciation of investment securities and foreign
 currencies                                                             54,481,587
-----------------------------------------------------------------------------------
                                                                      $235,064,887
-----------------------------------------------------------------------------------

          NET ASSETS:
          Class A                                         $113,324,815
          ------------------------------------------------------------
          Class B                                         $ 35,303,124
          ------------------------------------------------------------
          Class C                                         $  6,900,457
          ------------------------------------------------------------
          Investor Class                                  $ 79,536,491
          ------------------------------------------------------------

          SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
           UNLIMITED NUMBER OF SHARES AUTHORIZED:
          Class A                                            9,231,675
          ------------------------------------------------------------
          Class B                                            2,865,959
          ------------------------------------------------------------
          Class C                                              555,922
          ------------------------------------------------------------
          Investor Class                                     6,425,115
          ------------------------------------------------------------
          Class A:
            Net asset value per share                     $      12.28
          ------------------------------------------------------------
            Offering price per share:
             (Net asset value of $12.28 / 94.50%)         $      12.99
          ------------------------------------------------------------
          Class B:
            Net asset value and offering price per share  $      12.32
          ------------------------------------------------------------
          Class C:
            Net asset value and offering price per share  $      12.41
          ------------------------------------------------------------
          Investor Class:
            Net asset value and offering price per share  $      12.38
          ------------------------------------------------------------

* At March 31, 2005, securities with an aggregate market value of $11,866,206 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS
For the year ended March 31, 2005


INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $132,920)                 $ 8,730,411
-----------------------------------------------------------------------------------
Dividends from affiliated money market funds (including securities
 lending income of $178,974 less rebates of $101,509)                      119,541
-----------------------------------------------------------------------------------
Interest                                                                   153,889
-----------------------------------------------------------------------------------
   Total investment income                                               9,003,841
-----------------------------------------------------------------------------------

EXPENSES:
Advisory fees                                                            1,624,156
-----------------------------------------------------------------------------------
Administrative services fees                                                85,884
-----------------------------------------------------------------------------------
Custodian fees                                                              28,556
-----------------------------------------------------------------------------------
Distribution fees:
 Class A                                                                   263,126
-----------------------------------------------------------------------------------
 Class B                                                                   329,726
-----------------------------------------------------------------------------------
 Class C                                                                    62,893
-----------------------------------------------------------------------------------
 Investor Class                                                            180,105
-----------------------------------------------------------------------------------
Transfer agent fees                                                        794,855
-----------------------------------------------------------------------------------
Trustees' fees and retirement benefits                                      18,073
-----------------------------------------------------------------------------------
Other                                                                       63,530
-----------------------------------------------------------------------------------
   Total expenses                                                        3,450,904
-----------------------------------------------------------------------------------
Less:Fees waived, expenses reimbursed and expense offset arrangements     (234,210)
-----------------------------------------------------------------------------------
   Net expenses                                                          3,216,694
-----------------------------------------------------------------------------------
Net investment income                                                    5,787,147
-----------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES AND FOREIGN
 CURRENCIES:
Net realized gain from:
 Investment securities                                                   7,917,518
-----------------------------------------------------------------------------------
 Foreign currencies                                                         11,687
-----------------------------------------------------------------------------------
                                                                         7,929,205
-----------------------------------------------------------------------------------
Change in net unrealized appreciation of:
 Investment securities                                                  34,628,048
-----------------------------------------------------------------------------------
 Foreign currencies                                                          1,962
-----------------------------------------------------------------------------------
                                                                        34,630,010
-----------------------------------------------------------------------------------
Net gain from investment securities and foreign currencies              42,559,215
-----------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   $48,346,362
-----------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended March 31, 2005 and 2004

                                                                                                            2005
----------------------------------------------------------------------------------------------------------------------

OPERATIONS:
  Net investment income                                                                                 $  5,787,147
----------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign currencies                                      7,929,205
----------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment securities and foreign currencies                   34,630,010
----------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                                                  48,346,362
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                                                                 (2,901,177)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                                                                   (685,445)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                                                                   (129,399)
----------------------------------------------------------------------------------------------------------------------
  Investor Class                                                                                          (2,058,141)
----------------------------------------------------------------------------------------------------------------------
    Decrease in net assets resulting from distributions                                                   (5,774,162)
----------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                                                                 (9,390,014)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                                                                 (5,658,456)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                                                                   (751,072)
----------------------------------------------------------------------------------------------------------------------
  Investor Class                                                                                          (3,714,283)
----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions                              (19,513,825)
----------------------------------------------------------------------------------------------------------------------
    Net increase in net assets                                                                            23,058,375
----------------------------------------------------------------------------------------------------------------------

NET ASSETS:
  Beginning of year                                                                                      212,006,512
----------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income of $(15,543) and $(40,215), respectively)  $235,064,887
----------------------------------------------------------------------------------------------------------------------

                                                                                                            2004
---------------------------------------------------------------------------------------------------------------------

OPERATIONS:
  Net investment income                                                                                 $  2,850,802
---------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign currencies                                     16,033,275
---------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment securities and foreign currencies                   15,852,281
---------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                                                  34,736,358
---------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                                                                   (685,258)
---------------------------------------------------------------------------------------------------------------------
  Class B                                                                                                   (122,921)
---------------------------------------------------------------------------------------------------------------------
  Class C                                                                                                    (31,061)
---------------------------------------------------------------------------------------------------------------------
  Investor Class                                                                                          (1,882,805)
---------------------------------------------------------------------------------------------------------------------
    Decrease in net assets resulting from distributions                                                   (2,722,045)
---------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                                                                 90,205,591
---------------------------------------------------------------------------------------------------------------------
  Class B                                                                                                 30,514,206
---------------------------------------------------------------------------------------------------------------------
  Class C                                                                                                  4,962,878
---------------------------------------------------------------------------------------------------------------------
  Investor Class                                                                                         (19,748,567)
---------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions                              105,934,108
---------------------------------------------------------------------------------------------------------------------
    Net increase in net assets                                                                           137,948,421
---------------------------------------------------------------------------------------------------------------------

NET ASSETS:
  Beginning of year                                                                                       74,058,091
---------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income of $(15,543) and $(40,215), respectively)  $212,006,512
---------------------------------------------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
March 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Utilities Fund, formerly INVESCO Utilities Fund, (the "Fund") is a series portfolio of AIM Sector Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is to achieve capital growth and current income. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.
  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.
     A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.
     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.
B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. DISTRIBUTIONS -- Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                                         RATE
--------------------------------------------------------------------------------
First $350 million                                                         0.75%
--------------------------------------------------------------------------------
Next $350 million                                                          0.65%
--------------------------------------------------------------------------------
Next $1.3 billion                                                          0.55%
--------------------------------------------------------------------------------
Next $2 billion                                                            0.45%
--------------------------------------------------------------------------------
Next $2 billion                                                            0.40%
--------------------------------------------------------------------------------
Next $2 billion                                                           0.375%
--------------------------------------------------------------------------------
Over $8 billion                                                            0.35%
--------------------------------------------------------------------------------

  Prior to September 30, 2004, AIM had entered into a sub-advisory agreement with INVESCO Institutional (N.A.), Inc. ("INVESCO") whereby AIM paid INVESCO 40% of the fee paid by the Fund to AIM. Effective September 30, 2004, the sub-advisory agreement between AIM and INVESCO was terminated.
  AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C and Investor Class shares to 1.40%, 2.05%, 2.05% and 1.30% of average daily net assets, respectively. In addition, effective April 1, 2005, AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A to 1.30% average daily net assets. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C and Investor Class shares to 1.90%, 2.65%, 2.65% and 1.90% of average daily net assets, respectively, through March 31, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limits stated above:

(i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the only expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund.
  Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.
  For the year ended March 31, 2005, AIM waived fees of $88,199.
  For the year ended March 31, 2005, at the request of the Trustees of the Trust, AMVESCAP agreed to reimburse $30,770 of expenses incurred by the Fund in connection with market timing matters in the AIM Funds, including legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended March 31, 2005, AIM was paid $85,884.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended March 31, 2005, the Fund paid AISI $794,855.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Investor Class shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Investor Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended March 31, 2005, the Class A, Class B, Class C and Investor Class shares paid ADI $263,126, $329,726, $62,893 and $180,105, respectively. Of these amounts, AIM reimbursed Plan fees of $0, $32,973, $6,289 and $72,042, respectively.
  Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended March 31, 2005, ADI advised the Fund that it retained $18,371 in front-end sales commissions from the sale of Class A shares and $35, $14,053 and $752 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of AIM, AISI, and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in an affiliated money market fund for the year ended March 31, 2005.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                                   UNREALIZED
                                          MARKET VALUE  PURCHASES  PROCEEDS FROM  APPRECIATION  MARKET VALUE DIVIDEND  REALIZED
FUND                                        03/31/04     AT COST       SALES     (DEPRECIATION)   03/31/05    INCOME  GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------------
Premier Portfolio -- Institutional Class*  $4,862,426  $51,426,822 $(55,262,669)      $--        $1,026,579  $42,076      $--
---------------------------------------------------------------------------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                                   UNREALIZED     MARKET
                                          MARKET VALUE  PURCHASES  PROCEEDS FROM  APPRECIATION    VALUE     DIVIDEND  REALIZED
FUND                                        03/31/04     AT COST       SALES     (DEPRECIATION)  03/31/05   INCOME** GAIN (LOSS)
--------------------------------------------------------------------------------------------------------------------------------
Premier Portfolio -- Institutional Class*  $       --  $15,441,748 $ (3,897,046)      $--       $11,544,702 $ 77,465     $--
--------------------------------------------------------------------------------------------------------------------------------
Total                                      $4,862,426  $66,868,570 $(59,159,715)      $--       $12,571,281 $119,541     $--
--------------------------------------------------------------------------------------------------------------------------------

* On February 25, 2005, the Premier Portfolio investments were transferred from the original share class with no name designation to the newly structured share class designated as Institutional Class.
**Net of rebates.

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended March 31, 2005, the Fund received credits from these arrangements which resulted in the reduction of the Fund's total expenses of $3,937.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.
  Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.
  Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended March 31, 2005, the Fund paid legal fees of $4,201 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. During the year ended March 31, 2005, the Fund had average interfund borrowings for the number of days the borrowings were outstanding in the amount of $3,144,000 with a weighted average interest rate of 2.20% and interest expense of $189.
  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. The Fund did not borrow under the facility during the year ended March 31, 2005.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.
  At March 31, 2005, securities with an aggregate value of $11,866,206 were on loan to brokers. The loans were secured by cash collateral of $11,544,702 received by the Fund and subsequently invested in an affiliated money market fund and a receivable of $749,230 for cash collateral held by the agent. For the year ended March 31, 2005, the Fund received dividends on cash collateral of $77,465 for securities lending transactions, which are net of rebates.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended March 31, 2005 and 2004 was as follows:

                                                                2005       2004
----------------------------------------------------------------------------------
Distributions paid from ordinary income                      $5,774,162 $2,722,045
----------------------------------------------------------------------------------

TAX COMPONENTS OF NET ASSETS:

As of March 31, 2005, the components of net assets on a tax basis was as follows:

                                                                           2005
------------------------------------------------------------------------------------
Undistributed ordinary income                                          $     87,029
------------------------------------------------------------------------------------
Unrealized appreciation -- investments                                   53,318,279
------------------------------------------------------------------------------------
Temporary book/tax differences                                              (76,022)
------------------------------------------------------------------------------------
Capital loss carryforward                                               (92,088,189)
------------------------------------------------------------------------------------
Shares of beneficial interest                                           273,823,790
------------------------------------------------------------------------------------
Total net assets                                                       $235,064,887
------------------------------------------------------------------------------------

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the deferral of losses on wash sales, corporate actions and defaulted bonds. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $5,275.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of March 31, 2005 to utilizing $74,376,234 of capital loss carryforward in the fiscal year ended March 31, 2006.
  The Fund utilized $8,612,509 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of March 31, 2005 which expires as follows:

                                                                CAPITAL LOSS
   EXPIRATION                                                   CARRYFORWARD*
   --------------------------------------------------------------------------
   March 31, 2010                                                $68,055,133
   --------------------------------------------------------------------------
   March 31, 2011                                                 23,729,348
   --------------------------------------------------------------------------
   March 31, 2013                                                    303,708
   --------------------------------------------------------------------------
   Total capital loss carryforward                               $92,088,189
   --------------------------------------------------------------------------

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains (losses) as of November 24, 2003, the date of the reorganization of AIM Global Utilities Fund into the Fund, are realized on securities held in each fund at such day, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended March 31, 2005 was $70,248,856 and $88,612,389, respectively.
  At the request of the Trustees, AIM recovered third party research credits during the year ended March 31, 2005, in the amount of $13,881. These research credits were recorded as realized gains.
  Receivable for investments matured represents the estimated proceeds to the Fund by Candescent Technologies Corp., which is in default with respect to the principal payments on $4,866,000 par value, Senior Unsecured Guaranteed Subordinated Debentures, 8.00%, which were due May 1, 2003. This estimate was determined in accordance with the fair valuation procedures authorized by the Board of Trustees. Unrealized appreciation (depreciation) at March 31, 2005 was $(4,303,575).

                   UNREALIZED APPRECIATION (DEPRECIATION) OF
                     INVESTMENT SECURITIES ON A TAX BASIS
   -------------------------------------------------------------------------
   Aggregate unrealized appreciation of investment securities   $60,836,793
   -------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities  (7,523,789)
   -------------------------------------------------------------------------
   Net unrealized appreciation of investment securities         $53,313,004
   -------------------------------------------------------------------------

Cost of investments for tax purposes is $193,486,403.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions on March 31, 2005, undistributed net investment income was increased by $11,687 and undistributed net realized gain (loss) decreased by $11,687. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and Investor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Investor Class shares are sold at net asset value. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                     CHANGES IN SHARES OUTSTANDING/(a)/
-------------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED MARCH 31,
                                                          --------------------------------------------------
                                                                    2005                      2004
                                                          ------------------------  ------------------------
                                                            SHARES       AMOUNT       SHARES       AMOUNT
-------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                  1,349,057  $ 15,037,912     369,607  $  3,431,799
-------------------------------------------------------------------------------------------------------------
  Class B                                                    686,957     7,827,572     176,285     1,853,321
-------------------------------------------------------------------------------------------------------------
  Class C                                                    218,268     2,494,228     807,064     7,343,248
-------------------------------------------------------------------------------------------------------------
  Investor Class                                           1,519,629    17,110,449   3,818,233    34,835,240
-------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                    229,550     2,550,083      62,226       612,670
-------------------------------------------------------------------------------------------------------------
  Class B                                                     53,977       599,076      10,830       108,358
-------------------------------------------------------------------------------------------------------------
  Class C                                                      9,938       111,371       2,821        27,715
-------------------------------------------------------------------------------------------------------------
  Investor Class                                             172,440     1,934,858     188,941     1,774,589
-------------------------------------------------------------------------------------------------------------
Issued in connection with acquisitions:/(b)/
  Class A                                                         --            --  10,626,480    96,253,467
-------------------------------------------------------------------------------------------------------------
  Class B                                                         --            --   3,885,472    35,282,815
-------------------------------------------------------------------------------------------------------------
  Class C                                                         --            --     583,619     5,339,132
-------------------------------------------------------------------------------------------------------------
Automatic conversion of Class B shares to Class A shares:
  Class A                                                    388,776     4,257,299     352,095     3,459,012
-------------------------------------------------------------------------------------------------------------
  Class B                                                   (387,695)   (4,257,299)   (351,068)   (3,459,012)
-------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                 (2,825,080)  (31,235,308) (1,376,346)  (13,551,357)
-------------------------------------------------------------------------------------------------------------
  Class B                                                   (901,951)   (9,827,805)   (330,477)   (3,271,276)
-------------------------------------------------------------------------------------------------------------
  Class C                                                   (302,675)   (3,356,671)   (844,282)   (7,747,217)
-------------------------------------------------------------------------------------------------------------
  Investor Class                                          (2,049,799)  (22,759,590) (6,105,643)  (56,358,396)
-------------------------------------------------------------------------------------------------------------
                                                          (1,838,608) $(19,513,825) 11,875,857  $105,934,108
-------------------------------------------------------------------------------------------------------------

/(a)/There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 12% of the outstanding shares of the Fund. AIM Distributors has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this shareholder are also owned beneficially.
/(b)/As of the opening of business on November 24, 2003, the Fund acquired all of the net assets of AIM Global Utilities Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on June 9, 2003 and AIM Global Utilities Fund shareholders on October 28, 2003. The acquisition was accomplished by a tax-free exchange of 15,095,571 shares of the Fund for 11,435,567 shares of AIM Global Utilities Fund outstanding as of the close of business on November 21, 2003. AIM Global Utilities Fund's net assets at that date of $136,875,414, including $5,828,940 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $73,189,229.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                  CLASS A
                                                                   ------------------------------------
                                                                            YEAR ENDED MARCH 31,
                                                                   ------------------------------------
                                                                        2005          2004        2003
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  10.10       $   8.13      $ 10.66
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                0.30/(a)/      0.22/(a)/    0.16
---------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      2.18           1.98        (2.40)
---------------------------------------------------------------------------------------------------------
    Total from investment operations                                   2.48           2.20        (2.24)
---------------------------------------------------------------------------------------------------------
Less dividends from net investment income                             (0.30)         (0.23)       (0.29)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  12.28       $  10.10      $  8.13
---------------------------------------------------------------------------------------------------------
Total return/(b)/                                                     24.95%         27.33%      (21.05)%
---------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $113,325       $101,899      $   450
---------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                       1.40%/(c)/     1.40%        1.41%
---------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                    1.46%/(c)/     1.77%        1.74%
---------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                   2.76%/(c)/     2.27%        2.79%
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                  33%           101%          64%
---------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges.
/(c)/Ratios are based on average daily net assets of $105,250,221.

                                                                                 CLASS B
                                                                   ----------------------------------
                                                                           YEAR ENDED MARCH 31,
                                                                   ----------------------------------
                                                                       2005          2004       2003
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 10.13       $  8.15      $ 10.66
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.23/(a)/     0.16/(a)/    0.13
-------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     2.19          1.98        (2.43)
-------------------------------------------------------------------------------------------------------
    Total from investment operations                                  2.42          2.14        (2.30)
-------------------------------------------------------------------------------------------------------
Less dividends from net investment income                            (0.23)        (0.16)       (0.21)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 12.32       $ 10.13      $  8.15
-------------------------------------------------------------------------------------------------------
Total return/(b)/                                                    24.17%        26.47%      (21.67)%
-------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $35,303       $34,606      $   193
-------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      2.05%/(c)/    2.05%        2.14%
-------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   2.21%/(c)/    2.79%        2.69%
-------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                  2.11%/(c)/    1.62%        1.84%
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 33%          101%          64%
-------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges.
/(c)/Ratios are based on average daily net assets of $32,972,575.

                                                                                            CLASS C
                                                                   ----------------------------------------------------
                                                                                      YEAR ENDED MARCH 31,
                                                                   ----------------------------------------------------
                                                                       2005        2004       2003      2002        2001
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $10.21       $ 8.22      $ 10.63   $ 16.08   $ 20.40
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       0.23/(a)/    0.16/(a)/    0.15      0.03     (0.00)/(a)/
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)    2.20         1.98        (2.47)    (5.48)    (3.22)
-----------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                 2.43         2.14        (2.32)    (5.45)    (3.22)
-----------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                              (0.23)       (0.15)       (0.09)    (0.00)    (0.10)
-----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                --           --           --        --     (1.00)
-----------------------------------------------------------------------------------------------------------------------------
    Total distributions                                             (0.23)       (0.15)       (0.09)    (0.00)    (1.10)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $12.41       $10.21      $  8.22   $ 10.63   $ 16.08
-----------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                   24.08%       26.17%      (21.85)%  (33.87)%  (15.83)%
-----------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $6,900       $6,437      $   667   $ 1,799   $ 3,579
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                     2.05%/(c)/   2.05%        2.05%     2.04%     2.07%
-----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                  2.21%/(c)/   3.14%        3.70%     2.45%     2.11%
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets          2.11%/(c)/   1.62%        1.75%     0.32%    (0.02)%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                33%         101%          64%       56%       49%
-----------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges.
/(c)/Ratios are based on average daily net assets of $6,289,328.

                                                                                         INVESTOR CLASS
                                                                   --------------------------------------------------------
                                                                                      YEAR ENDED MARCH 31,
                                                                   --------------------------------------------------------
                                                                       2005          2004       2003       2002       2001
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 10.18       $  8.19      $ 10.66   $  16.20   $  20.42
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.31/(a)/     0.22/(a)/    0.23       0.15       0.13
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     2.21          2.01        (2.46)     (5.54)     (3.22)
-----------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  2.52          2.23        (2.23)     (5.39)     (3.09)
-----------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               (0.32)        (0.24)       (0.24)     (0.15)     (0.13)
-----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                 --            --           --         --      (1.00)
-----------------------------------------------------------------------------------------------------------------------------
    Total distributions                                              (0.32)        (0.24)       (0.24)     (0.15)     (1.13)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 12.38       $ 10.18      $  8.19   $  10.66   $  16.20
-----------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                    25.08%        27.50%      (20.99)%   (33.34)%   (15.18)%
-----------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $79,536       $69,065      $72,749   $124,578   $232,877
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      1.30%/(c)/    1.30%        1.30%      1.30%      1.30%
-----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   1.46%/(c)/    2.01%        1.90%      1.57%      1.40%
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                  2.86%/(c)/    2.37%        2.63%      1.09%      0.74%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 33%          101%          64%        56%        49%
-----------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions.
/(c)/Ratios are based on average daily net assets of $72,041,996.

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.
  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement fund will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement fund by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The IFG and AIM settlement funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading. The settlement funds will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, not to increase certain management fees and to provide more information to investors regarding fees.
  Under the terms of the settlements, AIM is undertaking certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by such Funds related to market timing matters.
  The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.
  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.
  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.
  As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.
  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

  Pending Regulatory Civil Action Alleging Market Timing

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed civil proceedings against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in these proceedings. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code (S) 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection
Act). The WVAG complaint is seeking injunctive relief; civil monetary penalties; a writ of quo warranto against the defendants; pre-judgment and post-judgment interest; costs and expenses, including counsel fees; and other relief.
  If AIM is unsuccessful in its defense of the WVAG proceedings, it could be barred from serving as an investment adviser for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including your Fund. Your Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

  Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.
  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in two of the underlying lawsuits continue to seek remand of their lawsuit to state court.

  Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs. Based on a recent court decision, the state court action has been removed to Federal court.

  Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division and subsequently consolidated for pre-trial purposes into one lawsuit.

  Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

  Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

  Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees. These actions have been consolidated for pre-trial purposes.

  Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

  A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.

        *    *    *    *    *    *    *    *    *    *    *    *    *    *
  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
and Shareholders of AIM Utilities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Utilities Fund, formerly known as INVESCO Utilities Fund (one of the funds constituting AIM Sector Funds, hereafter referred to as the "Fund") at March 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

May 20, 2005
Houston, Texas

OTHER INFORMATION

TRUSTEES AND OFFICERS
As of March 31, 2005

The address of each trustee and officer of AIM Sector Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND
POSITIONS(S) HELD WITH THE             TRUSTEE AND/     PRINCIPAL OCCUPATION(S)                  OTHER DIRECTORSHIP(S)
TRUST                                  OR OFFICER SINCE DURING PAST 5 YEARS                      HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
 INTERESTED PERSONS
---------------------------------------------------------------------------------------------------------------------------------
 Robert H. Graham/1 /-- 1946           2003             Director and Chairman, A I M Management  None
 Trustee, Vice Chair and President                      Group Inc. (financial services holding
                                                        company); Director and Vice Chairman,
                                                        AMVESCAP PLC and Chairman, AMVESCAP
                                                        PLC -- AIM Division (parent of AIM and
                                                        a global investment management firm)

                                                        Formerly: President and Chief Executive
                                                        Officer, A I M Management Group Inc.;
                                                        Director, Chairman and President, A I M
                                                        Advisors, Inc. (registered investment
                                                        advisor); Director and Chairman, A I M
                                                        Capital Management, Inc. (registered
                                                        investment advisor), A I M
                                                        Distributors, Inc. (registered broker
                                                        dealer), AIM Investment Services, Inc.
                                                        (registered transfer agent), and Fund
                                                        Management Company (registered broker
                                                        dealer); and Chief Executive Officer,
                                                        AMVESCAP PLC  -- Managed Products
---------------------------------------------------------------------------------------------------------------------------------
 Mark H. Williamson/2 /-- 1951         1998             Director, President and Chief Executive  None
 Trustee and Executive Vice President                   Officer, A I M Management Group Inc.;
                                                        Director, Chairman and President, A I M
                                                        Advisors, Inc.; Director, A I M Capital
                                                        Management, Inc. and A I M
                                                        Distributors, Inc.; Director and
                                                        Chairman, AIM Investment Services,
                                                        Inc., Fund Management Company and
                                                        INVESCO Distributors, Inc. (registered
                                                        broker dealer); and Chief Executive
                                                        Officer, AMVESCAP PLC -- AIM Division
                                                        (parent of AIM and a global investment
                                                        management firm)

                                                        Formerly: Director, Chairman, President
                                                        and Chief Executive Officer, INVESCO
                                                        Funds Group, Inc.; President and Chief
                                                        Executive Officer, INVESCO
                                                        Distributors, Inc.; Chief Executive
                                                        Officer, AMVESCAP PLC -- Managed
                                                        Products
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------
 Bruce L. Crockett/3 /-- 1944          2003             Chairman, Crockett Technology            ACE Limited (insurance
 Trustee and Chair                                      Associates (technology consulting        company); and Captaris, Inc.
                                                        company)                                 (unified messaging provider)
---------------------------------------------------------------------------------------------------------------------------------
 Bob R. Baker -- 1936                  1983             Retired                                  None
 Trustee
---------------------------------------------------------------------------------------------------------------------------------
 Frank S. Bayley -- 1939               2003             Retired                                  Badgley Funds, Inc. (registered
 Trustee                                                                                         investment company)
                                                        Formerly: Partner, law firm of Baker &
                                                        McKenzie
---------------------------------------------------------------------------------------------------------------------------------
 James T. Bunch -- 1942                2000             Co-President and Founder, Green,         None
 Trustee                                                Manning & Bunch Ltd., (investment
                                                        banking firm); and Director, Policy
                                                        Studies, Inc. and Van Gilder Insurance
                                                        Corporation
---------------------------------------------------------------------------------------------------------------------------------
 Albert R. Dowden -- 1941              2003             Director of a number of public and       None
 Trustee                                                private business corporations,
                                                        including the Boss Group Ltd. (private
                                                        investment and management); Cortland
                                                        Trust, Inc. (Chairman) (registered
                                                        investment company); Annuity and Life
                                                        Re (Holdings), Ltd. (insurance
                                                        company); and CompuDyne Corporation
                                                        (provider of products and services to
                                                        the public security market)

                                                        Formerly: Director, President and Chief
                                                        Executive Officer, Volvo Group North
                                                        America, Inc.; Senior Vice President,
                                                        AB Volvo; and director of various
                                                        affiliated Volvo companies
---------------------------------------------------------------------------------------------------------------------------------
 Edward K. Dunn, Jr. -- 1935           2003             Retired                                  None
 Trustee
                                                        Formerly: Chairman, Mercantile Mortgage
                                                        Corp.; President and Chief Operating
                                                        Officer, Mercantile-Sale Deposit &
                                                        Trust Co.; and President, Mercantile
                                                        Bankshares Corp.
---------------------------------------------------------------------------------------------------------------------------------
 Jack M. Fields -- 1952                2003             Chief Executive Officer, Twenty First    Administaff and Discovery
 Trustee                                                Century Group, Inc. (government affairs  Global Education Fund (non-
                                                        company) (owner) Dos Angelos Ranch, L.P. profit)

                                                        Formerly: Chief Executive Officer,
                                                        Texana Timber LP (sustainable forestry
                                                        company)
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 Carl Frischling -- 1937               2003             Partner, law firm of Kramer Levin        Cortland Trust, Inc. (registered
 Trustee                                                Naftalis and Frankel LLP                 investment company)
---------------------------------------------------------------------------------------------------------------------------------
 Gerald J. Lewis -- 1933               2000             Chairman, Lawsuit Resolution Services    General Chemical Group, Inc.
 Trustee                                                (San Diego, California)
---------------------------------------------------------------------------------------------------------------------------------
 Prema Mathai-Davis -- 1950            2003             Formerly: Chief Executive Officer, YMCA  None
 Trustee                                                of the USA
---------------------------------------------------------------------------------------------------------------------------------

/(1)/ Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.
/(2)/ Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
/(3)/ Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

As of March 31, 2005

The address of each trustee and officer of AIM Sector Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND
POSITION(S) HELD WITH THE              TRUSTEE AND/     PRINCIPAL OCCUPATION(S) DURING PAST 5    OTHER DIRECTORSHIP(S)
TRUST                                  OR OFFICER SINCE YEARS                                    HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------
 Lewis F. Pennock -- 1942              2003             Partner, law firm of Pennock & Cooper    None
 Trustee
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
 Ruth H. Quigley -- 1935               2003             Retired                                  None
 Trustee
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
 Larry Soll -- 1942                    1997             Retired                                  None
 Trustee
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS
----------------------------------------------------------------------------------------------------------------------
 Lisa O. Brinkley/4 /-- 1959           2004             Senior Vice President, A I M Management  N/A
 Senior Vice President and Chief                        Group Inc.; Senior Vice President and
 Compliance Officer                                     Chief Compliance Officer, A I M
                                                        Advisors, Inc.; Vice President and
                                                        Chief Compliance Officer, A I M Capital
                                                        Management, Inc. and Vice President,
                                                        A I M Distributors, Inc., A I M
                                                        Investment Services, Inc. and Fund
                                                        Management Company

                                                        Formerly: Senior Vice President and
                                                        Compliance Director, Delaware
                                                        Investments Family of Funds and Chief
                                                        Compliance Officer, A I M Distributors,
                                                        Inc.
----------------------------------------------------------------------------------------------------------------------
 Russell C. Burk/5 /-- 1958            2005             Formerly: Director of Compliance and     N/A
 Senior Vice President                                  Assistant General Counsel, ICON
                                                        Advisers, Inc.; Financial Consultant,
                                                        Merrill Lynch; General Counsel and
                                                        Director of Compliance, ALPS Mutual
                                                        Funds, Inc.
----------------------------------------------------------------------------------------------------------------------
 Kevin M. Carome -- 1956               2003             Director, Senior Vice President,         N/A
 Senior Vice President, Secretary and                   Secretary and General Counsel, A I M
 Chief Legal Officer                                    Management Group Inc. and A I M
                                                        Advisors, Inc.; Director and Vice
                                                        President, INVESCO Distributors, Inc.;
                                                        Vice President, A I M Capital
                                                        Management, Inc., and A I M Investment
                                                        Services, Inc.; Director, Vice
                                                        President and General Counsel, Fund
                                                        Management Company; and Senior Vice
                                                        President, A I M Distributors, Inc.

                                                        Formerly: Senior Vice President and
                                                        General Counsel, Liberty Financial
                                                        Companies, Inc.; and Senior Vice
                                                        President and General Counsel, Liberty
                                                        Funds Group, LLC.; and Vice President,
                                                        A I M Distributors, Inc.
----------------------------------------------------------------------------------------------------------------------
 Robert G. Alley -- 1948               2003             Managing Director, Chief Fixed Income    N/A
 Vice President                                         Officer and Senior Investment Officer,
                                                        A I M Capital Management, Inc. and Vice
                                                        President, A I M Advisors, Inc.
----------------------------------------------------------------------------------------------------------------------
 Stuart W. Coco -- 1955                2003             Managing Director and Director of Money  N/A
 Vice President                                         Market Research and Special Projects,
                                                        A I M Capital Management, Inc.; and Vice
                                                        President, A I M Advisors, Inc.
----------------------------------------------------------------------------------------------------------------------
 Sidney M. Dilgren -- 1961             2004             Vice President and Fund Treasurer,       N/A
 Vice President and Treasurer                           A I M Advisors, Inc.

                                                        Formerly: Senior Vice President, A I M
                                                        Investment Services, Inc.; and Vice
                                                        President, A I M Distributors, Inc.
----------------------------------------------------------------------------------------------------------------------
 J. Phillip Ferguson/4 /-- 1945        2005             Senior Vice President and Chief          N/A
 Vice President                                         Investment Officer, A I M Advisors
                                                        Inc.; Director, Chairman, Chief
                                                        Executive Officer, President and Chief
                                                        Investment Officer, A I M Capital
                                                        Management, Inc.; Executive Vice
                                                        President, A I M Management Group Inc.

                                                        Formerly: Senior Vice President, AIM
                                                        Private Asset Management, Inc.; Chief
                                                        Equity Officer, and Senior Investment
                                                        Officer, A I M Capital Management,
                                                        Inc.; and Managing Partner, Beutel,
                                                        Goodman Capital Management
----------------------------------------------------------------------------------------------------------------------
 Mark D. Greenberg -- 1957             2004             Senior Vice President and Senior         N/A
 Vice President                                         Portfolio Manager, A I M Capital
                                                        Management, Inc.

                                                        Formerly: Senior Vice President and
                                                        Senior Portfolio Manager, INVESCO
                                                        Institutional (N.A.), Inc.
----------------------------------------------------------------------------------------------------------------------
 William R. Keithler -- 1952           2004             Senior Vice President and Senior         N/A
 Vice President                                         Portfolio Manager, A I M Capital
                                                        Management, Inc.

                                                        Formerly: Senior Vice President,
                                                        Director of Sector Management and
                                                        Senior Portfolio Manager, INVESCO
                                                        Institutional (N.A.), Inc.
----------------------------------------------------------------------------------------------------------------------
 Karen Dunn Kelley -- 1960             2003             Director of Cash Management, Managing    N/A
 Vice President                                         Director and Chief Cash Management
                                                        Officer, A I M Capital Management,
                                                        Inc.; Director and President, Fund
                                                        Management Company, and Vice President,
                                                        A I M Advisors, Inc.
----------------------------------------------------------------------------------------------------------------------

/(4)/ Ms. Brinkley was elected Senior Vice President and Chief Compliance
      Officer of the Trust effective September 20, 2004.
/(5)/ Mr. Burk was elected Senior Vice President of the Trust effective
      February 15, 2005.
/(6)/ Mr. Ferguson was elected Vice President of the Trust effective February
      24, 2005.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND          INVESTMENT ADVISOR          DISTRIBUTOR                   AUDITORS
11 Greenway Plaza.          A I M Advisors, Inc.        A I M Distributors, Inc.      PricewaterhouseCoopers LLP
Suite 100                   11 Greenway Plaza           11 Greenway Plaza             1201 Louisiana Street
Houston, TX 77046-1173      Suite 100                   Suite 100                     Suite 2900
                            Houston, TX 77046-1173      Houston, TX 77046-1173        Houston, Texas 77002-5678

COUNSEL TO THE FUND         COUNSEL TO THE              TRANSFER AGENT                CUSTODIAN
Ballard Spahr               INDEPENDENT TRUSTEES        AIM Investment Services, Inc. State Street Bank and Trust
Andrews & Ingersoll, LLP    Kramer, Levin, Naftalis &   P.O. Box 4739                 Company
1735 Market Street          Frankel LLP                 Houston, TX 77210-4739        225 Franklin Street
Philadelphia, PA 19103-7599 1177 Avenue of the Americas                               Boston, MA 02110-2801
                            New York, NY 10036-2714

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended March 31, 2005, 100% is eligible for the dividends received deduction for corporations.

For its tax year ended March 31, 2005, the Fund designated 100% or the maximum amount allowable, of its dividend distributions as qualified dividend income. Your actual amount of qualified dividend income for the calendar year will be reported on Form 1099-DIV. You should consult your tax advisor regarding treatment of these amounts.

       Domestic Equity                              Sector Equity

AIM Aggressive Growth Fund               AIM Advantage Health Sciences Fund/1/
AIM Basic Balanced Fund*                 AIM Energy Fund/1/
AIM Basic Value Fund                     AIM Financial Services Fund/1/
AIM Blue Chip Fund                       AIM Global Health Care Fund
AIM Capital Development Fund             AIM Global Real Estate Fund
AIM Charter Fund                         AIM Gold & Precious Metals Fund/1/
AIM Constellation Fund                   AIM Leisure Fund/1/
AIM Diversified Dividend Fund            AIM Multi-Sector Fund/1/
AIM Dynamics Fund/1/                     AIM Real Estate Fund/7/
AIM Large Cap Basic Value Fund           AIM Technology Fund/1/
AIM Large Cap Growth Fund                AIM Utilities Fund/1/
AIM Mid Cap Basic Value Fund
AIM Mid Cap Core Equity Fund/2/                      Fixed Income
AIM Mid Cap Growth Fund
AIM Opportunities I Fund                 TAXABLE
AIM Opportunities II Fund
AIM Opportunities III Fund               AIM Floating Rate Fund
AIM Premier Equity Fund                  AIM High Yield Fund
AIM S&P 500 Index Fund/1/                AIM Income Fund
AIM Select Equity Fund                   AIM Intermediate Government Fund
AIM Small Cap Equity Fund/3/             AIM Limited Maturity Treasury Fund
AIM Small Cap Growth Fund/4/             AIM Money Market Fund
AIM Small Company Growth Fund/1/         AIM Short Term Bond Fund
AIM Trimark Endeavor Fund                AIM Total Return Bond Fund
AIM Trimark Small Companies Fund         Premier Portfolio
AIM Weingarten Fund                      Premier U.S. Government Money
                                          Portfolio/1/
* Domestic equity and income fund
                                         TAX-FREE

 International/Global Equity             AIM High Income Municipal Fund
                                         AIM Municipal Bond Fund
AIM Asia Pacific Growth Fund             AIM Tax-Exempt Cash Fund
AIM Developing Markets Fund              AIM Tax-Free Intermediate Fund
AIM European Growth Fund                 Premier Tax-Exempt Portfolio
AIM European Small Company Fund/5/
AIM Global Aggressive Growth Fund              AIM Allocation Solutions
AIM Global Equity Fund
AIM Global Growth Fund                   AIM Conservative Allocation Fund
AIM Global Value Fund                    AIM Growth Allocation Fund/8/
AIM International Core Equity Fund/1/    AIM Moderate Allocation Fund
AIM International Growth Fund            AIM Moderate Growth Allocation Fund
AIM International Small Company Fund/6/  AIM Moderately Conservative
AIM Trimark Fund                          Allocation Fund

/1/The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. /2/As of end of business on February 27, 2004, AIM Mid Cap Core Equity Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. /3/Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. /4/As of end of business on March 18, 2002, AIM Small Cap Growth Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. /5/As of end of business on March 28, 2005, AIM European Small Company Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. /6/Effective December 30, 2004, AIM International Emerging Growth Fund was renamed AIM International Small Company Fund. As of end of business on March 14, 2005, the Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. /7/As of end of business on April 29, 2005, AIM Real Estate Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. /8/Effective April 29, 2005, AIM Aggressive Allocation Fund was renamed AIM Growth Allocation Fund.

     If used after July 20, 2005, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $131 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $375 billion in assets under management. Data as of March 31, 2005.

--------------------------------------------------------------------------------
CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR AND READ IT CAREFULLY BEFORE INVESTING.
--------------------------------------------------------------------------------


AIMinvestments.com                 I-UTI-AR-1           A I M Distributors, Inc.

                          [YOUR GOALS. OUR SOLUTIONS.]
                            - REGISTERED TRADEMARK -


 Mutual   Retirement   Annuities   College    Separately   Offshore   Cash
 Funds    Products                 Savings    Managed      Products   Management
                                   Plans      Accounts


                                                          [AIM INVESTMENTS LOGO]
                                                        - REGISTERED TRADEMARK -

ITEM 2. CODE OF ETHICS.

     As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the "Code") that applies to the Registrant's principal executive officer ("PEO") and principal financial officer ("PFO"). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Prema Mathai-Davis. Dr. Mathai-Davis is "independent" within the meaning of that term as used in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

FEES BILLED BY PWC RELATED TO THE REGISTRANT

     PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

                                              Percentage of Fees                                  Percentage of Fees
                                             Billed Applicable to                                Billed Applicable to
                                              Non-Audit Services                                  Non-Audit Services
                                              Provided for fiscal                                 Provided for fiscal
                       Fees Billed for      year end 2005 Pursuant   Fees Billed for Services   year end 2004 Pursuant
                     Services Rendered to        to Waiver of             Rendered to the            to Waiver of
                      the Registrant for         Pre-Approval         Registrant for fiscal          Pre-Approval
                     fiscal year end 2005      Requirement/(1)/             year end 2004         Requirement/(1)(2)/
                     --------------------   ----------------------   ------------------------   ----------------------
Audit Fees                $257,253                    N/A                    $249,057                     N/A
Audit-Related Fees        $      0                     0%                    $      0                      0%
Tax Fees/(3)/             $ 84,955                     0%                    $ 70,715                      0%
All Other Fees            $      0                     0%                    $      0                      0%
                          --------                                           --------
Total Fees                $342,208                     0%                    $319,772                      0%

PWC billed the Registrant aggregate non-audit fees of $84,955 for the fiscal year ended 2005, and $70,715 for the fiscal year ended 2004, for non-audit services rendered to the Registrant.

----------
/(1)/ With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly approved by the Registrant's Audit Committee prior to the completion of the audit by the Audit Committee.

/(2)/ Prior to May 6, 2003, the Registrant's Audit Committee was not required to pre-approve non-audit services. Therefore, the percentage of fees shown in this column only represents fees billed for non-audit services rendered after May 6, 2003, pursuant to a waiver of the pre-approval requirement.

/(3)/ Tax fees for the fiscal year end March 31, 2005 includes fees billed for reviewing tax returns and consultation services. Tax fees for fiscal year end March 31, 2004 includes fees billed for reviewing tax returns.

FEES BILLED BY PWC RELATED TO AIM AND AIM AFFILIATES

     PWC billed AIM Advisors, Inc. ("AIM"), the Registrant's adviser, and any entity controlling, controlled by or under common control with AIM that provides ongoing services to the Registrant ("AIM Affiliates") aggregate fees for pre-approved non-audit services rendered to AIM and AIM Affiliates for the last two fiscal years as follows:

                       Fees Billed for                                Fees Billed for
                      Non-Audit Services     Percentage of Fees     Non-Audit Services      Percentage of Fees
                     Rendered to AIM and    Billed Applicable to    Rendered to AIM and    Billed Applicable to
                      AIM Affiliates for     Non-Audit Services     AIM Affiliates for      Non-Audit Services
                     fiscal year end 2005    Provided for fiscal   fiscal year end 2004    Provided for fiscal
                      That Were Required        year end 2005       That Were Required        year end 2004
                      to be Pre-Approved     Pursuant to Waiver     to be Pre-Approved    Pursuant to Waiver of
                     by the Registrant's       of Pre-Approval      by the Registrant's        Pre-Approval
                       Audit Committee        Requirement/(1)/     Audit Committee/(2)/    Requirement/(1)(3)/
                     --------------------   --------------------   --------------------   ---------------------
Audit-Related Fees            $0                     0%                     $0                      0%
Tax Fees                      $0                     0%                     $0                      0%
All Other Fees                $0                     0%                     $0                      0%
                             ---                                           ---
Total Fees/(4)/               $0                     0%                     $0                      0%

----------
/(1)/ With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, AIM and AIM Affiliates to PWC during a fiscal year; and (iii) such services are promptly approved by the Registrant's Audit Committee prior to the completion of the audit by the Audit Committee.

/(2)/ Prior to May 6, 2003, the Registrant's Audit Committee was not required to pre-approve non-audit services. Therefore, the fees billed for non-audit services shown in this column only represents fees for pre-approved non-audit services rendered after May 6, 2003, to AIM and AIM Affiliates.

/(3)/ Prior to May 6, 2003, the Registrant's Audit Committee was not required to pre-approve non-audit services. Therefore, the percentage of fees shown in this column only represents fees billed for non-audit services rendered after May 6, 2003, pursuant to a waiver of the pre-approval requirement.

/(4)/ Including the fees for services not required to be pre-approved by the registrant's audit committee, PWC billed AIM and AIM Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2005, and $0 for the fiscal year ended 2004, for non-audit services rendered to AIM and AIM Affiliates.

     The Audit Committee also has considered whether the provision of non-audit services that were rendered to AIM and AIM Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC's independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

                  PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
                             POLICIES AND PROCEDURES
                      As adopted by the Audit Committees of
                the AIM Funds and the INVESCO Funds (the "Funds")
                         Last Amended September 14, 2004

STATEMENT OF PRINCIPLES

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission ("SEC") ("Rules"), the Audit Committees of the Funds' (the "Audit Committee") Board of Directors/Trustees (the "Board") are responsible for the appointment, compensation and oversight of the work of independent accountants (an "Auditor"). As part of this responsibility and to assure that the Auditor's independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds' investment adviser and to affiliates of the adviser that provide ongoing services to the Funds ("Service Affiliates") if the services directly impact the Funds' operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees ("general pre-approval") or require the specific pre-approval of the Audit Committees ("specific pre-approval"). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of general pre-approved fee levels will also require specific pre-approval by the Audit Committees.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and states otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

DELEGATION

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Directors. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next quarterly meeting.

AUDIT SERVICES

The annual audit services engagement terms (including fees) will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds' financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor's qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

GENERAL PRE-APPROVAL OF NON-AUDIT SERVICES

The Audit Committees may provide general pre-approval of types of non-audit services described in this Section IV to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC's Rules on auditor independence, and otherwise conforms to the Audit Committee's general principles and policies as set forth herein.

AUDIT-RELATED SERVICES

"Audit-related services" are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers.

TAX SERVICES

"Tax services" include, but are not limited to, the review and signing of the Funds' federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds' Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Provider before a tax court, district court or federal court of claims.

ALL OTHER SERVICES

The Audit Committees may pre-approve non-audit services classified as "All other services" that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

SPECIFIC PRE-APPROVAL OF NON-AUDIT SERVICES

The Audit Committees may provide specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the auditor, is consistent with the SEC Rules on auditor independence, and otherwise conforms to the Audit Committees' general principles and policies as set forth herein.

PRE-APPROVAL FEE LEVELS OR ESTABLISHED AMOUNTS

Pre-approval of fees or established amounts for services to be provided by the Auditor under general pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum such amounts will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific pre-approval by the Audit Committees. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

PROCEDURES

On an annual basis, A I M Advisors, Inc. ("AIM") will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the

Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds' Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund's Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds' Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds' Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds' Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds' Treasurer or senior management of AIM.

EXHIBIT 1 TO PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES POLICIES AND
PROCEDURES

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund's financial statements)

     . Bookkeeping or other services related to the accounting records or financial statements of the audit client

     . Financial information systems design and implementation Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

     .    Actuarial services

     .    Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

     .    Management functions

     .    Human resources

     .    Broker-dealer, investment adviser, or investment banking services

     .    Legal services

     .    Expert services unrelated to the audit

     . Any other service that the Public Company Oversight Board determines by regulation is impermissible

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

     Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

ITEM 8.      PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

     Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     None

ITEM 11. CONTROLS AND PROCEDURES.

(a) As of March 16, 2005, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act"), as amended. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of March 16, 2005, the Registrant's disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

12(a) (1) Code of Ethics.

12(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3) Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Sector Funds

By:      /s/ ROBERT H. GRAHAM
         ---------------------------------
         Robert H. Graham
         Principal Executive Officer

Date:    June 6, 2005

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:  /s/ ROBERT H. GRAHAM
     -------------------------------------
         Robert H. Graham
         Principal Executive Officer

Date:    June 6, 2005

By:      /s/ SIDNEY M. DILGREN
         -----------------------------------------------------------
         Sidney M. Dilgren
         Principal Financial Officer

Date:    June 6, 2005

                                  EXHIBIT INDEX

12(a) (1) Code of Ethics.

12(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3) Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.